UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com(search for proxy voting results) or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

At a shareholder meeting of Fidelity® Advisor Diversified International Fund held on October 17, 2007, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	15.70%	21.24%	13.25%
Class T (incl. 3.50% sales charge)	18.14%	21.50%	13.24%
Class B (incl. contingent deferred sales charge) B	16.73%	21.44%	13.25%
Class C (incl. contingent deferred sales charge) C	20.81%	21.72%	13.12%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class T on December 31, 1998, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI EAFE Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 22.76%, 22.43%, 21.73% and 21.81%, respectively (excluding sales charges), trailing the MSCI EAFE index. The largest drag on performance was the fund's overweighting in Japan, combined with weak stock selection there. On a sector basis, we had disappointing results within financials, and our positioning in the consumer sectors also detracted. A modest cash position hurt as well. Conversely, from a geographic standpoint, good stock selection and an underweighting in the UK market made healthy contributions to relative returns. Our focus on capital goods worldwide and an overweighting in Germany also paid off, as did stock selection in energy, technology, health care and materials. On an individual stock basis, detractors included Japanese financials ORIX, Daiwa Securities and out-of-benchmark OMC Card. Contributors included German holding SGL Carbon AG, the world's largest producer of carbon and graphite products. Backed by European and Asian demand for its steel products, SGL saw its stock price soar. Australian pharmaceutical company CSL was another strong performer. It owns the sole license for blockbuster cervical-cancer drug Gardasil, and its share price surged as demand rose worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,079.50	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 1,077.90	$ 7.75
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Class B
Actual	$ 1,000.00	$ 1,075.20	$ 10.93
HypotheticalA	$ 1,000.00	$ 1,014.67	$ 10.61
Class C
Actual	$ 1,000.00	$ 1,075.50	$ 10.52
HypotheticalA	$ 1,000.00	$ 1,015.07	$ 10.21
Institutional Class
Actual	$ 1,000.00	$ 1,081.10	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.48%
Class B	2.09%
Class C	2.01%
Institutional Class	.99%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.5	2.3
Allianz AG sponsored ADR (Germany, Insurance)	2.6	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	2.3
Nokia Corp. (Finland, Communications Equipment)	2.0	0.9
Nestle SA (Switzerland, Food Products)	1.9	2.4
	12.2
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	30.5
Industrials	14.4	15.2
Information Technology	12.3	11.5
Materials	9.6	6.6
Consumer Discretionary	7.7	9.5
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	26.0	25.4
Germany	15.0	16.9
France	10.9	8.5
United Kingdom	9.0	9.7
Switzerland	8.7	10.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Equity Futures 99.7%	Stocks and Equity Futures 96.6%
Short-Term Investments and Net Other Assets 0.3%	Short-Term Investments and Net Other Assets 3.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
Argentina - 0.0%
Mercadolibre, Inc.	78,700	$ 3,516
Australia - 4.1%
Aristocrat Leisure Ltd. (d)	3,680,300	35,999
BHP Billiton Ltd. sponsored ADR (d)	3,025,900	264,040
Computershare Ltd.	3,991,492	32,184
CSL Ltd.	6,147,900	209,005
Downer EDI Ltd.	4,046,122	25,231
National Australia Bank Ltd.	2,578,500	104,321
Woolworths Ltd.	740,300	23,202
TOTAL AUSTRALIA		693,982
Austria - 0.4%
voestalpine AG	758,000	68,165
Belgium - 0.2%
Fortis	1,066,800	34,095
Bermuda - 0.3%
Catlin Group Ltd.	1,088,000	11,344
Hiscox Ltd.	3,778,100	22,543
TPV Technology Ltd.	15,168,000	10,214
TOTAL BERMUDA		44,101
Brazil - 0.3%
Bovespa Holding SA (a)	1,328,000	25,292
Medial Saude SA	1,952,000	25,724
TOTAL BRAZIL		51,016
Canada - 1.8%
Canadian Natural Resources Ltd.	1,438,000	119,645
EnCana Corp.	710,248	49,722
Open Text Corp. (a)(d)	1,234,400	38,580
OPTI Canada, Inc. (a)	1,484,800	29,957
OZ Optics Ltd. unit (a)(g)	5,400	80
Suncor Energy, Inc.	233,700	25,605
Talisman Energy, Inc.	1,931,100	42,091
Westernzagros Resources Ltd.	427,000	1,628
Westernzagros Resources Ltd. warrants 1/18/08 (a)	42,700	50
TOTAL CANADA		307,358
Cayman Islands - 0.5%
Alibaba.com Ltd. (a)	698,000	2,252
GlobalSantaFe Corp.	147,200	11,928
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Lee & Man Paper Manufacturing Ltd.	5,423,700	$ 21,697
Subsea 7, Inc. (a)(d)	1,414,500	41,514
TOTAL CAYMAN ISLANDS		77,391
China - 0.1%
Zhejiang Expressway Co. Ltd. (H Shares)	13,346,000	19,273
Denmark - 0.6%
William Demant Holding AS (a)	1,073,200	98,357
Finland - 3.1%
Cargotec Corp. (B Shares)	542,240	33,514
Metso Corp.	1,447,500	87,996
Neste Oil Oyj	1,027,800	36,944
Nokia Corp.	1,111,500	44,149
Nokia Corp. sponsored ADR	7,450,500	295,934
Wartsila Corp. (B Shares)	271,700	22,201
TOTAL FINLAND		520,738
France - 10.9%
Alcatel-Lucent SA sponsored ADR	13,185,500	127,767
Alstom SA	1,111,800	262,395
Arkema sponsored ADR (a)	2,572	175
AXA SA sponsored ADR	393,600	17,606
BNP Paribas SA	1,558,900	171,852
Bureau Veritas SA (a)	245,500	14,220
Carbone Lorraine	249,900	22,364
CNP Assurances	287,000	36,587
Gaz de France	1,856,400	105,430
L'Air Liquide SA (a)	454,740	62,582
Lagardere S.C.A. (Reg.)	580,982	49,106
Neuf Cegetel	1,217,511	61,561
Orpea (a)	512,400	32,389
Pernod Ricard SA	134,540	31,090
Remy Cointreau SA	1,234,000	94,844
Renault SA	604,700	101,539
Sanofi-Aventis sponsored ADR	1,775,300	78,131
SCOR	219,488	5,978
Societe Generale Series A	839,755	141,499
Sodexho Alliance SA	561,200	40,466
Total SA:
Series B	353,100	28,463
sponsored ADR	2,944,300	237,340
Common Stocks - continued
	Shares	Value (000s)
France - continued
Unibail-Rodamco	158,700	$ 39,460
Vivendi	1,717,613	77,342
TOTAL FRANCE		1,840,186
Germany - 14.7%
Aareal Bank AG	1,342,647	69,581
Adidas-Salomon AG	133,700	8,920
Allianz AG sponsored ADR	19,332,370	436,912
Bayer AG	3,047,700	251,130
Bayerische Motoren Werke AG (BMW)	888,000	59,476
Bilfinger Berger AG	758,900	67,564
CompuGROUP Holding AG (a)	826,400	17,181
DaimlerChrysler AG (Reg.)	796,000	87,679
Deutz AG (a)	875,800	12,029
E.ON AG sponsored ADR	4,279,300	278,582
GFK AG	178,956	7,223
Henkel KGaA	350,537	16,251
Hochtief AG	281,200	38,830
K&S AG	447,800	93,624
KUKA AG (a)(d)	496,413	20,145
Lanxess AG	437,000	21,824
Linde AG	556,256	70,388
MAN AG	281,000	50,156
MTU Aero Engines Holding AG	105,351	6,432
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,415,500	271,564
Patrizia Immobilien AG (d)	1,171,800	15,636
RWE AG	971,900	132,698
SAP AG sponsored ADR (d)	713,600	38,734
SGL Carbon AG (a)	284,287	16,586
Siemens AG:
(Reg.)	798,400	108,878
sponsored ADR	1,515,200	206,628
Wacker Chemie AG	277,100	68,048
TOTAL GERMANY		2,472,699
Greece - 0.2%
Hellenic Exchanges Holding SA	1,070,800	37,233
Hong Kong - 1.9%
Hysan Development Co. Ltd.	58,250	176
New World Development Co. Ltd.	26,081,000	94,001
Sino Land Co.	12,044,000	37,753
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
Sun Hung Kai Properties Ltd.	3,765,000	$ 71,952
Wharf Holdings Ltd.	18,388,000	110,869
TOTAL HONG KONG		314,751
Indonesia - 0.2%
PT Bank Mandiri Persero Tbk	75,233,500	31,874
Ireland - 0.2%
Smurfit Kappa Group plc	1,465,200	29,485
Israel - 0.7%
Bank Hapoalim BM (Reg.)	7,390,800	40,665
Mizrahi Tefahot Bank Ltd.	9,841,265	76,430
TOTAL ISRAEL		117,095
Italy - 1.6%
ASM SpA	3,645,538	25,547
Fiat SpA	1,655,500	53,414
Milano Assicurazioni SpA	1,337,400	11,143
Pirelli & C. Real Estate SpA	706,325	34,875
Prysmian SpA	1,873,700	53,834
Unicredito Italiano SpA	11,035,700	94,332
TOTAL ITALY		273,145
Japan - 24.8%
Aeon Co. Ltd.	5,835,800	91,884
Aeon Mall Co. Ltd. (d)	1,695,800	44,112
Aioi Insurance Co. Ltd.	8,628,000	50,158
Aoyama Trading Co. Ltd.	1,633,400	42,708
Arealink Co. Ltd. (d)(e)	87,229	43,272
Asics Corp.	3,382,000	53,942
Bank of Nagoya Ltd.	6,814,000	50,409
Bridgestone Corp.	2,209,400	48,917
Canon Fintech, Inc.	595,800	10,025
Canon, Inc.	675,100	34,140
Canon, Inc. sponsored ADR	2,356,100	119,148
Chiba Bank Ltd.	5,205,000	41,786
Credit Saison Co. Ltd.	848,300	27,055
Daiei, Inc. (a)	2,113,050	15,051
Daiwa House Industry Co. Ltd.	4,107,000	58,621
Daiwa Securities Group, Inc.	18,548,000	178,787
DCM Japan Holdings Co. Ltd. (d)	3,112,820	24,010
Fuji Machine Manufacturing Co. Ltd.	1,833,600	40,933
Fujitsu Ltd.	9,681,000	76,029
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Fukuoka Financial Group, Inc. (a)	10,181,000	$ 65,631
Hokuhoku Financial Group, Inc.	15,384,000	47,532
Ibiden Co. Ltd.	862,600	73,134
Inpex Holdings, Inc.	5,875	63,348
Isetan Co. Ltd.	1,706,400	23,061
Juroku Bank Ltd.	9,501,000	57,504
Kansai Paint Co. Ltd.	4,243,000	31,860
Konica Minolta Holdings, Inc.	3,961,000	69,355
Kubota Corp.	1,603,000	13,461
Marubeni Corp.	5,082,000	43,646
Marui Group Co. Ltd.	4,410,200	45,759
Matsui Securities Co. Ltd. (d)	8,961,400	71,218
Millea Holdings, Inc.	1,552,600	60,955
Misumi Group, Inc.	1,530,700	25,909
Mitsubishi Corp.	3,023,100	94,146
Mitsubishi Estate Co. Ltd.	2,829,000	84,827
Mitsui & Co. Ltd.	4,098,000	106,317
Mitsui Fudosan Co. Ltd.	2,189,000	60,570
Mizuho Financial Group, Inc.	3,159	17,759
Monex Beans Holdings, Inc. (d)	10,893	7,531
Murata Manufacturing Co. Ltd.	1,990,100	121,138
Namco Bandai Holdings, Inc.	1,242,400	19,159
Nidec Corp.	1,338,100	100,563
Nintendo Co. Ltd.	129,500	81,326
Nippon Chemi-con Corp.	3,839,900	30,465
Nippon Electric Glass Co. Ltd.	7,655,200	130,141
Nomura Holdings, Inc.	4,531,700	80,800
Nomura Holdings, Inc. sponsored ADR	4,015,900	71,603
NSK Ltd.	6,117,000	54,246
Okamura Corp.	4,931,000	44,569
Okinawa Cellular Telephone Co.	7,759	22,730
OMC Card, Inc. (d)(e)	11,455,100	42,243
Omron Corp.	1,838,100	45,217
ORIX Corp.	155,150	31,832
Promise Co. Ltd. (d)	896,950	26,985
SBI E*TRADE Securities Co. Ltd. (d)	52,205	56,057
Sekisui House Ltd.	4,321,000	55,292
Seven & I Holdings Co. Ltd.	943,500	24,368
SFCG Co. Ltd.	376,930	62,533
SMC Corp.	426,700	57,170
Sompo Japan Insurance, Inc.	9,988,000	117,496
Sony Corp. sponsored ADR	356,300	17,623
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sony Financial Holdings, Inc.	1,336	$ 4,807
Sumitomo Corp.	7,643,000	133,200
Sumitomo Electric Industries Ltd.	4,612,500	74,694
Sumitomo Metal Industries Ltd.	4,987,000	24,689
Sumitomo Mitsui Financial Group, Inc.	1,265	10,364
Sumitomo Osaka Cement Co. Ltd.	17,933,000	44,953
T&D Holdings, Inc.	608,500	36,631
Takeda Pharmaceutical Co. Ltd.	859,600	53,706
Tokai Carbon Co. Ltd. (d)	9,268,000	116,252
Tokuyama Corp. (d)	4,418,000	61,723
Tokyo Tomin Bank Ltd.	2,001,100	66,619
Toyota Motor Corp.	1,440,100	82,403
Yamada Denki Co. Ltd.	161,460	16,651
Yamaguchi Financial Group, Inc.	3,169,000	37,190
TOTAL JAPAN		4,171,948
Korea (South) - 0.5%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	775,510	49,265
Kookmin Bank	292,010	23,882
Samsung Electronics Co. Ltd.	16,050	9,897
TOTAL KOREA (SOUTH)		83,044
Luxembourg - 0.8%
ArcelorMittal SA (NY Shares) Class A	1,730,800	138,377
Malaysia - 1.0%
DiGi.com Bhd	5,697,700	42,915
Gamuda Bhd	52,592,000	72,513
Public Bank BHD (For. Reg.)	8,688,500	29,878
YTL Corp. BHD	6,796,800	15,396
TOTAL MALAYSIA		160,702
Netherlands - 4.7%
Akzo Nobel NV (d)	403,300	32,446
Heineken NV (Bearer)	2,658,700	185,577
Koninklijke KPN NV	5,301,900	100,012
Koninklijke Philips Electronics NV (NY Shares)	2,235,100	92,399
Reed Elsevier NV sponsored ADR	2,850,100	110,983
SBM Offshore NV	1,769,610	68,095
Unilever NV:
(Certificaten Van Aandelen)	1,917,700	62,208
(NY Shares)	4,369,400	141,831
TOTAL NETHERLANDS		793,551
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
Aker Kvaerner ASA	3,928,950	$ 136,907
Hafslund ASA (B Shares)	1,249,863	37,031
Odfjell Se (B Shares)	237,650	3,786
TOTAL NORWAY		177,724
Singapore - 0.1%
City Developments Ltd.	1,636,000	18,064
Spain - 1.5%
Banco Santander SA sponsored ADR	1,021,400	22,175
Inditex SA	368,500	27,415
Telefonica SA sponsored ADR	2,076,900	206,548
TOTAL SPAIN		256,138
Sweden - 1.3%
Scania AB (B Shares)	4,083,200	111,499
SSAB Svenskt Stal AB (A Shares)	216,200	7,010
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,526,200	105,962
TOTAL SWEDEN		224,471
Switzerland - 8.7%
ABB Ltd.:
(Reg.)	4,987,147	150,006
sponsored ADR	1,898,700	57,379
Basilea Pharmaceutica AG (a)	132,140	24,915
Credit Suisse Group sponsored ADR	919,400	62,243
Credit Suisse Group (Reg.)	456,032	30,873
Julius Baer Holding AG (Bearer)	968,951	83,820
Nestle SA:
(Reg.)	424,214	195,987
sponsored ADR	1,103,600	127,466
Novartis AG sponsored ADR	1,125,900	59,864
Roche Holding AG (participation certificate)	2,172,980	371,362
SGS Societe Generale de Surveillance Holding SA (Reg.)	98,154	128,635
Sonova Holding AG	6,217	698
Swiss Life Holding	209,248	57,808
Swisscom AG (Reg.)	45,111	16,679
Zurich Financial Services AG (Reg.)	310,744	93,561
TOTAL SWITZERLAND		1,461,296
Taiwan - 2.3%
Advanced Semiconductor Engineering, Inc.	79,815,374	96,098
Compal Electronics, Inc.	23,928,045	30,321
Common Stocks - continued
	Shares	Value (000s)
Taiwan - continued
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	6,680,541	$ 77,361
Taiwan Mobile Co. Ltd.	42,544,000	56,997
Taiwan Semiconductor Manufacturing Co. Ltd.	14,013,708	27,599
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,084,141	32,846
Wistron Corp.	32,869,618	65,445
TOTAL TAIWAN		386,667
United Kingdom - 9.0%
Anglo American PLC ADR	1,771,042	61,898
BP PLC	6,596,300	85,741
BP PLC sponsored ADR	2,242,700	174,908
Dawnay Day Treveria PLC (e)	34,888,528	44,102
GlaxoSmithKline PLC	609,800	15,626
Intertek Group PLC	1,513,300	32,375
Misys PLC	1,770,444	8,898
NETeller PLC (a)	4,254,500	6,324
Next PLC	305,400	14,020
Rentokil Initial PLC	18,789,300	67,190
Rio Tinto PLC:
(Reg.)	464,400	43,537
sponsored ADR	190,800	71,550
Royal Dutch Shell PLC Class A sponsored ADR	1,275,400	111,610
Serco Group PLC	1,418,748	13,296
Tesco PLC	11,472,054	117,589
Unilever PLC	516,300	17,482
Unilever PLC sponsored ADR	1,509,260	51,104
Vodafone Group PLC	8,708,600	34,199
Vodafone Group PLC sponsored ADR	13,988,100	549,311
TOTAL UNITED KINGDOM		1,520,760
United States of America - 0.4%
Microsoft Corp.	1,956,400	72,015
TOTAL COMMON STOCKS (Cost $13,668,780)		16,499,217
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(g)	8,500	0
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.3%
Henkel KGaA	362,700	$ 18,513
Volkswagen AG	163,000	30,936
TOTAL GERMANY		49,449
Italy - 0.2%
Buzzi Unicem SpA (Risp)	1,569,595	30,131
Fondiaria-Sai SpA (Risp)	321,300	10,953
TOTAL ITALY		41,084
TOTAL NONCONVERTIBLE PREFERRED STOCKS		90,533
TOTAL PREFERRED STOCKS (cost $87,709)		90,533
Government Obligations - 0.1%
	Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 3.86% to 4.85% 11/1/07 to 1/31/08 (f) (Cost $14,533)	$ 14,600	14,536
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	420,841,930	420,842
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	477,582,702	477,583
TOTAL MONEY MARKET FUNDS (Cost $898,425)		898,425
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $6,750)	$ 6,751	$ 6,750
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $14,676,197)		17,509,461
NET OTHER ASSETS - (4.0)%		(668,159)
NET ASSETS - 100%		$ 16,841,302
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,455 Nikkei 225 Index Contracts (Japan)	Dec. 2007	$ 206,895	$ 10,753

The face value of futures purchased as a percentage of net assets - 1.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,377,000.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$6,750,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 3,833
Lehman Brothers, Inc.	2,917
$ 6,750
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 42,393
Fidelity Securities Lending Cash Central Fund	13,653
Total	$ 56,046
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 6,046	$ 45,150	$ -	$ 30	$ 43,272
Dawnay Day Treveria PLC	40,978	19,267	4,857	2,294	44,102
KUKA AG (formerly IWKA AG)	31,757	-	42,021	-	-
OMC Card, Inc.	51,128	35,323	-	506	42,243
SGL Carbon AG	79,939	-	175,743	-	-
Total	$ 209,848	$ 99,740	$ 222,621	$ 2,830	$ 129,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $472,136 and repurchase agreements of $6,750) - See accompanying schedule: Unaffiliated issuers (cost $13,564,590)	$ 16,481,419
Fidelity Central Funds (cost $898,425)	898,425
Other affiliated issuers (cost $213,182)	129,617
Total Investments (cost $14,676,197)		$ 17,509,461
Receivable for investments sold		151,863
Receivable for fund shares sold		15,972
Dividends receivable		24,030
Distributions receivable from Fidelity Central Funds		2,490
Receivable for daily variation on futures contracts		2,578
Prepaid expenses		6
Other receivables		1,457
Total assets		17,707,857

Liabilities
Payable to custodian bank	$ 6,903
Payable for investments purchased	323,145
Payable for fund shares redeemed	36,676
Accrued management fee	9,799
Distribution fees payable	4,466
Other affiliated payables	2,947
Other payables and accrued expenses	5,036
Collateral on securities loaned, at value	477,583
Total liabilities		866,555

Net Assets		$ 16,841,302
Net Assets consist of:
Paid in capital		$ 11,712,337
Undistributed net investment income		152,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,132,259
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,844,276
Net Assets		$ 16,841,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,774,215 ÷ 216,942 shares)	$ 26.62

Maximum offering price per share (100/94.25 of $26.62)	$ 28.24
Class T: Net Asset Value and redemption price per share ($3,568,880 ÷ 135,677 shares)	$ 26.30

Maximum offering price per share (100/96.50 of $26.30)	$ 27.25
Class B: Net Asset Value and offering price per share ($558,966 ÷ 21,976 shares)A	$ 25.44

Class C: Net Asset Value and offering price per share ($1,672,927 ÷ 65,599 shares)A	$ 25.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,266,314 ÷ 194,651 shares)	$ 27.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends (including $2,830 earned from other affiliated issuers)		$ 370,521
Interest		1,336
Income from Fidelity Central Funds		56,046
		427,903
Less foreign taxes withheld		(39,454)
Total income		388,449

Expenses
Management fee	$ 111,628
Transfer agent fees	32,939
Distribution fees	52,312
Accounting and security lending fees	2,250
Custodian fees and expenses	3,195
Independent trustees' compensation	53
Registration fees	555
Audit	156
Legal	187
Miscellaneous	4,641
Total expenses before reductions	207,916
Expense reductions	(6,590)	201,326
Net investment income (loss)		187,123
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,063,333
Other affiliated issuers	136,144
Foreign currency transactions	(5,589)
Futures contracts	16,138
Total net realized gain (loss)		2,210,026
Change in net unrealized appreciation (depreciation) on: Investment securities	805,767
Assets and liabilities in foreign currencies	169
Futures contracts	148
Total change in net unrealized appreciation (depreciation)		806,084
Net gain (loss)		3,016,110
Net increase (decrease) in net assets resulting from operations		$ 3,203,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 187,123	$ 153,748
Net realized gain (loss)	2,210,026	1,020,572
Change in net unrealized appreciation (depreciation)	806,084	889,367
Net increase (decrease) in net assets resulting from operations	3,203,233	2,063,687
Distributions to shareholders from net investment income	(133,151)	(64,018)
Distributions to shareholders from net realized gain	(974,839)	(425,957)
Total distributions	(1,107,990)	(489,975)
Share transactions - net increase (decrease)	320,019	4,317,582
Redemption fees	467	520
Total increase (decrease) in net assets	2,415,729	5,891,814

Net Assets
Beginning of period	14,425,573	8,533,759
End of period (including undistributed net investment income of $152,430 and undistributed net investment income of $144,715, respectively)	$ 16,841,302	$ 14,425,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.42	$ 20.30	$ 16.97	$ 14.60	$ 11.12
Income from Investment Operations
Net investment income (loss) C	.31	.30	.19	.08	.09
Net realized and unrealized gain (loss)	4.69	3.91	3.27	2.41	3.45
Total from investment operations	5.00	4.21	3.46	2.49	3.54
Distributions from net investment income	(.23)	(.14)	(.05)	(.12)	(.06)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.80)	(1.09)	(.13)	(.12)	(.06)
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 26.62	$ 23.42	$ 20.30	$ 16.97	$ 14.60
Total Return A, B	22.76%	21.54%	20.50%	17.15%	31.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.25%	1.26%	1.27%	1.31%	1.42%
Expenses net of fee waivers, if any	1.25%	1.26%	1.27%	1.31%	1.42%
Expenses net of all reductions	1.21%	1.20%	1.20%	1.27%	1.39%
Net investment income (loss)	1.26%	1.33%	1.02%	.51%	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 5,774	$ 4,694	$ 2,792	$ 1,294	$ 241
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.17	$ 20.12	$ 16.82	$ 14.47	$ 11.01
Income from Investment Operations
Net investment income (loss) C	.25	.25	.15	.03	.05
Net realized and unrealized gain (loss)	4.63	3.89	3.23	2.39	3.43
Total from investment operations	4.88	4.14	3.38	2.42	3.48
Distributions from net investment income	(.18)	(.14)	-	(.07)	(.02)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.75)	(1.09)	(.08)	(.07)	(.02)
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 26.30	$ 23.17	$ 20.12	$ 16.82	$ 14.47
Total Return A, B	22.43%	21.33%	20.16%	16.78%	31.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.48%	1.51%	1.61%	1.75%
Expenses net of fee waivers, if any	1.47%	1.48%	1.51%	1.61%	1.75%
Expenses net of all reductions	1.43%	1.42%	1.45%	1.57%	1.72%
Net investment income (loss)	1.04%	1.12%	.77%	.21%	.38%
Supplemental Data
Net assets, end of period (in millions)	$ 3,569	$ 3,609	$ 2,420	$ 1,510	$ 552
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.46	$ 19.60	$ 16.46	$ 14.19	$ 10.84
Income from Investment Operations
Net investment income (loss) C	.10	.10	.02	(.07)	(.02)
Net realized and unrealized gain (loss)	4.50	3.79	3.16	2.35	3.37
Total from investment operations	4.60	3.89	3.18	2.28	3.35
Distributions from net investment income	(.05)	(.08)	-	(.01)	-
Distributions from net realized gain	(1.57)	(.95)	(.04)	-	-
Total distributions	(1.62)	(1.03)	(.04)	(.01)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 25.44	$ 22.46	$ 19.60	$ 16.46	$ 14.19
Total Return A, B	21.73%	20.55%	19.35%	16.08%	30.90%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.12%	2.16%	2.24%	2.32%
Expenses net of fee waivers, if any	2.08%	2.12%	2.16%	2.24%	2.32%
Expenses net of all reductions	2.04%	2.06%	2.10%	2.20%	2.29%
Net investment income (loss)	.42%	.48%	.12%	(.42)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 559	$ 508	$ 351	$ 196	$ 89
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.53	$ 19.65	$ 16.48	$ 14.22	$ 10.86
Income from Investment Operations
Net investment income (loss) C	.12	.12	.04	(.05)	(.01)
Net realized and unrealized gain (loss)	4.50	3.79	3.17	2.35	3.37
Total from investment operations	4.62	3.91	3.21	2.30	3.36
Distributions from net investment income	(.08)	(.08)	-	(.04)	-
Distributions from net realized gain	(1.57)	(.95)	(.04)	-	-
Total distributions	(1.65)	(1.03)	(.04)	(.04)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 25.50	$ 22.53	$ 19.65	$ 16.48	$ 14.22
Total Return A, B	21.81%	20.62%	19.51%	16.21%	30.94%
Ratios to Average Net Assets D, F
Expenses before reductions	2.00%	2.02%	2.05%	2.13%	2.23%
Expenses net of fee waivers, if any	2.00%	2.02%	2.05%	2.13%	2.23%
Expenses net of all reductions	1.96%	1.96%	1.99%	2.09%	2.20%
Net investment income (loss)	.51%	.57%	.23%	(.31)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,673	$ 1,395	$ 758	$ 381	$ 124
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.78	$ 20.56	$ 17.18	$ 14.74	$ 11.22
Income from Investment Operations
Net investment income (loss) B	.38	.37	.25	.13	.13
Net realized and unrealized gain (loss)	4.76	3.98	3.30	2.44	3.48
Total from investment operations	5.14	4.35	3.55	2.57	3.61
Distributions from net investment income	(.29)	(.18)	(.09)	(.13)	(.09)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.86)	(1.13)	(.17)	(.13)	(.09)
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 27.06	$ 23.78	$ 20.56	$ 17.18	$ 14.74
Total Return A	23.07%	21.96%	20.81%	17.54%	32.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	.97%	.97%	1.03%	1.09%
Expenses net of fee waivers, if any	.98%	.97%	.97%	1.03%	1.09%
Expenses net of all reductions	.94%	.92%	.91%	.98%	1.06%
Net investment income (loss)	1.53%	1.62%	1.32%	.80%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 5,266	$ 4,220	$ 2,213	$ 1,185	$ 391
Portfolio turnover rate D	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,355,737
Unrealized depreciation	(560,220)
Net unrealized appreciation (depreciation)	2,795,517
Undistributed ordinary income	302,420
Undistributed long-term capital gain	1,706,995

Cost for federal income tax purposes	$ 14,713,944

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 313,217	$ 171,628
Long-term Capital Gains	794,773	318,347
Total	$ 1,107,990	$ 489,975

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Futures Contracts - continued

Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,731,642 and $15,964,220, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract, subject to shareholder approval, to add a performance adjustment to the management fee. The proposal did not receive the number of votes required at the shareholder meeting on October 17, 2007 and as a result no changes were made to the Fund's management contract.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 12,912	$ 797
Class T	.25%	.25%	18,557	577
Class B	.75%	.25%	5,356	4,020
Class C	.75%	.25%	15,487	3,642
			$ 52,312	$ 9,036

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,065
Class T	244
Class B*	833
Class C*	233
$ 2,375

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,350.22
Class T	7,114.19
Class B	1,632.30
Class C	3,418.22
Institutional Class	9,425.20
	$ 32,939

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,653.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,208 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 71
Class T	61
Institutional Class	32
$ 164

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 46,511	$ 20,889
Class T	28,116	17,028
Class B	1,108	1,465
Class C	5,232	3,357
Institutional Class	52,184	21,279
Total	$ 133,151	$ 64,018
From net realized gain
Class A	$ 316,111	$ 137,810
Class T	243,882	118,069
Class B	35,514	17,614
Class C	97,793	38,898
Institutional Class	281,539	113,566
Total	$ 974,839	$ 425,957

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	64,291	92,555	$ 1,554,629	$ 2,062,928
Reinvestment of distributions	13,015	5,911	292,975	120,998
Shares redeemed	(60,769)	(35,607)	(1,466,102)	(794,472)
Net increase (decrease)	16,537	62,859	$ 381,502	$ 1,389,454
Class T
Shares sold	27,062	62,102	$ 641,406	$ 1,371,264
Reinvestment of distributions	11,891	6,462	265,043	131,108
Shares redeemed	(59,029)	(33,079)	(1,416,423)	(728,634)
Net increase (decrease)	(20,076)	35,485	$ (509,974)	$ 773,738
Class B
Shares sold	3,350	7,773	$ 77,002	$ 166,883
Reinvestment of distributions	1,452	822	31,456	16,265
Shares redeemed	(5,448)	(3,861)	(125,817)	(82,950)
Net increase (decrease)	(646)	4,734	$ (17,359)	$ 100,198
Class C
Shares sold	12,688	28,685	$ 291,365	$ 617,751
Reinvestment of distributions	3,357	1,513	72,889	30,000
Shares redeemed	(12,337)	(6,902)	(287,237)	(148,267)
Net increase (decrease)	3,708	23,296	$ 77,017	$ 499,484
Institutional Class
Shares sold	71,325	101,236	$ 1,740,183	$ 2,276,221
Reinvestment of distributions	9,822	3,981	224,239	82,534
Shares redeemed	(63,957)	(35,373)	(1,575,589)	(804,047)
Net increase (decrease)	17,190	69,844	$ 388,833	$ 1,554,708

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified International. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified International. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified International. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified International. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified International. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified International. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified International. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/07	12/10/07	$0.239	$3.02
Class T	12/07/07	12/10/07	$0.16	$3.02
Class B	12/07/07	12/10/07	$0.03	$3.02
Class C	12/07/07	12/10/07	$0.059	$3.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st 2007, $1,706,994,942, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 56%, Class T designates 61%, Class B designates 83%, and Class C designates 76%, of each dividend distributed in December 2006, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2006	$0.284	$0.0233
Class T	12/11/2006	$0.258	$0.0233
Class B	12/11/2006	$0.189	$0.0233
Class C	12/11/2006	$0.207	$0.0233

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Advisor Diversified International shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Diversified International Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	4,780,444,603.41	60.433
Against	2,831,418,822.29	35.794
Abstain	298,449,571.17	3.773
TOTAL	7,910,312,996.87	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIF-UANN-1207
1.784735.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

At a shareholder meeting of Fidelity® Advisor Diversified International Fund held on October 17, 2007, the proposal to approve a new management contract for the fund did not receive the vote required for approval. As a result, the current management contract will remain in effect for the fund.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	23.07%	23.06%	14.36%

A From December 17, 1998.

$10,000 Over Life of Fund*

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital International SM Europe, Australia, Far East (MSCI® EAFE®) Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI EAFE Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Penelope Dobkin, Portfolio Manager of Fidelity® Advisor Diversified International Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Institutional Class shares returned 23.07%, trailing the MSCI EAFE index. The largest drag on performance was the fund's overweighting in Japan, combined with weak stock selection there. On a sector basis, we had disappointing results within financials, and our positioning in the consumer sectors also detracted. A modest cash position hurt as well. Conversely, from a geographic standpoint, good stock selection and an underweighting in the UK made healthy contributions to relative returns. Our focus on capital goods worldwide and an overweighting in Germany also paid off, as did stock selection in energy, technology, health care and materials. On an individual stock basis, detractors included Japanese financials ORIX, Daiwa Securities and out-of-benchmark OMC Card. Contributors included German holding SGL Carbon AG, the world's largest producer of carbon and graphite products. Backed by European and Asian demand for its steel products, SGL saw its stock price soar. Australian pharmaceutical company CSL was another strong performer. It owns the sole license for blockbuster cervical-cancer drug Gardasil, and its share price surged as demand rose worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,079.50	$ 6.60
HypotheticalA	$ 1,000.00	$ 1,018.85	$ 6.41
Class T
Actual	$ 1,000.00	$ 1,077.90	$ 7.75
HypotheticalA	$ 1,000.00	$ 1,017.74	$ 7.53
Class B
Actual	$ 1,000.00	$ 1,075.20	$ 10.93
HypotheticalA	$ 1,000.00	$ 1,014.67	$ 10.61
Class C
Actual	$ 1,000.00	$ 1,075.50	$ 10.52
HypotheticalA	$ 1,000.00	$ 1,015.07	$ 10.21
Institutional Class
Actual	$ 1,000.00	$ 1,081.10	$ 5.19
HypotheticalA	$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.26%
Class T	1.48%
Class B	2.09%
Class C	2.01%
Institutional Class	.99%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.5	2.3
Allianz AG sponsored ADR (Germany, Insurance)	2.6	2.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.2	2.3
Nokia Corp. (Finland, Communications Equipment)	2.0	0.9
Nestle SA (Switzerland, Food Products)	1.9	2.4
	12.2
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.1	30.5
Industrials	14.4	15.2
Information Technology	12.3	11.5
Materials	9.6	6.6
Consumer Discretionary	7.7	9.5
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	26.0	25.4
Germany	15.0	16.9
France	10.9	8.5
United Kingdom	9.0	9.7
Switzerland	8.7	10.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Equity Futures 99.7%	Stocks and Equity Futures 96.6%
Short-Term Investments and Net Other Assets 0.3%	Short-Term Investments and Net Other Assets 3.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
Argentina - 0.0%
Mercadolibre, Inc.	78,700	$ 3,516
Australia - 4.1%
Aristocrat Leisure Ltd. (d)	3,680,300	35,999
BHP Billiton Ltd. sponsored ADR (d)	3,025,900	264,040
Computershare Ltd.	3,991,492	32,184
CSL Ltd.	6,147,900	209,005
Downer EDI Ltd.	4,046,122	25,231
National Australia Bank Ltd.	2,578,500	104,321
Woolworths Ltd.	740,300	23,202
TOTAL AUSTRALIA		693,982
Austria - 0.4%
voestalpine AG	758,000	68,165
Belgium - 0.2%
Fortis	1,066,800	34,095
Bermuda - 0.3%
Catlin Group Ltd.	1,088,000	11,344
Hiscox Ltd.	3,778,100	22,543
TPV Technology Ltd.	15,168,000	10,214
TOTAL BERMUDA		44,101
Brazil - 0.3%
Bovespa Holding SA (a)	1,328,000	25,292
Medial Saude SA	1,952,000	25,724
TOTAL BRAZIL		51,016
Canada - 1.8%
Canadian Natural Resources Ltd.	1,438,000	119,645
EnCana Corp.	710,248	49,722
Open Text Corp. (a)(d)	1,234,400	38,580
OPTI Canada, Inc. (a)	1,484,800	29,957
OZ Optics Ltd. unit (a)(g)	5,400	80
Suncor Energy, Inc.	233,700	25,605
Talisman Energy, Inc.	1,931,100	42,091
Westernzagros Resources Ltd.	427,000	1,628
Westernzagros Resources Ltd. warrants 1/18/08 (a)	42,700	50
TOTAL CANADA		307,358
Cayman Islands - 0.5%
Alibaba.com Ltd. (a)	698,000	2,252
GlobalSantaFe Corp.	147,200	11,928
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Lee & Man Paper Manufacturing Ltd.	5,423,700	$ 21,697
Subsea 7, Inc. (a)(d)	1,414,500	41,514
TOTAL CAYMAN ISLANDS		77,391
China - 0.1%
Zhejiang Expressway Co. Ltd. (H Shares)	13,346,000	19,273
Denmark - 0.6%
William Demant Holding AS (a)	1,073,200	98,357
Finland - 3.1%
Cargotec Corp. (B Shares)	542,240	33,514
Metso Corp.	1,447,500	87,996
Neste Oil Oyj	1,027,800	36,944
Nokia Corp.	1,111,500	44,149
Nokia Corp. sponsored ADR	7,450,500	295,934
Wartsila Corp. (B Shares)	271,700	22,201
TOTAL FINLAND		520,738
France - 10.9%
Alcatel-Lucent SA sponsored ADR	13,185,500	127,767
Alstom SA	1,111,800	262,395
Arkema sponsored ADR (a)	2,572	175
AXA SA sponsored ADR	393,600	17,606
BNP Paribas SA	1,558,900	171,852
Bureau Veritas SA (a)	245,500	14,220
Carbone Lorraine	249,900	22,364
CNP Assurances	287,000	36,587
Gaz de France	1,856,400	105,430
L'Air Liquide SA (a)	454,740	62,582
Lagardere S.C.A. (Reg.)	580,982	49,106
Neuf Cegetel	1,217,511	61,561
Orpea (a)	512,400	32,389
Pernod Ricard SA	134,540	31,090
Remy Cointreau SA	1,234,000	94,844
Renault SA	604,700	101,539
Sanofi-Aventis sponsored ADR	1,775,300	78,131
SCOR	219,488	5,978
Societe Generale Series A	839,755	141,499
Sodexho Alliance SA	561,200	40,466
Total SA:
Series B	353,100	28,463
sponsored ADR	2,944,300	237,340
Common Stocks - continued
	Shares	Value (000s)
France - continued
Unibail-Rodamco	158,700	$ 39,460
Vivendi	1,717,613	77,342
TOTAL FRANCE		1,840,186
Germany - 14.7%
Aareal Bank AG	1,342,647	69,581
Adidas-Salomon AG	133,700	8,920
Allianz AG sponsored ADR	19,332,370	436,912
Bayer AG	3,047,700	251,130
Bayerische Motoren Werke AG (BMW)	888,000	59,476
Bilfinger Berger AG	758,900	67,564
CompuGROUP Holding AG (a)	826,400	17,181
DaimlerChrysler AG (Reg.)	796,000	87,679
Deutz AG (a)	875,800	12,029
E.ON AG sponsored ADR	4,279,300	278,582
GFK AG	178,956	7,223
Henkel KGaA	350,537	16,251
Hochtief AG	281,200	38,830
K&S AG	447,800	93,624
KUKA AG (a)(d)	496,413	20,145
Lanxess AG	437,000	21,824
Linde AG	556,256	70,388
MAN AG	281,000	50,156
MTU Aero Engines Holding AG	105,351	6,432
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,415,500	271,564
Patrizia Immobilien AG (d)	1,171,800	15,636
RWE AG	971,900	132,698
SAP AG sponsored ADR (d)	713,600	38,734
SGL Carbon AG (a)	284,287	16,586
Siemens AG:
(Reg.)	798,400	108,878
sponsored ADR	1,515,200	206,628
Wacker Chemie AG	277,100	68,048
TOTAL GERMANY		2,472,699
Greece - 0.2%
Hellenic Exchanges Holding SA	1,070,800	37,233
Hong Kong - 1.9%
Hysan Development Co. Ltd.	58,250	176
New World Development Co. Ltd.	26,081,000	94,001
Sino Land Co.	12,044,000	37,753
Common Stocks - continued
	Shares	Value (000s)
Hong Kong - continued
Sun Hung Kai Properties Ltd.	3,765,000	$ 71,952
Wharf Holdings Ltd.	18,388,000	110,869
TOTAL HONG KONG		314,751
Indonesia - 0.2%
PT Bank Mandiri Persero Tbk	75,233,500	31,874
Ireland - 0.2%
Smurfit Kappa Group plc	1,465,200	29,485
Israel - 0.7%
Bank Hapoalim BM (Reg.)	7,390,800	40,665
Mizrahi Tefahot Bank Ltd.	9,841,265	76,430
TOTAL ISRAEL		117,095
Italy - 1.6%
ASM SpA	3,645,538	25,547
Fiat SpA	1,655,500	53,414
Milano Assicurazioni SpA	1,337,400	11,143
Pirelli & C. Real Estate SpA	706,325	34,875
Prysmian SpA	1,873,700	53,834
Unicredito Italiano SpA	11,035,700	94,332
TOTAL ITALY		273,145
Japan - 24.8%
Aeon Co. Ltd.	5,835,800	91,884
Aeon Mall Co. Ltd. (d)	1,695,800	44,112
Aioi Insurance Co. Ltd.	8,628,000	50,158
Aoyama Trading Co. Ltd.	1,633,400	42,708
Arealink Co. Ltd. (d)(e)	87,229	43,272
Asics Corp.	3,382,000	53,942
Bank of Nagoya Ltd.	6,814,000	50,409
Bridgestone Corp.	2,209,400	48,917
Canon Fintech, Inc.	595,800	10,025
Canon, Inc.	675,100	34,140
Canon, Inc. sponsored ADR	2,356,100	119,148
Chiba Bank Ltd.	5,205,000	41,786
Credit Saison Co. Ltd.	848,300	27,055
Daiei, Inc. (a)	2,113,050	15,051
Daiwa House Industry Co. Ltd.	4,107,000	58,621
Daiwa Securities Group, Inc.	18,548,000	178,787
DCM Japan Holdings Co. Ltd. (d)	3,112,820	24,010
Fuji Machine Manufacturing Co. Ltd.	1,833,600	40,933
Fujitsu Ltd.	9,681,000	76,029
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Fukuoka Financial Group, Inc. (a)	10,181,000	$ 65,631
Hokuhoku Financial Group, Inc.	15,384,000	47,532
Ibiden Co. Ltd.	862,600	73,134
Inpex Holdings, Inc.	5,875	63,348
Isetan Co. Ltd.	1,706,400	23,061
Juroku Bank Ltd.	9,501,000	57,504
Kansai Paint Co. Ltd.	4,243,000	31,860
Konica Minolta Holdings, Inc.	3,961,000	69,355
Kubota Corp.	1,603,000	13,461
Marubeni Corp.	5,082,000	43,646
Marui Group Co. Ltd.	4,410,200	45,759
Matsui Securities Co. Ltd. (d)	8,961,400	71,218
Millea Holdings, Inc.	1,552,600	60,955
Misumi Group, Inc.	1,530,700	25,909
Mitsubishi Corp.	3,023,100	94,146
Mitsubishi Estate Co. Ltd.	2,829,000	84,827
Mitsui & Co. Ltd.	4,098,000	106,317
Mitsui Fudosan Co. Ltd.	2,189,000	60,570
Mizuho Financial Group, Inc.	3,159	17,759
Monex Beans Holdings, Inc. (d)	10,893	7,531
Murata Manufacturing Co. Ltd.	1,990,100	121,138
Namco Bandai Holdings, Inc.	1,242,400	19,159
Nidec Corp.	1,338,100	100,563
Nintendo Co. Ltd.	129,500	81,326
Nippon Chemi-con Corp.	3,839,900	30,465
Nippon Electric Glass Co. Ltd.	7,655,200	130,141
Nomura Holdings, Inc.	4,531,700	80,800
Nomura Holdings, Inc. sponsored ADR	4,015,900	71,603
NSK Ltd.	6,117,000	54,246
Okamura Corp.	4,931,000	44,569
Okinawa Cellular Telephone Co.	7,759	22,730
OMC Card, Inc. (d)(e)	11,455,100	42,243
Omron Corp.	1,838,100	45,217
ORIX Corp.	155,150	31,832
Promise Co. Ltd. (d)	896,950	26,985
SBI E*TRADE Securities Co. Ltd. (d)	52,205	56,057
Sekisui House Ltd.	4,321,000	55,292
Seven & I Holdings Co. Ltd.	943,500	24,368
SFCG Co. Ltd.	376,930	62,533
SMC Corp.	426,700	57,170
Sompo Japan Insurance, Inc.	9,988,000	117,496
Sony Corp. sponsored ADR	356,300	17,623
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sony Financial Holdings, Inc.	1,336	$ 4,807
Sumitomo Corp.	7,643,000	133,200
Sumitomo Electric Industries Ltd.	4,612,500	74,694
Sumitomo Metal Industries Ltd.	4,987,000	24,689
Sumitomo Mitsui Financial Group, Inc.	1,265	10,364
Sumitomo Osaka Cement Co. Ltd.	17,933,000	44,953
T&D Holdings, Inc.	608,500	36,631
Takeda Pharmaceutical Co. Ltd.	859,600	53,706
Tokai Carbon Co. Ltd. (d)	9,268,000	116,252
Tokuyama Corp. (d)	4,418,000	61,723
Tokyo Tomin Bank Ltd.	2,001,100	66,619
Toyota Motor Corp.	1,440,100	82,403
Yamada Denki Co. Ltd.	161,460	16,651
Yamaguchi Financial Group, Inc.	3,169,000	37,190
TOTAL JAPAN		4,171,948
Korea (South) - 0.5%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	775,510	49,265
Kookmin Bank	292,010	23,882
Samsung Electronics Co. Ltd.	16,050	9,897
TOTAL KOREA (SOUTH)		83,044
Luxembourg - 0.8%
ArcelorMittal SA (NY Shares) Class A	1,730,800	138,377
Malaysia - 1.0%
DiGi.com Bhd	5,697,700	42,915
Gamuda Bhd	52,592,000	72,513
Public Bank BHD (For. Reg.)	8,688,500	29,878
YTL Corp. BHD	6,796,800	15,396
TOTAL MALAYSIA		160,702
Netherlands - 4.7%
Akzo Nobel NV (d)	403,300	32,446
Heineken NV (Bearer)	2,658,700	185,577
Koninklijke KPN NV	5,301,900	100,012
Koninklijke Philips Electronics NV (NY Shares)	2,235,100	92,399
Reed Elsevier NV sponsored ADR	2,850,100	110,983
SBM Offshore NV	1,769,610	68,095
Unilever NV:
(Certificaten Van Aandelen)	1,917,700	62,208
(NY Shares)	4,369,400	141,831
TOTAL NETHERLANDS		793,551
Common Stocks - continued
	Shares	Value (000s)
Norway - 1.1%
Aker Kvaerner ASA	3,928,950	$ 136,907
Hafslund ASA (B Shares)	1,249,863	37,031
Odfjell Se (B Shares)	237,650	3,786
TOTAL NORWAY		177,724
Singapore - 0.1%
City Developments Ltd.	1,636,000	18,064
Spain - 1.5%
Banco Santander SA sponsored ADR	1,021,400	22,175
Inditex SA	368,500	27,415
Telefonica SA sponsored ADR	2,076,900	206,548
TOTAL SPAIN		256,138
Sweden - 1.3%
Scania AB (B Shares)	4,083,200	111,499
SSAB Svenskt Stal AB (A Shares)	216,200	7,010
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,526,200	105,962
TOTAL SWEDEN		224,471
Switzerland - 8.7%
ABB Ltd.:
(Reg.)	4,987,147	150,006
sponsored ADR	1,898,700	57,379
Basilea Pharmaceutica AG (a)	132,140	24,915
Credit Suisse Group sponsored ADR	919,400	62,243
Credit Suisse Group (Reg.)	456,032	30,873
Julius Baer Holding AG (Bearer)	968,951	83,820
Nestle SA:
(Reg.)	424,214	195,987
sponsored ADR	1,103,600	127,466
Novartis AG sponsored ADR	1,125,900	59,864
Roche Holding AG (participation certificate)	2,172,980	371,362
SGS Societe Generale de Surveillance Holding SA (Reg.)	98,154	128,635
Sonova Holding AG	6,217	698
Swiss Life Holding	209,248	57,808
Swisscom AG (Reg.)	45,111	16,679
Zurich Financial Services AG (Reg.)	310,744	93,561
TOTAL SWITZERLAND		1,461,296
Taiwan - 2.3%
Advanced Semiconductor Engineering, Inc.	79,815,374	96,098
Compal Electronics, Inc.	23,928,045	30,321
Common Stocks - continued
	Shares	Value (000s)
Taiwan - continued
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	6,680,541	$ 77,361
Taiwan Mobile Co. Ltd.	42,544,000	56,997
Taiwan Semiconductor Manufacturing Co. Ltd.	14,013,708	27,599
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,084,141	32,846
Wistron Corp.	32,869,618	65,445
TOTAL TAIWAN		386,667
United Kingdom - 9.0%
Anglo American PLC ADR	1,771,042	61,898
BP PLC	6,596,300	85,741
BP PLC sponsored ADR	2,242,700	174,908
Dawnay Day Treveria PLC (e)	34,888,528	44,102
GlaxoSmithKline PLC	609,800	15,626
Intertek Group PLC	1,513,300	32,375
Misys PLC	1,770,444	8,898
NETeller PLC (a)	4,254,500	6,324
Next PLC	305,400	14,020
Rentokil Initial PLC	18,789,300	67,190
Rio Tinto PLC:
(Reg.)	464,400	43,537
sponsored ADR	190,800	71,550
Royal Dutch Shell PLC Class A sponsored ADR	1,275,400	111,610
Serco Group PLC	1,418,748	13,296
Tesco PLC	11,472,054	117,589
Unilever PLC	516,300	17,482
Unilever PLC sponsored ADR	1,509,260	51,104
Vodafone Group PLC	8,708,600	34,199
Vodafone Group PLC sponsored ADR	13,988,100	549,311
TOTAL UNITED KINGDOM		1,520,760
United States of America - 0.4%
Microsoft Corp.	1,956,400	72,015
TOTAL COMMON STOCKS (Cost $13,668,780)		16,499,217
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
MetroPhotonics, Inc. Series 2 (a)(g)	8,500	0
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - 0.5%
Germany - 0.3%
Henkel KGaA	362,700	$ 18,513
Volkswagen AG	163,000	30,936
TOTAL GERMANY		49,449
Italy - 0.2%
Buzzi Unicem SpA (Risp)	1,569,595	30,131
Fondiaria-Sai SpA (Risp)	321,300	10,953
TOTAL ITALY		41,084
TOTAL NONCONVERTIBLE PREFERRED STOCKS		90,533
TOTAL PREFERRED STOCKS (cost $87,709)		90,533
Government Obligations - 0.1%
	Principal Amount (000s)
United States of America - 0.1%
U.S. Treasury Bills, yield at date of purchase 3.86% to 4.85% 11/1/07 to 1/31/08 (f) (Cost $14,533)	$ 14,600	14,536
Money Market Funds - 5.3%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	420,841,930	420,842
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	477,582,702	477,583
TOTAL MONEY MARKET FUNDS (Cost $898,425)		898,425
Cash Equivalents - 0.1%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 4.54%, dated 10/31/07 due 11/1/07 (Collateralized by U.S. Treasury Obligations) # (Cost $6,750)	$ 6,751	$ 6,750
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $14,676,197)		17,509,461
NET OTHER ASSETS - (4.0)%		(668,159)
NET ASSETS - 100%		$ 16,841,302
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
2,455 Nikkei 225 Index Contracts (Japan)	Dec. 2007	$ 206,895	$ 10,753

The face value of futures purchased as a percentage of net assets - 1.2%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,377,000.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,000 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
MetroPhotonics, Inc. Series 2	9/29/00	$ 85
OZ Optics Ltd. unit	8/18/00	$ 80
# Additional Information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$6,750,000 due 11/01/07 at 4.54%
Banc of America Securities LLC	$ 3,833
Lehman Brothers, Inc.	2,917
$ 6,750
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 42,393
Fidelity Securities Lending Cash Central Fund	13,653
Total	$ 56,046
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Arealink Co. Ltd.	$ 6,046	$ 45,150	$ -	$ 30	$ 43,272
Dawnay Day Treveria PLC	40,978	19,267	4,857	2,294	44,102
KUKA AG (formerly IWKA AG)	31,757	-	42,021	-	-
OMC Card, Inc.	51,128	35,323	-	506	42,243
SGL Carbon AG	79,939	-	175,743	-	-
Total	$ 209,848	$ 99,740	$ 222,621	$ 2,830	$ 129,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $472,136 and repurchase agreements of $6,750) - See accompanying schedule: Unaffiliated issuers (cost $13,564,590)	$ 16,481,419
Fidelity Central Funds (cost $898,425)	898,425
Other affiliated issuers (cost $213,182)	129,617
Total Investments (cost $14,676,197)		$ 17,509,461
Receivable for investments sold		151,863
Receivable for fund shares sold		15,972
Dividends receivable		24,030
Distributions receivable from Fidelity Central Funds		2,490
Receivable for daily variation on futures contracts		2,578
Prepaid expenses		6
Other receivables		1,457
Total assets		17,707,857

Liabilities
Payable to custodian bank	$ 6,903
Payable for investments purchased	323,145
Payable for fund shares redeemed	36,676
Accrued management fee	9,799
Distribution fees payable	4,466
Other affiliated payables	2,947
Other payables and accrued expenses	5,036
Collateral on securities loaned, at value	477,583
Total liabilities		866,555

Net Assets		$ 16,841,302
Net Assets consist of:
Paid in capital		$ 11,712,337
Undistributed net investment income		152,430
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,132,259
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,844,276
Net Assets		$ 16,841,302

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,774,215 ÷ 216,942 shares)	$ 26.62

Maximum offering price per share (100/94.25 of $26.62)	$ 28.24
Class T: Net Asset Value and redemption price per share ($3,568,880 ÷ 135,677 shares)	$ 26.30

Maximum offering price per share (100/96.50 of $26.30)	$ 27.25
Class B: Net Asset Value and offering price per share ($558,966 ÷ 21,976 shares)A	$ 25.44

Class C: Net Asset Value and offering price per share ($1,672,927 ÷ 65,599 shares)A	$ 25.50

Institutional Class: Net Asset Value, offering price and redemption price per share ($5,266,314 ÷ 194,651 shares)	$ 27.06

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends (including $2,830 earned from other affiliated issuers)		$ 370,521
Interest		1,336
Income from Fidelity Central Funds		56,046
		427,903
Less foreign taxes withheld		(39,454)
Total income		388,449

Expenses
Management fee	$ 111,628
Transfer agent fees	32,939
Distribution fees	52,312
Accounting and security lending fees	2,250
Custodian fees and expenses	3,195
Independent trustees' compensation	53
Registration fees	555
Audit	156
Legal	187
Miscellaneous	4,641
Total expenses before reductions	207,916
Expense reductions	(6,590)	201,326
Net investment income (loss)		187,123
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,063,333
Other affiliated issuers	136,144
Foreign currency transactions	(5,589)
Futures contracts	16,138
Total net realized gain (loss)		2,210,026
Change in net unrealized appreciation (depreciation) on: Investment securities	805,767
Assets and liabilities in foreign currencies	169
Futures contracts	148
Total change in net unrealized appreciation (depreciation)		806,084
Net gain (loss)		3,016,110
Net increase (decrease) in net assets resulting from operations		$ 3,203,233

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 187,123	$ 153,748
Net realized gain (loss)	2,210,026	1,020,572
Change in net unrealized appreciation (depreciation)	806,084	889,367
Net increase (decrease) in net assets resulting from operations	3,203,233	2,063,687
Distributions to shareholders from net investment income	(133,151)	(64,018)
Distributions to shareholders from net realized gain	(974,839)	(425,957)
Total distributions	(1,107,990)	(489,975)
Share transactions - net increase (decrease)	320,019	4,317,582
Redemption fees	467	520
Total increase (decrease) in net assets	2,415,729	5,891,814

Net Assets
Beginning of period	14,425,573	8,533,759
End of period (including undistributed net investment income of $152,430 and undistributed net investment income of $144,715, respectively)	$ 16,841,302	$ 14,425,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.42	$ 20.30	$ 16.97	$ 14.60	$ 11.12
Income from Investment Operations
Net investment income (loss) C	.31	.30	.19	.08	.09
Net realized and unrealized gain (loss)	4.69	3.91	3.27	2.41	3.45
Total from investment operations	5.00	4.21	3.46	2.49	3.54
Distributions from net investment income	(.23)	(.14)	(.05)	(.12)	(.06)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.80)	(1.09)	(.13)	(.12)	(.06)
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 26.62	$ 23.42	$ 20.30	$ 16.97	$ 14.60
Total Return A, B	22.76%	21.54%	20.50%	17.15%	31.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.25%	1.26%	1.27%	1.31%	1.42%
Expenses net of fee waivers, if any	1.25%	1.26%	1.27%	1.31%	1.42%
Expenses net of all reductions	1.21%	1.20%	1.20%	1.27%	1.39%
Net investment income (loss)	1.26%	1.33%	1.02%	.51%	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 5,774	$ 4,694	$ 2,792	$ 1,294	$ 241
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.17	$ 20.12	$ 16.82	$ 14.47	$ 11.01
Income from Investment Operations
Net investment income (loss) C	.25	.25	.15	.03	.05
Net realized and unrealized gain (loss)	4.63	3.89	3.23	2.39	3.43
Total from investment operations	4.88	4.14	3.38	2.42	3.48
Distributions from net investment income	(.18)	(.14)	-	(.07)	(.02)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.75)	(1.09)	(.08)	(.07)	(.02)
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 26.30	$ 23.17	$ 20.12	$ 16.82	$ 14.47
Total Return A, B	22.43%	21.33%	20.16%	16.78%	31.66%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.48%	1.51%	1.61%	1.75%
Expenses net of fee waivers, if any	1.47%	1.48%	1.51%	1.61%	1.75%
Expenses net of all reductions	1.43%	1.42%	1.45%	1.57%	1.72%
Net investment income (loss)	1.04%	1.12%	.77%	.21%	.38%
Supplemental Data
Net assets, end of period (in millions)	$ 3,569	$ 3,609	$ 2,420	$ 1,510	$ 552
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.46	$ 19.60	$ 16.46	$ 14.19	$ 10.84
Income from Investment Operations
Net investment income (loss) C	.10	.10	.02	(.07)	(.02)
Net realized and unrealized gain (loss)	4.50	3.79	3.16	2.35	3.37
Total from investment operations	4.60	3.89	3.18	2.28	3.35
Distributions from net investment income	(.05)	(.08)	-	(.01)	-
Distributions from net realized gain	(1.57)	(.95)	(.04)	-	-
Total distributions	(1.62)	(1.03)	(.04)	(.01)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 25.44	$ 22.46	$ 19.60	$ 16.46	$ 14.19
Total Return A, B	21.73%	20.55%	19.35%	16.08%	30.90%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.12%	2.16%	2.24%	2.32%
Expenses net of fee waivers, if any	2.08%	2.12%	2.16%	2.24%	2.32%
Expenses net of all reductions	2.04%	2.06%	2.10%	2.20%	2.29%
Net investment income (loss)	.42%	.48%	.12%	(.42)%	(.19)%
Supplemental Data
Net assets, end of period (in millions)	$ 559	$ 508	$ 351	$ 196	$ 89
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.53	$ 19.65	$ 16.48	$ 14.22	$ 10.86
Income from Investment Operations
Net investment income (loss) C	.12	.12	.04	(.05)	(.01)
Net realized and unrealized gain (loss)	4.50	3.79	3.17	2.35	3.37
Total from investment operations	4.62	3.91	3.21	2.30	3.36
Distributions from net investment income	(.08)	(.08)	-	(.04)	-
Distributions from net realized gain	(1.57)	(.95)	(.04)	-	-
Total distributions	(1.65)	(1.03)	(.04)	(.04)	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 25.50	$ 22.53	$ 19.65	$ 16.48	$ 14.22
Total Return A, B	21.81%	20.62%	19.51%	16.21%	30.94%
Ratios to Average Net Assets D, F
Expenses before reductions	2.00%	2.02%	2.05%	2.13%	2.23%
Expenses net of fee waivers, if any	2.00%	2.02%	2.05%	2.13%	2.23%
Expenses net of all reductions	1.96%	1.96%	1.99%	2.09%	2.20%
Net investment income (loss)	.51%	.57%	.23%	(.31)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$ 1,673	$ 1,395	$ 758	$ 381	$ 124
Portfolio turnover rate E	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.78	$ 20.56	$ 17.18	$ 14.74	$ 11.22
Income from Investment Operations
Net investment income (loss) B	.38	.37	.25	.13	.13
Net realized and unrealized gain (loss)	4.76	3.98	3.30	2.44	3.48
Total from investment operations	5.14	4.35	3.55	2.57	3.61
Distributions from net investment income	(.29)	(.18)	(.09)	(.13)	(.09)
Distributions from net realized gain	(1.57)	(.95)	(.08)	-	-
Total distributions	(1.86)	(1.13)	(.17)	(.13)	(.09)
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 27.06	$ 23.78	$ 20.56	$ 17.18	$ 14.74
Total Return A	23.07%	21.96%	20.81%	17.54%	32.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.98%	.97%	.97%	1.03%	1.09%
Expenses net of fee waivers, if any	.98%	.97%	.97%	1.03%	1.09%
Expenses net of all reductions	.94%	.92%	.91%	.98%	1.06%
Net investment income (loss)	1.53%	1.62%	1.32%	.80%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 5,266	$ 4,220	$ 2,213	$ 1,185	$ 391
Portfolio turnover rate D	105%	83%	59%	72%	49%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,355,737
Unrealized depreciation	(560,220)
Net unrealized appreciation (depreciation)	2,795,517
Undistributed ordinary income	302,420
Undistributed long-term capital gain	1,706,995

Cost for federal income tax purposes	$ 14,713,944

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 313,217	$ 171,628
Long-term Capital Gains	794,773	318,347
Total	$ 1,107,990	$ 489,975

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end.

Annual Report

4. Operating Policies - continued

Futures Contracts - continued

Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,731,642 and $15,964,220, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

In December 2006, the Board of Trustees approved a new management contract, subject to shareholder approval, to add a performance adjustment to the management fee. The proposal did not receive the number of votes required at the shareholder meeting on October 17, 2007 and as a result no changes were made to the Fund's management contract.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 12,912	$ 797
Class T	.25%	.25%	18,557	577
Class B	.75%	.25%	5,356	4,020
Class C	.75%	.25%	15,487	3,642
			$ 52,312	$ 9,036

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 1,065
Class T	244
Class B*	833
Class C*	233
$ 2,375

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 11,350.22
Class T	7,114.19
Class B	1,632.30
Class C	3,418.22
Institutional Class	9,425.20
	$ 32,939

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $33 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $13,653.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,208 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 71
Class T	61
Institutional Class	32
$ 164

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, a transfer agent of the Fund, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund

Annual Report

10. Other - continued

which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 46,511	$ 20,889
Class T	28,116	17,028
Class B	1,108	1,465
Class C	5,232	3,357
Institutional Class	52,184	21,279
Total	$ 133,151	$ 64,018
From net realized gain
Class A	$ 316,111	$ 137,810
Class T	243,882	118,069
Class B	35,514	17,614
Class C	97,793	38,898
Institutional Class	281,539	113,566
Total	$ 974,839	$ 425,957

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	64,291	92,555	$ 1,554,629	$ 2,062,928
Reinvestment of distributions	13,015	5,911	292,975	120,998
Shares redeemed	(60,769)	(35,607)	(1,466,102)	(794,472)
Net increase (decrease)	16,537	62,859	$ 381,502	$ 1,389,454
Class T
Shares sold	27,062	62,102	$ 641,406	$ 1,371,264
Reinvestment of distributions	11,891	6,462	265,043	131,108
Shares redeemed	(59,029)	(33,079)	(1,416,423)	(728,634)
Net increase (decrease)	(20,076)	35,485	$ (509,974)	$ 773,738
Class B
Shares sold	3,350	7,773	$ 77,002	$ 166,883
Reinvestment of distributions	1,452	822	31,456	16,265
Shares redeemed	(5,448)	(3,861)	(125,817)	(82,950)
Net increase (decrease)	(646)	4,734	$ (17,359)	$ 100,198
Class C
Shares sold	12,688	28,685	$ 291,365	$ 617,751
Reinvestment of distributions	3,357	1,513	72,889	30,000
Shares redeemed	(12,337)	(6,902)	(287,237)	(148,267)
Net increase (decrease)	3,708	23,296	$ 77,017	$ 499,484
Institutional Class
Shares sold	71,325	101,236	$ 1,740,183	$ 2,276,221
Reinvestment of distributions	9,822	3,981	224,239	82,534
Shares redeemed	(63,957)	(35,373)	(1,575,589)	(804,047)
Net increase (decrease)	17,190	69,844	$ 388,833	$ 1,554,708

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Diversified International. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Diversified International. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Diversified International. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Diversified International. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Diversified International. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Diversified International. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Diversified International. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Diversified International. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Diversified International. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Diversified International. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Diversified International. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Diversified International. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Diversified International Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class I	12/10/07	12/07/07	$0.303	$3.02

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31st 2007, $1,706,994,942, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 50% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/11/2006	$0.315	$0.0233

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Advisor Diversified International shareholders was held on October 17, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Diversified International Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	4,780,444,603.41	60.433
Against	2,831,418,822.29	35.794
Abstain	298,449,571.17	3.773
TOTAL	7,910,312,996.87	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Diversified International Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Diversified International Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the first quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Diversified International Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ADIFI-UANN-1207
1.784736.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	70.06%	33.64%	14.14%
Class T (incl. 3.50% sales charge) B	73.68%	33.92%	14.17%
Class B (incl. contingent deferred sales charge) C	74.01%	34.10%	14.21%
Class C (incl. contingent deferred sales charge) D	78.05%	34.23%	14.10%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns prior to June 16,1999 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to June 16, 1999 may have been lower.

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Performance - continued

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class B shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. The initial offering of Class C shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Class T on October 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country (MSCI® AC) Asia ex Japan Index performed over the same period. The initial offering of Class T took place on June 16, 1999. See the previous page for additional information regarding the performance of Class T.

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Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Asian emerging-markets equities outperformed most U.S. and foreign developed stock markets during the year ending October 31, 2007. In that time, the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia ex Japan Index was up 73.18%. On the whole, developing Asian markets benefited from brisk economic growth and the ongoing build-out of commercial and industrial infrastructure. China led the way with a gain of roughly 168%, reflecting optimism about opportunities within the region's fast-growing economy. Hong Kong surged higher for similar reasons, jumping around 91%. However, two of the largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the benchmark's biggest constituent on average during the period - gained almost 57% but still was approximately 16 percentage points shy of the MSCI index. Taiwan - the third-largest country weighting on average - also came up short despite a solid return of nearly 40%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 80.43%, 79.98%, 79.01% and 79.05%, respectively (excluding sales charges), beating the MSCI index. Information technology helped performance the most versus the index, followed by industrials, energy and consumer staples. Favorable stock selection was the primary driver. Geographically, stock picking in China, South Korea, Taiwan and India aided our results. Further, a weak U.S. dollar boosted absolute performance. The fund's top contributor was South Korea's Taewoong, a leading manufacturer of forged products for heavy industry. Other contributors included Taiwan-based semiconductor maker Global Unichip, China Oilfield Services, China Merchants Bank and Seoul Securities. Global Unichip and Seoul Securities were sold by period end. All five contributors were out-of-index positions. Conversely, the materials sector detracted from our results, while Indonesia and Thailand were the most negative country influences. An average cash position of more than 5% also hurt. Not owning strong-performing index components Hong Kong Exchanges & Clearing and Hyundai Heavy Industries, a Korean shipbuilder, dampened performance, as did underweighting index component China Life Insurance.

Note to shareholders: On November 14, 2007, shareholders of Fidelity Advisor Korea Fund approved the merger of Advisor Korea into Fidelity Advisor Emerging Asia Fund. The merger was completed on December 7, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,465.70	$ 9.14
Hypothetical A	$ 1,000.00	$ 1,017.80	$ 7.48
Class T
Actual	$ 1,000.00	$ 1,464.10	$ 10.87
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,460.00	$ 13.95
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,460.70	$ 13.65
Hypothetical A	$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class
Actual	$ 1,000.00	$ 1,468.30	$ 6.91
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.47%
Class T	1.75%
Class B	2.25%
Class C	2.20%
Institutional Class	1.11%

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Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd.	4.3	2.0
Samsung Electronics Co. Ltd.	3.0	3.1
POSCO	2.9	2.1
Reliance Industries Ltd.	2.6	0.4
PetroChina Co. Ltd. (H Shares)	2.5	1.9
Taewoong Co. Ltd.	2.0	1.1
Shinhan Financial Group Co. Ltd.	1.9	0.9
Sun Hung Kai Properties Ltd.	1.9	2.0
Cheung Kong Holdings Ltd.	1.6	1.9
Sina Corp.	1.6	0.8
	24.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	34.8
Information Technology	15.3	16.1
Industrials	12.4	11.5
Materials	12.2	7.4
Consumer Discretionary	9.7	8.6
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Investment Companies 96.4%	Stocks and Investment Companies 95.9%
Short-Term Investments and Net Other Assets 3.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.7%
Boral Ltd.	204,031	$ 1,296,610
Mount Gibson Iron Ltd. (a)	400,000	1,130,874
Thinksmart Ltd.	51,200	87,507
TOTAL AUSTRALIA		2,514,991
Bermuda - 1.4%
Peace Mark Holdings Ltd.	1,160,000	1,911,195
Sinofert Holdings Ltd.	3,340,000	3,150,522
TOTAL BERMUDA		5,061,717
Cayman Islands - 2.9%
Alibaba.com Ltd. (a)	14,500	46,772
Belle International Holdings Ltd.	1,035,000	1,679,037
CNinsure, Inc. ADR (a)	1,500	37,935
Computime Group Ltd.	2,000,000	358,869
Delta Networks, Inc.	118,000	56,942
Hutchison China Meditech Ltd. (a)	3	11
Lee & Man Paper Manufacturing Ltd.	500,000	2,000,172
Mindray Medical International Ltd. sponsored ADR (d)	29,400	1,168,944
New Oriental Education & Technology Group, Inc. sponsored ADR	32,200	2,882,544
Stella International Holdings Ltd.	900,000	1,974,104
TOTAL CAYMAN ISLANDS		10,205,330
China - 16.1%
China Communications Construction Co. Ltd. (H Shares)	500,000	1,586,485
China Construction Bank Corp. (H Shares)	4,000,000	4,547,401
China Life Insurance Co. Ltd. (H Shares)	500,000	3,390,333
China Merchants Bank Co. Ltd. (H Shares)	310,000	1,598,426
China Oilfield Services Ltd. (H Shares)	1,000,000	2,448,853
China Petroleum & Chemical Corp. (H Shares)	1,190,000	1,974,329
China Shenhua Energy Co. Ltd. (H Shares)	500,000	3,222,141
Dalian Port (PDA) Co. Ltd. (H Shares)	1,635,000	1,513,981
Dongfang Electrical Machinery Co. Ltd. (H Shares)	374,000	3,343,390
Industrial & Commercial Bank of China	4,000,000	3,820,403
Nine Dragons Paper (Holdings) Ltd.	850,000	2,302,456
PetroChina Co. Ltd. (H Shares)	3,328,000	8,739,328
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	350,000	4,899,210
Sina Corp. (a)	98,900	5,669,937
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares) (a)	3,000,000	1,564,610
Common Stocks - continued
	Shares	Value
China - continued
Tencent Holdings Ltd.	600,000	$ 5,143,431
Yantai Changyu Pioneer Wine Co. (B Shares)	241,240	1,797,707
TOTAL CHINA		57,562,421
Hong Kong - 17.6%
Bank of East Asia Ltd.	120,000	816,471
Cheung Kong Holdings Ltd.	290,000	5,688,400
China Mobile (Hong Kong) Ltd.	736,000	15,261,695
China Netcom Group Corp. Hong Kong Ltd.	700,000	2,151,332
China Unicom Ltd.	700,000	1,716,400
CNOOC Ltd.	1,238,500	2,681,229
Esprit Holdings Ltd.	132,500	2,212,896
Fairwood Holdings Ltd. (e)	600,000	750,284
Hang Lung Properties Ltd.	900,000	4,329,922
Hang Seng Bank Ltd.	80,000	1,634,375
Hong Kong & Shanghai Hotels Ltd.	174,000	322,131
Hutchison Whampoa Ltd.	77,000	970,200
Kerry Properties Ltd.	550,000	4,783,961
Li & Fung Ltd.	1,110,000	5,267,274
Midland Holdings Ltd.	1,564,000	1,937,073
New World Development Co. Ltd.	600,000	2,162,518
Shougang Concord International Enterprises Co. Ltd.	5,000,000	2,698,055
Sun Hung Kai Properties Ltd.	350,000	6,688,747
Wing Hang Bank Ltd.	70,000	824,858
TOTAL HONG KONG		62,897,821
India - 9.4%
Bajaj Auto Ltd.	16,000	1,017,969
Bharat Heavy Electricals Ltd.	16,145	1,080,662
Bharti Airtel Ltd. (a)	152,768	3,946,804
Container Corp. of India Ltd.	10,000	506,448
Educomp Solutions Ltd.	38,160	3,188,595
Idea Cellular Ltd.	67,735	234,837
IL&FS Investsmart Ltd.	63,876	285,532
INFO Edge India Ltd.	53,892	1,671,222
IVRCL Infrastructures & Projects Ltd.	65,000	846,509
Kotak Mahindra Bank Ltd.	30,000	770,493
Larsen & Toubro Ltd.	11,558	1,263,683
Max India Ltd. (a)	111,250	743,410
Punjab National Bank	46,984	745,499
Reliance Communication Ltd.	150,854	2,993,300
Reliance Industries Ltd.	127,746	9,118,526
Common Stocks - continued
	Shares	Value
India - continued
Royal Orchid Hotels Ltd.	132,311	$ 437,669
Sesa Goa Ltd.	7,646	732,468
State Bank of India	60,830	3,816,763
TOTAL INDIA		33,400,389
Indonesia - 2.0%
PT Bank Central Asia Tbk	500,000	408,072
PT Bank Niaga Tbk	20,648,000	1,989,387
PT Indosat Tbk	1,500,000	1,452,453
PT Mitra Adiperkasa Tbk	2,913,500	256,878
PT Perusahaan Gas Negara Tbk Series B	1,800,000	2,820,911
TOTAL INDONESIA		6,927,701
Korea (South) - 21.9%
Daelim Industrial Co.	16,000	3,516,387
Dongbu Securities Co. Ltd.	31,200	654,954
Doosan Infracore Co. Ltd.	40,000	1,702,404
Hana Tour Service, Inc.	29,000	2,615,374
Hanwha Corp.	20,000	1,985,281
Hanwha Securities Co. Ltd.	80,000	2,421,877
Hyundai Mipo Dockyard Co. Ltd.	7,680	3,412,630
kiwoom.com Securities Co. Ltd.	11,500	1,109,803
Kookmin Bank	49,140	4,018,864
Korea Exchange Bank	70,000	1,157,895
Korean Reinsurance Co.	36,000	642,227
LG Chemical Ltd.	12,000	1,499,721
LG Household & Health Care Ltd.	17,000	3,790,242
LG.Philips LCD Co. Ltd. (a)	17,170	948,654
Meritz Securities Co. Ltd.	93,659	1,209,438
NHN Corp. (a)	16,319	5,247,834
POSCO	14,372	10,481,714
Samsung Corp.	6,790	628,477
Samsung Electronics Co. Ltd.	17,317	10,678,814
Samsung Fire & Marine Insurance Co. Ltd.	10,000	2,782,303
Shinhan Financial Group Co. Ltd.	104,960	6,873,306
Shinsegae Co. Ltd.	2,000	1,575,980
STX Pan Ocean Co. Ltd.	700,000	1,800,666
Taewoong Co. Ltd.	50,000	7,145,983
TSM Tech Co. Ltd.	15,300	299,881
TOTAL KOREA (SOUTH)		78,200,709
Malaysia - 2.7%
Bumiputra-Commerce Holdings Bhd	550,000	1,912,783
Common Stocks - continued
	Shares	Value
Malaysia - continued
Hunza Properties Bhd	342,100	$ 294,442
LCL Corp. Bhd	468,900	1,051,894
Malayan Banking BHD	510,000	1,723,728
Parkson Holdings Bhd	300,000	865,557
Resorts World Bhd	1,264,700	1,465,247
SP Setia Bhd	600,000	1,412,414
Zelan Bhd	400,000	726,235
TOTAL MALAYSIA		9,452,300
Papua New Guinea - 0.7%
Lihir Gold Ltd. (a)	650,000	2,580,578
Philippines - 0.6%
Jollibee Food Corp.	700,000	822,107
Philippine Long Distance Telephone Co.	18,580	1,285,732
TOTAL PHILIPPINES		2,107,839
Singapore - 4.4%
Cosco Corp. Singapore Ltd.	500,000	2,715,397
F J Benjamin Holdings Ltd.	1,800,000	1,058,280
Keppel Corp. Ltd.	190,000	1,953,035
Parkway Holdings Ltd.	685,650	1,988,616
Raffles Medical Group Ltd.	700,000	744,751
SIA Engineering Co. Ltd.	261,000	858,493
Singapore Technologies Engineering Ltd.	700,000	1,851,848
United Overseas Bank Ltd.	115,000	1,725,144
Yangzijiang Shipbuilding Holdings Ltd.	1,501,000	2,673,028
TOTAL SINGAPORE		15,568,592
Taiwan - 14.1%
Advanced Semiconductor Engineering, Inc.	1,664,501	2,004,059
Advantech Co. Ltd.	105,297	285,386
AU Optronics Corp.	892,930	1,901,904
China Steel Corp.	2,165,000	3,047,507
Chinatrust Financial Holding Co. Ltd. (a)	1,420,319	1,034,713
Chinatrust Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 2/8/08 (a)	254,240	185,193
Delta Electronics, Inc.	441,000	1,769,718
E-Life Mall Corp. Ltd.	258,030	517,733
EVA Airways Corp.	2,117,592	853,051
Far East Department Stores Co. Ltd.	1,248,000	1,521,716
Far Eastern Textile Ltd.	1,910,620	2,524,295
Formosa International Hotel Corp.	12,260	121,105
Common Stocks - continued
	Shares	Value
Taiwan - continued
Formosa Plastics Corp.	750,000	$ 2,310,542
Fuhwa Financial Holding Co. Ltd. (a)	3,702,054	2,719,830
Hung Poo Real Estate Development Co. Ltd.	606,000	602,352
Les Enphants Co. Ltd.	1,200,000	1,016,824
MediaTek, Inc.	206,850	4,041,860
Nan Ya Plastics Corp.	1,143,000	3,411,888
Nan Ya Printed Circuit Board Corp.	399,283	2,619,158
Phoenix Precision Technology Corp.	1,956,938	2,470,714
Shin Kong Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 11/19/07 (a)	1,050,703	972,903
Siliconware Precision Industries Co. Ltd.	611,837	1,289,967
Sinyi Realty, Inc.	460,243	1,221,821
Taiwan Cement Corp.	1,465,679	2,497,468
Taiwan Semiconductor Manufacturing Co. Ltd.	2,617,140	5,154,299
Tsann Kuen Enterprise Co. Ltd.	800,000	1,215,002
Wistron Corp.	472,338	940,448
WPG Holding Co. Ltd.	1,000,000	1,651,489
Yageo Corp.	908,000	354,567
TOTAL TAIWAN		50,257,512
Thailand - 1.9%
ACL Bank PCL (For. Reg.) (a)	1,017,800	175,199
Bumrungrad Hospital PCL (For. Reg.)	1,068,700	1,391,496
Central Pattana PCL (For. Reg.)	2,000,000	1,515,374
LPN Development PCL	3,000,000	754,745
Minor International PCL (For. Reg.)	2,119,908	1,110,324
Robinson Department Store PCL (For. Reg.)	2,500,000	750,331
Siam Commercial Bank PCL (For. Reg.)	400,000	1,118,140
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		6,815,609
TOTAL COMMON STOCKS (Cost $217,355,805)		343,553,509
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	11,913,545	$ 11,913,545
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	357,750	357,750
TOTAL MONEY MARKET FUNDS (Cost $12,271,295)		12,271,295
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $229,627,100)		355,824,804
NET OTHER ASSETS - 0.2%		762,792
NET ASSETS - 100%		$ 356,587,596
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $750,284 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 577,405
Fidelity Securities Lending Cash Central Fund	3,118
Total	$ 580,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $357,840) - See accompanying schedule: Unaffiliated issuers (cost $217,355,805)	$ 343,553,509
Fidelity Central Funds (cost $12,271,295)	12,271,295
Total Investments (cost $229,627,100)		$ 355,824,804
Foreign currency held at value (cost $298)		305
Receivable for investments sold		151,760
Receivable for fund shares sold		2,532,200
Dividends receivable		129,136
Distributions receivable from Fidelity Central Funds		84,252
Prepaid expenses		56
Other receivables		388,407
Total assets		359,110,920

Liabilities
Payable for investments purchased	$ 83,393
Payable for fund shares redeemed	1,519,087
Accrued management fee	211,619
Distribution fees payable	146,308
Other affiliated payables	74,315
Other payables and accrued expenses	130,852
Collateral on securities loaned, at value	357,750
Total liabilities		2,523,324

Net Assets		$ 356,587,596
Net Assets consist of:
Paid in capital		$ 194,717,799
Undistributed net investment income		1,229,931
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,394,993
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		126,244,873
Net Assets		$ 356,587,596

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($152,629,813 ÷ 4,064,942 shares)	$ 37.55

Maximum offering price per share (100/94.25 of $37.55)	$ 39.84
Class T: Net Asset Value and redemption price per share ($64,812,780 ÷ 1,757,472 shares)	$ 36.88

Maximum offering price per share (100/96.50 of $36.88)	$ 38.22
Class B: Net Asset Value and offering price per share ($40,775,176 ÷ 1,146,861 shares)A	$ 35.55

Class C: Net Asset Value and offering price per share ($82,069,519 ÷ 2,313,403 shares)A	$ 35.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($16,300,308 ÷ 426,175 shares)	$ 38.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 4,959,878
Interest		123
Income from Fidelity Central Funds		580,523
		5,540,524
Less foreign taxes withheld		(556,806)
Total income		4,983,718

Expenses
Management fee	$ 1,542,886
Transfer agent fees	590,425
Distribution fees	1,202,317
Accounting and security lending fees	113,535
Custodian fees and expenses	268,641
Independent trustees' compensation	687
Registration fees	69,881
Audit	122,539
Legal	1,283
Miscellaneous	(464)
Total expenses before reductions	3,911,730
Expense reductions	(188,614)	3,723,116
Net investment income (loss)		1,260,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,116,360
Foreign currency transactions	7,539
Total net realized gain (loss)		35,123,899
Change in net unrealized appreciation (depreciation) on: Investment securities	100,705,699
Assets and liabilities in foreign currencies	46,677
Total change in net unrealized appreciation (depreciation)		100,752,376
Net gain (loss)		135,876,275
Net increase (decrease) in net assets resulting from operations		$ 137,136,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,260,602	$ 874,526
Net realized gain (loss)	35,123,899	12,459,470
Change in net unrealized appreciation (depreciation)	100,752,376	17,978,097
Net increase (decrease) in net assets resulting from operations	137,136,877	31,312,093
Distributions to shareholders from net investment income	(705,473)	(546,550)
Distributions to shareholders from net realized gain	(11,219,115)	(6,267,718)
Total distributions	(11,924,588)	(6,814,268)
Share transactions - net increase (decrease)	89,486,791	42,747,494
Redemption fees	131,185	69,319
Total increase (decrease) in net assets	214,830,265	67,314,638

Net Assets
Beginning of period	141,757,331	74,442,693
End of period (including undistributed net investment income of $1,229,931 and undistributed net investment income of $779,401, respectively)	$ 356,587,596	$ 141,757,331

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.48	$ 17.70	$ 13.96	$ 13.07	$ 9.89
Income from Investment Operations
Net investment income (loss) C	.24	.22	.18	.03	.07
Net realized and unrealized gain (loss)	16.64	6.10	3.61	1.00 H	3.11
Total from investment operations	16.88	6.32	3.79	1.03	3.18
Distributions from net investment income	(.15)	(.16)	-	(.15)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.83)	(1.55)	(.05)	(.15)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 37.55	$ 22.48	$ 17.70	$ 13.96	$ 13.07
Total Return A, B	80.43%	38.02%	27.23%	8.01%H	32.15%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.73%	1.90%	2.24%	2.81%
Expenses net of fee waivers, if any	1.47%	1.50%	1.61%	2.00%	2.02%
Expenses net of all reductions	1.40%	1.39%	1.55%	1.99%	2.02%
Net investment income (loss)	.88%	1.08%	1.08%	.21%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,630	$55,790	$30,782	$21,099	$24,161
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.13	$ 17.45	$ 13.80	$ 12.92	$ 9.81
Income from Investment Operations
Net investment income (loss) C	.16	.17	.14	-	.05
Net realized and unrealized gain (loss)	16.37	6.01	3.56	.99 H	3.06
Total from investment operations	16.53	6.18	3.70	.99	3.11
Distributions from net investment income	(.12)	(.12)	-	(.12)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.80)	(1.51)	(.05)	(.12)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 36.88	$ 22.13	$ 17.45	$ 13.80	$ 12.92
Total Return A, B	79.98%	37.69%	26.89%	7.78% H	31.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	2.07%	2.27%	2.76%	3.43%
Expenses net of fee waivers, if any	1.75%	1.75%	1.84%	2.25%	2.27%
Expenses net of all reductions	1.67%	1.64%	1.79%	2.24%	2.26%
Net investment income (loss)	.61%	.83%	.85%	(.04)%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,813	$ 28,850	$ 14,074	$ 7,658	$ 4,982
Portfolio turnover rate E	66%	77%	66%	232%	172%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 16.94	$ 13.46	$ 12.64	$ 9.63
Income from Investment Operations
Net investment income (loss) C	.03	.06	.06	(.07)	(.01)
Net realized and unrealized gain (loss)	15.79	5.84	3.47	.96 H	3.02
Total from investment operations	15.82	5.90	3.53	.89	3.01
Distributions from net investment income	(.03)	(.04)	-	(.08)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.71)	(1.43)	(.05)	(.08)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 35.55	$ 21.42	$ 16.94	$ 13.46	$ 12.64
Total Return A, B	79.01%	36.99%	26.31%	7.14% H	31.26%
Ratios to Average Net Assets D, F
Expenses before reductions	2.28%	2.59%	2.75%	3.19%	3.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.35%	2.75%	2.77%
Expenses net of all reductions	2.17%	2.14%	2.29%	2.74%	2.77%
Net investment income (loss)	.11%	.33%	.34%	(.54)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,775	$ 18,985	$ 11,504	$ 7,065	$ 5,157
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.39	$ 16.94	$ 13.46	$ 12.65	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.04	.06	.06	(.07)	(.01)
Net realized and unrealized gain (loss)	15.76	5.84	3.47	.96 H	3.02
Total from investment operations	15.80	5.90	3.53	.89	3.01
Distributions from net investment income	(.05)	(.07)	-	(.09)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.73)	(1.46)	(.05)	(.09)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 35.48	$ 21.39	$ 16.94	$ 13.46	$ 12.65
Total Return A, B	79.05%	37.02%	26.31%	7.14%H	31.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.21%	2.46%	2.67%	3.02%	3.70%
Expenses net of fee waivers, if any	2.21%	2.25%	2.34%	2.75%	2.77%
Expenses net of all reductions	2.13%	2.14%	2.28%	2.74%	2.76%
Net investment income (loss)	.14%	.33%	.35%	(.54)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,070	$33,047	$13,291	$ 6,484	$ 4,581
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.84	$ 17.97	$ 14.13	$ 13.20	$ 9.97
Income from Investment Operations
Net investment income (loss)	.34	.27	.24	.06	.10
Net realized and unrealized gain (loss) B	16.92	6.19	3.65	1.01 G	3.13
Total from investment operations	17.26	6.46	3.89	1.07	3.23
Distributions from net investment income	(.19)	(.21)	-	(.15)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.87)	(1.60)	(.05)	(.15)	-
Redemption fees added to paid in capital B	.02	.01	- F	.01	-
Net asset value, end of period	$ 38.25	$ 22.84	$ 17.97	$ 14.13	$ 13.20
Total Return A	80.97%	38.28%	27.61%	8.24% G	32.40%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.16%	1.41%	1.52%	2.11%	2.55%
Expenses net of fee waivers, if any	1.16%	1.25%	1.29%	1.75%	1.77%
Expenses net of all reductions	1.08%	1.14%	1.24%	1.74%	1.77%
Net investment income (loss)	1.20%	1.33%	1.40%	.46%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$16,300	$ 5,086	$ 4,791	$ 452	$ 1,538
Portfolio turnover rate D	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains.

The per-share and total return impacts are disclosed on the Financial Highlights. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,910,629
Unrealized depreciation	(2,717,654)
Net unrealized appreciation (depreciation)	126,192,975
Undistributed ordinary income	17,464,264
Undistributed long-term capital gain	13,689,563
Cost for federal income tax purposes	$ 229,631,829

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 6,114,690	$ 5,416,432
Long-term Capital Gains	5,809,898	1,397,836
Total	$ 11,924,588	$ 6,814,268

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $210,082,807 and $135,785,532, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 222,594	$ 15,762
Class T	.25%	.25%	210,900	512
Class B	.75%	.25%	271,630	204,139
Class C	.75%	.25%	497,193	166,040
			$ 1,202,317	$ 386,453

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates -continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 159,971
Class T	28,289
Class B*	46,491
Class C*	29,356
$ 264,107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 232,327.26
Class T	133,732.32
Class B	83,939.31
Class C	122,374.24
Institutional Class	18,053.19
	$ 590,425

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $412 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,118.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 16,852
Class B	2.25%	8,867
		$ 25,719

Annual Report

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,250 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,149. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 198

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 394,476	$ 295,895
Class T	160,784	104,293
Class B	30,252	29,832
Class C	75,200	61,147
Institutional Class	44,761	55,383
Total	$ 705,473	$ 546,550
From net realized gain
Class A	$ 4,331,516	$ 2,523,276
Class T	2,269,882	1,169,089
Class B	1,540,071	987,446
Class C	2,688,016	1,214,208
Institutional Class	389,630	373,699
Total	$ 11,219,115	$ 6,267,718

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	2,498,533	1,432,952	$ 69,396,605	$ 29,421,074
Reinvestment of distributions	162,468	116,289	3,714,012	2,081,564
Shares redeemed	(1,077,457)	(806,635)	(29,208,159)	(16,443,108)
Net increase (decrease)	1,583,544	742,606	$ 43,902,458	$ 15,059,530
Class T
Shares sold	905,528	685,045	$ 24,631,491	$ 13,823,730
Reinvestment of distributions	96,625	70,928	2,174,062	1,252,594
Shares redeemed	(548,117)	(258,935)	(14,491,120)	(5,230,235)
Net increase (decrease)	454,036	497,038	$ 12,314,433	$ 9,846,089
Class B
Shares sold	582,754	459,438	$ 15,102,929	$ 9,003,547
Reinvestment of distributions	65,401	53,748	1,425,750	922,986
Shares redeemed	(387,524)	(306,089)	(9,787,762)	(6,064,575)
Net increase (decrease)	260,631	207,097	$ 6,740,917	$ 3,861,958

Annual Report

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	1,281,274	1,058,526	$ 34,698,003	$ 20,658,561
Reinvestment of distributions	105,026	61,905	2,283,267	1,061,055
Shares redeemed	(618,089)	(359,640)	(16,150,431)	(7,055,090)
Net increase (decrease)	768,211	760,791	$ 20,830,839	$ 14,664,526
Institutional Class
Shares sold	368,744	167,546	$ 10,529,830	$ 3,548,993
Reinvestment of distributions	9,931	19,744	230,692	358,348
Shares redeemed	(175,119)	(231,297)	(5,062,378)	(4,591,950)
Net increase (decrease)	203,556	(44,007)	$ 5,698,144	$ (684,609)

13. Subsequent Event.

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by Target Fund shareholders on November 14, 2007. As part of the reorganization, Class A, Class T, Class B, Class C and Institutional Class shareholders of the Target Fund received shares of the corresponding class of the Fund equal in value to the shareholder's shares in the Target Fund on the date of the reorganization. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-
2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-
present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-
2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Emerging Asia. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1999

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Emerging Asia. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Emerging Asia. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/07	12/04/07	$.225	$3.06
Class T	12/05/07	12/04/07	$.136	$3.06
Class B	12/05/07	12/04/07	$.000	$3.05
Class C	12/05/07	12/04/07	$.035	$3.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31 2007, $13,716,044, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 17%; Class T designates 17%; Class B designates 19%; and Class C designates 18% of the dividends distributed in December 2006, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2006	$.301	$.0418
Class T	12/11/2006	$.291	$.0418
Class B	12/11/2006	$.265	$.0418
Class C	12/11/2006	$.270	$.0418

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Asia Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEA-UANN-1207
1.784737.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	80.97%	35.55%	15.05%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on June 16, 1999. Returns prior to June 16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., (the Closed-End Fund). At the close of business on June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Asia Fund - Institutional Class on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM All Country (MSCI® AC)Asia ex Japan Index performed over the same period. The initial offering of Institutional Class took place on June 16, 1999. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from Kevin Chang, Portfolio Manager of Fidelity® Advisor Emerging Asia Fund

Asian emerging-markets equities outperformed most U.S. and foreign developed stock markets during the year ending October 31, 2007. In that time, the Morgan Stanley Capital InternationalSM (MSCI®) All Country Asia ex Japan Index was up 73.18%. On the whole, developing Asian markets benefited from brisk economic growth and the ongoing build-out of commercial and industrial infrastructure. China led the way with a gain of roughly 168%, reflecting optimism about opportunities within the region's fast-growing economy. Hong Kong surged higher for similar reasons, jumping around 91%. However, two of the largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the benchmark's biggest constituent on average during the period - gained almost 57% but still was approximately 16 percentage points shy of the MSCI index. Taiwan - the third-largest country weighting on average - also came up short despite a solid return of nearly 40%.

During the past year, the fund's Institutional Class shares returned 80.97%, beating the MSCI index. Information technology helped performance the most versus the index, followed by industrials, energy and consumer staples. Favorable stock selection was the primary driver. Geographically, stock picking in China, South Korea, Taiwan and India aided our results. Further, a weak U.S. dollar boosted absolute performance. The fund's top contributor was South Korea's Taewoong, a leading manufacturer of forged products for heavy industry. Other contributors included Taiwan-based semiconductor maker Global Unichip, China Oilfield Services, China Merchants Bank and Seoul Securities. Global Unichip and Seoul Securities were sold by period end. All five contributors were out-of-index positions. Conversely, the materials sector detracted from our results, while Indonesia and Thailand were the most negative country influences. An average cash position of more than 5% also hurt. Not owning strong-performing index components Hong Kong Exchanges & Clearing and Hyundai Heavy Industries, a Korean shipbuilder, dampened performance, as did underweighting index component China Life Insurance.

Note to shareholders: On November 14, 2007, shareholders of Fidelity Advisor Korea Fund approved the merger of Advisor Korea into Fidelity Advisor Emerging Asia Fund. The merger was completed on December 7, 2007.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,465.70	$ 9.14
Hypothetical A	$ 1,000.00	$ 1,017.80	$ 7.48
Class T
Actual	$ 1,000.00	$ 1,464.10	$ 10.87
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,460.00	$ 13.95
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,460.70	$ 13.65
Hypothetical A	$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class
Actual	$ 1,000.00	$ 1,468.30	$ 6.91
Hypothetical A	$ 1,000.00	$ 1,019.61	$ 5.65

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.47%
Class T	1.75%
Class B	2.25%
Class C	2.20%
Institutional Class	1.11%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd.	4.3	2.0
Samsung Electronics Co. Ltd.	3.0	3.1
POSCO	2.9	2.1
Reliance Industries Ltd.	2.6	0.4
PetroChina Co. Ltd. (H Shares)	2.5	1.9
Taewoong Co. Ltd.	2.0	1.1
Shinhan Financial Group Co. Ltd.	1.9	0.9
Sun Hung Kai Properties Ltd.	1.9	2.0
Cheung Kong Holdings Ltd.	1.6	1.9
Sina Corp.	1.6	0.8
	24.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.3	34.8
Information Technology	15.3	16.1
Industrials	12.4	11.5
Materials	12.2	7.4
Consumer Discretionary	9.7	8.6
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Investment Companies 96.4%	Stocks and Investment Companies 95.9%
Short-Term Investments and Net Other Assets 3.6%	Short-Term Investments and Net Other Assets 4.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
Australia - 0.7%
Boral Ltd.	204,031	$ 1,296,610
Mount Gibson Iron Ltd. (a)	400,000	1,130,874
Thinksmart Ltd.	51,200	87,507
TOTAL AUSTRALIA		2,514,991
Bermuda - 1.4%
Peace Mark Holdings Ltd.	1,160,000	1,911,195
Sinofert Holdings Ltd.	3,340,000	3,150,522
TOTAL BERMUDA		5,061,717
Cayman Islands - 2.9%
Alibaba.com Ltd. (a)	14,500	46,772
Belle International Holdings Ltd.	1,035,000	1,679,037
CNinsure, Inc. ADR (a)	1,500	37,935
Computime Group Ltd.	2,000,000	358,869
Delta Networks, Inc.	118,000	56,942
Hutchison China Meditech Ltd. (a)	3	11
Lee & Man Paper Manufacturing Ltd.	500,000	2,000,172
Mindray Medical International Ltd. sponsored ADR (d)	29,400	1,168,944
New Oriental Education & Technology Group, Inc. sponsored ADR	32,200	2,882,544
Stella International Holdings Ltd.	900,000	1,974,104
TOTAL CAYMAN ISLANDS		10,205,330
China - 16.1%
China Communications Construction Co. Ltd. (H Shares)	500,000	1,586,485
China Construction Bank Corp. (H Shares)	4,000,000	4,547,401
China Life Insurance Co. Ltd. (H Shares)	500,000	3,390,333
China Merchants Bank Co. Ltd. (H Shares)	310,000	1,598,426
China Oilfield Services Ltd. (H Shares)	1,000,000	2,448,853
China Petroleum & Chemical Corp. (H Shares)	1,190,000	1,974,329
China Shenhua Energy Co. Ltd. (H Shares)	500,000	3,222,141
Dalian Port (PDA) Co. Ltd. (H Shares)	1,635,000	1,513,981
Dongfang Electrical Machinery Co. Ltd. (H Shares)	374,000	3,343,390
Industrial & Commercial Bank of China	4,000,000	3,820,403
Nine Dragons Paper (Holdings) Ltd.	850,000	2,302,456
PetroChina Co. Ltd. (H Shares)	3,328,000	8,739,328
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	350,000	4,899,210
Sina Corp. (a)	98,900	5,669,937
SINOPEC Yizheng Chemical Fibre Co. Ltd. (H Shares) (a)	3,000,000	1,564,610
Common Stocks - continued
	Shares	Value
China - continued
Tencent Holdings Ltd.	600,000	$ 5,143,431
Yantai Changyu Pioneer Wine Co. (B Shares)	241,240	1,797,707
TOTAL CHINA		57,562,421
Hong Kong - 17.6%
Bank of East Asia Ltd.	120,000	816,471
Cheung Kong Holdings Ltd.	290,000	5,688,400
China Mobile (Hong Kong) Ltd.	736,000	15,261,695
China Netcom Group Corp. Hong Kong Ltd.	700,000	2,151,332
China Unicom Ltd.	700,000	1,716,400
CNOOC Ltd.	1,238,500	2,681,229
Esprit Holdings Ltd.	132,500	2,212,896
Fairwood Holdings Ltd. (e)	600,000	750,284
Hang Lung Properties Ltd.	900,000	4,329,922
Hang Seng Bank Ltd.	80,000	1,634,375
Hong Kong & Shanghai Hotels Ltd.	174,000	322,131
Hutchison Whampoa Ltd.	77,000	970,200
Kerry Properties Ltd.	550,000	4,783,961
Li & Fung Ltd.	1,110,000	5,267,274
Midland Holdings Ltd.	1,564,000	1,937,073
New World Development Co. Ltd.	600,000	2,162,518
Shougang Concord International Enterprises Co. Ltd.	5,000,000	2,698,055
Sun Hung Kai Properties Ltd.	350,000	6,688,747
Wing Hang Bank Ltd.	70,000	824,858
TOTAL HONG KONG		62,897,821
India - 9.4%
Bajaj Auto Ltd.	16,000	1,017,969
Bharat Heavy Electricals Ltd.	16,145	1,080,662
Bharti Airtel Ltd. (a)	152,768	3,946,804
Container Corp. of India Ltd.	10,000	506,448
Educomp Solutions Ltd.	38,160	3,188,595
Idea Cellular Ltd.	67,735	234,837
IL&FS Investsmart Ltd.	63,876	285,532
INFO Edge India Ltd.	53,892	1,671,222
IVRCL Infrastructures & Projects Ltd.	65,000	846,509
Kotak Mahindra Bank Ltd.	30,000	770,493
Larsen & Toubro Ltd.	11,558	1,263,683
Max India Ltd. (a)	111,250	743,410
Punjab National Bank	46,984	745,499
Reliance Communication Ltd.	150,854	2,993,300
Reliance Industries Ltd.	127,746	9,118,526
Common Stocks - continued
	Shares	Value
India - continued
Royal Orchid Hotels Ltd.	132,311	$ 437,669
Sesa Goa Ltd.	7,646	732,468
State Bank of India	60,830	3,816,763
TOTAL INDIA		33,400,389
Indonesia - 2.0%
PT Bank Central Asia Tbk	500,000	408,072
PT Bank Niaga Tbk	20,648,000	1,989,387
PT Indosat Tbk	1,500,000	1,452,453
PT Mitra Adiperkasa Tbk	2,913,500	256,878
PT Perusahaan Gas Negara Tbk Series B	1,800,000	2,820,911
TOTAL INDONESIA		6,927,701
Korea (South) - 21.9%
Daelim Industrial Co.	16,000	3,516,387
Dongbu Securities Co. Ltd.	31,200	654,954
Doosan Infracore Co. Ltd.	40,000	1,702,404
Hana Tour Service, Inc.	29,000	2,615,374
Hanwha Corp.	20,000	1,985,281
Hanwha Securities Co. Ltd.	80,000	2,421,877
Hyundai Mipo Dockyard Co. Ltd.	7,680	3,412,630
kiwoom.com Securities Co. Ltd.	11,500	1,109,803
Kookmin Bank	49,140	4,018,864
Korea Exchange Bank	70,000	1,157,895
Korean Reinsurance Co.	36,000	642,227
LG Chemical Ltd.	12,000	1,499,721
LG Household & Health Care Ltd.	17,000	3,790,242
LG.Philips LCD Co. Ltd. (a)	17,170	948,654
Meritz Securities Co. Ltd.	93,659	1,209,438
NHN Corp. (a)	16,319	5,247,834
POSCO	14,372	10,481,714
Samsung Corp.	6,790	628,477
Samsung Electronics Co. Ltd.	17,317	10,678,814
Samsung Fire & Marine Insurance Co. Ltd.	10,000	2,782,303
Shinhan Financial Group Co. Ltd.	104,960	6,873,306
Shinsegae Co. Ltd.	2,000	1,575,980
STX Pan Ocean Co. Ltd.	700,000	1,800,666
Taewoong Co. Ltd.	50,000	7,145,983
TSM Tech Co. Ltd.	15,300	299,881
TOTAL KOREA (SOUTH)		78,200,709
Malaysia - 2.7%
Bumiputra-Commerce Holdings Bhd	550,000	1,912,783
Common Stocks - continued
	Shares	Value
Malaysia - continued
Hunza Properties Bhd	342,100	$ 294,442
LCL Corp. Bhd	468,900	1,051,894
Malayan Banking BHD	510,000	1,723,728
Parkson Holdings Bhd	300,000	865,557
Resorts World Bhd	1,264,700	1,465,247
SP Setia Bhd	600,000	1,412,414
Zelan Bhd	400,000	726,235
TOTAL MALAYSIA		9,452,300
Papua New Guinea - 0.7%
Lihir Gold Ltd. (a)	650,000	2,580,578
Philippines - 0.6%
Jollibee Food Corp.	700,000	822,107
Philippine Long Distance Telephone Co.	18,580	1,285,732
TOTAL PHILIPPINES		2,107,839
Singapore - 4.4%
Cosco Corp. Singapore Ltd.	500,000	2,715,397
F J Benjamin Holdings Ltd.	1,800,000	1,058,280
Keppel Corp. Ltd.	190,000	1,953,035
Parkway Holdings Ltd.	685,650	1,988,616
Raffles Medical Group Ltd.	700,000	744,751
SIA Engineering Co. Ltd.	261,000	858,493
Singapore Technologies Engineering Ltd.	700,000	1,851,848
United Overseas Bank Ltd.	115,000	1,725,144
Yangzijiang Shipbuilding Holdings Ltd.	1,501,000	2,673,028
TOTAL SINGAPORE		15,568,592
Taiwan - 14.1%
Advanced Semiconductor Engineering, Inc.	1,664,501	2,004,059
Advantech Co. Ltd.	105,297	285,386
AU Optronics Corp.	892,930	1,901,904
China Steel Corp.	2,165,000	3,047,507
Chinatrust Financial Holding Co. Ltd. (a)	1,420,319	1,034,713
Chinatrust Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 2/8/08 (a)	254,240	185,193
Delta Electronics, Inc.	441,000	1,769,718
E-Life Mall Corp. Ltd.	258,030	517,733
EVA Airways Corp.	2,117,592	853,051
Far East Department Stores Co. Ltd.	1,248,000	1,521,716
Far Eastern Textile Ltd.	1,910,620	2,524,295
Formosa International Hotel Corp.	12,260	121,105
Common Stocks - continued
	Shares	Value
Taiwan - continued
Formosa Plastics Corp.	750,000	$ 2,310,542
Fuhwa Financial Holding Co. Ltd. (a)	3,702,054	2,719,830
Hung Poo Real Estate Development Co. Ltd.	606,000	602,352
Les Enphants Co. Ltd.	1,200,000	1,016,824
MediaTek, Inc.	206,850	4,041,860
Nan Ya Plastics Corp.	1,143,000	3,411,888
Nan Ya Printed Circuit Board Corp.	399,283	2,619,158
Phoenix Precision Technology Corp.	1,956,938	2,470,714
Shin Kong Financial Holding Co. Ltd. warrants (UBS Warrant Programme) 11/19/07 (a)	1,050,703	972,903
Siliconware Precision Industries Co. Ltd.	611,837	1,289,967
Sinyi Realty, Inc.	460,243	1,221,821
Taiwan Cement Corp.	1,465,679	2,497,468
Taiwan Semiconductor Manufacturing Co. Ltd.	2,617,140	5,154,299
Tsann Kuen Enterprise Co. Ltd.	800,000	1,215,002
Wistron Corp.	472,338	940,448
WPG Holding Co. Ltd.	1,000,000	1,651,489
Yageo Corp.	908,000	354,567
TOTAL TAIWAN		50,257,512
Thailand - 1.9%
ACL Bank PCL (For. Reg.) (a)	1,017,800	175,199
Bumrungrad Hospital PCL (For. Reg.)	1,068,700	1,391,496
Central Pattana PCL (For. Reg.)	2,000,000	1,515,374
LPN Development PCL	3,000,000	754,745
Minor International PCL (For. Reg.)	2,119,908	1,110,324
Robinson Department Store PCL (For. Reg.)	2,500,000	750,331
Siam Commercial Bank PCL (For. Reg.)	400,000	1,118,140
True Corp. PCL (For. Reg.) rights 4/30/08 (a)	190,863	0
TOTAL THAILAND		6,815,609
TOTAL COMMON STOCKS (Cost $217,355,805)		343,553,509
Money Market Funds - 3.4%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	11,913,545	$ 11,913,545
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	357,750	357,750
TOTAL MONEY MARKET FUNDS (Cost $12,271,295)		12,271,295
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $229,627,100)		355,824,804
NET OTHER ASSETS - 0.2%		762,792
NET ASSETS - 100%		$ 356,587,596
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $750,284 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 577,405
Fidelity Securities Lending Cash Central Fund	3,118
Total	$ 580,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $357,840) - See accompanying schedule: Unaffiliated issuers (cost $217,355,805)	$ 343,553,509
Fidelity Central Funds (cost $12,271,295)	12,271,295
Total Investments (cost $229,627,100)		$ 355,824,804
Foreign currency held at value (cost $298)		305
Receivable for investments sold		151,760
Receivable for fund shares sold		2,532,200
Dividends receivable		129,136
Distributions receivable from Fidelity Central Funds		84,252
Prepaid expenses		56
Other receivables		388,407
Total assets		359,110,920

Liabilities
Payable for investments purchased	$ 83,393
Payable for fund shares redeemed	1,519,087
Accrued management fee	211,619
Distribution fees payable	146,308
Other affiliated payables	74,315
Other payables and accrued expenses	130,852
Collateral on securities loaned, at value	357,750
Total liabilities		2,523,324

Net Assets		$ 356,587,596
Net Assets consist of:
Paid in capital		$ 194,717,799
Undistributed net investment income		1,229,931
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		34,394,993
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		126,244,873
Net Assets		$ 356,587,596

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($152,629,813 ÷ 4,064,942 shares)	$ 37.55

Maximum offering price per share (100/94.25 of $37.55)	$ 39.84
Class T: Net Asset Value and redemption price per share ($64,812,780 ÷ 1,757,472 shares)	$ 36.88

Maximum offering price per share (100/96.50 of $36.88)	$ 38.22
Class B: Net Asset Value and offering price per share ($40,775,176 ÷ 1,146,861 shares)A	$ 35.55

Class C: Net Asset Value and offering price per share ($82,069,519 ÷ 2,313,403 shares)A	$ 35.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($16,300,308 ÷ 426,175 shares)	$ 38.25

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 4,959,878
Interest		123
Income from Fidelity Central Funds		580,523
		5,540,524
Less foreign taxes withheld		(556,806)
Total income		4,983,718

Expenses
Management fee	$ 1,542,886
Transfer agent fees	590,425
Distribution fees	1,202,317
Accounting and security lending fees	113,535
Custodian fees and expenses	268,641
Independent trustees' compensation	687
Registration fees	69,881
Audit	122,539
Legal	1,283
Miscellaneous	(464)
Total expenses before reductions	3,911,730
Expense reductions	(188,614)	3,723,116
Net investment income (loss)		1,260,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,116,360
Foreign currency transactions	7,539
Total net realized gain (loss)		35,123,899
Change in net unrealized appreciation (depreciation) on: Investment securities	100,705,699
Assets and liabilities in foreign currencies	46,677
Total change in net unrealized appreciation (depreciation)		100,752,376
Net gain (loss)		135,876,275
Net increase (decrease) in net assets resulting from operations		$ 137,136,877

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,260,602	$ 874,526
Net realized gain (loss)	35,123,899	12,459,470
Change in net unrealized appreciation (depreciation)	100,752,376	17,978,097
Net increase (decrease) in net assets resulting from operations	137,136,877	31,312,093
Distributions to shareholders from net investment income	(705,473)	(546,550)
Distributions to shareholders from net realized gain	(11,219,115)	(6,267,718)
Total distributions	(11,924,588)	(6,814,268)
Share transactions - net increase (decrease)	89,486,791	42,747,494
Redemption fees	131,185	69,319
Total increase (decrease) in net assets	214,830,265	67,314,638

Net Assets
Beginning of period	141,757,331	74,442,693
End of period (including undistributed net investment income of $1,229,931 and undistributed net investment income of $779,401, respectively)	$ 356,587,596	$ 141,757,331

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.48	$ 17.70	$ 13.96	$ 13.07	$ 9.89
Income from Investment Operations
Net investment income (loss) C	.24	.22	.18	.03	.07
Net realized and unrealized gain (loss)	16.64	6.10	3.61	1.00 H	3.11
Total from investment operations	16.88	6.32	3.79	1.03	3.18
Distributions from net investment income	(.15)	(.16)	-	(.15)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.83)	(1.55)	(.05)	(.15)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 37.55	$ 22.48	$ 17.70	$ 13.96	$ 13.07
Total Return A, B	80.43%	38.02%	27.23%	8.01%H	32.15%
Ratios to Average Net Assets D, F
Expenses before reductions	1.47%	1.73%	1.90%	2.24%	2.81%
Expenses net of fee waivers, if any	1.47%	1.50%	1.61%	2.00%	2.02%
Expenses net of all reductions	1.40%	1.39%	1.55%	1.99%	2.02%
Net investment income (loss)	.88%	1.08%	1.08%	.21%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 152,630	$55,790	$30,782	$21,099	$24,161
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.13	$ 17.45	$ 13.80	$ 12.92	$ 9.81
Income from Investment Operations
Net investment income (loss) C	.16	.17	.14	-	.05
Net realized and unrealized gain (loss)	16.37	6.01	3.56	.99 H	3.06
Total from investment operations	16.53	6.18	3.70	.99	3.11
Distributions from net investment income	(.12)	(.12)	-	(.12)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.80)	(1.51)	(.05)	(.12)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 36.88	$ 22.13	$ 17.45	$ 13.80	$ 12.92
Total Return A, B	79.98%	37.69%	26.89%	7.78% H	31.70%
Ratios to Average Net Assets D, F
Expenses before reductions	1.79%	2.07%	2.27%	2.76%	3.43%
Expenses net of fee waivers, if any	1.75%	1.75%	1.84%	2.25%	2.27%
Expenses net of all reductions	1.67%	1.64%	1.79%	2.24%	2.26%
Net investment income (loss)	.61%	.83%	.85%	(.04)%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,813	$ 28,850	$ 14,074	$ 7,658	$ 4,982
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.42	$ 16.94	$ 13.46	$ 12.64	$ 9.63
Income from Investment Operations
Net investment income (loss) C	.03	.06	.06	(.07)	(.01)
Net realized and unrealized gain (loss)	15.79	5.84	3.47	.96 H	3.02
Total from investment operations	15.82	5.90	3.53	.89	3.01
Distributions from net investment income	(.03)	(.04)	-	(.08)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.71)	(1.43)	(.05)	(.08)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 35.55	$ 21.42	$ 16.94	$ 13.46	$ 12.64
Total Return A, B	79.01%	36.99%	26.31%	7.14% H	31.26%
Ratios to Average Net Assets D, F
Expenses before reductions	2.28%	2.59%	2.75%	3.19%	3.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.35%	2.75%	2.77%
Expenses net of all reductions	2.17%	2.14%	2.29%	2.74%	2.77%
Net investment income (loss)	.11%	.33%	.34%	(.54)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,775	$ 18,985	$ 11,504	$ 7,065	$ 5,157
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.39	$ 16.94	$ 13.46	$ 12.65	$ 9.64
Income from Investment Operations
Net investment income (loss) C	.04	.06	.06	(.07)	(.01)
Net realized and unrealized gain (loss)	15.76	5.84	3.47	.96 H	3.02
Total from investment operations	15.80	5.90	3.53	.89	3.01
Distributions from net investment income	(.05)	(.07)	-	(.09)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.73)	(1.46)	(.05)	(.09)	-
Redemption fees added to paid in capital C	.02	.01	- G	.01	-
Net asset value, end of period	$ 35.48	$ 21.39	$ 16.94	$ 13.46	$ 12.65
Total Return A, B	79.05%	37.02%	26.31%	7.14%H	31.22%
Ratios to Average Net Assets D, F
Expenses before reductions	2.21%	2.46%	2.67%	3.02%	3.70%
Expenses net of fee waivers, if any	2.21%	2.25%	2.34%	2.75%	2.77%
Expenses net of all reductions	2.13%	2.14%	2.28%	2.74%	2.76%
Net investment income (loss)	.14%	.33%	.35%	(.54)%	(.05)%
Supplemental Data
Net assets, end of period (000 omitted)	$82,070	$33,047	$13,291	$ 6,484	$ 4,581
Portfolio turnover rate E	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.84	$ 17.97	$ 14.13	$ 13.20	$ 9.97
Income from Investment Operations
Net investment income (loss)	.34	.27	.24	.06	.10
Net realized and unrealized gain (loss) B	16.92	6.19	3.65	1.01 G	3.13
Total from investment operations	17.26	6.46	3.89	1.07	3.23
Distributions from net investment income	(.19)	(.21)	-	(.15)	-
Distributions from net realized gain	(1.68)	(1.39)	(.05)	-	-
Total distributions	(1.87)	(1.60)	(.05)	(.15)	-
Redemption fees added to paid in capital B	.02	.01	- F	.01	-
Net asset value, end of period	$ 38.25	$ 22.84	$ 17.97	$ 14.13	$ 13.20
Total Return A	80.97%	38.28%	27.61%	8.24% G	32.40%
Ratios to Average Net AssetsC, E
Expenses before reductions	1.16%	1.41%	1.52%	2.11%	2.55%
Expenses net of fee waivers, if any	1.16%	1.25%	1.29%	1.75%	1.77%
Expenses net of all reductions	1.08%	1.14%	1.24%	1.74%	1.77%
Net investment income (loss)	1.20%	1.33%	1.40%	.46%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$16,300	$ 5,086	$ 4,791	$ 452	$ 1,538
Portfolio turnover rate D	66%	77%	66%	232%	172%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G In 2004 the Fund received a favorable ruling in India which entitles the Fund to a refund of capital gains taxes paid in the current and prior years. The impact to the Fund was an increase in realized and unrealized gain (loss) per share of $.51. Excluding this benefit, the total return would have been 4.18%. The realized and unrealized gains were allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund received a final ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempts the Fund from taxes on future realized gains.

The per-share and total return impacts are disclosed on the Financial Highlights. The India Central Board of Direct Taxation may challenge the ruling at any time which could result in the reversal of some or all of the benefits recorded by the Fund.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,910,629
Unrealized depreciation	(2,717,654)
Net unrealized appreciation (depreciation)	126,192,975
Undistributed ordinary income	17,464,264
Undistributed long-term capital gain	13,689,563
Cost for federal income tax purposes	$ 229,631,829

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 6,114,690	$ 5,416,432
Long-term Capital Gains	5,809,898	1,397,836
Total	$ 11,924,588	$ 6,814,268

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $210,082,807 and $135,785,532, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 222,594	$ 15,762
Class T	.25%	.25%	210,900	512
Class B	.75%	.25%	271,630	204,139
Class C	.75%	.25%	497,193	166,040
			$ 1,202,317	$ 386,453

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates -continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 159,971
Class T	28,289
Class B*	46,491
Class C*	29,356
$ 264,107

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 232,327.26
Class T	133,732.32
Class B	83,939.31
Class C	122,374.24
Institutional Class	18,053.19
	$ 590,425

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $412 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,118.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class T	1.75%	$ 16,852
Class B	2.25%	8,867
		$ 25,719

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $159,250 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,149. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 198

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 394,476	$ 295,895
Class T	160,784	104,293
Class B	30,252	29,832
Class C	75,200	61,147
Institutional Class	44,761	55,383
Total	$ 705,473	$ 546,550
From net realized gain
Class A	$ 4,331,516	$ 2,523,276
Class T	2,269,882	1,169,089
Class B	1,540,071	987,446
Class C	2,688,016	1,214,208
Institutional Class	389,630	373,699
Total	$ 11,219,115	$ 6,267,718

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	2,498,533	1,432,952	$ 69,396,605	$ 29,421,074
Reinvestment of distributions	162,468	116,289	3,714,012	2,081,564
Shares redeemed	(1,077,457)	(806,635)	(29,208,159)	(16,443,108)
Net increase (decrease)	1,583,544	742,606	$ 43,902,458	$ 15,059,530
Class T
Shares sold	905,528	685,045	$ 24,631,491	$ 13,823,730
Reinvestment of distributions	96,625	70,928	2,174,062	1,252,594
Shares redeemed	(548,117)	(258,935)	(14,491,120)	(5,230,235)
Net increase (decrease)	454,036	497,038	$ 12,314,433	$ 9,846,089
Class B
Shares sold	582,754	459,438	$ 15,102,929	$ 9,003,547
Reinvestment of distributions	65,401	53,748	1,425,750	922,986
Shares redeemed	(387,524)	(306,089)	(9,787,762)	(6,064,575)
Net increase (decrease)	260,631	207,097	$ 6,740,917	$ 3,861,958

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	1,281,274	1,058,526	$ 34,698,003	$ 20,658,561
Reinvestment of distributions	105,026	61,905	2,283,267	1,061,055
Shares redeemed	(618,089)	(359,640)	(16,150,431)	(7,055,090)
Net increase (decrease)	768,211	760,791	$ 20,830,839	$ 14,664,526
Institutional Class
Shares sold	368,744	167,546	$ 10,529,830	$ 3,548,993
Reinvestment of distributions	9,931	19,744	230,692	358,348
Shares redeemed	(175,119)	(231,297)	(5,062,378)	(4,591,950)
Net increase (decrease)	203,556	(44,007)	$ 5,698,144	$ (684,609)

13. Subsequent Event.

On December 7, 2007, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Korea Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by Target Fund shareholders on November 14, 2007. As part of the reorganization, Class A, Class T, Class B, Class C and Institutional Class shareholders of the Target Fund received shares of the corresponding class of the Fund equal in value to the shareholder's shares in the Target Fund on the date of the reorganization. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-
2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-
present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-
2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Emerging Asia. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-
2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Emerging Asia. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Asia. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1999

Secretary of Advisor Emerging Asia. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of FDC (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Emerging Asia. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Asia. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Asia. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Asia. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Asia. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Asia. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Emerging Asia. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Asia. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/07	12/04/07	$.306	$3.06

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $13,716,044, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 16% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.313 and $.0418 for the dividend paid December 11, 2006.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Asia Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Emerging Asia Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AEAI-UANN-1207
1.784738.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fundA
Class A (incl. 5.75% sales charge)	60.81%	37.17%
Class T (incl. 3.50% sales charge)	64.30%	37.71%
Class B (incl. contingent deferred sales charge) B	64.38%	38.03%
Class C (incl. contingent deferred sales charge) C	68.43%	38.41%

A From March 29, 2004.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Class T on March 29, 2004, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices. China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy. Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the index's biggest constituent with a weighting of about 16% on average during the period - was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 70.63%, 70.26%, 69.38% and 69.43%, respectively (excluding sales charges), beating the MSCI index. Effective stock selection and a modest underweighting in technology added the most value versus the index. Stock picking in telecommunication services and materials also helped. A weak U.S. dollar further bolstered our absolute performance. Geographically, stock picking in South Korea, Russia and India helped, along with underweighting Taiwan. China Coal Energy was a significant contributor, spurred by an attractive valuation to start the period, healthy demand and tight coal supplies. Russian steel producer Evraz Group - a Luxembourg-incorporated company - further aided performance. China Coal Energy and Evraz were out-of-benchmark positions. Not owning Indian technology services provider and index component Infosys Technologies also added value, as did underweighting Korea-based Kookmin Bank - later sold completely - and Taiwan Semiconductor Manufacturing. Conversely, underweighting the strong-performing Chinese market hurt performance, as did a modest cash position. Not owning index components China Life Insurance, Korean shipbuilder Hyundai Heavy Industries and energy producer Petrochina detracted. Russia-based, U.S.-listed television network operator CTC Media - an out-of-benchmark holding - was hurt by revenue concerns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,411.00	$ 9.72
Hypothetical A	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 1,409.60	$ 11.24
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 1,405.40	$ 14.25
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 1,405.90	$ 14.25
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 1,414.10	$ 7.42
Hypothetical A	$ 1,000.00	$ 1,019.06	$ 6.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.22%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.6	2.0
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.5	3.1
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.4	2.7
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.2	2.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	3.0
	15.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	20.1
Materials	17.9	14.0
Energy	16.6	14.9
Industrials	13.0	10.5
Telecommunication Services	10.2	9.3
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	13.7	13.1
Korea (South)	13.5	15.9
Russia	10.6	10.8
Hong Kong	6.8	3.4
Taiwan	6.5	4.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Investment Companies 97.1%	Stocks and Investment Companies 98.9%
Short-Term Investments and Net Other Assets 2.9%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares		Value
Argentina - 0.3%
Banco Macro SA sponsored ADR	26,900		$ 743,785
Banco Patagonia SA unit	15,000		364,141
Pampa Holding SA (a)	161,800		144,738
Telecom Argentina SA Class B sponsored ADR (a)	17,000		408,170
TOTAL ARGENTINA			1,660,834
Austria - 0.6%
Raiffeisen International Bank Holding AG	11,974		1,979,399
voestalpine AG	13,600		1,223,007
TOTAL AUSTRIA			3,202,406
Bahrain - 0.1%
Gulf Finance House BSC unit (a)	29,100		720,225
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	43,300		1,707,355
CC Land Holdings Ltd.	486,000		963,566
Central European Media Enterprises Ltd. Class A (a)	16,900		1,939,275
China Grand Forestry Resources Group Ltd. (a)	2,276,000		808,858
Credicorp Ltd. (NY Shares)	15,600		1,159,548
Dufry South America Ltd. unit	34,818		1,016,506
Pacific Basin Shipping Ltd.	208,000		466,004
Samling Global Ltd.	2,207,000		758,435
Sinofert Holdings Ltd.	2,112,100		1,992,281
TOTAL BERMUDA			10,811,828
Brazil - 13.7%
All America Latina Logistica SA unit	114,600		1,814,947
B2W Companhia Global Do Varejo	23,600		1,274,054
Banco Bradesco SA:
(PN)	126,400		4,295,890
(PN) sponsored ADR	67,800		2,315,370
Banco Daycoval SA (PN)	53,600		632,010
Banco do Brasil SA	115,100		2,084,986
Banco Indusval SA (e)	18,432		269,539
Bovespa Holding SA (a)	11,000		209,497
Companhia Brasileira (a)(e)	622		330,755
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	12,200		392,596
Companhia de Concessoes Rodoviarias	53,100		976,308
Companhia de Saneamento de Minas Gerais	56,400		1,059,476
Companhia Vale do Rio Doce (PN-A) sponsored ADR	569,400		17,975,958
CSU Cardsystem SA sponsored ADR (a)(e)	3,000		38,755
Common Stocks - continued
	Shares		Value
Brazil - continued
Duratex SA (PN)	27,300		$ 913,471
Eternit SA	104,160		511,739
Gafisa SA:
ADR (a)(d)	21,700		773,822
warrants 12/28/07 (a)	32,000		570,560
GVT Holding SA	37,400		821,455
JBS SA	132,229		609,135
Localiza Rent a Car SA	122,700		1,453,166
Lojas Americanas SA (PN)	102,112		1,188,680
MRV Engenharia e Participacoes SA	21,400		445,168
Multiplan Empreendimentos Imobiliarios SA	35,100		512,674
Net Servicos de Comunicacao SA sponsored ADR (a)	103,766		1,668,557
Obrascon Huarte Lain Brasil SA	37,900		679,094
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	370,100		15,434,203
(PN) sponsored ADR (non-vtg.)	19,600		1,630,524
sponsored ADR	11,800		1,128,434
Satipel Industrial SA	14,100		105,785
Sul America SA unit	24,200		437,393
Tegma Gestao Logistica	31,400		539,032
Uniao de Bancos Brasileiros SA (Unibanco):
unit	115,500		1,827,865
GDR	26,600		4,203,864
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	48,700		3,819,492
Weg SA	30,900		469,724
TOTAL BRAZIL			73,413,978
British Virgin Islands - 0.0%
Titanium Resources Group Ltd. (a)	153,700		241,260
Bulgaria - 0.0%
Chimimport AD	4,615		57,668
Kaolin AD	3,000		43,465
MonBat AD (a)	4,000		96,411
TOTAL BULGARIA			197,544
Canada - 0.9%
Addax Petroleum, Inc.	7,900		346,137
Addax Petroleum, Inc. (a)(e)	4,700		205,930
Eastern Platinum Ltd. (a)	293,400		910,466
First Quantum Minerals Ltd.	12,800		1,378,555
Frontera Copper Corp. (a)	111,100		903,673
Common Stocks - continued
	Shares		Value
Canada - continued
JumpTV, Inc.	65,000		$ 130,799
Teck Cominco Ltd. Class B (sub. vtg.)	3,303		165,500
Uranium One, Inc. (a)	19,300		214,422
Uranium One, Inc. (South Africa) (a)	49,418		555,088
TOTAL CANADA			4,810,570
Cayman Islands - 1.6%
Agile Property Holdings Ltd.	1,250,000		3,033,764
Alibaba.com Ltd. (a)	21,000		67,739
Bosideng International Holdings Ltd.	202,000		86,530
Chaoda Modern Agriculture (Holdings) Ltd.	2,217,500		2,023,760
China Aoyuan Property Group Ltd.	45,000		38,727
China Dongxiang Group Co. Ltd.	70,000		53,559
CNinsure, Inc. ADR (a)	2,200		55,638
E-House China Holdings Ltd. ADR sponsored ADR	5,900		209,450
Hidili Industry International Development Ltd.	49,000		73,086
Integra Group unit	32,000		512,000
KWG Property Holding Ltd.	48,500		91,364
Lee & Man Paper Manufacturing Ltd.	512,200		2,048,976
NagaCorp Ltd.	582,000		170,602
Neo-Neon Holdings Ltd.	87,500		103,083
NetDragon WebSoft, Inc. (a)	77,000		130,944
Niger Uranium Ltd.	4,680		3,503
TOTAL CAYMAN ISLANDS			8,702,725
Chile - 0.3%
Lan Airlines SA sponsored ADR	91,800		1,527,552
China - 5.1%
Angang Steel Co. Ltd. (H Shares)	225,000		828,408
Anhui Conch Cement Co. Ltd. (H Shares)	166,000		1,657,988
China Coal Energy Co. Ltd. (H Shares)	1,168,300		3,964,094
China Construction Bank Corp. (H Shares)	5,484,000		6,234,486
China Gas Holdings Ltd.	1,314,000		629,783
China Hongxing Sports Ltd.	330,000		295,922
China Molybdenum Co. Ltd. (H Shares)	83,000		217,662
Digital China Holdings Ltd. (H Shares)	274,000		180,960
First Tractor Co. Ltd. (H Shares) (a)	736,500		466,608
Golden Eagle Retail Group Ltd. (H Shares)	355,000		368,835
Guangzhou R&F Properties Co. Ltd. (H Shares)	566,400		2,981,905
Home Inns & Hotels Management, Inc. ADR (d)	500		22,015
Industrial & Commercial Bank of China	2,146,000		2,049,646
Parkson Retail Group Ltd.	64,500		736,141
Common Stocks - continued
	Shares		Value
China - continued
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	372,000		$ 5,207,160
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	222,000		494,498
Shenzhen Expressway Co. Ltd. (H Shares)	374,000		388,830
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990		409,782
TOTAL CHINA			27,134,723
Colombia - 0.3%
Almacenes Exito SA unit (e)	22,100		170,694
BanColombia SA sponsored ADR	42,900		1,576,575
TOTAL COLOMBIA			1,747,269
Croatia - 0.1%
T-Hrvatske Telekom ADR (a)(e)	4,400		316,800
Cyprus - 0.4%
Mirland Development Corp. PLC	68,900		848,020
Urals Energy Public Co. Ltd. (a)	69,500		404,583
XXI Century Investments Public Ltd. (a)(d)	30,500		1,066,891
TOTAL CYPRUS			2,319,494
Czech Republic - 0.7%
Ceske Energeticke Zavody AS	52,700		3,809,331
Egypt - 1.1%
Commercial International Bank Ltd. sponsored GDR	88,500		1,225,725
Eastern Tobacco Co.	8,000		610,421
Egyptian Co. for Mobile Services (MobiNil)	11,360		401,486
Orascom Construction Industries SAE:
GDR	11,444		2,099,974
GDR (e)	400		73,400
Orascom Hotels & Development (OHD) (a)	96,336		1,248,221
TOTAL EGYPT			5,659,227
Estonia - 0.0%
Olympic Entertainment Group AS	18,200		139,224
Finland - 0.0%
Rakentajain Konevuokraamo Oyj (B Shares)	5,500		205,585
Georgia - 0.1%
Bank of Georgia:
ADR (a)(e)	5,000		165,000
unit (a)	17,800		587,400
TOTAL GEORGIA			752,400
Common Stocks - continued
	Shares		Value
Hong Kong - 6.8%
China Mobile (Hong Kong) Ltd.	931,700		$ 19,319,730
China Overseas Land & Investment Ltd.	586,000		1,402,633
China Overseas Land & Investment Ltd. warrants 8/27/08 (a)	14,666		12,205
China Resources Power Holdings Co. Ltd.	529,700		1,981,535
China Seven Star Shopping Ltd. (a)	890,000		47,361
CNOOC Ltd.	2,677,000		5,795,437
CNOOC Ltd. sponsored ADR (d)	6,000		1,298,940
CNPC (Hong Kong) Ltd.	3,261,000		2,659,060
Fosun International Ltd.	116,500		157,531
Kerry Properties Ltd.	178,500		1,552,613
REXCAPITAL Financial Holdings Ltd. (a)	5,220,000		1,086,032
Shanghai Industrial Holdings Ltd. (H Shares)	214,000		1,262,463
TOTAL HONG KONG			36,575,540
Hungary - 0.1%
OTP Bank Ltd. unit	3,900		423,150
India - 6.5%
Bank of India	145,000		1,333,231
Bharat Heavy Electricals Ltd.	21,418		1,433,609
Bharti Airtel Ltd. (a)	90,875		2,347,781
Blue Star Ltd.	54,795		545,212
Cairn India Ltd.	199,506		1,063,363
Federal Bank Ltd.	14,399		144,762
Federal Bank Ltd.:
GDR	11,701		116,029
GDR (e)	9,000		89,245
HCL Technologies Ltd.	144,919		1,176,584
Hindustan Zinc Ltd.	8,048		187,424
ICSA (India) Ltd.	19,575		182,982
Indiabulls Real Estate Ltd. sponsored GDR (a)	51,448		841,175
Indian Overseas Bank	207,101		752,439
IVRCL Infrastructures & Projects Ltd.	73,174		952,961
Jaiprakash Associates Ltd.	43,720		1,641,101
Jindal Saw Ltd.	10,307		208,580
JSW Steel Ltd.	21,812		536,844
Kalpataru Power Transmission Ltd.	4,803		218,488
LANCO Infratech Ltd.	92,521		1,073,078
Larsen & Toubro Ltd.	24,681		2,698,475
Pantaloon Retail India Ltd.	35,450		664,814
Punjab National Bank	41,893		664,719
Reliance Industries Ltd.	107,800		7,694,778
Rolta India Ltd.	121,081		2,161,822
Common Stocks - continued
	Shares		Value
India - continued
Rolta India Ltd. sponsored GDR (e)	8,800		$ 132,000
Sintex Industries Ltd.	55,441		653,724
Sobha Developers Ltd.	7,184		175,468
State Bank of India	27,749		1,741,104
Steel Authority of India Ltd.	279,585		1,875,516
Tata Power Co. Ltd.	36,835		1,150,922
United Phosphorous Ltd.	23,000		212,324
TOTAL INDIA			34,670,554
Indonesia - 3.1%
PT Astra Agro Lestari Tbk	619,500		1,557,731
PT Bakrie & Brothers Tbk (a)	31,742,500		1,124,602
PT Bank Mandiri Persero Tbk	4,190,000		1,775,145
PT Bank Niaga Tbk	7,737,500		745,490
PT Bank Rakyat Indonesia Tbk	1,343,500		1,165,447
PT Bumi Resources Tbk	7,471,000		4,023,412
PT Indocement Tunggal Prakarsa Tbk	484,500		443,004
PT International Nickel Indonesia Tbk	179,000		1,804,837
PT Medco Energi International Tbk	1,756,000		920,324
PT Perusahaan Gas Negara Tbk Series B	1,599,000		2,505,910
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	746,000		800,798
TOTAL INDONESIA			16,866,700
Ireland - 0.1%
Dragon Oil plc (a)	75,515		490,231
Israel - 1.1%
Bank Hapoalim BM (Reg.)	326,628		1,797,156
First International Bank of Israel (a)	76,693		203,713
Israel Chemicals Ltd.	268,500		2,954,655
Ormat Industries Ltd.	41,500		679,349
Orpak Systems Ltd.	19,400		68,567
Queenco Leisure International Ltd. GDR (a)	12,300		215,625
Saifun Semiconductors Ltd. (a)	14,150		143,340
TOTAL ISRAEL			6,062,405
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan:
GDR (e)	25,900		478,114
unit	17,590		324,711
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	67,500		1,822,500
TOTAL KAZAKHSTAN			2,625,325
Common Stocks - continued
	Shares		Value
Korea (South) - 13.5%
Asia Cement Co. Ltd.	6,175		$ 496,525
CJ CheilJedang Corp. (a)	2,596		860,433
CJ Corp.	5,121		573,310
Daegu Bank Co. Ltd.	19,010		336,962
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	47,000		2,985,702
Doosan Co. Ltd. (a)	11,031		3,244,173
GS Engineering & Construction Corp.	18,210		3,858,418
Hanil Cement Co. Ltd.	1,520		164,397
Hanjin Heavy Industries & Consolidated Co. Ltd. (a)	18,279		2,003,262
Hanjin Heavy Industries & Construction Holdings	6,760		433,636
Hyundai Engineering & Construction Co. Ltd. (a)	21,955		2,248,261
Hyundai Mipo Dockyard Co. Ltd.	6,351		2,822,085
Hyundai Steel Co.	14,610		1,457,060
Industrial Bank of Korea	56,390		1,156,211
Korean Air Lines Co. Ltd.	7,700		677,261
Kyeryong Construction Industrial Co. Ltd.	17,170		807,006
LG Household & Health Care Ltd.	10,040		2,238,472
LG Petrochemical Co. Ltd.	11,390		679,478
Macquarie Korea Infrastructure Fund GDR	83,400		577,962
MegaStudy Co. Ltd.	7,904		2,916,942
NHN Corp. (a)	13,980		4,495,663
Osstem Implant Co. Ltd.	8,700		404,058
POSCO	11,330		8,263,138
Samsung Corp.	23,000		2,128,861
Samsung Electronics Co. Ltd.	14,941		9,213,615
Samsung Fire & Marine Insurance Co. Ltd.	7,200		2,003,258
Samsung Heavy Industries Ltd.	48,360		2,919,969
Samwhan Corp.	18,370		615,754
Shinhan Financial Group Co. Ltd.	62,100		4,066,619
SK Chemicals Co. Ltd.	9,013		898,656
SK Energy Co. Ltd.	17,304		3,977,269
Taewoong Co. Ltd.	12,228		1,747,622
Woori Investment & Securities Co. Ltd.	35,050		1,080,611
TOTAL KOREA (SOUTH)			72,352,649
Lebanon - 0.0%
Solidere GDR	14,600		266,012
Luxembourg - 0.5%
Evraz Group SA GDR	32,600		2,461,300
Malaysia - 1.6%
Bandar Raya Developments BHD	219,700		207,397
DiGi.com Bhd	102,200		769,778
Common Stocks - continued
	Shares		Value
Malaysia - continued
Gamuda Bhd	397,000		$ 547,378
Genting Bhd	505,000		1,256,950
IJM Corp. Bhd	160,000		420,304
KNM Group Bhd	663,400		1,174,256
Lion Diversified Holdings Bhd	148,300		106,181
Parkson Holdings Bhd	192,790		556,236
Public Bank BHD	552,000		1,846,610
Steppe Cement Ltd. (a)	114,600		607,561
UEM World BHD	381,900		499,329
Zelan Bhd	204,000		370,380
TOTAL MALAYSIA			8,362,360
Mauritius - 0.1%
Golden Agri-Resources Ltd.	464,000		567,997
Mexico - 3.8%
Alsea SAB de CV	318,900		475,068
America Movil SAB de CV Series L sponsored ADR	155,200		10,148,528
Banco Compartamos SA de CV	131,800		680,032
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	5,200		145,496
Fomento Economico Mexicano SA de CV sponsored ADR	70,200		2,499,822
Grupo Aeroportuario Norte Sab de CV ADR	38,900		1,187,617
Grupo Financiero Banorte SA de CV Series O	112,900		530,619
Grupo Mexico SA de CV Series B	343,768		3,128,154
Urbi, Desarrollos Urbanos, SA de CV (a)	369,000		1,425,834
TOTAL MEXICO			20,221,170
Netherlands - 0.3%
A&D Pharma Holdings NV (Reg. S) unit	4,200		103,444
AmRest Holdings NV (a)	6,500		345,887
X5 Retail Group NV unit (a)	30,300		1,090,800
TOTAL NETHERLANDS			1,540,131
Nigeria - 0.1%
Guaranty Trust Bank PLC sponsored GDR (a)(e)	31,600		356,448
Oman - 0.3%
BankMuscat SAOG sponsored:
GDR (e)	7,562		120,992
GDR	84,270		1,348,320
TOTAL OMAN			1,469,312
Common Stocks - continued
	Shares		Value
Pakistan - 0.1%
MCB Bank Ltd. (a)	22,195		$ 138,892
MCB Bank Ltd.	5,000		120,050
MCB Bank Ltd. unit (e)	11,385		273,354
TOTAL PAKISTAN			532,296
Panama - 0.0%
Intergroup Financial Services Corp. (e)	16,076		281,330
Philippines - 0.8%
Alliance Global Group, Inc. (a)	1,523,000		189,389
Ayala Corp.	52,080		743,572
GMA Networks, Inc. unit	569,000		112,686
International Container Terminal Services, Inc.	383,000		366,022
Megaworld Corp.	5,711,000		578,662
PNOC Energy Development Corp.	3,911,000		684,481
Robinsons Land Corp.	1,238,000		591,560
Security Bank Corp.	192,000		347,081
SM Investments Corp.	101,094		884,645
TOTAL PHILIPPINES			4,498,098
Poland - 0.5%
Bank Handlowy w Warszawie SA	21,015		974,609
Globe Trade Centre SA (a)	54,800		1,128,316
PBG SA (a)	2,574		349,889
Polimex Mostostal SA	50,000		207,896
Vistula & Wolczanka SA (a)	1,010		6,057
TOTAL POLAND			2,666,767
Romania - 0.0%
Banca Transilvania SA	346,580		136,455
Russia - 10.6%
JSC Chelyabinsk Zinc Plant (a)	7,300		102,200
JSC MMC 'Norilsk Nickel' sponsored ADR	19,800		6,237,000
Lukoil Oil Co. sponsored ADR	19,363		1,778,492
Magnitogorsk Iron & Steel Works	310,300		403,390
Mechel Steel Group OAO sponsored ADR (d)	32,500		2,734,875
Mobile TeleSystems OJSC sponsored ADR	72,800		6,042,400
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	22,500		927,900
OAO Gazprom sponsored ADR	376,370		18,912,593
OAO Raspadskaya	50,000		255,500
OAO TatNeft unit	16,450		2,052,138
OAO TMK (a)	87,500		984,375
OAO TMK unit	19,000		845,310
Common Stocks - continued
	Shares		Value
Russia - continued
Open Investments (a)	1,588		$ 438,288
Rosinter Restaurants Holding	5,000		280,000
Sberbank (Savings Bank of the Russian Federation) (a)	769,000		3,306,700
Sberbank (Savings Bank of the Russian Federation) GDR	7,300		3,696,396
Sistema-Hals JSC	1,500		292,500
Sistema-Hals JSC unit (a)	10,000		97,500
Surgutneftegaz JSC sponsored ADR	5,444		376,725
Uralkali JSC (a)	132,300		661,500
Uralkali JSC unit (a)	18,400		461,840
Vimpel Communications sponsored ADR	110,400		3,650,928
VSMPO-Avisma Corp. (a)	1,000		317,000
Wimm-Bill-Dann Foods OJSC sponsored ADR	14,900		1,784,275
TOTAL RUSSIA			56,639,825
Singapore - 0.7%
Keppel Corp. Ltd.	101,200		1,040,248
Olam International Ltd.	266,000		649,570
Sino-Environment Technology Group Ltd. (a)	198,000		458,410
Straits Asia Resources Ltd.	494,000		915,110
Yangzijiang Shipbuilding Holdings Ltd.	314,000		559,181
TOTAL SINGAPORE			3,622,519
South Africa - 6.2%
African Bank Investments Ltd.	291,247		1,617,790
African Rainbow Minerals Ltd.	32,686		754,408
Anglo Platinum Ltd.	8,512		1,460,360
Aspen Pharmacare Holdings Ltd.	182,800		1,067,435
Bell Equipment Ltd.	29,836		238,725
Bidvest Group Ltd.	108,700		2,281,379
Exxaro Resources Ltd.	46,900		758,526
FirstRand Ltd.	900,273		3,560,089
Illovo Sugar Ltd.	110,157		389,846
Impala Platinum Holdings Ltd.	134,464		5,048,348
JSE Ltd.	5,700		75,866
Kumba Iron Ore Ltd.	48,400		1,891,614
Mr. Price Group Ltd.	167,100		678,788
MTN Group Ltd.	283,532		5,507,911
Murray & Roberts Holdings Ltd.	227,661		3,485,501
Nedbank Group Ltd.	102,474		2,246,891
Raubex Group Ltd.	200,228		1,102,964
Shoprite Holdings Ltd.	164,382		1,024,384
TOTAL SOUTH AFRICA			33,190,825
Common Stocks - continued
	Shares		Value
Taiwan - 6.5%
AU Optronics Corp.	978,000		$ 2,083,099
AU Optronics Corp. sponsored ADR	73,457		1,596,221
China Steel Corp.	2,307,920		3,248,685
Chung Hwa Pulp Corp.	1,611,000		1,111,463
Delta Electronics, Inc.	522,427		2,096,481
Everlight Electronics Co. Ltd.	44,286		193,439
Feng Tay Enterprise Co. Ltd.	291,840		251,345
Formosa Chemicals & Fibre Corp.	664,000		1,783,238
Foxconn Technology Co. Ltd.	109,455		1,317,717
Gemtek Technology Corp.	93,927		211,368
Greatek Electronics, Inc.	482,840		755,672
Hon Hai Precision Industry Co. Ltd. (Foxconn)	953,014		7,236,964
Innolux Display Corp.	487,553		2,257,538
MediaTek, Inc.	226,550		4,426,799
Shin Kong Financial Holding Co. Ltd.	1,681,545		1,557,226
Siliconware Precision Industries Co. Ltd.	1,391,267		2,933,278
Taiwan Cement Corp.	780,740		1,330,355
Taiwan Semiconductor Manufacturing Co. Ltd.	251,220		494,763
TOTAL TAIWAN			34,885,651
Thailand - 1.0%
Mermaid Maritime PLC	43,000		56,767
Minor International PCL (For. Reg.)	1,811,504		948,794
PTT Public Co. Ltd. (For. Reg.)	298,000		3,647,727
Total Access Communication PCL (a)	123,000		147,600
Total Access Communication PCL unit (a)	262,200		316,322
TOTAL THAILAND			5,117,210
Turkey - 2.9%
Aksigorta AS	105,015		774,520
Anadolu Efes Biracilik ve Malt Sanyii AS	130,646		1,590,989
Asya Katilim Bankasi AS (a)	246,000		2,088,590
Atakule Gayrimenkul Yatirim Ortakligi AS	109,000		214,999
Bagfas Bandirma Gubre Fabrikalari AS	14,609		701,603
Enka Insaat ve Sanayi AS	156,940		2,449,559
Tofas Turk Otomobil Fabrikasi AS	233,000		1,228,892
Tupras-Turkiye Petrol Rafinerileri AS	87,200		2,467,819
Turk Hava Yollari AO (a)	24,000		170,833
Turkiye Garanti Bankasi AS	403,375		3,701,482
TOTAL TURKEY			15,389,286
United Kingdom - 0.6%
Aricom Plc (a)	521,300		831,823
Common Stocks - continued
	Shares		Value
United Kingdom - continued
Aricom Plc warrants 6/5/10 (a)(f)	12,700		$ 8,462
Gafisa SA warrants (Deutsche Bank Warrant Program) 12/17/07 (a)	13,700		244,271
Hirco PLC	21,000		164,598
Imperial Energy PLC (a)	23,300		666,560
Sibir Energy PLC	97,355		1,100,076
TOTAL UNITED KINGDOM			3,015,790
United States of America - 1.1%
BMB Munai, Inc. (a)	44,763		261,864
Central European Distribution Corp. (a)	14,600		776,428
CTC Media, Inc. (a)	42,696		1,071,243
Golden Telecom, Inc. (d)	24,000		2,482,800
NII Holdings, Inc. (a)	19,000		1,102,000
Pricesmart, Inc.	15,370		437,123
TOTAL UNITED STATES OF AMERICA			6,131,458
Vietnam - 0.1%
Luks Group (Vietnam Holdings) Co. Ltd.	290,000		384,540
TOTAL COMMON STOCKS (Cost $333,816,905)		519,176,309
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.0%
Samsung Electronics Co. Ltd.	320		152,422
South Africa - 0.1%
Allied Electronics Corp. Ltd.	45,500		329,051
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $407,568)		481,473
Investment Companies - 0.2%

Romania - 0.2%
SIF 1 Banat-Crisana Arad Fund	190,100		295,248
SIF 3 Transilvania Brasov Fund	583,700		606,910
SIF 4 Muntenia Bucuresti Fund	164,900		179,348
SIF 5 Oltenia Craiova Fund	72,400		136,384
TOTAL INVESTMENT COMPANIES (Cost $949,813)		1,217,890
Convertible Bonds - 0.0%
	Principal Amount		Value
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13 (f) (Cost $34,686)	BRL	555	$ 41,703
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	10,983,296		10,983,296
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	5,758,300		5,758,300
TOTAL MONEY MARKET FUNDS (Cost $16,741,596)		16,741,596
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $351,950,568)			537,658,971
NET OTHER ASSETS - (0.2)%			(933,573)
NET ASSETS - 100%		$ 536,725,398
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,230,256 or 0.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $50,165 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aricom Plc warrants 6/5/10	5/11/07	$ 0
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/22/07	$ 34,686
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 398,567
Fidelity Securities Lending Cash Central Fund	22,006
Total	$ 420,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $5,779,220) - See accompanying schedule: Unaffiliated issuers (cost $335,208,972)	$ 520,917,375
Fidelity Central Funds (cost $16,741,596)	16,741,596
Total Investments (cost $351,950,568)		$ 537,658,971
Foreign currency held at value (cost $199)		199
Receivable for investments sold		2,522,436
Receivable for fund shares sold		11,055,980
Dividends receivable		592,467
Distributions receivable from Fidelity Central Funds		72,052
Other receivables		81,368
Total assets		551,983,473

Liabilities
Payable for investments purchased	$ 6,897,916
Payable for fund shares redeemed	835,640
Accrued management fee	350,538
Distribution fees payable	192,323
Other affiliated payables	112,439
Other payables and accrued expenses	1,110,919
Collateral on securities loaned, at value	5,758,300
Total liabilities		15,258,075

Net Assets		$ 536,725,398
Net Assets consist of:
Paid in capital		$ 339,750,852
Undistributed net investment income		147,275
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,095,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		184,731,889
Net Assets		$ 536,725,398

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($218,835,538 ÷ 6,681,035 shares)	$ 32.75

Maximum offering price per share (100/94.25 of $32.75)	$ 34.75
Class T: Net Asset Value and redemption price per share ($119,951,833 ÷ 3,688,704 shares)	$ 32.52

Maximum offering price per share (100/96.50 of $32.52)	$ 33.70
Class B: Net Asset Value and offering price per share ($41,041,859 ÷ 1,281,158 shares)A	$ 32.03

Class C: Net Asset Value and offering price per share ($104,885,033 ÷ 3,273,998 shares)A	$ 32.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,011,135 ÷ 1,575,101 shares)	$ 33.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 5,671,744
Income from Fidelity Central Funds		420,573
		6,092,317
Less foreign taxes withheld		(552,834)
Total income		5,539,483

Expenses
Management fee	$ 2,344,500
Transfer agent fees	863,842
Distribution fees	1,508,122
Accounting and security lending fees	151,503
Custodian fees and expenses	384,982
Independent trustees' compensation	904
Registration fees	90,634
Audit	79,139
Legal	10,319
Miscellaneous	(604)
Total expenses before reductions	5,433,341
Expense reductions	(177,082)	5,256,259
Net investment income (loss)		283,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $94,875)	14,316,867
Foreign currency transactions	(13,978)
Total net realized gain (loss)		14,302,889
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $852,046)	159,290,703
Assets and liabilities in foreign currencies	11,888
Total change in net unrealized appreciation (depreciation)		159,302,591
Net gain (loss)		173,605,480
Net increase (decrease) in net assets resulting from operations		$ 173,888,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 283,224	$ 236,971
Net realized gain (loss)	14,302,889	(2,203,739)
Change in net unrealized appreciation (depreciation)	159,302,591	21,734,068
Net increase (decrease) in net assets resulting from operations	173,888,704	19,767,300
Distributions to shareholders from net investment income	(135,949)	(233,810)
Share transactions - net increase (decrease)	182,659,550	131,636,302
Redemption fees	114,351	113,753
Total increase (decrease) in net assets	356,526,656	151,283,545

Net Assets
Beginning of period	180,198,742	28,915,197
End of period (including undistributed net investment income of $147,275 and undistributed net investment income of $0, respectively)	$ 536,725,398	$ 180,198,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.09	.12	.02
Net realized and unrealized gain (loss)	13.46	5.47	3.75	(.16)
Total from investment operations	13.55	5.56	3.87	(.14)
Distributions from net investment income	(.03)	(.11)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Total Return B,C,D	70.63%	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.59%	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.59%	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.54%	1.49%	1.52%	1.91% A
Net investment income (loss)	.36%	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 218,836	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.10	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.05	.09	-J
Net realized and unrealized gain (loss)	13.38	5.43	3.73	(.15)
Total from investment operations	13.41	5.48	3.82	(.15)
Distributions from net investment income	-	(.09)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Total Return B,C,D	70.26%	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.86%	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.85%	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.79%	1.74%	1.77%	2.16% A
Net investment income (loss)	.11%	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,952	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	13.20	5.40	3.72	(.15)
Total from investment operations	13.11	5.36	3.74	(.18)
Distributions from net investment income	-	(.05)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Total Return B,C,D	69.38%	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.37%	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.24%	2.27%	2.67% A
Net investment income (loss)	(.39)%	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,042	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	13.21	5.39	3.73	(.15)
Total from investment operations	13.12	5.35	3.75	(.18)
Distributions from net investment income	-	(.05)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Total Return B,C,D	69.43%	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.34%	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.34%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.24%	2.28%	2.66% A
Net investment income (loss)	(.39)%	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,885	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.34	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.14	.03
Net realized and unrealized gain (loss)	13.55	5.49	3.76	(.15)
Total from investment operations	13.73	5.63	3.90	(.12)
Distributions from net investment income	(.06)	(.11)	-	-
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Total Return B,C	71.23%	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.25%	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.25%	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.19%	1.24%	1.30%	1.66% A
Net investment income (loss)	.71%	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,011	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where theex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 186,040,842
Unrealized depreciation	(3,284,458)
Net unrealized appreciation (depreciation)	182,756,384
Undistributed ordinary income	1,018,070
Undistributed long-term capital gain	12,313,925

Cost for federal income tax purposes	$ 354,902,587

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 135,949	$ 233,810

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $310,092,721 and $138,126,917, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 285,484	$ 45,204
Class T	.25%	.25%	338,336	8,780
Class B	.75%	.25%	258,308	193,731
Class C	.75%	.25%	625,994	253,879
			$ 1,508,122	$ 501,594

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% forClass B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 199,157
Class T	37,466
Class B*	46,149
Class C*	25,790
$ 308,562

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 342,142.30
Class T	210,942.31
Class B	82,727.32
Class C	187,331.30
Institutional Class	40,700.21
	$ 863,842

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $538 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,006.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser
Class T	1.85%	$ 7,631
Class B	2.35%	5,884
		$ 13,515

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160,943 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 257

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

Annual Report

Notes to Financial Statements - continued

10. Other - continued

enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as ofperiod-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 107,461	$ 108,159
Class T	-	59,424
Class B	-	22,167
Class C	-	28,948
Institutional Class	28,488	15,112
Total	$ 135,949	$ 233,810

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	4,642,561	3,827,132	$ 115,951,246	$ 68,553,729
Reinvestment of distributions	4,531	5,651	93,931	88,424
Shares redeemed	(1,516,681)	(981,504)	(35,427,581)	(17,267,219)
Net increase (decrease)	3,130,411	2,851,279	$ 80,617,596	$ 51,374,934
Class T
Shares sold	2,453,317	2,192,291	$ 60,760,054	$ 39,024,862
Reinvestment of distributions	-	3,478	-	54,093
Shares redeemed	(930,237)	(526,816)	(21,865,345)	(9,118,376)
Net increase (decrease)	1,523,080	1,668,953	$ 38,894,709	$ 29,960,579
Class B
Shares sold	569,930	896,679	$ 13,827,872	$ 15,771,361
Reinvestment of distributions	-	1,275	-	20,054
Shares redeemed	(273,651)	(281,038)	(6,330,619)	(4,902,600)
Net increase (decrease)	296,279	616,916	$ 7,497,253	$ 10,888,815
Class C
Shares sold	1,627,896	2,286,049	$ 39,785,213	$ 40,697,157
Reinvestment of distributions	-	1,544	-	24,240
Shares redeemed	(617,626)	(457,432)	(14,265,294)	(7,909,606)
Net increase (decrease)	1,010,270	1,830,161	$ 25,519,919	$ 32,811,791
Institutional Class
Shares sold	1,365,554	615,656	$ 36,368,938	$ 11,096,263
Reinvestment of distributions	877	676	18,267	10,642
Shares redeemed	(265,597)	(258,689)	(6,257,132)	(4,506,722)
Net increase (decrease)	1,100,834	357,643	$ 30,130,073	$ 6,600,183

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Emerging Markets. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Markets. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Emerging Markets. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Markets. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Emerging Markets. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisors Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$.02	$.785
Class T	12/10/07	12/07/07	$.00	$.743
Class B	12/10/07	12/07/07	$.00	$.700
Class C	12/10/07	2/07/07	$.00	$.700

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/06	$.084	$.056

Shareholder Notification:

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEM-UANN-1207
1.809005.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of FundA
Institutional Class A	71.23%	39.83%

A From March 29, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Emerging Markets Fund - Institutional Class on March 29, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Advisor Emerging Markets Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices. China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy. Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea - the index's biggest constituent with a weighting of about 16% on average during the period - was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

During the past year, the fund's Institutional Class shares returned 71.23%, beating the MSCI index. Effective stock selection and a modest underweighting in technology added the most value versus the index. Stock picking in telecommunication services and materials also helped. A weak U.S. dollar further bolstered our absolute performance. Geographically, stock picking in South Korea, Russia and India helped, along with underweighting Taiwan. China Coal Energy was a significant contributor, spurred by an attractive valuation to start the period, healthy demand and tight coal supplies. Russian steel producer Evraz Group - a Luxembourg-incorporated company - further aided performance. China Coal Energy and Evraz were out-of-benchmark positions. Not owning Indian technology services provider and index component Infosys Technologies also added value, as did underweighting Korea-based Kookmin Bank - later sold completely - and Taiwan Semiconductor Manufacturing. Conversely, underweighting the strong-performing Chinese market hurt performance, as did a modest cash position. Not owning index components China Life Insurance, Korean shipbuilder Hyundai Heavy Industries and energy producer Petrochina detracted. Russia-based, U.S.-listed television network operator CTC Media - an out-of-benchmark holding - was hurt by revenue concerns.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,411.00	$ 9.72
Hypothetical A	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 1,409.60	$ 11.24
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 1,405.40	$ 14.25
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 1,405.90	$ 14.25
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 1,414.10	$ 7.42
Hypothetical A	$ 1,000.00	$ 1,019.06	$ 6.21

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.22%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.6	2.0
OAO Gazprom sponsored ADR (Russia, Oil, Gas & Consumable Fuels)	3.5	3.1
Companhia Vale do Rio Doce (PN-A) sponsored ADR (Brazil, Metals & Mining)	3.4	2.7
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.2	2.6
America Movil SAB de CV Series L sponsored ADR (Mexico, Wireless Telecommunication Services)	1.9	3.0
	15.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.3	20.1
Materials	17.9	14.0
Energy	16.6	14.9
Industrials	13.0	10.5
Telecommunication Services	10.2	9.3
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	13.7	13.1
Korea (South)	13.5	15.9
Russia	10.6	10.8
Hong Kong	6.8	3.4
Taiwan	6.5	4.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks and Investment Companies 97.1%	Stocks and Investment Companies 98.9%
Short-Term Investments and Net Other Assets 2.9%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares		Value
Argentina - 0.3%
Banco Macro SA sponsored ADR	26,900		$ 743,785
Banco Patagonia SA unit	15,000		364,141
Pampa Holding SA (a)	161,800		144,738
Telecom Argentina SA Class B sponsored ADR (a)	17,000		408,170
TOTAL ARGENTINA			1,660,834
Austria - 0.6%
Raiffeisen International Bank Holding AG	11,974		1,979,399
voestalpine AG	13,600		1,223,007
TOTAL AUSTRIA			3,202,406
Bahrain - 0.1%
Gulf Finance House BSC unit (a)	29,100		720,225
Bermuda - 2.0%
Aquarius Platinum Ltd. (Australia)	43,300		1,707,355
CC Land Holdings Ltd.	486,000		963,566
Central European Media Enterprises Ltd. Class A (a)	16,900		1,939,275
China Grand Forestry Resources Group Ltd. (a)	2,276,000		808,858
Credicorp Ltd. (NY Shares)	15,600		1,159,548
Dufry South America Ltd. unit	34,818		1,016,506
Pacific Basin Shipping Ltd.	208,000		466,004
Samling Global Ltd.	2,207,000		758,435
Sinofert Holdings Ltd.	2,112,100		1,992,281
TOTAL BERMUDA			10,811,828
Brazil - 13.7%
All America Latina Logistica SA unit	114,600		1,814,947
B2W Companhia Global Do Varejo	23,600		1,274,054
Banco Bradesco SA:
(PN)	126,400		4,295,890
(PN) sponsored ADR	67,800		2,315,370
Banco Daycoval SA (PN)	53,600		632,010
Banco do Brasil SA	115,100		2,084,986
Banco Indusval SA (e)	18,432		269,539
Bovespa Holding SA (a)	11,000		209,497
Companhia Brasileira (a)(e)	622		330,755
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	12,200		392,596
Companhia de Concessoes Rodoviarias	53,100		976,308
Companhia de Saneamento de Minas Gerais	56,400		1,059,476
Companhia Vale do Rio Doce (PN-A) sponsored ADR	569,400		17,975,958
CSU Cardsystem SA sponsored ADR (a)(e)	3,000		38,755
Common Stocks - continued
	Shares		Value
Brazil - continued
Duratex SA (PN)	27,300		$ 913,471
Eternit SA	104,160		511,739
Gafisa SA:
ADR (a)(d)	21,700		773,822
warrants 12/28/07 (a)	32,000		570,560
GVT Holding SA	37,400		821,455
JBS SA	132,229		609,135
Localiza Rent a Car SA	122,700		1,453,166
Lojas Americanas SA (PN)	102,112		1,188,680
MRV Engenharia e Participacoes SA	21,400		445,168
Multiplan Empreendimentos Imobiliarios SA	35,100		512,674
Net Servicos de Comunicacao SA sponsored ADR (a)	103,766		1,668,557
Obrascon Huarte Lain Brasil SA	37,900		679,094
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	370,100		15,434,203
(PN) sponsored ADR (non-vtg.)	19,600		1,630,524
sponsored ADR	11,800		1,128,434
Satipel Industrial SA	14,100		105,785
Sul America SA unit	24,200		437,393
Tegma Gestao Logistica	31,400		539,032
Uniao de Bancos Brasileiros SA (Unibanco):
unit	115,500		1,827,865
GDR	26,600		4,203,864
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	48,700		3,819,492
Weg SA	30,900		469,724
TOTAL BRAZIL			73,413,978
British Virgin Islands - 0.0%
Titanium Resources Group Ltd. (a)	153,700		241,260
Bulgaria - 0.0%
Chimimport AD	4,615		57,668
Kaolin AD	3,000		43,465
MonBat AD (a)	4,000		96,411
TOTAL BULGARIA			197,544
Canada - 0.9%
Addax Petroleum, Inc.	7,900		346,137
Addax Petroleum, Inc. (a)(e)	4,700		205,930
Eastern Platinum Ltd. (a)	293,400		910,466
First Quantum Minerals Ltd.	12,800		1,378,555
Frontera Copper Corp. (a)	111,100		903,673
Common Stocks - continued
	Shares		Value
Canada - continued
JumpTV, Inc.	65,000		$ 130,799
Teck Cominco Ltd. Class B (sub. vtg.)	3,303		165,500
Uranium One, Inc. (a)	19,300		214,422
Uranium One, Inc. (South Africa) (a)	49,418		555,088
TOTAL CANADA			4,810,570
Cayman Islands - 1.6%
Agile Property Holdings Ltd.	1,250,000		3,033,764
Alibaba.com Ltd. (a)	21,000		67,739
Bosideng International Holdings Ltd.	202,000		86,530
Chaoda Modern Agriculture (Holdings) Ltd.	2,217,500		2,023,760
China Aoyuan Property Group Ltd.	45,000		38,727
China Dongxiang Group Co. Ltd.	70,000		53,559
CNinsure, Inc. ADR (a)	2,200		55,638
E-House China Holdings Ltd. ADR sponsored ADR	5,900		209,450
Hidili Industry International Development Ltd.	49,000		73,086
Integra Group unit	32,000		512,000
KWG Property Holding Ltd.	48,500		91,364
Lee & Man Paper Manufacturing Ltd.	512,200		2,048,976
NagaCorp Ltd.	582,000		170,602
Neo-Neon Holdings Ltd.	87,500		103,083
NetDragon WebSoft, Inc. (a)	77,000		130,944
Niger Uranium Ltd.	4,680		3,503
TOTAL CAYMAN ISLANDS			8,702,725
Chile - 0.3%
Lan Airlines SA sponsored ADR	91,800		1,527,552
China - 5.1%
Angang Steel Co. Ltd. (H Shares)	225,000		828,408
Anhui Conch Cement Co. Ltd. (H Shares)	166,000		1,657,988
China Coal Energy Co. Ltd. (H Shares)	1,168,300		3,964,094
China Construction Bank Corp. (H Shares)	5,484,000		6,234,486
China Gas Holdings Ltd.	1,314,000		629,783
China Hongxing Sports Ltd.	330,000		295,922
China Molybdenum Co. Ltd. (H Shares)	83,000		217,662
Digital China Holdings Ltd. (H Shares)	274,000		180,960
First Tractor Co. Ltd. (H Shares) (a)	736,500		466,608
Golden Eagle Retail Group Ltd. (H Shares)	355,000		368,835
Guangzhou R&F Properties Co. Ltd. (H Shares)	566,400		2,981,905
Home Inns & Hotels Management, Inc. ADR (d)	500		22,015
Industrial & Commercial Bank of China	2,146,000		2,049,646
Parkson Retail Group Ltd.	64,500		736,141
Common Stocks - continued
	Shares		Value
China - continued
Ping An Insurance (Group) Co. of China, Ltd. (H Shares)	372,000		$ 5,207,160
Shandong Weigao Group Medical Polymer Co. Ltd. (H Shares)	222,000		494,498
Shenzhen Expressway Co. Ltd. (H Shares)	374,000		388,830
Yantai Changyu Pioneer Wine Co. (B Shares)	54,990		409,782
TOTAL CHINA			27,134,723
Colombia - 0.3%
Almacenes Exito SA unit (e)	22,100		170,694
BanColombia SA sponsored ADR	42,900		1,576,575
TOTAL COLOMBIA			1,747,269
Croatia - 0.1%
T-Hrvatske Telekom ADR (a)(e)	4,400		316,800
Cyprus - 0.4%
Mirland Development Corp. PLC	68,900		848,020
Urals Energy Public Co. Ltd. (a)	69,500		404,583
XXI Century Investments Public Ltd. (a)(d)	30,500		1,066,891
TOTAL CYPRUS			2,319,494
Czech Republic - 0.7%
Ceske Energeticke Zavody AS	52,700		3,809,331
Egypt - 1.1%
Commercial International Bank Ltd. sponsored GDR	88,500		1,225,725
Eastern Tobacco Co.	8,000		610,421
Egyptian Co. for Mobile Services (MobiNil)	11,360		401,486
Orascom Construction Industries SAE:
GDR	11,444		2,099,974
GDR (e)	400		73,400
Orascom Hotels & Development (OHD) (a)	96,336		1,248,221
TOTAL EGYPT			5,659,227
Estonia - 0.0%
Olympic Entertainment Group AS	18,200		139,224
Finland - 0.0%
Rakentajain Konevuokraamo Oyj (B Shares)	5,500		205,585
Georgia - 0.1%
Bank of Georgia:
ADR (a)(e)	5,000		165,000
unit (a)	17,800		587,400
TOTAL GEORGIA			752,400
Common Stocks - continued
	Shares		Value
Hong Kong - 6.8%
China Mobile (Hong Kong) Ltd.	931,700		$ 19,319,730
China Overseas Land & Investment Ltd.	586,000		1,402,633
China Overseas Land & Investment Ltd. warrants 8/27/08 (a)	14,666		12,205
China Resources Power Holdings Co. Ltd.	529,700		1,981,535
China Seven Star Shopping Ltd. (a)	890,000		47,361
CNOOC Ltd.	2,677,000		5,795,437
CNOOC Ltd. sponsored ADR (d)	6,000		1,298,940
CNPC (Hong Kong) Ltd.	3,261,000		2,659,060
Fosun International Ltd.	116,500		157,531
Kerry Properties Ltd.	178,500		1,552,613
REXCAPITAL Financial Holdings Ltd. (a)	5,220,000		1,086,032
Shanghai Industrial Holdings Ltd. (H Shares)	214,000		1,262,463
TOTAL HONG KONG			36,575,540
Hungary - 0.1%
OTP Bank Ltd. unit	3,900		423,150
India - 6.5%
Bank of India	145,000		1,333,231
Bharat Heavy Electricals Ltd.	21,418		1,433,609
Bharti Airtel Ltd. (a)	90,875		2,347,781
Blue Star Ltd.	54,795		545,212
Cairn India Ltd.	199,506		1,063,363
Federal Bank Ltd.	14,399		144,762
Federal Bank Ltd.:
GDR	11,701		116,029
GDR (e)	9,000		89,245
HCL Technologies Ltd.	144,919		1,176,584
Hindustan Zinc Ltd.	8,048		187,424
ICSA (India) Ltd.	19,575		182,982
Indiabulls Real Estate Ltd. sponsored GDR (a)	51,448		841,175
Indian Overseas Bank	207,101		752,439
IVRCL Infrastructures & Projects Ltd.	73,174		952,961
Jaiprakash Associates Ltd.	43,720		1,641,101
Jindal Saw Ltd.	10,307		208,580
JSW Steel Ltd.	21,812		536,844
Kalpataru Power Transmission Ltd.	4,803		218,488
LANCO Infratech Ltd.	92,521		1,073,078
Larsen & Toubro Ltd.	24,681		2,698,475
Pantaloon Retail India Ltd.	35,450		664,814
Punjab National Bank	41,893		664,719
Reliance Industries Ltd.	107,800		7,694,778
Rolta India Ltd.	121,081		2,161,822
Common Stocks - continued
	Shares		Value
India - continued
Rolta India Ltd. sponsored GDR (e)	8,800		$ 132,000
Sintex Industries Ltd.	55,441		653,724
Sobha Developers Ltd.	7,184		175,468
State Bank of India	27,749		1,741,104
Steel Authority of India Ltd.	279,585		1,875,516
Tata Power Co. Ltd.	36,835		1,150,922
United Phosphorous Ltd.	23,000		212,324
TOTAL INDIA			34,670,554
Indonesia - 3.1%
PT Astra Agro Lestari Tbk	619,500		1,557,731
PT Bakrie & Brothers Tbk (a)	31,742,500		1,124,602
PT Bank Mandiri Persero Tbk	4,190,000		1,775,145
PT Bank Niaga Tbk	7,737,500		745,490
PT Bank Rakyat Indonesia Tbk	1,343,500		1,165,447
PT Bumi Resources Tbk	7,471,000		4,023,412
PT Indocement Tunggal Prakarsa Tbk	484,500		443,004
PT International Nickel Indonesia Tbk	179,000		1,804,837
PT Medco Energi International Tbk	1,756,000		920,324
PT Perusahaan Gas Negara Tbk Series B	1,599,000		2,505,910
PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (a)	746,000		800,798
TOTAL INDONESIA			16,866,700
Ireland - 0.1%
Dragon Oil plc (a)	75,515		490,231
Israel - 1.1%
Bank Hapoalim BM (Reg.)	326,628		1,797,156
First International Bank of Israel (a)	76,693		203,713
Israel Chemicals Ltd.	268,500		2,954,655
Ormat Industries Ltd.	41,500		679,349
Orpak Systems Ltd.	19,400		68,567
Queenco Leisure International Ltd. GDR (a)	12,300		215,625
Saifun Semiconductors Ltd. (a)	14,150		143,340
TOTAL ISRAEL			6,062,405
Kazakhstan - 0.5%
JSC Halyk Bank of Kazakhstan:
GDR (e)	25,900		478,114
unit	17,590		324,711
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	67,500		1,822,500
TOTAL KAZAKHSTAN			2,625,325
Common Stocks - continued
	Shares		Value
Korea (South) - 13.5%
Asia Cement Co. Ltd.	6,175		$ 496,525
CJ CheilJedang Corp. (a)	2,596		860,433
CJ Corp.	5,121		573,310
Daegu Bank Co. Ltd.	19,010		336,962
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	47,000		2,985,702
Doosan Co. Ltd. (a)	11,031		3,244,173
GS Engineering & Construction Corp.	18,210		3,858,418
Hanil Cement Co. Ltd.	1,520		164,397
Hanjin Heavy Industries & Consolidated Co. Ltd. (a)	18,279		2,003,262
Hanjin Heavy Industries & Construction Holdings	6,760		433,636
Hyundai Engineering & Construction Co. Ltd. (a)	21,955		2,248,261
Hyundai Mipo Dockyard Co. Ltd.	6,351		2,822,085
Hyundai Steel Co.	14,610		1,457,060
Industrial Bank of Korea	56,390		1,156,211
Korean Air Lines Co. Ltd.	7,700		677,261
Kyeryong Construction Industrial Co. Ltd.	17,170		807,006
LG Household & Health Care Ltd.	10,040		2,238,472
LG Petrochemical Co. Ltd.	11,390		679,478
Macquarie Korea Infrastructure Fund GDR	83,400		577,962
MegaStudy Co. Ltd.	7,904		2,916,942
NHN Corp. (a)	13,980		4,495,663
Osstem Implant Co. Ltd.	8,700		404,058
POSCO	11,330		8,263,138
Samsung Corp.	23,000		2,128,861
Samsung Electronics Co. Ltd.	14,941		9,213,615
Samsung Fire & Marine Insurance Co. Ltd.	7,200		2,003,258
Samsung Heavy Industries Ltd.	48,360		2,919,969
Samwhan Corp.	18,370		615,754
Shinhan Financial Group Co. Ltd.	62,100		4,066,619
SK Chemicals Co. Ltd.	9,013		898,656
SK Energy Co. Ltd.	17,304		3,977,269
Taewoong Co. Ltd.	12,228		1,747,622
Woori Investment & Securities Co. Ltd.	35,050		1,080,611
TOTAL KOREA (SOUTH)			72,352,649
Lebanon - 0.0%
Solidere GDR	14,600		266,012
Luxembourg - 0.5%
Evraz Group SA GDR	32,600		2,461,300
Malaysia - 1.6%
Bandar Raya Developments BHD	219,700		207,397
DiGi.com Bhd	102,200		769,778
Common Stocks - continued
	Shares		Value
Malaysia - continued
Gamuda Bhd	397,000		$ 547,378
Genting Bhd	505,000		1,256,950
IJM Corp. Bhd	160,000		420,304
KNM Group Bhd	663,400		1,174,256
Lion Diversified Holdings Bhd	148,300		106,181
Parkson Holdings Bhd	192,790		556,236
Public Bank BHD	552,000		1,846,610
Steppe Cement Ltd. (a)	114,600		607,561
UEM World BHD	381,900		499,329
Zelan Bhd	204,000		370,380
TOTAL MALAYSIA			8,362,360
Mauritius - 0.1%
Golden Agri-Resources Ltd.	464,000		567,997
Mexico - 3.8%
Alsea SAB de CV	318,900		475,068
America Movil SAB de CV Series L sponsored ADR	155,200		10,148,528
Banco Compartamos SA de CV	131,800		680,032
Empresas ICA Sociedad Controladora SA de CV sponsored ADR (a)	5,200		145,496
Fomento Economico Mexicano SA de CV sponsored ADR	70,200		2,499,822
Grupo Aeroportuario Norte Sab de CV ADR	38,900		1,187,617
Grupo Financiero Banorte SA de CV Series O	112,900		530,619
Grupo Mexico SA de CV Series B	343,768		3,128,154
Urbi, Desarrollos Urbanos, SA de CV (a)	369,000		1,425,834
TOTAL MEXICO			20,221,170
Netherlands - 0.3%
A&D Pharma Holdings NV (Reg. S) unit	4,200		103,444
AmRest Holdings NV (a)	6,500		345,887
X5 Retail Group NV unit (a)	30,300		1,090,800
TOTAL NETHERLANDS			1,540,131
Nigeria - 0.1%
Guaranty Trust Bank PLC sponsored GDR (a)(e)	31,600		356,448
Oman - 0.3%
BankMuscat SAOG sponsored:
GDR (e)	7,562		120,992
GDR	84,270		1,348,320
TOTAL OMAN			1,469,312
Common Stocks - continued
	Shares		Value
Pakistan - 0.1%
MCB Bank Ltd. (a)	22,195		$ 138,892
MCB Bank Ltd.	5,000		120,050
MCB Bank Ltd. unit (e)	11,385		273,354
TOTAL PAKISTAN			532,296
Panama - 0.0%
Intergroup Financial Services Corp. (e)	16,076		281,330
Philippines - 0.8%
Alliance Global Group, Inc. (a)	1,523,000		189,389
Ayala Corp.	52,080		743,572
GMA Networks, Inc. unit	569,000		112,686
International Container Terminal Services, Inc.	383,000		366,022
Megaworld Corp.	5,711,000		578,662
PNOC Energy Development Corp.	3,911,000		684,481
Robinsons Land Corp.	1,238,000		591,560
Security Bank Corp.	192,000		347,081
SM Investments Corp.	101,094		884,645
TOTAL PHILIPPINES			4,498,098
Poland - 0.5%
Bank Handlowy w Warszawie SA	21,015		974,609
Globe Trade Centre SA (a)	54,800		1,128,316
PBG SA (a)	2,574		349,889
Polimex Mostostal SA	50,000		207,896
Vistula & Wolczanka SA (a)	1,010		6,057
TOTAL POLAND			2,666,767
Romania - 0.0%
Banca Transilvania SA	346,580		136,455
Russia - 10.6%
JSC Chelyabinsk Zinc Plant (a)	7,300		102,200
JSC MMC 'Norilsk Nickel' sponsored ADR	19,800		6,237,000
Lukoil Oil Co. sponsored ADR	19,363		1,778,492
Magnitogorsk Iron & Steel Works	310,300		403,390
Mechel Steel Group OAO sponsored ADR (d)	32,500		2,734,875
Mobile TeleSystems OJSC sponsored ADR	72,800		6,042,400
Novolipetsk Iron & Steel Corp. sponsored GDR (e)	22,500		927,900
OAO Gazprom sponsored ADR	376,370		18,912,593
OAO Raspadskaya	50,000		255,500
OAO TatNeft unit	16,450		2,052,138
OAO TMK (a)	87,500		984,375
OAO TMK unit	19,000		845,310
Common Stocks - continued
	Shares		Value
Russia - continued
Open Investments (a)	1,588		$ 438,288
Rosinter Restaurants Holding	5,000		280,000
Sberbank (Savings Bank of the Russian Federation) (a)	769,000		3,306,700
Sberbank (Savings Bank of the Russian Federation) GDR	7,300		3,696,396
Sistema-Hals JSC	1,500		292,500
Sistema-Hals JSC unit (a)	10,000		97,500
Surgutneftegaz JSC sponsored ADR	5,444		376,725
Uralkali JSC (a)	132,300		661,500
Uralkali JSC unit (a)	18,400		461,840
Vimpel Communications sponsored ADR	110,400		3,650,928
VSMPO-Avisma Corp. (a)	1,000		317,000
Wimm-Bill-Dann Foods OJSC sponsored ADR	14,900		1,784,275
TOTAL RUSSIA			56,639,825
Singapore - 0.7%
Keppel Corp. Ltd.	101,200		1,040,248
Olam International Ltd.	266,000		649,570
Sino-Environment Technology Group Ltd. (a)	198,000		458,410
Straits Asia Resources Ltd.	494,000		915,110
Yangzijiang Shipbuilding Holdings Ltd.	314,000		559,181
TOTAL SINGAPORE			3,622,519
South Africa - 6.2%
African Bank Investments Ltd.	291,247		1,617,790
African Rainbow Minerals Ltd.	32,686		754,408
Anglo Platinum Ltd.	8,512		1,460,360
Aspen Pharmacare Holdings Ltd.	182,800		1,067,435
Bell Equipment Ltd.	29,836		238,725
Bidvest Group Ltd.	108,700		2,281,379
Exxaro Resources Ltd.	46,900		758,526
FirstRand Ltd.	900,273		3,560,089
Illovo Sugar Ltd.	110,157		389,846
Impala Platinum Holdings Ltd.	134,464		5,048,348
JSE Ltd.	5,700		75,866
Kumba Iron Ore Ltd.	48,400		1,891,614
Mr. Price Group Ltd.	167,100		678,788
MTN Group Ltd.	283,532		5,507,911
Murray & Roberts Holdings Ltd.	227,661		3,485,501
Nedbank Group Ltd.	102,474		2,246,891
Raubex Group Ltd.	200,228		1,102,964
Shoprite Holdings Ltd.	164,382		1,024,384
TOTAL SOUTH AFRICA			33,190,825
Common Stocks - continued
	Shares		Value
Taiwan - 6.5%
AU Optronics Corp.	978,000		$ 2,083,099
AU Optronics Corp. sponsored ADR	73,457		1,596,221
China Steel Corp.	2,307,920		3,248,685
Chung Hwa Pulp Corp.	1,611,000		1,111,463
Delta Electronics, Inc.	522,427		2,096,481
Everlight Electronics Co. Ltd.	44,286		193,439
Feng Tay Enterprise Co. Ltd.	291,840		251,345
Formosa Chemicals & Fibre Corp.	664,000		1,783,238
Foxconn Technology Co. Ltd.	109,455		1,317,717
Gemtek Technology Corp.	93,927		211,368
Greatek Electronics, Inc.	482,840		755,672
Hon Hai Precision Industry Co. Ltd. (Foxconn)	953,014		7,236,964
Innolux Display Corp.	487,553		2,257,538
MediaTek, Inc.	226,550		4,426,799
Shin Kong Financial Holding Co. Ltd.	1,681,545		1,557,226
Siliconware Precision Industries Co. Ltd.	1,391,267		2,933,278
Taiwan Cement Corp.	780,740		1,330,355
Taiwan Semiconductor Manufacturing Co. Ltd.	251,220		494,763
TOTAL TAIWAN			34,885,651
Thailand - 1.0%
Mermaid Maritime PLC	43,000		56,767
Minor International PCL (For. Reg.)	1,811,504		948,794
PTT Public Co. Ltd. (For. Reg.)	298,000		3,647,727
Total Access Communication PCL (a)	123,000		147,600
Total Access Communication PCL unit (a)	262,200		316,322
TOTAL THAILAND			5,117,210
Turkey - 2.9%
Aksigorta AS	105,015		774,520
Anadolu Efes Biracilik ve Malt Sanyii AS	130,646		1,590,989
Asya Katilim Bankasi AS (a)	246,000		2,088,590
Atakule Gayrimenkul Yatirim Ortakligi AS	109,000		214,999
Bagfas Bandirma Gubre Fabrikalari AS	14,609		701,603
Enka Insaat ve Sanayi AS	156,940		2,449,559
Tofas Turk Otomobil Fabrikasi AS	233,000		1,228,892
Tupras-Turkiye Petrol Rafinerileri AS	87,200		2,467,819
Turk Hava Yollari AO (a)	24,000		170,833
Turkiye Garanti Bankasi AS	403,375		3,701,482
TOTAL TURKEY			15,389,286
United Kingdom - 0.6%
Aricom Plc (a)	521,300		831,823
Common Stocks - continued
	Shares		Value
United Kingdom - continued
Aricom Plc warrants 6/5/10 (a)(f)	12,700		$ 8,462
Gafisa SA warrants (Deutsche Bank Warrant Program) 12/17/07 (a)	13,700		244,271
Hirco PLC	21,000		164,598
Imperial Energy PLC (a)	23,300		666,560
Sibir Energy PLC	97,355		1,100,076
TOTAL UNITED KINGDOM			3,015,790
United States of America - 1.1%
BMB Munai, Inc. (a)	44,763		261,864
Central European Distribution Corp. (a)	14,600		776,428
CTC Media, Inc. (a)	42,696		1,071,243
Golden Telecom, Inc. (d)	24,000		2,482,800
NII Holdings, Inc. (a)	19,000		1,102,000
Pricesmart, Inc.	15,370		437,123
TOTAL UNITED STATES OF AMERICA			6,131,458
Vietnam - 0.1%
Luks Group (Vietnam Holdings) Co. Ltd.	290,000		384,540
TOTAL COMMON STOCKS (Cost $333,816,905)		519,176,309
Nonconvertible Preferred Stocks - 0.1%

Korea (South) - 0.0%
Samsung Electronics Co. Ltd.	320		152,422
South Africa - 0.1%
Allied Electronics Corp. Ltd.	45,500		329,051
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $407,568)		481,473
Investment Companies - 0.2%

Romania - 0.2%
SIF 1 Banat-Crisana Arad Fund	190,100		295,248
SIF 3 Transilvania Brasov Fund	583,700		606,910
SIF 4 Muntenia Bucuresti Fund	164,900		179,348
SIF 5 Oltenia Craiova Fund	72,400		136,384
TOTAL INVESTMENT COMPANIES (Cost $949,813)		1,217,890
Convertible Bonds - 0.0%
	Principal Amount		Value
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13 (f) (Cost $34,686)	BRL	555	$ 41,703
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	10,983,296		10,983,296
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	5,758,300		5,758,300
TOTAL MONEY MARKET FUNDS (Cost $16,741,596)		16,741,596
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $351,950,568)			537,658,971
NET OTHER ASSETS - (0.2)%			(933,573)
NET ASSETS - 100%		$ 536,725,398
Currency Abbreviations
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,230,256 or 0.8% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $50,165 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aricom Plc warrants 6/5/10	5/11/07	$ 0
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/22/07	$ 34,686
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 398,567
Fidelity Securities Lending Cash Central Fund	22,006
Total	$ 420,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value (including securities loaned of $5,779,220) - See accompanying schedule: Unaffiliated issuers (cost $335,208,972)	$ 520,917,375
Fidelity Central Funds (cost $16,741,596)	16,741,596
Total Investments (cost $351,950,568)		$ 537,658,971
Foreign currency held at value (cost $199)		199
Receivable for investments sold		2,522,436
Receivable for fund shares sold		11,055,980
Dividends receivable		592,467
Distributions receivable from Fidelity Central Funds		72,052
Other receivables		81,368
Total assets		551,983,473

Liabilities
Payable for investments purchased	$ 6,897,916
Payable for fund shares redeemed	835,640
Accrued management fee	350,538
Distribution fees payable	192,323
Other affiliated payables	112,439
Other payables and accrued expenses	1,110,919
Collateral on securities loaned, at value	5,758,300
Total liabilities		15,258,075

Net Assets		$ 536,725,398
Net Assets consist of:
Paid in capital		$ 339,750,852
Undistributed net investment income		147,275
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		12,095,382
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		184,731,889
Net Assets		$ 536,725,398

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($218,835,538 ÷ 6,681,035 shares)	$ 32.75

Maximum offering price per share (100/94.25 of $32.75)	$ 34.75
Class T: Net Asset Value and redemption price per share ($119,951,833 ÷ 3,688,704 shares)	$ 32.52

Maximum offering price per share (100/96.50 of $32.52)	$ 33.70
Class B: Net Asset Value and offering price per share ($41,041,859 ÷ 1,281,158 shares)A	$ 32.03

Class C: Net Asset Value and offering price per share ($104,885,033 ÷ 3,273,998 shares)A	$ 32.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($52,011,135 ÷ 1,575,101 shares)	$ 33.02

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 5,671,744
Income from Fidelity Central Funds		420,573
		6,092,317
Less foreign taxes withheld		(552,834)
Total income		5,539,483

Expenses
Management fee	$ 2,344,500
Transfer agent fees	863,842
Distribution fees	1,508,122
Accounting and security lending fees	151,503
Custodian fees and expenses	384,982
Independent trustees' compensation	904
Registration fees	90,634
Audit	79,139
Legal	10,319
Miscellaneous	(604)
Total expenses before reductions	5,433,341
Expense reductions	(177,082)	5,256,259
Net investment income (loss)		283,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $94,875)	14,316,867
Foreign currency transactions	(13,978)
Total net realized gain (loss)		14,302,889
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $852,046)	159,290,703
Assets and liabilities in foreign currencies	11,888
Total change in net unrealized appreciation (depreciation)		159,302,591
Net gain (loss)		173,605,480
Net increase (decrease) in net assets resulting from operations		$ 173,888,704

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 283,224	$ 236,971
Net realized gain (loss)	14,302,889	(2,203,739)
Change in net unrealized appreciation (depreciation)	159,302,591	21,734,068
Net increase (decrease) in net assets resulting from operations	173,888,704	19,767,300
Distributions to shareholders from net investment income	(135,949)	(233,810)
Share transactions - net increase (decrease)	182,659,550	131,636,302
Redemption fees	114,351	113,753
Total increase (decrease) in net assets	356,526,656	151,283,545

Net Assets
Beginning of period	180,198,742	28,915,197
End of period (including undistributed net investment income of $147,275 and undistributed net investment income of $0, respectively)	$ 536,725,398	$ 180,198,742

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.22	$ 13.75	$ 9.87	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.09	.12	.02
Net realized and unrealized gain (loss)	13.46	5.47	3.75	(.16)
Total from investment operations	13.55	5.56	3.87	(.14)
Distributions from net investment income	(.03)	(.11)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.75	$ 19.22	$ 13.75	$ 9.87
Total Return B,C,D	70.63%	40.75%	39.31%	(1.30)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.59%	1.84%	3.15%	10.75% A
Expenses net of fee waivers, if any	1.59%	1.60%	1.63%	2.00% A
Expenses net of all reductions	1.54%	1.49%	1.52%	1.91% A
Net investment income (loss)	.36%	.51%	.95%	.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 218,836	$ 68,232	$ 9,617	$ 1,178
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.10	$ 13.69	$ 9.86	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.05	.09	-J
Net realized and unrealized gain (loss)	13.38	5.43	3.73	(.15)
Total from investment operations	13.41	5.48	3.82	(.15)
Distributions from net investment income	-	(.09)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.52	$ 19.10	$ 13.69	$ 9.86
Total Return B,C,D	70.26%	40.32%	38.84%	(1.40)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.86%	2.12%	3.53%	11.13% A
Expenses net of fee waivers, if any	1.85%	1.85%	1.89%	2.25% A
Expenses net of all reductions	1.79%	1.74%	1.77%	2.16% A
Net investment income (loss)	.11%	.26%	.70%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 119,952	$ 41,369	$ 6,801	$ 889
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 13.58	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	13.20	5.40	3.72	(.15)
Total from investment operations	13.11	5.36	3.74	(.18)
Distributions from net investment income	-	(.05)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.03	$ 18.91	$ 13.58	$ 9.83
Total Return B,C,D	69.38%	39.67%	38.15%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.37%	2.66%	4.00%	11.49% A
Expenses net of fee waivers, if any	2.35%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.24%	2.27%	2.67% A
Net investment income (loss)	(.39)%	(.24)%	.20%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,042	$ 18,622	$ 4,997	$ 719
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004 H
Selected Per-Share Data
Net asset value, beginning of period	$ 18.91	$ 13.59	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.04)	.02	(.03)
Net realized and unrealized gain (loss)	13.21	5.39	3.73	(.15)
Total from investment operations	13.12	5.35	3.75	(.18)
Distributions from net investment income	-	(.05)	-	-
Redemption fees added to paid in capital E	.01	.02	.01	.01
Net asset value, end of period	$ 32.04	$ 18.91	$ 13.59	$ 9.83
Total Return B,C,D	69.43%	39.59%	38.25%	(1.70)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.34%	2.58%	4.09%	11.58% A
Expenses net of fee waivers, if any	2.34%	2.35%	2.39%	2.75% A
Expenses net of all reductions	2.29%	2.24%	2.28%	2.66% A
Net investment income (loss)	(.39)%	(.24)%	.19%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,885	$ 42,805	$ 5,890	$ 1,105
Portfolio turnover rate G	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period March 29, 2004 (commencement of operations) to October 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.34	$ 13.80	$ 9.89	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.18	.14	.14	.03
Net realized and unrealized gain (loss)	13.55	5.49	3.76	(.15)
Total from investment operations	13.73	5.63	3.90	(.12)
Distributions from net investment income	(.06)	(.11)	-	-
Redemption fees added to paid in capital D	.01	.02	.01	.01
Net asset value, end of period	$ 33.02	$ 19.34	$ 13.80	$ 9.89
Total Return B,C	71.23%	41.11%	39.53%	(1.10)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.25%	1.47%	3.05%	10.37% A
Expenses net of fee waivers, if any	1.25%	1.35%	1.41%	1.75% A
Expenses net of all reductions	1.19%	1.24%	1.30%	1.66% A
Net investment income (loss)	.71%	.75%	1.17%	.53% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,011	$ 9,172	$ 1,610	$ 529
Portfolio turnover rate F	48%	48%	54%	101% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 29, 2004 (commencement of operations) to October 31, 2004.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where theex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 186,040,842
Unrealized depreciation	(3,284,458)
Net unrealized appreciation (depreciation)	182,756,384
Undistributed ordinary income	1,018,070
Undistributed long-term capital gain	12,313,925

Cost for federal income tax purposes	$ 354,902,587

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 135,949	$ 233,810

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $310,092,721 and $138,126,917, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .80% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 285,484	$ 45,204
Class T	.25%	.25%	338,336	8,780
Class B	.75%	.25%	258,308	193,731
Class C	.75%	.25%	625,994	253,879
			$ 1,508,122	$ 501,594

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% forClass B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 199,157
Class T	37,466
Class B*	46,149
Class C*	25,790
$ 308,562

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 342,142.30
Class T	210,942.31
Class B	82,727.32
Class C	187,331.30
Institutional Class	40,700.21
	$ 863,842

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $41 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $538 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $22,006.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from Adviser
Class T	1.85%	$ 7,631
Class B	2.35%	5,884
		$ 13,515

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160,943 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 257

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

Annual Report

10. Other - continued

enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as ofperiod-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 107,461	$ 108,159
Class T	-	59,424
Class B	-	22,167
Class C	-	28,948
Institutional Class	28,488	15,112
Total	$ 135,949	$ 233,810

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	4,642,561	3,827,132	$ 115,951,246	$ 68,553,729
Reinvestment of distributions	4,531	5,651	93,931	88,424
Shares redeemed	(1,516,681)	(981,504)	(35,427,581)	(17,267,219)
Net increase (decrease)	3,130,411	2,851,279	$ 80,617,596	$ 51,374,934
Class T
Shares sold	2,453,317	2,192,291	$ 60,760,054	$ 39,024,862
Reinvestment of distributions	-	3,478	-	54,093
Shares redeemed	(930,237)	(526,816)	(21,865,345)	(9,118,376)
Net increase (decrease)	1,523,080	1,668,953	$ 38,894,709	$ 29,960,579
Class B
Shares sold	569,930	896,679	$ 13,827,872	$ 15,771,361
Reinvestment of distributions	-	1,275	-	20,054
Shares redeemed	(273,651)	(281,038)	(6,330,619)	(4,902,600)
Net increase (decrease)	296,279	616,916	$ 7,497,253	$ 10,888,815
Class C
Shares sold	1,627,896	2,286,049	$ 39,785,213	$ 40,697,157
Reinvestment of distributions	-	1,544	-	24,240
Shares redeemed	(617,626)	(457,432)	(14,265,294)	(7,909,606)
Net increase (decrease)	1,010,270	1,830,161	$ 25,519,919	$ 32,811,791
Institutional Class
Shares sold	1,365,554	615,656	$ 36,368,938	$ 11,096,263
Reinvestment of distributions	877	676	18,267	10,642
Shares redeemed	(265,597)	(258,689)	(6,257,132)	(4,506,722)
Net increase (decrease)	1,100,834	357,643	$ 30,130,073	$ 6,600,183

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period March 29, 2004 (commencement of operations) to October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period March 29, 2004 (commencement of operations) to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Emerging Markets. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Emerging Markets. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Emerging Markets. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Emerging Markets. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Emerging Markets. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Emerging Markets. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Emerging Markets. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Emerging Markets. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Emerging Markets. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Emerging Markets. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Emerging Markets. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Emerging Markets. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.090	$0.785

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $12,313,925, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/11/06	$0.117	$0.056

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Emerging Markets Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2006, the total returns of Institutional Class (Class I) and Class C of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively. The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for the period shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for the period shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board stated that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

FAEMI-UANN-1207
1.809006.103

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	7	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	21.73%	22.49%	9.40%
Class T (incl. 3.50% sales charge)	24.35%	22.78%	9.46%
Class B (incl. contingent deferred sales charge) B	23.29%	22.90%	9.48%
Class C (incl. contingent deferred sales charge) C	27.21%	23.02%	9.33%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Class T on December 31, 1998, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI Europe Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 29.16%, 28.86%, 28.29% and 28.21%, respectively (excluding sales charges), outpacing the 28.20% advance of the MSCI Europe index. Favorable stock picking was the primary driver of performance, but the fund also benefited from its big underweighting in the generally weak financials group. The best stock picks were in energy, consumer discretionary, industrials and health care, with such top contributors as Arcandor, the large German retailer; Actelion, an out-of-index Swiss biopharmaceuticals firm; and Royal Dutch Shell, the UK-listed oil giant, which I added during the period. The major drag on relative performance came from the materials sector, where not owning some of the index's top-performing stocks, such as BHP Billiton, the UK-listed mining giant, detracted. In addition, weakening business fundamentals at UK cable and telecommunications firm Virgin Media drove down the price of this U.S.-listed stock, making it the period's biggest detractor. Big positions in cash and sovereign bonds also hurt. Virgin Media was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,086.70	$ 7.89
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,085.80	$ 9.20
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,082.70	$ 11.81
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,083.00	$ 11.81
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,089.10	$ 5.95
HypotheticalA	$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.13%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	0.0
Vodafone Group PLC (United Kingdom, Telecommunications Services)	2.8	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.6	0.0
E.ON AG (Germany, Electric Utilities)	2.3	3.0
Nestle SA (Reg.) (Switzerland, Food Products)	2.2	2.9
	13.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	14.4
Industrials	10.6	7.2
Energy	10.4	5.3
Consumer Discretionary	9.9	17.4
Consumer Staples	9.6	8.9
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.8	13.6
Germany	19.3	12.1
France	15.4	17.1
Switzerland	12.9	11.0
Spain	4.8	0.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 97.5%	Stocks 85.5%
Bonds 0.0%	Bonds 5.2%
Short-Term Investments and Net Other Assets 2.5%	Short-Term Investments and Net Other Assets 9.3%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Argentina - 0.5%
Cresud S.A.C.I.F. y A. sponsored ADR	16,400	$ 404,752
Australia - 1.1%
CSL Ltd.	26,022	884,647
Austria - 0.7%
voestalpine AG	6,600	593,518
Belgium - 1.9%
Fortis	23,600	754,268
InBev SA	7,900	745,790
TOTAL BELGIUM		1,500,058
Bermuda - 1.2%
Aquarius Platinum Ltd. (United Kingdom)	8,000	306,535
SeaDrill Ltd. (a)	26,800	637,976
TOTAL BERMUDA		944,511
Cyprus - 1.2%
Bank of Cyprus Public Co. Ltd.	47,400	920,220
Finland - 2.3%
Metso Corp.	10,900	662,629
Nokia Corp. sponsored ADR	30,500	1,211,460
TOTAL FINLAND		1,874,089
France - 15.4%
Alcatel-Lucent SA sponsored ADR	45,200	437,988
Alstom SA	4,000	944,038
AXA SA	29,400	1,315,062
Bouygues SA	7,200	691,182
Cap Gemini SA	8,800	560,975
Eutelsat Communications	16,936	457,613
Groupe Danone	9,600	828,000
LVMH Moet Hennessy - Louis Vuitton	5,300	682,478
Pinault Printemps-Redoute SA	3,300	654,142
Remy Cointreau SA	6,100	468,839
Renault SA	3,600	604,497
Societe Generale Series A	6,700	1,128,950
Suez SA (France)	13,400	871,000
Total SA sponsored ADR	12,200	983,442
Veolia Environnement	9,450	844,060
Vinci SA	9,500	779,295
TOTAL FRANCE		12,251,561
Common Stocks - continued
	Shares	Value
Germany - 19.3%
Adidas-Salomon AG	10,100	$ 673,844
Allianz AG (Reg.)	5,100	1,152,600
Arcandor AG (a)	7,200	231,576
Bayer AG	12,534	1,032,802
Continental AG	4,200	635,209
DaimlerChrysler AG	8,200	903,230
Deutsche Boerse AG	5,300	836,204
E.ON AG	9,200	1,796,760
Hochtief AG	5,500	759,468
Lanxess AG	11,800	589,294
Linde AG	5,000	632,691
MAN AG	6,400	1,142,350
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	5,300	1,016,806
RWE AG	8,300	1,133,240
Siemens AG (Reg.)	10,700	1,459,159
SolarWorld AG	10,400	705,461
Wacker Chemie AG	2,700	663,043
TOTAL GERMANY		15,363,737
Greece - 2.1%
Bank of Piraeus	25,575	1,025,629
Cosmote Mobile Telecommunications SA	19,600	676,404
TOTAL GREECE		1,702,033
Ireland - 1.1%
Anglo Irish Bank Corp. PLC	24,900	418,471
CRH PLC	12,500	477,017
TOTAL IRELAND		895,488
Italy - 2.8%
IFIL Finanziaria di Partecipazioni SpA	8,264	94,215
Intesa Sanpaolo SpA	138,600	1,095,786
Prysmian SpA	2,600	74,701
Unicredito Italiano SpA	113,600	971,044
TOTAL ITALY		2,235,746
Luxembourg - 2.1%
Acergy SA	17,600	509,344
ArcelorMittal SA	15,000	1,203,953
TOTAL LUXEMBOURG		1,713,297
Netherlands - 1.9%
Koninklijke Ahold NV	32,760	493,038
Common Stocks - continued
	Shares	Value
Netherlands - continued
Nutreco Holding NV	8,017	$ 547,649
SBM Offshore NV	12,700	488,698
TOTAL NETHERLANDS		1,529,385
Norway - 2.2%
Marine Harvest ASA (a)	586,000	594,026
Petroleum Geo-Services ASA	23,800	700,717
Telenor ASA	18,600	436,480
TOTAL NORWAY		1,731,223
Spain - 4.8%
Banco Santander Central Hispano SA	42,600	925,783
Compania de Distribucion Integral Logista SA	5,100	397,891
Inditex SA	10,300	766,278
Telefonica SA sponsored ADR	17,400	1,730,430
TOTAL SPAIN		3,820,382
Sweden - 2.8%
Atlas Copco AB (A Shares)	35,000	585,284
H&M Hennes & Mauritz AB (B Shares)	12,300	818,871
Investor AB (B Shares)	18,300	452,190
SSAB Svenskt Stal AB (B Shares)	12,150	357,592
TOTAL SWEDEN		2,213,937
Switzerland - 12.9%
ABB Ltd. (Reg.)	44,492	1,338,255
Actelion Ltd. (Reg.) (a)	13,265	659,070
Credit Suisse Group (Reg.)	7,417	502,131
Julius Baer Holding AG (Bearer)	7,894	682,879
Lindt & Spruengli AG	20	761,461
Nestle SA (Reg.)	3,840	1,774,080
Pargesa Holding SA	4,021	457,886
Roche Holding AG (participation certificate)	12,204	2,085,664
Sonova Holding AG	6,291	706,061
Swiss Life Holding	2,975	821,894
UBS AG (Reg.)	9,090	488,042
TOTAL SWITZERLAND		10,277,423
United Kingdom - 20.8%
3i Group plc	21,975	495,705
Barclays PLC	18,800	238,995
BG Group PLC	65,900	1,215,856
BP PLC	68,600	891,686
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Burberry Group PLC	36,800	$ 470,531
GlaxoSmithKline PLC	24,000	615,000
Gyrus Group PLC (a)	60,700	539,498
HSBC Holdings PLC sponsored ADR	14,500	1,443,040
Man Group plc	52,000	635,690
Next PLC	13,900	638,085
Reckitt Benckiser Group PLC	19,100	1,107,508
Royal Bank of Scotland Group PLC	41,200	442,418
Royal Dutch Shell PLC Class A (United Kingdom)	66,800	2,923,434
Scottish & Southern Energy PLC	25,300	818,455
Standard Chartered PLC (United Kingdom)	24,100	934,961
Vodafone Group PLC	202,200	794,039
Vodafone Group PLC sponsored ADR	36,850	1,447,100
Xstrata PLC	12,300	881,478
TOTAL UNITED KINGDOM		16,533,479
TOTAL COMMON STOCKS (Cost $68,156,497)		77,389,486
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $141,694)	7,400	308,125
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 4.97% (b) (Cost $2,435,477)	2,435,477	2,435,477
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $70,733,668)		80,133,088
NET OTHER ASSETS - (0.6)%		(474,841)
NET ASSETS - 100%		$ 79,658,247
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 196,084
Fidelity Securities Lending Cash Central Fund	63,983
Total	$ 260,067

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $68,298,191)	$ 77,697,611
Fidelity Central Funds (cost $2,435,477)	2,435,477
Total Investments (cost $70,733,668)		$ 80,133,088
Cash		7,352
Receivable for fund shares sold		88,285
Dividends receivable		78,686
Distributions receivable from Fidelity Central Funds		7,046
Prepaid expenses		24
Other receivables		4,010
Total assets		80,318,491

Liabilities
Payable for fund shares redeemed	$ 504,700
Accrued management fee	47,328
Distribution fees payable	36,855
Other affiliated payables	23,057
Other payables and accrued expenses	48,304
Total liabilities		660,244

Net Assets		$ 79,658,247
Net Assets consist of:
Paid in capital		$ 54,640,015
Undistributed net investment income		1,144,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,471,876
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,401,833
Net Assets		$ 79,658,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,272,945 ÷ 1,397,884 shares)	$ 20.94

Maximum offering price per share (100/94.25 of $20.94)	$ 22.22
Class T: Net Asset Value and redemption price per share ($21,357,184 ÷ 1,029,468 shares)	$ 20.75

Maximum offering price per share (100/96.50 of $20.75)	$ 21.50
Class B: Net Asset Value and offering price per share ($11,205,997 ÷ 555,966 shares)A	$ 20.16

Class C: Net Asset Value and offering price per share ($16,084,288 ÷ 800,351 shares)A	$ 20.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,737,833 ÷ 81,715 shares)	$ 21.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 2,428,878
Interest		138,414
Income from Fidelity Central Funds		260,067
		2,827,359
Less foreign taxes withheld		(204,646)
Total income		2,622,713

Expenses
Management fee	$ 590,667
Transfer agent fees	248,531
Distribution fees	465,492
Accounting and security lending fees	46,722
Custodian fees and expenses	55,348
Independent trustees' compensation	277
Registration fees	74,480
Audit	50,157
Legal	2,224
Miscellaneous	681
Total expenses before reductions	1,534,579
Expense reductions	(62,298)	1,472,281
Net investment income (loss)		1,150,432
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,739,061
Foreign currency transactions	24,791
Total net realized gain (loss)		14,763,852
Change in net unrealized appreciation (depreciation) on: Investment securities	3,567,047
Assets and liabilities in foreign currencies	544
Total change in net unrealized appreciation (depreciation)		3,567,591
Net gain (loss)		18,331,443
Net increase (decrease) in net assets resulting from operations		$ 19,481,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,150,432	$ 367,772
Net realized gain (loss)	14,763,852	5,374,448
Change in net unrealized appreciation (depreciation)	3,567,591	4,133,071
Net increase (decrease) in net assets resulting from operations	19,481,875	9,875,291
Distributions to shareholders from net investment income	(305,480)	(119,954)
Distributions to shareholders from net realized gain	(4,668,174)	(423,334)
Total distributions	(4,973,654)	(543,288)
Share transactions - net increase (decrease)	2,498,409	28,326,294
Redemption fees	3,169	6,074
Total increase (decrease) in net assets	17,009,799	37,664,371

Net Assets
Beginning of period	62,648,448	24,984,077
End of period (including undistributed net investment income of $1,144,523 and undistributed net investment income of $358,723, respectively)	$ 79,658,247	$ 62,648,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.49	$ 13.47	$ 11.30	$ 10.00	$ 8.03
Income from Investment Operations
Net investment income (loss) C	.32	.19 F	.12	.01	.04
Net realized and unrealized gain (loss)	4.48	4.18	2.05	1.37	1.98
Total from investment operations	4.80	4.37	2.17	1.38	2.02
Distributions from net investment income	(.12)	(.13)	-	(.08)	(.05)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.35)	(.35)	-	(.08)	(.05)
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.94	$ 17.49	$ 13.47	$ 11.30	$ 10.00
Total Return A,B	29.16%	33.17%	19.20%	13.87%	25.30%
Ratios to Average Net Assets D,G
Expenses before reductions	1.53%	1.81%	2.16%	2.41%	3.07%
Expenses net of fee waivers, if any	1.50%	1.50%	1.55%	1.75%	1.75%
Expenses net of all reductions	1.46%	1.40%	1.44%	1.68%	1.69%
Net investment income (loss)	1.69%	1.16% F	.95%	.07%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,273	$ 18,972	$ 4,544	$ 2,905	$ 3,346
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.35	$ 13.34	$ 11.21	$ 9.93	$ 7.98
Income from Investment Operations
Net investment income (loss) C	.27	.14 F	.09	(.02)	.02
Net realized and unrealized gain (loss)	4.44	4.17	2.04	1.36	1.96
Total from investment operations	4.71	4.31	2.13	1.34	1.98
Distributions from net investment income	(.08)	(.08)	-	(.06)	(.03)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.31)	(.30)	-	(.06)	(.03)
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.75	$ 17.35	$ 13.34	$ 11.21	$ 9.93
Total Return A,B	28.86%	32.95%	19.00%	13.54%	24.90%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	2.07%	2.45%	2.70%	3.34%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.00%
Expenses net of all reductions	1.71%	1.65%	1.70%	1.93%	1.94%
Net investment income (loss)	1.44%	.91% F	.70%	(.18)%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,357	$ 24,643	$ 8,893	$ 8,102	$ 7,628
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 12.98	$ 10.97	$ 9.72	$ 7.82
Income from Investment Operations
Net investment income (loss) C	.17	.06 F	.02	(.07)	(.02)
Net realized and unrealized gain (loss)	4.34	4.10	1.99	1.33	1.92
Total from investment operations	4.51	4.16	2.01	1.26	1.90
Distributions from net investment income	(.03)	(.01)	-	(.01)	-
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.26)	(.23)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.16	$ 16.91	$ 12.98	$ 10.97	$ 9.72
Total Return A,B	28.29%	32.49%	18.32%	12.97%	24.30%
Ratios to Average Net Assets D,G
Expenses before reductions	2.31%	2.69%	2.94%	3.20%	3.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.32%	2.50%	2.50%
Expenses net of all reductions	2.21%	2.15%	2.20%	2.43%	2.44%
Net investment income (loss)	.94%	.41% F	.19%	(.68)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,206	$ 8,529	$ 6,415	$ 6,288	$ 5,596
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.89	$ 13.00	$ 10.98	$ 9.73	$ 7.83
Income from Investment Operations
Net investment income (loss) C	.17	.06 F	.03	(.07)	(.02)
Net realized and unrealized gain (loss)	4.32	4.07	1.99	1.33	1.92
Total from investment operations	4.49	4.13	2.02	1.26	1.90
Distributions from net investment income	(.05)	(.02)	-	(.01)	-
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.28)	(.24)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.10	$ 16.89	$ 13.00	$ 10.98	$ 9.73
Total Return A,B	28.21%	32.25%	18.40%	12.96%	24.27%
Ratios to Average Net Assets D,G
Expenses before reductions	2.26%	2.57%	2.86%	3.08%	3.74%
Expenses net of fee waivers, if any	2.25%	2.25%	2.30%	2.50%	2.50%
Expenses net of all reductions	2.21%	2.15%	2.19%	2.43%	2.44%
Net investment income (loss)	.94%	.41% F	.20%	(.68)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,084	$ 9,173	$ 4,566	$ 3,234	$ 3,076
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.72	$ 13.63	$ 11.40	$ 10.07	$ 8.10
Income from Investment Operations
Net investment income (loss) B	.38	.23 E	.16	.04	.06
Net realized and unrealized gain (loss)	4.54	4.25	2.07	1.37	1.98
Total from investment operations	4.92	4.48	2.23	1.41	2.04
Distributions from net investment income	(.14)	(.17)	-	(.08)	(.07)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.37)	(.39)	-	(.08)	(.07)
Redemption fees added to paid in capitalB	- G	- G	- G	- G	-
Net asset value, end of period	$ 21.27	$ 17.72	$ 13.63	$ 11.40	$ 10.07
Total Return A	29.57%	33.68%	19.56%	14.07%	25.39%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.46%	1.73%	1.95%	2.56%
Expenses net of fee waivers, if any	1.19%	1.25%	1.31%	1.50%	1.50%
Expenses net of all reductions	1.15%	1.15%	1.20%	1.43%	1.44%
Net investment income (loss)	2.00%	1.41% E	1.20%	.32%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,738	$ 1,331	$ 566	$ 457	$ 371
Portfolio turnover rate D	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,410,275
Unrealized depreciation	(2,119,561)
Net unrealized appreciation (depreciation)	9,290,714
Undistributed ordinary income	3,562,176
Undistributed long-term capital gain	7,509,078

Cost for federal income tax purposes	$ 70,842,374

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 912,722	$ 119,954
Long-term Capital Gains	4,060,932	423,334
Total	$ 4,973,654	$ 543,288

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $136,567,514 and $128,760,493, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 68,126	$ 3,141
Class T	.25%	.25%	145,443	347
Class B	.75%	.25%	105,361	79,081
Class C	.75%	.25%	146,562	47,151
			$ 465,492	$ 129,720

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,896
Class T	10,484
Class B *	15,214
Class C *	5,510
$ 70,104

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,424.30
Class T	87,636.30
Class B	33,735.32
Class C	41,419.28
Institutional Class	3,317.19
	$ 248,531

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $76 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund share-holder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $168 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $63,983.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 8,048
Class T	1.75%	12,523
Class B	2.25%	6,415
Class C	2.25%	1,113
		$ 28,099

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,306 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

10. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 131,953	$ 47,168
Class T	120,031	54,756
Class B	14,114	2,978
Class C	27,366	6,844
Institutional Class	12,016	8,208
Total	$ 305,480	$ 119,954

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

	Years ended October 31,
	2007	2006
From net realized gain
Class A	$ 1,411,320	$ 79,213
Class T	1,778,779	145,138
Class B	642,980	109,180
Class C	731,741	79,243
Institutional Class	103,354	10,560
Total	$ 4,668,174	$ 423,334

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	887,671	950,467	$ 16,290,832	$ 15,398,163
Reinvestment of distributions	81,628	8,427	1,393,387	115,445
Shares redeemed	(655,962)	(211,724)	(12,453,019)	(3,398,595)
Net increase (decrease)	313,337	747,170	$ 5,231,200	$ 12,115,013
Class T
Shares sold	628,131	1,226,606	$ 11,365,875	$ 19,872,364
Reinvestment of distributions	110,301	14,226	1,869,603	193,752
Shares redeemed	(1,129,336)	(487,091)	(21,225,724)	(7,833,255)
Net increase (decrease)	(390,904)	753,741	$ (7,990,246)	$ 12,232,861
Class B
Shares sold	290,925	224,137	$ 5,134,606	$ 3,557,649
Reinvestment of distributions	36,910	7,684	610,124	102,344
Shares redeemed	(276,174)	(221,615)	(4,941,749)	(3,404,462)
Net increase (decrease)	51,661	10,206	$ 802,981	$ 255,531
Class C
Shares sold	555,549	375,786	$ 9,727,989	$ 5,938,976
Reinvestment of distributions	36,928	5,509	608,950	73,380
Shares redeemed	(335,147)	(189,571)	(6,006,565)	(2,918,486)
Net increase (decrease)	257,330	191,724	$ 4,330,374	$ 3,093,870
Institutional Class
Shares sold	50,928	96,924	$ 962,437	$ 1,629,400
Reinvestment of distributions	3,929	1,054	67,898	14,581
Shares redeemed	(48,267)	(64,378)	(906,235)	(1,014,962)
Net increase (decrease)	6,590	33,600	$ 124,100	$ 629,019

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Europe Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-
present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-
present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.305	$2.68
Class T	12/10/07	12/07/07	$0.186	$2.68
Class B	12/10/07	12/07/07	$0.138	$2.68
Class C	12/10/07	12/07/07	$0.146	$2.68

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $7,509,078, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 73%; Class B designates 100%; Class C designates 94%; and Class T designates 81%; of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/04/06	$0.149	$0.0269
Class T	12/04/06	$0.133	$0.0269
Class B	12/04/06	$0.105	$0.0269
Class C	12/04/06	$0.115	$0.0269

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2006, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEUR-UANN-1207
1.784739.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	29.57%	24.26%	10.42%

A From December 17, 1998.

$10,000 Over Life of Fund *

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Europe Capital Appreciation Fund - Institutional Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Europe Index performed over the same period.

* From December 31, 1998 (first date following the fund's commencement for which the life of fund return for the MSCI Europe Index is available).

Annual Report

Management's Discussion of Fund Performance

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Advisor Europe Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

During the year, the fund's Institutional Class shares returned 29.57%, outpacing the 28.20% advance of its benchmark, the MSCI Europe index. Favorable stock picking was the primary driver of performance, but the fund also benefited from its big underweighting in the generally weak financials group. The best stock picks were in energy, consumer discretionary, industrials and health care, with such top contributors as Arcandor, the large German retailer; Actelion, an out-of-index Swiss biopharmaceuticals firm; and Royal Dutch Shell, the UK-listed oil giant, which I added during the period. The major drag on relative performance came from the materials sector, where not owning some of the index's top-performing stocks, such as BHP Billiton, the UK-listed mining giant, detracted. In addition, weakening business fundamentals at UK cable and telecommunications firm Virgin Media drove down the price of this U.S.-listed stock, making it the period's biggest detractor. Big positions in cash and sovereign bonds also hurt. Virgin Media was not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a share-holder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,086.70	$ 7.89
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,085.80	$ 9.20
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,082.70	$ 11.81
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,083.00	$ 11.81
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,089.10	$ 5.95
HypotheticalA	$ 1,000.00	$ 1,019.51	$ 5.75

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.13%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	3.7	0.0
Vodafone Group PLC (United Kingdom, Telecommunications Services)	2.8	0.0
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.6	0.0
E.ON AG (Germany, Electric Utilities)	2.3	3.0
Nestle SA (Reg.) (Switzerland, Food Products)	2.2	2.9
	13.6
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.8	14.4
Industrials	10.6	7.2
Energy	10.4	5.3
Consumer Discretionary	9.9	17.4
Consumer Staples	9.6	8.9
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.8	13.6
Germany	19.3	12.1
France	15.4	17.1
Switzerland	12.9	11.0
Spain	4.8	0.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 97.5%	Stocks 85.5%
Bonds 0.0%	Bonds 5.2%
Short-Term Investments and Net Other Assets 2.5%	Short-Term Investments and Net Other Assets 9.3%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value
Argentina - 0.5%
Cresud S.A.C.I.F. y A. sponsored ADR	16,400	$ 404,752
Australia - 1.1%
CSL Ltd.	26,022	884,647
Austria - 0.7%
voestalpine AG	6,600	593,518
Belgium - 1.9%
Fortis	23,600	754,268
InBev SA	7,900	745,790
TOTAL BELGIUM		1,500,058
Bermuda - 1.2%
Aquarius Platinum Ltd. (United Kingdom)	8,000	306,535
SeaDrill Ltd. (a)	26,800	637,976
TOTAL BERMUDA		944,511
Cyprus - 1.2%
Bank of Cyprus Public Co. Ltd.	47,400	920,220
Finland - 2.3%
Metso Corp.	10,900	662,629
Nokia Corp. sponsored ADR	30,500	1,211,460
TOTAL FINLAND		1,874,089
France - 15.4%
Alcatel-Lucent SA sponsored ADR	45,200	437,988
Alstom SA	4,000	944,038
AXA SA	29,400	1,315,062
Bouygues SA	7,200	691,182
Cap Gemini SA	8,800	560,975
Eutelsat Communications	16,936	457,613
Groupe Danone	9,600	828,000
LVMH Moet Hennessy - Louis Vuitton	5,300	682,478
Pinault Printemps-Redoute SA	3,300	654,142
Remy Cointreau SA	6,100	468,839
Renault SA	3,600	604,497
Societe Generale Series A	6,700	1,128,950
Suez SA (France)	13,400	871,000
Total SA sponsored ADR	12,200	983,442
Veolia Environnement	9,450	844,060
Vinci SA	9,500	779,295
TOTAL FRANCE		12,251,561
Common Stocks - continued
	Shares	Value
Germany - 19.3%
Adidas-Salomon AG	10,100	$ 673,844
Allianz AG (Reg.)	5,100	1,152,600
Arcandor AG (a)	7,200	231,576
Bayer AG	12,534	1,032,802
Continental AG	4,200	635,209
DaimlerChrysler AG	8,200	903,230
Deutsche Boerse AG	5,300	836,204
E.ON AG	9,200	1,796,760
Hochtief AG	5,500	759,468
Lanxess AG	11,800	589,294
Linde AG	5,000	632,691
MAN AG	6,400	1,142,350
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	5,300	1,016,806
RWE AG	8,300	1,133,240
Siemens AG (Reg.)	10,700	1,459,159
SolarWorld AG	10,400	705,461
Wacker Chemie AG	2,700	663,043
TOTAL GERMANY		15,363,737
Greece - 2.1%
Bank of Piraeus	25,575	1,025,629
Cosmote Mobile Telecommunications SA	19,600	676,404
TOTAL GREECE		1,702,033
Ireland - 1.1%
Anglo Irish Bank Corp. PLC	24,900	418,471
CRH PLC	12,500	477,017
TOTAL IRELAND		895,488
Italy - 2.8%
IFIL Finanziaria di Partecipazioni SpA	8,264	94,215
Intesa Sanpaolo SpA	138,600	1,095,786
Prysmian SpA	2,600	74,701
Unicredito Italiano SpA	113,600	971,044
TOTAL ITALY		2,235,746
Luxembourg - 2.1%
Acergy SA	17,600	509,344
ArcelorMittal SA	15,000	1,203,953
TOTAL LUXEMBOURG		1,713,297
Netherlands - 1.9%
Koninklijke Ahold NV	32,760	493,038
Common Stocks - continued
	Shares	Value
Netherlands - continued
Nutreco Holding NV	8,017	$ 547,649
SBM Offshore NV	12,700	488,698
TOTAL NETHERLANDS		1,529,385
Norway - 2.2%
Marine Harvest ASA (a)	586,000	594,026
Petroleum Geo-Services ASA	23,800	700,717
Telenor ASA	18,600	436,480
TOTAL NORWAY		1,731,223
Spain - 4.8%
Banco Santander Central Hispano SA	42,600	925,783
Compania de Distribucion Integral Logista SA	5,100	397,891
Inditex SA	10,300	766,278
Telefonica SA sponsored ADR	17,400	1,730,430
TOTAL SPAIN		3,820,382
Sweden - 2.8%
Atlas Copco AB (A Shares)	35,000	585,284
H&M Hennes & Mauritz AB (B Shares)	12,300	818,871
Investor AB (B Shares)	18,300	452,190
SSAB Svenskt Stal AB (B Shares)	12,150	357,592
TOTAL SWEDEN		2,213,937
Switzerland - 12.9%
ABB Ltd. (Reg.)	44,492	1,338,255
Actelion Ltd. (Reg.) (a)	13,265	659,070
Credit Suisse Group (Reg.)	7,417	502,131
Julius Baer Holding AG (Bearer)	7,894	682,879
Lindt & Spruengli AG	20	761,461
Nestle SA (Reg.)	3,840	1,774,080
Pargesa Holding SA	4,021	457,886
Roche Holding AG (participation certificate)	12,204	2,085,664
Sonova Holding AG	6,291	706,061
Swiss Life Holding	2,975	821,894
UBS AG (Reg.)	9,090	488,042
TOTAL SWITZERLAND		10,277,423
United Kingdom - 20.8%
3i Group plc	21,975	495,705
Barclays PLC	18,800	238,995
BG Group PLC	65,900	1,215,856
BP PLC	68,600	891,686
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Burberry Group PLC	36,800	$ 470,531
GlaxoSmithKline PLC	24,000	615,000
Gyrus Group PLC (a)	60,700	539,498
HSBC Holdings PLC sponsored ADR	14,500	1,443,040
Man Group plc	52,000	635,690
Next PLC	13,900	638,085
Reckitt Benckiser Group PLC	19,100	1,107,508
Royal Bank of Scotland Group PLC	41,200	442,418
Royal Dutch Shell PLC Class A (United Kingdom)	66,800	2,923,434
Scottish & Southern Energy PLC	25,300	818,455
Standard Chartered PLC (United Kingdom)	24,100	934,961
Vodafone Group PLC	202,200	794,039
Vodafone Group PLC sponsored ADR	36,850	1,447,100
Xstrata PLC	12,300	881,478
TOTAL UNITED KINGDOM		16,533,479
TOTAL COMMON STOCKS (Cost $68,156,497)		77,389,486
Nonconvertible Preferred Stocks - 0.4%

Italy - 0.4%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $141,694)	7,400	308,125
Money Market Funds - 3.1%

Fidelity Cash Central Fund, 4.97% (b) (Cost $2,435,477)	2,435,477	2,435,477
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $70,733,668)		80,133,088
NET OTHER ASSETS - (0.6)%		(474,841)
NET ASSETS - 100%		$ 79,658,247
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 196,084
Fidelity Securities Lending Cash Central Fund	63,983
Total	$ 260,067

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $68,298,191)	$ 77,697,611
Fidelity Central Funds (cost $2,435,477)	2,435,477
Total Investments (cost $70,733,668)		$ 80,133,088
Cash		7,352
Receivable for fund shares sold		88,285
Dividends receivable		78,686
Distributions receivable from Fidelity Central Funds		7,046
Prepaid expenses		24
Other receivables		4,010
Total assets		80,318,491

Liabilities
Payable for fund shares redeemed	$ 504,700
Accrued management fee	47,328
Distribution fees payable	36,855
Other affiliated payables	23,057
Other payables and accrued expenses	48,304
Total liabilities		660,244

Net Assets		$ 79,658,247
Net Assets consist of:
Paid in capital		$ 54,640,015
Undistributed net investment income		1,144,523
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		14,471,876
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,401,833
Net Assets		$ 79,658,247

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($29,272,945 ÷ 1,397,884 shares)	$ 20.94

Maximum offering price per share (100/94.25 of $20.94)	$ 22.22
Class T: Net Asset Value and redemption price per share ($21,357,184 ÷ 1,029,468 shares)	$ 20.75

Maximum offering price per share (100/96.50 of $20.75)	$ 21.50
Class B: Net Asset Value and offering price per share ($11,205,997 ÷ 555,966 shares)A	$ 20.16

Class C: Net Asset Value and offering price per share ($16,084,288 ÷ 800,351 shares)A	$ 20.10

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,737,833 ÷ 81,715 shares)	$ 21.27

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 2,428,878
Interest		138,414
Income from Fidelity Central Funds		260,067
		2,827,359
Less foreign taxes withheld		(204,646)
Total income		2,622,713

Expenses
Management fee	$ 590,667
Transfer agent fees	248,531
Distribution fees	465,492
Accounting and security lending fees	46,722
Custodian fees and expenses	55,348
Independent trustees' compensation	277
Registration fees	74,480
Audit	50,157
Legal	2,224
Miscellaneous	681
Total expenses before reductions	1,534,579
Expense reductions	(62,298)	1,472,281
Net investment income (loss)		1,150,432
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,739,061
Foreign currency transactions	24,791
Total net realized gain (loss)		14,763,852
Change in net unrealized appreciation (depreciation) on: Investment securities	3,567,047
Assets and liabilities in foreign currencies	544
Total change in net unrealized appreciation (depreciation)		3,567,591
Net gain (loss)		18,331,443
Net increase (decrease) in net assets resulting from operations		$ 19,481,875

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,150,432	$ 367,772
Net realized gain (loss)	14,763,852	5,374,448
Change in net unrealized appreciation (depreciation)	3,567,591	4,133,071
Net increase (decrease) in net assets resulting from operations	19,481,875	9,875,291
Distributions to shareholders from net investment income	(305,480)	(119,954)
Distributions to shareholders from net realized gain	(4,668,174)	(423,334)
Total distributions	(4,973,654)	(543,288)
Share transactions - net increase (decrease)	2,498,409	28,326,294
Redemption fees	3,169	6,074
Total increase (decrease) in net assets	17,009,799	37,664,371

Net Assets
Beginning of period	62,648,448	24,984,077
End of period (including undistributed net investment income of $1,144,523 and undistributed net investment income of $358,723, respectively)	$ 79,658,247	$ 62,648,448

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.49	$ 13.47	$ 11.30	$ 10.00	$ 8.03
Income from Investment Operations
Net investment income (loss) C	.32	.19 F	.12	.01	.04
Net realized and unrealized gain (loss)	4.48	4.18	2.05	1.37	1.98
Total from investment operations	4.80	4.37	2.17	1.38	2.02
Distributions from net investment income	(.12)	(.13)	-	(.08)	(.05)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.35)	(.35)	-	(.08)	(.05)
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.94	$ 17.49	$ 13.47	$ 11.30	$ 10.00
Total Return A,B	29.16%	33.17%	19.20%	13.87%	25.30%
Ratios to Average Net Assets D,G
Expenses before reductions	1.53%	1.81%	2.16%	2.41%	3.07%
Expenses net of fee waivers, if any	1.50%	1.50%	1.55%	1.75%	1.75%
Expenses net of all reductions	1.46%	1.40%	1.44%	1.68%	1.69%
Net investment income (loss)	1.69%	1.16% F	.95%	.07%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,273	$ 18,972	$ 4,544	$ 2,905	$ 3,346
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .68%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.35	$ 13.34	$ 11.21	$ 9.93	$ 7.98
Income from Investment Operations
Net investment income (loss) C	.27	.14 F	.09	(.02)	.02
Net realized and unrealized gain (loss)	4.44	4.17	2.04	1.36	1.96
Total from investment operations	4.71	4.31	2.13	1.34	1.98
Distributions from net investment income	(.08)	(.08)	-	(.06)	(.03)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.31)	(.30)	-	(.06)	(.03)
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.75	$ 17.35	$ 13.34	$ 11.21	$ 9.93
Total Return A,B	28.86%	32.95%	19.00%	13.54%	24.90%
Ratios to Average Net Assets D, G
Expenses before reductions	1.80%	2.07%	2.45%	2.70%	3.34%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.00%
Expenses net of all reductions	1.71%	1.65%	1.70%	1.93%	1.94%
Net investment income (loss)	1.44%	.91% F	.70%	(.18)%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,357	$ 24,643	$ 8,893	$ 8,102	$ 7,628
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .43%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.91	$ 12.98	$ 10.97	$ 9.72	$ 7.82
Income from Investment Operations
Net investment income (loss) C	.17	.06 F	.02	(.07)	(.02)
Net realized and unrealized gain (loss)	4.34	4.10	1.99	1.33	1.92
Total from investment operations	4.51	4.16	2.01	1.26	1.90
Distributions from net investment income	(.03)	(.01)	-	(.01)	-
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.26)	(.23)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.16	$ 16.91	$ 12.98	$ 10.97	$ 9.72
Total Return A,B	28.29%	32.49%	18.32%	12.97%	24.30%
Ratios to Average Net Assets D,G
Expenses before reductions	2.31%	2.69%	2.94%	3.20%	3.87%
Expenses net of fee waivers, if any	2.25%	2.25%	2.32%	2.50%	2.50%
Expenses net of all reductions	2.21%	2.15%	2.20%	2.43%	2.44%
Net investment income (loss)	.94%	.41% F	.19%	(.68)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,206	$ 8,529	$ 6,415	$ 6,288	$ 5,596
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.89	$ 13.00	$ 10.98	$ 9.73	$ 7.83
Income from Investment Operations
Net investment income (loss) C	.17	.06 F	.03	(.07)	(.02)
Net realized and unrealized gain (loss)	4.32	4.07	1.99	1.33	1.92
Total from investment operations	4.49	4.13	2.02	1.26	1.90
Distributions from net investment income	(.05)	(.02)	-	(.01)	-
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.28)	(.24)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 20.10	$ 16.89	$ 13.00	$ 10.98	$ 9.73
Total Return A,B	28.21%	32.25%	18.40%	12.96%	24.27%
Ratios to Average Net Assets D,G
Expenses before reductions	2.26%	2.57%	2.86%	3.08%	3.74%
Expenses net of fee waivers, if any	2.25%	2.25%	2.30%	2.50%	2.50%
Expenses net of all reductions	2.21%	2.15%	2.19%	2.43%	2.44%
Net investment income (loss)	.94%	.41% F	.20%	(.68)%	(.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,084	$ 9,173	$ 4,566	$ 3,234	$ 3,076
Portfolio turnover rate E	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.07)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.72	$ 13.63	$ 11.40	$ 10.07	$ 8.10
Income from Investment Operations
Net investment income (loss) B	.38	.23 E	.16	.04	.06
Net realized and unrealized gain (loss)	4.54	4.25	2.07	1.37	1.98
Total from investment operations	4.92	4.48	2.23	1.41	2.04
Distributions from net investment income	(.14)	(.17)	-	(.08)	(.07)
Distributions from net realized gain	(1.23)	(.22)	-	-	-
Total distributions	(1.37)	(.39)	-	(.08)	(.07)
Redemption fees added to paid in capitalB	- G	- G	- G	- G	-
Net asset value, end of period	$ 21.27	$ 17.72	$ 13.63	$ 11.40	$ 10.07
Total Return A	29.57%	33.68%	19.56%	14.07%	25.39%
Ratios to Average Net Assets C,F
Expenses before reductions	1.19%	1.46%	1.73%	1.95%	2.56%
Expenses net of fee waivers, if any	1.19%	1.25%	1.31%	1.50%	1.50%
Expenses net of all reductions	1.15%	1.15%	1.20%	1.43%	1.44%
Net investment income (loss)	2.00%	1.41% E	1.20%	.32%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,738	$ 1,331	$ 566	$ 457	$ 371
Portfolio turnover rate D	173%	173%	135%	123%	199%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.08 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .93%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,410,275
Unrealized depreciation	(2,119,561)
Net unrealized appreciation (depreciation)	9,290,714
Undistributed ordinary income	3,562,176
Undistributed long-term capital gain	7,509,078

Cost for federal income tax purposes	$ 70,842,374

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 912,722	$ 119,954
Long-term Capital Gains	4,060,932	423,334
Total	$ 4,973,654	$ 543,288

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $136,567,514 and $128,760,493, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 68,126	$ 3,141
Class T	.25%	.25%	145,443	347
Class B	.75%	.25%	105,361	79,081
Class C	.75%	.25%	146,562	47,151
			$ 465,492	$ 129,720

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,896
Class T	10,484
Class B *	15,214
Class C *	5,510
$ 70,104

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,424.30
Class T	87,636.30
Class B	33,735.32
Class C	41,419.28
Institutional Class	3,317.19
	$ 248,531

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $76 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund share-holder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $168 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could

Annual Report

8. Security Lending - continued

experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $63,983.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.50%	$ 8,048
Class T	1.75%	12,523
Class B	2.25%	6,415
Class C	2.25%	1,113
		$ 28,099

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $33,306 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 131,953	$ 47,168
Class T	120,031	54,756
Class B	14,114	2,978
Class C	27,366	6,844
Institutional Class	12,016	8,208
Total	$ 305,480	$ 119,954

Annual Report

11. Distributions to Shareholders - continued

	Years ended October 31,
	2007	2006
From net realized gain
Class A	$ 1,411,320	$ 79,213
Class T	1,778,779	145,138
Class B	642,980	109,180
Class C	731,741	79,243
Institutional Class	103,354	10,560
Total	$ 4,668,174	$ 423,334

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	887,671	950,467	$ 16,290,832	$ 15,398,163
Reinvestment of distributions	81,628	8,427	1,393,387	115,445
Shares redeemed	(655,962)	(211,724)	(12,453,019)	(3,398,595)
Net increase (decrease)	313,337	747,170	$ 5,231,200	$ 12,115,013
Class T
Shares sold	628,131	1,226,606	$ 11,365,875	$ 19,872,364
Reinvestment of distributions	110,301	14,226	1,869,603	193,752
Shares redeemed	(1,129,336)	(487,091)	(21,225,724)	(7,833,255)
Net increase (decrease)	(390,904)	753,741	$ (7,990,246)	$ 12,232,861
Class B
Shares sold	290,925	224,137	$ 5,134,606	$ 3,557,649
Reinvestment of distributions	36,910	7,684	610,124	102,344
Shares redeemed	(276,174)	(221,615)	(4,941,749)	(3,404,462)
Net increase (decrease)	51,661	10,206	$ 802,981	$ 255,531
Class C
Shares sold	555,549	375,786	$ 9,727,989	$ 5,938,976
Reinvestment of distributions	36,928	5,509	608,950	73,380
Shares redeemed	(335,147)	(189,571)	(6,006,565)	(2,918,486)
Net increase (decrease)	257,330	191,724	$ 4,330,374	$ 3,093,870
Institutional Class
Shares sold	50,928	96,924	$ 962,437	$ 1,629,400
Reinvestment of distributions	3,929	1,054	67,898	14,581
Shares redeemed	(48,267)	(64,378)	(906,235)	(1,014,962)
Net increase (decrease)	6,590	33,600	$ 124,100	$ 629,019

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Europe Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Europe Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-
present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Europe Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-
present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Advisor Europe Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Europe Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Europe Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Europe Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Europe Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Europe Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Europe Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Europe Capital Appreciation fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.384	$2.68

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $7,509,078, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 67% of the dividends distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/04/06	$0.163	$0.0269

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Europe Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the second quartile for all the periods shown. The Board also stated that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Class A ranked below its competitive median for 2006, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AEURI-UANN-1207
1.784740.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On June 20, 2007, shareholders of Fidelity® Advisor Global Capital Appreciation Fund approved a new management contract for the fund, effective July 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Morgan Stanley Capital InternationalSM All Country World Index (MSCI® ACWI). The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	13.62%	14.44%	6.35%
Class T (incl. 3.50% sales charge)	16.03%	14.71%	6.36%
Class B (incl. contingent deferred sales charge)B	14.65%	14.73%	6.43%
Class C (incl. contingent deferred sales charge)C	18.62%	14.95%	6.27%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (AC) World Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Lead Portfolio Manager of Fidelity® Advisor Global Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Class A, Class T, Class B and Class C shares were up 20.55%, 20.24%, 19.65% and 19.62%, respectively (excluding sales charges), compared with a gain of 24.58% for the MSCI All Country World index. The fund underperformed the index mainly due to unrewarding stock selection in materials and financials, with detractors in these sectors coming from both the international and U.S. equity sleeves. Overweighting the strong materials sector and underweighting the weak financials group, however, helped offset some of that damage. Regionally, our positioning in the Japanese market detracted, as did our overweighting versus the index in U.S. stocks, which did not perform as well as their international counterparts. However, good stock picking in the U.S. sleeve - especially within information technology - more than offset that drag. Overall, the fund's biggest relative detractors were Catalyst Paper, a Canadian materials company; Countrywide Financial, a large U.S. mortgage originator; and Sears Holdings, the large U.S. retail store chain. Contributions to the fund's relative results included U.S.-based Fluor, a global engineering and construction company; and Saskatchewan Wheat Pool, a Canadian grain processor.

Note to shareholders: Sammy Simnegar will become Co-Manager of the fund on January 1, 2008, replacing Darren Maupin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,074.00	$ 7.84
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,072.70	$ 9.14
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,070.10	$ 11.74
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,070.00	$ 11.74
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,075.80	$ 6.54
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	3.4	0.0
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	3.2	2.6
Kubota Corp. (Japan, Machinery)	2.7	1.0
Fluor Corp. (United States of America, Construction & Engineering)	2.3	1.3
Takeda Pharamaceutical Co. Ltd. (Japan, Pharmaceuticals)	2.3	0.2
	13.9
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.0	15.9
Materials	12.6	10.6
Energy	12.5	10.1
Industrials	11.1	9.2
Health Care	10.5	9.4
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	42.1	50.7
Japan	16.2	9.2
Canada	11.4	9.6
Hong Kong	3.4	0.0
Germany	2.8	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 90.7%	Stocks 92.3%
Bonds 0.6%	Bonds 1.5%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 6.2%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value
Argentina - 1.3%
Cresud S.A.C.I.F. y A. sponsored ADR	11,500	$ 283,820
Inversiones y Representaciones SA sponsored GDR (a)	6,100	108,946
Pampa Holding SA (a)	272,138	243,441
TOTAL ARGENTINA		636,207
Australia - 0.3%
ABB Grain Ltd.	15,812	111,309
Newcrest Mining Ltd.	805	24,539
TOTAL AUSTRALIA		135,848
Brazil - 0.0%
Bovespa Holding SA (a)	1,000	19,045
Canada - 11.4%
Absolut Resources Corp. (a)	58,000	60,813
Aquiline Resources, Inc. (a)	52,800	593,315
Aquiline Resources, Inc. (a)(f)	22,100	248,338
Canadian Natural Resources Ltd.	6,100	507,537
Canfor Corp. (a)	48,000	444,821
Catalyst Paper Corp. (a)	300,700	452,228
European Goldfields Ltd. (a)	83,500	567,751
Guyana Goldfields, Inc. (a)	15,400	159,024
IAMGOLD Corp.	70,100	614,730
NuVista Energy Ltd. (a)	10,000	155,899
ProEx Energy Ltd. (a)	19,100	295,138
Saskatchewan Wheat Pool, Inc. (a)(f)	38,600	522,053
Suncor Energy, Inc.	3,100	339,647
Trican Well Service Ltd.	28,700	607,922
TOTAL CANADA		5,569,216
Cayman Islands - 2.1%
ACE Ltd.	7,100	430,331
Apex Silver Mines Ltd. (a)	12,500	256,250
Hutchison Telecommunications International Ltd. (a)	242,000	345,408
TOTAL CAYMAN ISLANDS		1,031,989
Czech Republic - 1.3%
Philip Morris CR AS	1,270	662,543
France - 1.7%
Sanofi-Aventis sponsored ADR	18,900	831,789
Common Stocks - continued
	Shares	Value
Germany - 2.8%
E.ON AG	4,300	$ 839,790
Lanxess AG	10,300	514,383
TOTAL GERMANY		1,354,173
Hong Kong - 3.4%
Hutchison Whampoa Ltd.	131,000	1,650,601
Japan - 14.1%
Aioi Insurance Co. Ltd.	70,000	406,935
Canon, Inc.	5,300	268,021
Kose Corp.	24,400	626,353
Kubota Corp.	135,600	1,138,659
Kubota Corp. sponsored ADR	3,800	159,980
Millea Holdings, Inc.	10,412	408,775
Mitsui Marine & Fire Insurance Co. Ltd.	33,000	378,555
Nec Electronics Corp. (a)	2,000	54,807
Nissin Healthcare Food Service Co.	1,700	20,811
Parco Co. Ltd.	21,900	306,667
Seino Holdings Co. Ltd.	14,000	120,239
SFCG Co. Ltd.	2,970	492,725
Shinsei Bank Ltd.	284,000	920,721
Takeda Pharmaceutical Co. Ltd.	17,700	1,105,861
Tokyo Steel Manufacturing Co. Ltd.	8,000	110,956
Torii Pharmaceutical Co. Ltd.	5,000	88,133
Tsutsumi Jewelry Co. Ltd.	6,000	131,271
USS Co. Ltd.	2,060	134,960
TOTAL JAPAN		6,874,429
Netherlands - 1.6%
Koninklijke Philips Electronics NV	19,000	785,460
Netherlands Antilles - 1.8%
Schlumberger Ltd. (NY Shares)	9,400	907,758
Philippines - 1.1%
DMCI Holdings, Inc.	793,000	219,136
Semirara Mining Corp.	301,600	312,539
TOTAL PHILIPPINES		531,675
South Africa - 1.9%
Gold Fields Ltd. sponsored ADR	52,800	954,096
Switzerland - 1.4%
Actelion Ltd. (Reg.) (a)	13,630	677,205
Common Stocks - continued
	Shares	Value
Taiwan - 1.4%
Taiwan Mobile Co. Ltd.	506,000	$ 677,895
United States of America - 41.7%
AbitibiBowater, Inc.	29,168	999,296
AllianceBernstein Holding LP	4,400	375,892
American Express Co.	6,800	414,460
Apple, Inc. (a)	5,000	949,750
Bank of America Corp.	11,600	560,048
Becton, Dickinson & Co.	4,100	342,186
Chesapeake Energy Corp.	12,300	485,604
Cogent Communications Group, Inc. (a)	16,219	448,942
Corporate Executive Board Co.	6,700	477,375
Countrywide Financial Corp.	18,700	290,224
Crown Castle International Corp. (a)	8,000	328,560
Discovery Holding Co. Class A (a)	19,300	550,243
Dolan Media Co.	8,100	218,700
Equinix, Inc. (a)	6,400	746,624
Fluor Corp.	7,000	1,106,000
Genentech, Inc. (a)	6,240	462,571
Google, Inc. Class A (sub. vtg.) (a)	2,200	1,555,400
Hewlett-Packard Co.	18,400	950,912
Landstar System, Inc.	10,300	433,527
Microchip Technology, Inc.	9,200	305,164
Noble Energy, Inc.	12,400	949,096
Norfolk Southern Corp.	5,500	284,075
NRG Energy, Inc. (a)	18,000	821,880
Sears Holdings Corp. (a)(e)	6,000	808,740
Synthes, Inc.	7,232	902,829
The Chubb Corp.	14,200	757,570
The Walt Disney Co.	18,300	633,729
UnitedHealth Group, Inc.	3,720	182,838
Valero Energy Corp.	14,700	1,035,321
VCA Antech, Inc. (a)	11,400	524,970
Virgin Media, Inc.	27,551	609,153
Wells Fargo & Co.	15,600	530,556
Williams Partners LP	7,200	329,400
TOTAL UNITED STATES OF AMERICA		20,371,635
TOTAL COMMON STOCKS (Cost $37,954,495)		43,671,564
Preferred Stocks - 1.4%
	Shares	Value
Convertible Preferred Stocks - 0.4%
United States of America - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	1,200	$ 204,791
Nonconvertible Preferred Stocks - 1.0%
Italy - 1.0%
Istituto Finanziario Industriale SpA (IFI) (a)	11,400	474,679
TOTAL PREFERRED STOCKS (Cost $637,636)		679,470
Government Obligations - 2.7%
		Principal Amount (d)
Japan - 2.1%
Japan Government 0.5953% to 0.6503% 11/5/07 to 1/21/08	JPY	$ 120,000,000	1,039,684
Switzerland - 0.6%
Switzerland Confederation 4.25% 1/8/08	CHF	312,000	270,195
TOTAL GOVERNMENT OBLIGATIONS (Cost $1,271,383)			1,309,879
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	2,987,851	2,987,851
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	817,150	817,150
TOTAL MONEY MARKET FUNDS (Cost $3,805,001)		3,805,001
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $43,668,515)		49,465,914
NET OTHER ASSETS - 1.2%		(571,198)
NET ASSETS - 100%		$ 48,894,716
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
64,013 AUD	Nov. 2007	$ 59,574	$ 1,751
67,840 CHF	Nov. 2007	58,631	984
242,870 EUR	Nov. 2007	351,958	6,161
113,249 GBP	Nov. 2007	235,339	4,602
27,104,661 JPY	Nov. 2007	235,412	4,063
		$ 940,914	$ 17,561

(Payable Amount $923,353)

The value of contracts to buy as a percentage of net assets - 1.9%
Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $770,391 or 1.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 136,672
Fidelity Securities Lending Cash Central Fund	14,515
Total	$ 151,187

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Assets		October 31, 2007
Investment in securities, at value (including securities loaned of $795,261) - See accompanying schedule: Unaffiliated issuers (cost $39,863,514)	$ 45,660,913
Fidelity Central Funds (cost $3,805,001)	3,805,001
Total Investments (cost $43,668,515)		$ 49,465,914
Receivable for investments sold		558,379
Unrealized appreciation on foreign currency contracts		17,561
Receivable for closed foreign currency contracts		5,520
Receivable for fund shares sold		90,070
Dividends receivable		45,870
Interest receivable		9,285
Distributions receivable from Fidelity Central Funds		13,617
Prepaid expenses		25
Receivable from investment adviser for expense reductions		50,771
Other receivables		2,848
Total assets		50,259,860

Liabilities
Payable to custodian bank	$ 41,899
Payable for investments purchased	237,532
Payable for fund shares redeemed	91,749
Accrued management fee	28,080
Distribution fees payable	20,362
Other affiliated payables	13,310
Other payables and accrued expenses	115,062
Collateral on securities loaned, at value	817,150
Total liabilities		1,365,144

Net Assets		$ 48,894,716
Net Assets consist of:
Paid in capital		$ 37,588,494
Undistributed net investment income		12,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,483,707
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,810,305
Net Assets		$ 48,894,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,999,515 ÷ 910,041 shares)	$ 15.38

Maximum offering price per share (100/94.25 of $15.38)	$ 16.32
Class T: Net Asset Value and redemption price per share ($22,038,594 ÷ 1,464,065 shares)	$ 15.05

Maximum offering price per share (100/96.50 of $15.05)	$ 15.60
Class B: Net Asset Value and offering price per share ($5,028,792 ÷ 350,625 shares)A	$ 14.34

Class C: Net Asset Value and offering price per share ($5,351,666 ÷ 372,668 shares)A	$ 14.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,476,149 ÷ 157,134 shares)	$ 15.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 624,693
Interest		7,374
Income from Fidelity Central Funds		151,187
		783,254
Less foreign taxes withheld		(36,322)
Total income		746,932

Expenses
Management fee	$ 350,569
Transfer agent fees	156,724
Distribution fees	257,629
Accounting and security lending fees	27,239
Custodian fees and expenses	48,715
Independent trustees' compensation	170
Registration fees	58,713
Audit	60,227
Legal	4,507
Proxy Fees	66,160
Miscellaneous	449
Total expenses before reductions	1,031,102
Expense reductions	(179,298)	851,804
Net investment income (loss)		(104,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,231)	5,779,710
Foreign currency transactions	56,677
Total net realized gain (loss)		5,836,387
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,193)	3,360,081
Assets and liabilities in foreign currencies	18,201
Total change in net unrealized appreciation (depreciation)		3,378,282
Net gain (loss)		9,214,669
Net increase (decrease) in net assets resulting from operations		$ 9,109,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (104,872)	$ (129,151)
Net realized gain (loss)	5,836,387	10,213,621
Change in net unrealized appreciation (depreciation)	3,378,282	(5,808,262)
Net increase (decrease) in net assets resulting from operations	9,109,797	4,276,208
Distributions to shareholders from net investment income	-	(48,426)
Distributions to shareholders from net realized gain	(7,528,976)	(68,744)
Total distributions	(7,528,976)	(117,170)
Share transactions - net increase (decrease)	(4,022,385)	(5,374,003)
Redemption fees	1,520	2,963
Total increase (decrease) in net assets	(2,440,044)	(1,212,002)

Net Assets
Beginning of period	51,334,760	52,546,762
End of period (including undistributed net investment income of $12,210 and undistributed net investment income of $0, respectively)	$ 48,894,716	$ 51,334,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 13.68	$ 11.88	$ 10.73	$ 8.62
Income from Investment Operations
Net investment income (loss) C	.01	.01	.05	(.04)	(.02)
Net realized and unrealized gain (loss)	2.69	1.20	1.75	1.19	2.13
Total from investment operations	2.70	1.21	1.80	1.15	2.11
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.06)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 15.38	$ 14.83	$ 13.68	$ 11.88	$ 10.73
Total Return A, B	20.55%	8.86%	15.15%	10.72%	24.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.69%	1.76%	1.97%	2.25%
Expenses net of fee waivers, if any	1.50%	1.50%	1.56%	1.75%	1.76%
Expenses net of all reductions	1.45%	1.46%	1.54%	1.72%	1.73%
Net investment income (loss)	.06%	.06%	.39%	(.33)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,000	$ 10,956	$ 10,101	$ 8,450	$ 4,436
Portfolio turnover rate E	102%	251%	52%	59%	53%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 13.46	$ 11.71	$ 10.61	$ 8.54
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	.02	(.07)	(.05)
Net realized and unrealized gain (loss)	2.64	1.19	1.73	1.17	2.12
Total from investment operations	2.61	1.16	1.75	1.10	2.07
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.03)	-	-	-
Redemption fees added to paid in capital C	- G	-G	-G	-G	-
Net asset value, end of period	$ 15.05	$ 14.59	$ 13.46	$ 11.71	$ 10.61
Total Return A, B	20.24%	8.62%	14.94%	10.37%	24.24%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	1.99%	2.09%	2.39%	2.65%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.01%
Expenses net of all reductions	1.71%	1.71%	1.79%	1.97%	1.98%
Net investment income (loss)	(.19)%	(.19)%	.14%	(.58)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,039	$ 26,780	$ 28,786	$ 20,966	$ 17,334
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.06	$ 13.01	$ 11.38	$ 10.36	$ 8.38
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.04)	(.12)	(.09)
Net realized and unrealized gain (loss)	2.52	1.15	1.67	1.14	2.07
Total from investment operations	2.43	1.05	1.63	1.02	1.98
Distributions from net realized gain	(2.15)	-	-	-	-
Total distributions	(2.15)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 14.34	$ 14.06	$ 13.01	$ 11.38	$ 10.36
Total Return A, B	19.65%	8.07%	14.32%	9.85%	23.63%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.52%	2.61%	3.00%	3.25%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.20%	2.22%	2.29%	2.47%	2.47%
Net investment income (loss)	(.69)%	(.69)%	(.36)%	(1.08)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,029	$ 5,788	$ 6,464	$ 5,575	$ 4,918
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.08	$ 13.02	$ 11.39	$ 10.38	$ 8.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.05)	(.12)	(.09)
Net realized and unrealized gain (loss)	2.52	1.16	1.68	1.13	2.08
Total from investment operations	2.43	1.06	1.63	1.01	1.99
Distributions from net realized gain	(2.15)	-	-	-	-
Total distributions	(2.15)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-G	-
Net asset value, end of period	$ 14.36	$ 14.08	$ 13.02	$ 11.39	$ 10.38
Total Return A, B	19.62%	8.14%	14.31%	9.73%	23.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.50%	2.59%	2.87%	3.10%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.20%	2.21%	2.29%	2.47%	2.47%
Net investment income (loss)	(.69)%	(.69)%	(.36)%	(1.08)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352	$ 5,348	$ 5,396	$ 3,959	$ 3,190
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 13.93	$ 12.06	$ 10.88	$ 8.68
Income from Investment Operations
Net investment income (loss) B	.05	.05	.09	(.01)	-
Net realized and unrealized gain (loss)	2.75	1.22	1.78	1.19	2.20
Total from investment operations	2.80	1.27	1.87	1.18	2.20
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.09)	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 15.76	$ 15.11	$ 13.93	$ 12.06	$ 10.88
Total Return A	20.88%	9.15%	15.51%	10.85%	25.35%
Ratios to Average Net Assets C, E
Expenses before reductions	1.43%	1.29%	1.42%	1.55%	1.87%
Expenses net of fee waivers, if any	1.25%	1.25%	1.31%	1.50%	1.50%
Expenses net of all reductions	1.20%	1.21%	1.29%	1.47%	1.48%
Net investment income (loss)	.31%	.31%	.64%	(.08)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,476	$ 2,464	$ 1,800	$ 1,187	$ 175
Portfolio turnover rate D	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts of prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain foreign taxes and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,175,946
Unrealized depreciation	(2,336,575)
Net unrealized appreciation (depreciation)	4,839,371
Undistributed ordinary income	4,438,957
Undistributed long-term capital gain	1,180,989

Cost for federal income tax purposes	$ 44,626,543

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ -	$ 117,170
Long-term Capital Gains	7,528,976	-
Total	$ 7,528,976	$ 117,170

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,258,803 and $60,696,048, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on June 20, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ..20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (June, 2008). Subsequent months will be added until the performance period includes 36 months.

For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage ofeach class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,470	$ 2,536
Class T	.25%	.25%	120,948	122
Class B	.75%	.25%	53,122	39,851
Class C	.75%	.25%	53,089	6,517
			$ 257,629	$ 49,026

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,500
Class T	4,305
Class B*	9,526
Class C*	3,506
$ 23,837

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 38,118.31
Class T	80,250.33
Class B	17,008.32
Class C	17,047.32
Institutional Class	4,301.18
	$ 156,724

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $261 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $105 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $14,515.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 38,226
Class T	1.75%	79,562
Class B	2.25%	17,172
Class C	2.25%	17,017
Institutional Class	1.25%	4,317
		$ 156,294

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,043 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

Notes to Financial Statements - continued

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ -	$ 27,948
Class T	-	12,729
Institutional Class	-	7,749
Total	$ -	$ 48,426
From net realized gain
Class A	$ 1,605,953	$ 17,372
Class T	3,892,392	48,789
Class B	859,727	-
Class C	818,416	-
Institutional Class	352,488	2,583
Total	$ 7,528,976	$ 68,744

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	317,426	338,926	$ 4,551,831	$ 4,991,381
Reinvestment of distributions	117,030	3,052	1,549,483	44,044
Shares redeemed	(262,944)	(342,002)	(3,684,586)	(4,955,841)
Net increase (decrease)	171,512	(24)	$ 2,416,728	$ 79,584
Class T
Shares sold	275,123	466,972	$ 3,836,949	$ 6,780,148
Reinvestment of distributions	296,053	4,267	3,842,771	60,712
Shares redeemed	(942,615)	(775,038)	(13,037,243)	(11,207,562)
Net increase (decrease)	(371,439)	(303,799)	$ (5,357,523)	$ (4,366,702)
Class B
Shares sold	54,071	98,474	$ 718,841	$ 1,390,516
Reinvestment of distributions	62,934	-	781,643	-
Shares redeemed	(178,017)	(183,857)	(2,365,148)	(2,543,722)
Net increase (decrease)	(61,012)	(85,383)	$ (864,664)	$ (1,153,206)
Class C
Shares sold	79,702	101,868	$ 1,057,436	$ 1,419,609
Reinvestment of distributions	60,320	-	750,384	-
Shares redeemed	(147,310)	(136,265)	(1,939,803)	(1,876,045)
Net increase (decrease)	(7,288)	(34,397)	$ (131,983)	$ (456,436)
Institutional Class
Shares sold	10,485	74,429	$ 151,256	$ 1,122,565
Reinvestment of distributions	13,152	587	177,952	8,618
Shares redeemed	(29,545)	(41,218)	(414,151)	(608,426)
Net increase (decrease)	(5,908)	33,798	$ (84,943)	$ 522,757

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Global Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Global Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Global Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Global Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Global Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Global Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0	$1.796
Class T	12/10/07	12/07/07	$0	$1.748
Class B	12/10/07	12/07/07	$0	$1.678
Class C	12/10/07	12/07/07	$0	$1.692

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $1,203,299, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 20, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Global Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	18,745,624.96	73.981
Against	3,491,395.81	13.779
Abstain	3,101,380.21	12.240
TOTAL	25,338,400.98	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on June 20, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on July 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of Class A ranked below its competitive median for 2006, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLO-UANN-1207
1.784744.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Global Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On June 20, 2007, shareholders of Fidelity® Advisor Global Capital Appreciation Fund approved a new management contract for the fund, effective July 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Morgan Stanley Capital InternationalSM All Country World Index (MSCI® ACWI). The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	20.88%	16.19%	7.37%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® All Country (AC) World Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Lead Portfolio Manager of Fidelity® Advisor Global Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%, while Canada did appreciably better, as measured by the 43.24% advance of the S&P/TSX Composite Index. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Institutional Class shares were up 20.88%, compared with a gain of 24.58% for the MSCI All Country World index. The fund underperformed the index mainly due to unrewarding stock selection in materials and financials, with detractors in these sectors coming from both the international and U.S. equity sleeves. Overweighting the strong materials sector and underweighting the weak financials group, however, helped offset some of that damage. Regionally, our positioning in the Japanese market detracted, as did our overweighting versus the index in U.S. stocks, which did not perform as well as their international counterparts. However, good stock picking in the U.S. sleeve - especially within information technology - more than offset that drag. Overall, the fund's biggest relative detractors were Catalyst Paper, a Canadian materials company; Countrywide Financial, a large U.S. mortgage originator; and Sears Holdings, the large U.S. retail store chain. Contributions to the fund's relative results included U.S.-based Fluor, a global engineering and construction company; and Saskatchewan Wheat Pool, a Canadian grain processor.

Note to shareholders: Sammy Simnegar will become Co-Manager of the fund on January 1, 2008, replacing Darren Maupin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,074.00	$ 7.84
Hypothetical A	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 1,072.70	$ 9.14
Hypothetical A	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 1,070.10	$ 11.74
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 1,070.00	$ 11.74
Hypothetical A	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 1,075.80	$ 6.54
Hypothetical A	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	3.4	0.0
Google, Inc. Class A (sub. vtg.) (United States of America, Internet Software & Services)	3.2	2.6
Kubota Corp. (Japan, Machinery)	2.7	1.0
Fluor Corp. (United States of America, Construction & Engineering)	2.3	1.3
Takeda Pharamaceutical Co. Ltd. (Japan, Pharmaceuticals)	2.3	0.2
	13.9
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	14.0	15.9
Materials	12.6	10.6
Energy	12.5	10.1
Industrials	11.1	9.2
Health Care	10.5	9.4
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	42.1	50.7
Japan	16.2	9.2
Canada	11.4	9.6
Hong Kong	3.4	0.0
Germany	2.8	2.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 90.7%	Stocks 92.3%
Bonds 0.6%	Bonds 1.5%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 6.2%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value
Argentina - 1.3%
Cresud S.A.C.I.F. y A. sponsored ADR	11,500	$ 283,820
Inversiones y Representaciones SA sponsored GDR (a)	6,100	108,946
Pampa Holding SA (a)	272,138	243,441
TOTAL ARGENTINA		636,207
Australia - 0.3%
ABB Grain Ltd.	15,812	111,309
Newcrest Mining Ltd.	805	24,539
TOTAL AUSTRALIA		135,848
Brazil - 0.0%
Bovespa Holding SA (a)	1,000	19,045
Canada - 11.4%
Absolut Resources Corp. (a)	58,000	60,813
Aquiline Resources, Inc. (a)	52,800	593,315
Aquiline Resources, Inc. (a)(f)	22,100	248,338
Canadian Natural Resources Ltd.	6,100	507,537
Canfor Corp. (a)	48,000	444,821
Catalyst Paper Corp. (a)	300,700	452,228
European Goldfields Ltd. (a)	83,500	567,751
Guyana Goldfields, Inc. (a)	15,400	159,024
IAMGOLD Corp.	70,100	614,730
NuVista Energy Ltd. (a)	10,000	155,899
ProEx Energy Ltd. (a)	19,100	295,138
Saskatchewan Wheat Pool, Inc. (a)(f)	38,600	522,053
Suncor Energy, Inc.	3,100	339,647
Trican Well Service Ltd.	28,700	607,922
TOTAL CANADA		5,569,216
Cayman Islands - 2.1%
ACE Ltd.	7,100	430,331
Apex Silver Mines Ltd. (a)	12,500	256,250
Hutchison Telecommunications International Ltd. (a)	242,000	345,408
TOTAL CAYMAN ISLANDS		1,031,989
Czech Republic - 1.3%
Philip Morris CR AS	1,270	662,543
France - 1.7%
Sanofi-Aventis sponsored ADR	18,900	831,789
Common Stocks - continued
	Shares	Value
Germany - 2.8%
E.ON AG	4,300	$ 839,790
Lanxess AG	10,300	514,383
TOTAL GERMANY		1,354,173
Hong Kong - 3.4%
Hutchison Whampoa Ltd.	131,000	1,650,601
Japan - 14.1%
Aioi Insurance Co. Ltd.	70,000	406,935
Canon, Inc.	5,300	268,021
Kose Corp.	24,400	626,353
Kubota Corp.	135,600	1,138,659
Kubota Corp. sponsored ADR	3,800	159,980
Millea Holdings, Inc.	10,412	408,775
Mitsui Marine & Fire Insurance Co. Ltd.	33,000	378,555
Nec Electronics Corp. (a)	2,000	54,807
Nissin Healthcare Food Service Co.	1,700	20,811
Parco Co. Ltd.	21,900	306,667
Seino Holdings Co. Ltd.	14,000	120,239
SFCG Co. Ltd.	2,970	492,725
Shinsei Bank Ltd.	284,000	920,721
Takeda Pharmaceutical Co. Ltd.	17,700	1,105,861
Tokyo Steel Manufacturing Co. Ltd.	8,000	110,956
Torii Pharmaceutical Co. Ltd.	5,000	88,133
Tsutsumi Jewelry Co. Ltd.	6,000	131,271
USS Co. Ltd.	2,060	134,960
TOTAL JAPAN		6,874,429
Netherlands - 1.6%
Koninklijke Philips Electronics NV	19,000	785,460
Netherlands Antilles - 1.8%
Schlumberger Ltd. (NY Shares)	9,400	907,758
Philippines - 1.1%
DMCI Holdings, Inc.	793,000	219,136
Semirara Mining Corp.	301,600	312,539
TOTAL PHILIPPINES		531,675
South Africa - 1.9%
Gold Fields Ltd. sponsored ADR	52,800	954,096
Switzerland - 1.4%
Actelion Ltd. (Reg.) (a)	13,630	677,205
Common Stocks - continued
	Shares	Value
Taiwan - 1.4%
Taiwan Mobile Co. Ltd.	506,000	$ 677,895
United States of America - 41.7%
AbitibiBowater, Inc.	29,168	999,296
AllianceBernstein Holding LP	4,400	375,892
American Express Co.	6,800	414,460
Apple, Inc. (a)	5,000	949,750
Bank of America Corp.	11,600	560,048
Becton, Dickinson & Co.	4,100	342,186
Chesapeake Energy Corp.	12,300	485,604
Cogent Communications Group, Inc. (a)	16,219	448,942
Corporate Executive Board Co.	6,700	477,375
Countrywide Financial Corp.	18,700	290,224
Crown Castle International Corp. (a)	8,000	328,560
Discovery Holding Co. Class A (a)	19,300	550,243
Dolan Media Co.	8,100	218,700
Equinix, Inc. (a)	6,400	746,624
Fluor Corp.	7,000	1,106,000
Genentech, Inc. (a)	6,240	462,571
Google, Inc. Class A (sub. vtg.) (a)	2,200	1,555,400
Hewlett-Packard Co.	18,400	950,912
Landstar System, Inc.	10,300	433,527
Microchip Technology, Inc.	9,200	305,164
Noble Energy, Inc.	12,400	949,096
Norfolk Southern Corp.	5,500	284,075
NRG Energy, Inc. (a)	18,000	821,880
Sears Holdings Corp. (a)(e)	6,000	808,740
Synthes, Inc.	7,232	902,829
The Chubb Corp.	14,200	757,570
The Walt Disney Co.	18,300	633,729
UnitedHealth Group, Inc.	3,720	182,838
Valero Energy Corp.	14,700	1,035,321
VCA Antech, Inc. (a)	11,400	524,970
Virgin Media, Inc.	27,551	609,153
Wells Fargo & Co.	15,600	530,556
Williams Partners LP	7,200	329,400
TOTAL UNITED STATES OF AMERICA		20,371,635
TOTAL COMMON STOCKS (Cost $37,954,495)		43,671,564
Preferred Stocks - 1.4%
	Shares	Value
Convertible Preferred Stocks - 0.4%
United States of America - 0.4%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	1,200	$ 204,791
Nonconvertible Preferred Stocks - 1.0%
Italy - 1.0%
Istituto Finanziario Industriale SpA (IFI) (a)	11,400	474,679
TOTAL PREFERRED STOCKS (Cost $637,636)		679,470
Government Obligations - 2.7%
		Principal Amount (d)
Japan - 2.1%
Japan Government 0.5953% to 0.6503% 11/5/07 to 1/21/08	JPY	$ 120,000,000	1,039,684
Switzerland - 0.6%
Switzerland Confederation 4.25% 1/8/08	CHF	312,000	270,195
TOTAL GOVERNMENT OBLIGATIONS (Cost $1,271,383)			1,309,879
Money Market Funds - 7.8%
	Shares
Fidelity Cash Central Fund, 4.97% (b)	2,987,851	2,987,851
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	817,150	817,150
TOTAL MONEY MARKET FUNDS (Cost $3,805,001)		3,805,001
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $43,668,515)		49,465,914
NET OTHER ASSETS - 1.2%		(571,198)
NET ASSETS - 100%		$ 48,894,716
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
64,013 AUD	Nov. 2007	$ 59,574	$ 1,751
67,840 CHF	Nov. 2007	58,631	984
242,870 EUR	Nov. 2007	351,958	6,161
113,249 GBP	Nov. 2007	235,339	4,602
27,104,661 JPY	Nov. 2007	235,412	4,063
		$ 940,914	$ 17,561

(Payable Amount $923,353)

The value of contracts to buy as a percentage of net assets - 1.9%
Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $770,391 or 1.6% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 136,672
Fidelity Securities Lending Cash Central Fund	14,515
Total	$ 151,187

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Assets		October 31, 2007
Investment in securities, at value (including securities loaned of $795,261) - See accompanying schedule: Unaffiliated issuers (cost $39,863,514)	$ 45,660,913
Fidelity Central Funds (cost $3,805,001)	3,805,001
Total Investments (cost $43,668,515)		$ 49,465,914
Receivable for investments sold		558,379
Unrealized appreciation on foreign currency contracts		17,561
Receivable for closed foreign currency contracts		5,520
Receivable for fund shares sold		90,070
Dividends receivable		45,870
Interest receivable		9,285
Distributions receivable from Fidelity Central Funds		13,617
Prepaid expenses		25
Receivable from investment adviser for expense reductions		50,771
Other receivables		2,848
Total assets		50,259,860

Liabilities
Payable to custodian bank	$ 41,899
Payable for investments purchased	237,532
Payable for fund shares redeemed	91,749
Accrued management fee	28,080
Distribution fees payable	20,362
Other affiliated payables	13,310
Other payables and accrued expenses	115,062
Collateral on securities loaned, at value	817,150
Total liabilities		1,365,144

Net Assets		$ 48,894,716
Net Assets consist of:
Paid in capital		$ 37,588,494
Undistributed net investment income		12,210
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,483,707
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,810,305
Net Assets		$ 48,894,716

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,999,515 ÷ 910,041 shares)	$ 15.38

Maximum offering price per share (100/94.25 of $15.38)	$ 16.32
Class T: Net Asset Value and redemption price per share ($22,038,594 ÷ 1,464,065 shares)	$ 15.05

Maximum offering price per share (100/96.50 of $15.05)	$ 15.60
Class B: Net Asset Value and offering price per share ($5,028,792 ÷ 350,625 shares)A	$ 14.34

Class C: Net Asset Value and offering price per share ($5,351,666 ÷ 372,668 shares)A	$ 14.36

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,476,149 ÷ 157,134 shares)	$ 15.76

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007
Investment Income
Dividends		$ 624,693
Interest		7,374
Income from Fidelity Central Funds		151,187
		783,254
Less foreign taxes withheld		(36,322)
Total income		746,932

Expenses
Management fee	$ 350,569
Transfer agent fees	156,724
Distribution fees	257,629
Accounting and security lending fees	27,239
Custodian fees and expenses	48,715
Independent trustees' compensation	170
Registration fees	58,713
Audit	60,227
Legal	4,507
Proxy Fees	66,160
Miscellaneous	449
Total expenses before reductions	1,031,102
Expense reductions	(179,298)	851,804
Net investment income (loss)		(104,872)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $9,231)	5,779,710
Foreign currency transactions	56,677
Total net realized gain (loss)		5,836,387
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,193)	3,360,081
Assets and liabilities in foreign currencies	18,201
Total change in net unrealized appreciation (depreciation)		3,378,282
Net gain (loss)		9,214,669
Net increase (decrease) in net assets resulting from operations		$ 9,109,797

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (104,872)	$ (129,151)
Net realized gain (loss)	5,836,387	10,213,621
Change in net unrealized appreciation (depreciation)	3,378,282	(5,808,262)
Net increase (decrease) in net assets resulting from operations	9,109,797	4,276,208
Distributions to shareholders from net investment income	-	(48,426)
Distributions to shareholders from net realized gain	(7,528,976)	(68,744)
Total distributions	(7,528,976)	(117,170)
Share transactions - net increase (decrease)	(4,022,385)	(5,374,003)
Redemption fees	1,520	2,963
Total increase (decrease) in net assets	(2,440,044)	(1,212,002)

Net Assets
Beginning of period	51,334,760	52,546,762
End of period (including undistributed net investment income of $12,210 and undistributed net investment income of $0, respectively)	$ 48,894,716	$ 51,334,760

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 13.68	$ 11.88	$ 10.73	$ 8.62
Income from Investment Operations
Net investment income (loss) C	.01	.01	.05	(.04)	(.02)
Net realized and unrealized gain (loss)	2.69	1.20	1.75	1.19	2.13
Total from investment operations	2.70	1.21	1.80	1.15	2.11
Distributions from net investment income	-	(.04)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.06)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 15.38	$ 14.83	$ 13.68	$ 11.88	$ 10.73
Total Return A, B	20.55%	8.86%	15.15%	10.72%	24.48%
Ratios to Average Net Assets D, F
Expenses before reductions	1.81%	1.69%	1.76%	1.97%	2.25%
Expenses net of fee waivers, if any	1.50%	1.50%	1.56%	1.75%	1.76%
Expenses net of all reductions	1.45%	1.46%	1.54%	1.72%	1.73%
Net investment income (loss)	.06%	.06%	.39%	(.33)%	(.27)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,000	$ 10,956	$ 10,101	$ 8,450	$ 4,436
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.59	$ 13.46	$ 11.71	$ 10.61	$ 8.54
Income from Investment Operations
Net investment income (loss) C	(.03)	(.03)	.02	(.07)	(.05)
Net realized and unrealized gain (loss)	2.64	1.19	1.73	1.17	2.12
Total from investment operations	2.61	1.16	1.75	1.10	2.07
Distributions from net investment income	-	(.01)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.03)	-	-	-
Redemption fees added to paid in capital C	- G	-G	-G	-G	-
Net asset value, end of period	$ 15.05	$ 14.59	$ 13.46	$ 11.71	$ 10.61
Total Return A, B	20.24%	8.62%	14.94%	10.37%	24.24%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	1.99%	2.09%	2.39%	2.65%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.01%
Expenses net of all reductions	1.71%	1.71%	1.79%	1.97%	1.98%
Net investment income (loss)	(.19)%	(.19)%	.14%	(.58)%	(.52)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,039	$ 26,780	$ 28,786	$ 20,966	$ 17,334
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.06	$ 13.01	$ 11.38	$ 10.36	$ 8.38
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.04)	(.12)	(.09)
Net realized and unrealized gain (loss)	2.52	1.15	1.67	1.14	2.07
Total from investment operations	2.43	1.05	1.63	1.02	1.98
Distributions from net realized gain	(2.15)	-	-	-	-
Total distributions	(2.15)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 14.34	$ 14.06	$ 13.01	$ 11.38	$ 10.36
Total Return A, B	19.65%	8.07%	14.32%	9.85%	23.63%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.52%	2.61%	3.00%	3.25%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.20%	2.22%	2.29%	2.47%	2.47%
Net investment income (loss)	(.69)%	(.69)%	(.36)%	(1.08)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,029	$ 5,788	$ 6,464	$ 5,575	$ 4,918
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 14.08	$ 13.02	$ 11.39	$ 10.38	$ 8.39
Income from Investment Operations
Net investment income (loss) C	(.09)	(.10)	(.05)	(.12)	(.09)
Net realized and unrealized gain (loss)	2.52	1.16	1.68	1.13	2.08
Total from investment operations	2.43	1.06	1.63	1.01	1.99
Distributions from net realized gain	(2.15)	-	-	-	-
Total distributions	(2.15)	-	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	-G	-
Net asset value, end of period	$ 14.36	$ 14.08	$ 13.02	$ 11.39	$ 10.38
Total Return A, B	19.62%	8.14%	14.31%	9.73%	23.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.57%	2.50%	2.59%	2.87%	3.10%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.20%	2.21%	2.29%	2.47%	2.47%
Net investment income (loss)	(.69)%	(.69)%	(.36)%	(1.08)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,352	$ 5,348	$ 5,396	$ 3,959	$ 3,190
Portfolio turnover rate E	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.11	$ 13.93	$ 12.06	$ 10.88	$ 8.68
Income from Investment Operations
Net investment income (loss) B	.05	.05	.09	(.01)	-
Net realized and unrealized gain (loss)	2.75	1.22	1.78	1.19	2.20
Total from investment operations	2.80	1.27	1.87	1.18	2.20
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	(2.15)	(.02)	-	-	-
Total distributions	(2.15)	(.09)	-	-	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 15.76	$ 15.11	$ 13.93	$ 12.06	$ 10.88
Total Return A	20.88%	9.15%	15.51%	10.85%	25.35%
Ratios to Average Net Assets C, E
Expenses before reductions	1.43%	1.29%	1.42%	1.55%	1.87%
Expenses net of fee waivers, if any	1.25%	1.25%	1.31%	1.50%	1.50%
Expenses net of all reductions	1.20%	1.21%	1.29%	1.47%	1.48%
Net investment income (loss)	.31%	.31%	.64%	(.08)%	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,476	$ 2,464	$ 1,800	$ 1,187	$ 175
Portfolio turnover rate D	102%	251%	52%	59%	53%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

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3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and income distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts of prior periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, certain foreign taxes and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 7,175,946
Unrealized depreciation	(2,336,575)
Net unrealized appreciation (depreciation)	4,839,371
Undistributed ordinary income	4,438,957
Undistributed long-term capital gain	1,180,989

Cost for federal income tax purposes	$ 44,626,543

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ -	$ 117,170
Long-term Capital Gains	7,528,976	-
Total	$ 7,528,976	$ 117,170

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement

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4. Operating Policies - continued

Repurchase Agreements - continued

(including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,258,803 and $60,696,048, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on June 20, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of ..20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on July 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (June, 2008). Subsequent months will be added until the performance period includes 36 months.

For the period, the total annual management fee rate was .71% of the Fund's average net assets.

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage ofeach class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,470	$ 2,536
Class T	.25%	.25%	120,948	122
Class B	.75%	.25%	53,122	39,851
Class C	.75%	.25%	53,089	6,517
			$ 257,629	$ 49,026

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,500
Class T	4,305
Class B*	9,526
Class C*	3,506
$ 23,837

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

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6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 38,118.31
Class T	80,250.33
Class B	17,008.32
Class C	17,047.32
Institutional Class	4,301.18
	$ 156,724

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $261 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $105 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

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Notes to Financial Statements - continued

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $14,515.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 38,226
Class T	1.75%	79,562
Class B	2.25%	17,172
Class C	2.25%	17,017
Institutional Class	1.25%	4,317
		$ 156,294

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,043 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

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10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ -	$ 27,948
Class T	-	12,729
Institutional Class	-	7,749
Total	$ -	$ 48,426
From net realized gain
Class A	$ 1,605,953	$ 17,372
Class T	3,892,392	48,789
Class B	859,727	-
Class C	818,416	-
Institutional Class	352,488	2,583
Total	$ 7,528,976	$ 68,744

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Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	317,426	338,926	$ 4,551,831	$ 4,991,381
Reinvestment of distributions	117,030	3,052	1,549,483	44,044
Shares redeemed	(262,944)	(342,002)	(3,684,586)	(4,955,841)
Net increase (decrease)	171,512	(24)	$ 2,416,728	$ 79,584
Class T
Shares sold	275,123	466,972	$ 3,836,949	$ 6,780,148
Reinvestment of distributions	296,053	4,267	3,842,771	60,712
Shares redeemed	(942,615)	(775,038)	(13,037,243)	(11,207,562)
Net increase (decrease)	(371,439)	(303,799)	$ (5,357,523)	$ (4,366,702)
Class B
Shares sold	54,071	98,474	$ 718,841	$ 1,390,516
Reinvestment of distributions	62,934	-	781,643	-
Shares redeemed	(178,017)	(183,857)	(2,365,148)	(2,543,722)
Net increase (decrease)	(61,012)	(85,383)	$ (864,664)	$ (1,153,206)
Class C
Shares sold	79,702	101,868	$ 1,057,436	$ 1,419,609
Reinvestment of distributions	60,320	-	750,384	-
Shares redeemed	(147,310)	(136,265)	(1,939,803)	(1,876,045)
Net increase (decrease)	(7,288)	(34,397)	$ (131,983)	$ (456,436)
Institutional Class
Shares sold	10,485	74,429	$ 151,256	$ 1,122,565
Reinvestment of distributions	13,152	587	177,952	8,618
Shares redeemed	(29,545)	(41,218)	(414,151)	(608,426)
Net increase (decrease)	(5,908)	33,798	$ (84,943)	$ 522,757

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007- present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Investment Trust. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005- present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Global Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Global Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Global Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Global Capital Appreciation. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor Global Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Global Capital Appreciation. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Global Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Global Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Global Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of the fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Global Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Global Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.00	$1.831

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $1,203,299, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 20, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 2

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Global Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	18,745,624.96	73.981
Against	3,491,395.81	13.779
Abstain	3,101,380.21	12.240
TOTAL	25,338,400.98	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Global Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Global Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of Institutional Class (Class I) of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on June 20, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on July 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of Class A ranked below its competitive median for 2006, the total expenses of each of Class B and Class C ranked equal to its competitive median for 2006, and the total expenses of each of Class T and Institutional Class ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-UANN-1207
1.784745.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor International Capital Appreciation Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Morgan Stanley Capital InternationalSM All Country World (MSCI® ACWI) ex USA Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	17.58%	17.07%	9.92%
Class T (incl. 3.50% sales charge)	20.11%	17.36%	9.97%
Class B (incl. contingent deferred sales charge) B	18.85%	17.29%	9.96%
Class C (incl. contingent deferred sales charge) C	22.85%	17.60%	9.78%

A From November 3, 1997.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity® Advisor International Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Class A, Class T, Class B and Class C shares produced solid absolute returns of 24.76%, 24.47%, 23.85% and 23.85%, respectively (excluding sales charges), for the year. These results trailed the 32.60% advance of the MSCI All Country World ex USA index, mainly due to unrewarding stock selection. I held big stakes in two North American pulp and paper companies - Catalyst Paper and AbitibiBowater - believing they would benefit from consolidation in this over-capacity industry. Both stocks disappointed and were a significant drag on relative performance. Unproductive stock selection in financials - especially Japan's Shinsei Bank and U.K. reinsurance broker Benfield Group - also hurt, as did Japanese farm equipment manufacturer Kubota and positions in cash and sovereign bonds. Upside performance came from several stocks with leverage to global agriculture, which benefited from favorable supply/demand dynamics. Among the top contributors were Saskatchewan Wheat Pool, a dominant player in Canada's grain business; two large makers of farm equipment - U.S.-based Deere & Co. and Netherlands-based CNH Global; and Fiat, the Italian automaker. Some of the stocks I've mentioned were sold by period end.

Note to shareholders: Sammy Simnegar will become Portfolio Manager of the fund on January 1, 2008, replacing Darren Maupin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,065.10	$ 7.76
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class T
Actual	$ 1,000.00	$ 1,063.70	$ 8.84
HypotheticalA	$ 1,000.00	$ 1,016.64	$ 8.64
Class B
Actual	$ 1,000.00	$ 1,061.10	$ 11.64
HypotheticalA	$ 1,000.00	$ 1,013.91	$ 11.37
Class C
Actual	$ 1,000.00	$ 1,060.90	$ 11.48
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 11.22
Institutional Class
Actual	$ 1,000.00	$ 1,066.80	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.49%
Class T	1.70%
Class B	2.24%
Class C	2.21%
Institutional Class	1.16%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	5.8	0.0
Kubota Corp. (Japan, Machinery)	4.7	1.9
Takeda Pharamaceutical Co. Ltd. (Japan, Pharmaceuticals)	4.0	0.3
Gold Fields Ltd. (South Africa, Metals & Mining)	4.0	4.9
AbitibiBowater, Inc. (United States of America, Paper & Forest Products)	3.7	0.0
	22.2
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	22.6	20.9
Health Care	13.0	7.5
Financials	12.5	9.3
Industrials	10.9	9.4
Energy	8.7	9.2
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	29.4	17.8
Canada	20.2	18.5
United States of America	9.4	10.7
Hong Kong	5.8	0.0
Germany	4.9	4.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 91.2%	Stocks 88.4%
Bonds 1.1%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.7%	Short-Term Investments and Net Other Assets 10.6%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value
Argentina - 2.3%
Cresud S.A.C.I.F. y A. sponsored ADR (e)	175,138	$ 4,322,406
Inversiones y Representaciones SA sponsored GDR (a)	92,500	1,652,050
Pampa Holding SA (a)	3,998,420	3,576,780
TOTAL ARGENTINA		9,551,236
Australia - 0.5%
ABB Grain Ltd.	237,122	1,669,220
Newcrest Mining Ltd.	9,965	303,767
TOTAL AUSTRALIA		1,972,987
Canada - 20.2%
Absolut Resources Corp. (a)	995,000	1,043,264
Aquiline Resources, Inc. (a)	814,800	9,155,929
Aquiline Resources, Inc. (a)(f)	354,100	3,979,031
Canadian Natural Resources Ltd.	90,100	7,496,564
Canfor Corp. (a)	730,700	6,771,473
Catalyst Paper Corp. (a)	4,595,600	6,911,409
European Goldfields Ltd. (a)	1,278,100	8,690,322
Guyana Goldfields, Inc. (a)	227,800	2,352,309
IAMGOLD Corp.	1,037,200	9,095,548
NuVista Energy Ltd. (a)	147,900	2,305,749
ProEx Energy Ltd. (a)	286,500	4,427,065
Saskatchewan Wheat Pool, Inc. (a)	8,400	113,607
Saskatchewan Wheat Pool, Inc. (a)(f)	596,400	8,066,117
Suncor Energy, Inc.	45,500	4,985,146
Trican Well Service Ltd.	424,200	8,985,384
TOTAL CANADA		84,378,917
Cayman Islands - 2.2%
Apex Silver Mines Ltd. (a)	189,900	3,892,950
Hutchison Telecommunications International Ltd. (a)	3,676,000	5,246,772
TOTAL CAYMAN ISLANDS		9,139,722
Czech Republic - 2.5%
Philip Morris CR AS	20,075	10,472,880
France - 3.0%
Sanofi-Aventis sponsored ADR (e)	279,600	12,305,196
Germany - 4.9%
E.ON AG	64,700	12,635,910
Lanxess AG	157,100	7,845,595
TOTAL GERMANY		20,481,505
Common Stocks - continued
	Shares	Value
Hong Kong - 5.8%
Hutchison Whampoa Ltd.	1,934,000	$ 24,368,401
Japan - 24.9%
Aioi Insurance Co. Ltd.	1,037,000	6,028,453
Canon, Inc.	79,700	4,030,429
Kose Corp. (e)	376,100	9,654,570
Kubota Corp.	2,026,000	17,012,710
Kubota Corp. sponsored ADR	58,300	2,454,430
Millea Holdings, Inc.	152,768	5,997,672
Mitsui Marine & Fire Insurance Co. Ltd.	491,000	5,632,434
Nec Electronics Corp. (a)	30,200	827,580
Nissin Healthcare Food Service Co.	37,700	461,505
Parco Co. Ltd.	340,500	4,768,046
Seino Holdings Co. Ltd.	211,000	1,812,174
SFCG Co. Ltd.	44,330	7,354,380
Shinsei Bank Ltd.	4,253,000	13,788,125
Takeda Pharmaceutical Co. Ltd.	269,200	16,819,083
Tokyo Steel Manufacturing Co. Ltd.	120,200	1,667,119
Torii Pharmaceutical Co. Ltd.	76,800	1,353,724
Tsutsumi Jewelry Co. Ltd.	90,600	1,982,186
USS Co. Ltd.	31,550	2,066,992
TOTAL JAPAN		103,711,612
Korea (South) - 0.0%
Samwhan Corp.	10	335
Netherlands - 2.8%
Koninklijke Philips Electronics NV (e)	284,200	11,748,828
Philippines - 2.0%
DMCI Holdings, Inc.	12,042,000	3,327,668
Semirara Mining Corp.	4,601,500	4,768,394
TOTAL PHILIPPINES		8,096,062
South Africa - 4.0%
Gold Fields Ltd.	140,700	2,542,449
Gold Fields Ltd. sponsored ADR	789,700	14,269,879
TOTAL SOUTH AFRICA		16,812,328
Switzerland - 2.4%
Actelion Ltd. (Reg.) (a)	204,100	10,140,685
Taiwan - 2.5%
Taiwan Mobile Co. Ltd.	7,812,000	10,465,837
Common Stocks - continued
	Shares	Value
United States of America - 9.4%
AbitibiBowater, Inc. (e)	443,951	$ 15,209,761
Deere & Co.	800	123,920
Synthes, Inc.	110,016	13,734,191
Virgin Media, Inc.	458,490	10,137,214
TOTAL UNITED STATES OF AMERICA		39,205,086
TOTAL COMMON STOCKS (Cost $341,373,385)		372,851,617
Nonconvertible Preferred Stocks - 1.8%

Italy - 1.8%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $7,010,136)	179,700	7,482,441
Government Obligations - 5.6%
		Principal Amount (d)
Japan - 4.5%
Japan Government 0.5953% to 0.6503% 11/5/07 to 1/21/08	JPY	2,150,000,000	18,627,309
Switzerland - 1.1%
Switzerland Confederation 4.25% 1/8/08	CHF	5,573,000	4,826,277
TOTAL GOVERNMENT OBLIGATIONS (Cost $22,770,599)			23,453,586
Money Market Funds - 6.2%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	9,932,507	$ 9,932,507
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	16,078,670	16,078,670
TOTAL MONEY MARKET FUNDS (Cost $26,011,177)		26,011,177
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $397,165,297)		429,798,821
NET OTHER ASSETS - (3.0)%		(12,456,471)
NET ASSETS - 100%		$ 417,342,350
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
885,642 AUD	Nov. 2007	$ 824,229	$ 24,229
941,448 CHF	Nov. 2007	813,651	13,651
3,020,108 EUR	Nov. 2007	4,376,622	76,622
1,374,274 GBP	Nov. 2007	2,855,839	55,839
292,897,500 JPY	Nov. 2007	2,543,906	43,906
		$ 11,414,247	$ 214,247

(Payable Amount $11,200,000)
The value of contracts to buy as a percentage of net assets - 2.7%

Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,045,148 or 2.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,545,973
Fidelity Securities Lending Cash Central Fund	432,880
Total	$ 1,978,853

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $15,288,536) - See accompanying schedule: Unaffiliated issuers (cost $371,154,120)	$ 403,787,644
Fidelity Central Funds (cost $26,011,177)	26,011,177
Total Investments (cost $397,165,297)		$ 429,798,821
Receivable for investments sold		8,742,692
Unrealized appreciation on foreign currency contracts		214,247
Receivable for fund shares sold		177,950
Dividends receivable		520,161
Interest receivable		165,858
Distributions receivable from Fidelity Central Funds		74,076
Prepaid expenses		212
Other receivables		38,645
Total assets		439,732,662

Liabilities
Payable for investments purchased	$ 4,368,614
Payable for fund shares redeemed	930,997
Accrued management fee	242,733
Distribution fees payable	184,798
Other affiliated payables	111,586
Other payables and accrued expenses	472,914
Collateral on securities loaned, at value	16,078,670
Total liabilities		22,390,312

Net Assets		$ 417,342,350
Net Assets consist of:
Paid in capital		$ 295,855,525
Undistributed net investment income		315,878
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,421,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,749,469
Net Assets		$ 417,342,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($113,579,162 ÷ 6,093,662 shares)	$ 18.64

Maximum offering price per share (100/94.25 of $18.64)	$ 19.78
Class T: Net Asset Value and redemption price per share ($179,989,719 ÷ 9,792,850 shares)	$ 18.38

Maximum offering price per share (100/96.50 of $18.38)	$ 19.05
Class B: Net Asset Value and offering price per share ($40,013,139 ÷ 2,305,253 shares)A	$ 17.36

Class C: Net Asset Value and offering price per share ($66,297,673 ÷ 3,805,577 shares)A	$ 17.42

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,462,657 ÷ 895,821 shares)	$ 19.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 6,429,744
Interest		94,421
Income from Fidelity Central Funds (including $432,880 from security lending)		1,978,853
		8,503,018
Less foreign taxes withheld		(623,465)
Total income		7,879,553

Expenses
Management fee	$ 3,134,900
Transfer agent fees	1,227,776
Distribution fees	2,378,420
Accounting and security lending fees	236,815
Custodian fees and expenses	196,541
Independent trustees' compensation	1,515
Registration fees	85,210
Audit	85,542
Legal	13,931
Miscellaneous	316,276
Total expenses before reductions	7,676,926
Expense reductions	(340,867)	7,336,059
Net investment income (loss)		543,494
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $143,675)	88,903,766
Foreign currency transactions	732,166
Total net realized gain (loss)		89,635,932
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $95,467)	5,888,253
Assets and liabilities in foreign currencies	391,523
Total change in net unrealized appreciation (depreciation)		6,279,776
Net gain (loss)		95,915,708
Net increase (decrease) in net assets resulting from operations		$ 96,459,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 543,494	$ 2,266,586
Net realized gain (loss)	89,635,932	89,037,741
Change in net unrealized appreciation (depreciation)	6,279,776	(5,423,613)
Net increase (decrease) in net assets resulting from operations	96,459,202	85,880,714
Distributions to shareholders from net investment income	(1,726,224)	(3,614,527)
Distributions to shareholders from net realized gain	(71,372,564)	(64,341,523)
Total distributions	(73,098,788)	(67,956,050)
Share transactions - net increase (decrease)	(47,012,739)	(241,477,433)
Redemption fees	75,033	71,076
Total increase (decrease) in net assets	(23,577,292)	(223,481,693)

Net Assets
Beginning of period	440,919,642	664,401,335
End of period (including undistributed net investment income of $315,878 and undistributed net investment income of $2,185,614, respectively)	$ 417,342,350	$ 440,919,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.79	$ 17.38	$ 15.40	$ 14.47	$ 10.93
Income from Investment Operations
Net investment income (loss) C	.07	.12	.12	.01	- G
Net realized and unrealized gain (loss)	3.81	2.73	1.86	.92	3.54
Total from investment operations	3.88	2.85	1.98	.93	3.54
Distributions from net investment income	(.12)	(.20)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(3.03) H	(2.44)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 18.64	$ 17.79	$ 17.38	$ 15.40	$ 14.47
Total Return A,B	24.76%	17.62%	12.86%	6.43%	32.39%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.43%	1.44%	1.48%	1.59%
Expenses net of fee waivers, if any	1.47%	1.43%	1.44%	1.48%	1.59%
Expenses net of all reductions	1.39%	1.32%	1.30%	1.40%	1.54%
Net investment income (loss)	.39%	.70%	.71%	.06%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,579	$ 110,240	$ 113,809	$ 103,606	$ 41,867
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 17.18	$ 15.26	$ 14.38	$ 10.88
Income from Investment Operations
Net investment income (loss) C	.03	.08	.08	(.03)	(.03)
Net realized and unrealized gain (loss)	3.76	2.70	1.84	.91	3.53
Total from investment operations	3.79	2.78	1.92	.88	3.50
Distributions from net investment income	(.07)	(.15)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(2.98) H	(2.39)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 18.38	$ 17.57	$ 17.18	$ 15.26	$ 14.38
Total Return A,B	24.47%	17.38%	12.58%	6.12%	32.17%
Ratios to Average Net Assets D,F
Expenses before reductions	1.69%	1.65%	1.67%	1.74%	1.85%
Expenses net of fee waivers, if any	1.69%	1.65%	1.67%	1.74%	1.85%
Expenses net of all reductions	1.61%	1.54%	1.53%	1.66%	1.79%
Net investment income (loss)	.18%	.48%	.47%	(.20)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,990	$ 188,320	$ 216,717	$ 216,588	$ 149,514
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 16.46	$ 14.70	$ 13.94	$ 10.61
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.02)	(.12)	(.09)
Net realized and unrealized gain (loss)	3.57	2.57	1.78	.88	3.42
Total from investment operations	3.51	2.55	1.76	.76	3.33
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(2.87)	(2.24)	-	-	-
Total distributions	(2.87) H	(2.29)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 17.36	$ 16.72	$ 16.46	$ 14.70	$ 13.94
Total Return A,B	23.85%	16.58%	11.97%	5.45%	31.39%
Ratios to Average Net Assets D,F
Expenses before reductions	2.24%	2.26%	2.27%	2.35%	2.42%
Expenses net of fee waivers, if any	2.24%	2.25%	2.27%	2.35%	2.42%
Expenses net of all reductions	2.17%	2.14%	2.13%	2.27%	2.37%
Net investment income (loss)	(.38)%	(.13)%	(.13)%	(.80)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,013	$ 51,661	$ 57,168	$ 59,985	$ 50,358
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 16.52	$ 14.74	$ 13.96	$ 10.62
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	- G	(.10)	(.08)
Net realized and unrealized gain (loss)	3.57	2.60	1.78	.88	3.42
Total from investment operations	3.52	2.59	1.78	.78	3.34
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(2.90) H	(2.31)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 17.42	$ 16.80	$ 16.52	$ 14.74	$ 13.96
Total Return A,B	23.85%	16.75%	12.08%	5.59%	31.45%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.16%	2.17%	2.21%	2.33%
Expenses net of fee waivers, if any	2.19%	2.16%	2.17%	2.21%	2.33%
Expenses net of all reductions	2.12%	2.05%	2.04%	2.12%	2.28%
Net investment income (loss)	(.33)%	(.03)%	(.03)%	(.66)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,298	$ 66,162	$ 67,429	$ 76,412	$ 58,560
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.46	$ 17.70	$ 15.65	$ 14.70	$ 11.08
Income from Investment Operations
Net investment income (loss) B	.13	.20	.16	.05	.04
Net realized and unrealized gain (loss)	3.97	2.80	1.89	.94	3.58
Total from investment operations	4.10	3.00	2.05	.99	3.62
Distributions from net investment income	(.17)	-	-	(.04)	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(3.07) G	(2.24)	-	(.04)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 19.49	$ 18.46	$ 17.70	$ 15.65	$ 14.70
Total Return A	25.16%	18.09%	13.10%	6.75%	32.67%
Ratios to Average Net Assets C,E
Expenses before reductions	1.14%	1.04%	1.23%	1.21%	1.28%
Expenses net of fee waivers, if any	1.14%	1.04%	1.23%	1.21%	1.28%
Expenses net of all reductions	1.07%	.93%	1.09%	1.13%	1.22%
Net investment income (loss)	.72%	1.08%	.92%	.34%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,463	$ 24,536	$ 209,278	$ 210,160	$ 246,623
Portfolio turnover rate D	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,860,036
Unrealized depreciation	(26,088,379)
Net unrealized appreciation (depreciation)	17,771,657
Undistributed ordinary income	61,700,087
Undistributed long-term capital gain	25,200,880

Cost for federal income tax purposes	$ 412,027,164

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 8,592,674	$ 3,614,527
Long-term Capital Gains	64,506,114	64,341,523
Total	$ 73,098,788	$ 67,956,050

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a

Annual Report

Notes to Financial Statements - continued

4. Operating Policies - continued

Forward Foreign Currency Contracts - continued

previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $586,680,503 and $733,027,024, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July 2008). Subsequent months will be added until the performance period includes 36 months.

For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 298,686	$ 13,003
Class T	.25%	.25%	947,352	6,336
Class B	.75%	.25%	464,321	348,633
Class C	.75%	.25%	668,061	32,030
			$ 2,378,420	$ 400,002

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,764
Class T	10,314
Class B*	67,173
Class C*	2,330
$ 103,581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 360,637.30
Class T	498,512.26
Class B	146,400.32
Class C	179,681.27
Institutional Class	42,546.22
	$ 1,227,776

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $396 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $940 and

Annual Report

7. Committed Line of Credit - continued

is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $312,177 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,243. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 6,615
Class T	4,034
Class B	114
Class C	289
$ 11,052

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the

Annual Report

Notes to Financial Statements - continued

10. Other - continued

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 741,807	$ 1,314,737
Class T	779,904	1,864,533
Class B	-	174,253
Class C	-	261,004
Institutional Class	204,513	-
Total	$ 1,726,224	$ 3,614,527

Annual Report

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended October 31,	2007	2006
From net realized gain
Class A	$ 17,507,820	$ 14,579,264
Class T	30,595,453	27,296,712
Class B	8,539,459	7,653,477
Class C	11,153,317	8,994,200
Institutional Class	3,576,515	5,817,870
Total	$ 71,372,564	$ 64,341,523

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,473,487	1,988,269	$ 42,784,764	$ 34,527,258
Reinvestment of distributions	1,076,085	891,958	17,077,468	14,610,279
Shares redeemed	(3,652,624)	(3,230,754)	(63,819,065)	(55,819,320)
Net increase (decrease)	(103,052)	(350,527)	$ (3,956,833)	$ (6,681,783)
Class T
Shares sold	1,816,120	2,402,743	$ 30,886,267	$ 41,319,563
Reinvestment of distributions	1,951,860	1,751,812	30,605,163	28,379,356
Shares redeemed	(4,694,918)	(6,046,800)	(80,369,952)	(103,769,435)
Net increase (decrease)	(926,938)	(1,892,245)	$ (18,878,522)	$ (34,070,516)
Class B
Shares sold	202,050	302,431	$ 3,191,835	$ 4,930,361
Reinvestment of distributions	474,419	418,785	7,059,355	6,495,355
Shares redeemed	(1,460,360)	(1,105,832)	(23,561,432)	(18,120,098)
Net increase (decrease)	(783,891)	(384,616)	$ (13,310,242)	$ (6,694,382)
Class C
Shares sold	408,629	563,695	$ 6,500,495	$ 9,212,921
Reinvestment of distributions	649,627	507,393	9,698,929	7,900,111
Shares redeemed	(1,190,743)	(1,214,249)	(19,242,229)	(19,964,214)
Net increase (decrease)	(132,487)	(143,161)	$ (3,042,805)	$ (2,851,182)
Institutional Class
Shares sold	112,415	476,544	$ 1,997,164	$ 8,549,810
Reinvestment of distributions	179,235	255,142	2,966,333	4,319,555
Shares redeemed	(724,750)	(11,226,497)	(12,787,834)	(204,048,935)
Net increase (decrease)	(433,100)	(10,494,811)	$ (7,824,337)	$ (191,179,570)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor International Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor International Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/2007	12/7/2007	$.048	$3.871
Class T	12/10/2007	12/7/2007	$.008	$3.871
Class B	12/10/2007	12/7/2007	$.000	$3.749
Class C	12/10/2007	12/7/2007	$.000	$3.803

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $25,229,649, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 48%; Class T designated 54%; Class B 75%; and Class C designates 67% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/2006	$.303	$.0219
Class T	12/11/2006	$.268	$.0219
Class B	12/11/2006	$.192	$.0219
Class C	12/11/2006	$.216	$.0219

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 3

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor International Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	166,226,982.26	73.015
Against	41,915,985.95	18.412
Abstain	19,517,457.32	8.573
TOTAL	227,660,425.53	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAP-UANN-1207
1.784754.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On July 18, 2007, shareholders of Fidelity® Advisor International Capital Appreciation Fund approved a new management contract for the fund, effective August 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Morgan Stanley Capital InternationalSM All Country World (MSCI® ACWI) ex USA Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fundA
Institutional Class	25.16%	18.81%	10.93%

A From November 3, 1997.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Darren Maupin, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered U.K. stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

The fund's Institutional Class shares were up 25.16% for the year, but trailed the 32.60% advance of the MSCI All Country World ex USA index, mainly due to unrewarding stock selection. I held big stakes in two North American pulp and paper companies - Catalyst Paper and AbitibiBowater - believing they would benefit from consolidation in this over-capacity industry. Both stocks disappointed and were a significant drag on relative performance. Unproductive stock selection in financials - especially Japan's Shinsei Bank and U.K. reinsurance broker Benfield Group - also hurt, as did Japanese farm equipment manufacturer Kubota and positions in cash and sovereign bonds. Upside performance came from several stocks with leverage to global agriculture, which benefited from favorable supply/demand dynamics. Among the top contributors were Saskatchewan Wheat Pool, a dominant player in Canada's grain business; two large makers of farm equipment - U.S.-based Deere & Co. and Netherlands-based CNH Global; and Fiat, the Italian automaker. Some of the stocks I've mentioned were sold by period end.

Note to shareholders: Sammy Simnegar will become Portfolio Manager of the fund on January 1, 2008, replacing Darren Maupin.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,065.10	$ 7.76
HypotheticalA	$ 1,000.00	$ 1,017.69	$ 7.58
Class T
Actual	$ 1,000.00	$ 1,063.70	$ 8.84
HypotheticalA	$ 1,000.00	$ 1,016.64	$ 8.64
Class B
Actual	$ 1,000.00	$ 1,061.10	$ 11.64
HypotheticalA	$ 1,000.00	$ 1,013.91	$ 11.37
Class C
Actual	$ 1,000.00	$ 1,060.90	$ 11.48
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 11.22
Institutional Class
Actual	$ 1,000.00	$ 1,066.80	$ 6.04
HypotheticalA	$ 1,000.00	$ 1,019.36	$ 5.90

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.49%
Class T	1.70%
Class B	2.24%
Class C	2.21%
Institutional Class	1.16%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd. (Hong Kong, Industrial Conglomerates)	5.8	0.0
Kubota Corp. (Japan, Machinery)	4.7	1.9
Takeda Pharamaceutical Co. Ltd. (Japan, Pharmaceuticals)	4.0	0.3
Gold Fields Ltd. (South Africa, Metals & Mining)	4.0	4.9
AbitibiBowater, Inc. (United States of America, Paper & Forest Products)	3.7	0.0
	22.2
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	22.6	20.9
Health Care	13.0	7.5
Financials	12.5	9.3
Industrials	10.9	9.4
Energy	8.7	9.2
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	29.4	17.8
Canada	20.2	18.5
United States of America	9.4	10.7
Hong Kong	5.8	0.0
Germany	4.9	4.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 91.2%	Stocks 88.4%
Bonds 1.1%	Bonds 1.0%
Short-Term Investments and Net Other Assets 7.7%	Short-Term Investments and Net Other Assets 10.6%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value
Argentina - 2.3%
Cresud S.A.C.I.F. y A. sponsored ADR (e)	175,138	$ 4,322,406
Inversiones y Representaciones SA sponsored GDR (a)	92,500	1,652,050
Pampa Holding SA (a)	3,998,420	3,576,780
TOTAL ARGENTINA		9,551,236
Australia - 0.5%
ABB Grain Ltd.	237,122	1,669,220
Newcrest Mining Ltd.	9,965	303,767
TOTAL AUSTRALIA		1,972,987
Canada - 20.2%
Absolut Resources Corp. (a)	995,000	1,043,264
Aquiline Resources, Inc. (a)	814,800	9,155,929
Aquiline Resources, Inc. (a)(f)	354,100	3,979,031
Canadian Natural Resources Ltd.	90,100	7,496,564
Canfor Corp. (a)	730,700	6,771,473
Catalyst Paper Corp. (a)	4,595,600	6,911,409
European Goldfields Ltd. (a)	1,278,100	8,690,322
Guyana Goldfields, Inc. (a)	227,800	2,352,309
IAMGOLD Corp.	1,037,200	9,095,548
NuVista Energy Ltd. (a)	147,900	2,305,749
ProEx Energy Ltd. (a)	286,500	4,427,065
Saskatchewan Wheat Pool, Inc. (a)	8,400	113,607
Saskatchewan Wheat Pool, Inc. (a)(f)	596,400	8,066,117
Suncor Energy, Inc.	45,500	4,985,146
Trican Well Service Ltd.	424,200	8,985,384
TOTAL CANADA		84,378,917
Cayman Islands - 2.2%
Apex Silver Mines Ltd. (a)	189,900	3,892,950
Hutchison Telecommunications International Ltd. (a)	3,676,000	5,246,772
TOTAL CAYMAN ISLANDS		9,139,722
Czech Republic - 2.5%
Philip Morris CR AS	20,075	10,472,880
France - 3.0%
Sanofi-Aventis sponsored ADR (e)	279,600	12,305,196
Germany - 4.9%
E.ON AG	64,700	12,635,910
Lanxess AG	157,100	7,845,595
TOTAL GERMANY		20,481,505
Common Stocks - continued
	Shares	Value
Hong Kong - 5.8%
Hutchison Whampoa Ltd.	1,934,000	$ 24,368,401
Japan - 24.9%
Aioi Insurance Co. Ltd.	1,037,000	6,028,453
Canon, Inc.	79,700	4,030,429
Kose Corp. (e)	376,100	9,654,570
Kubota Corp.	2,026,000	17,012,710
Kubota Corp. sponsored ADR	58,300	2,454,430
Millea Holdings, Inc.	152,768	5,997,672
Mitsui Marine & Fire Insurance Co. Ltd.	491,000	5,632,434
Nec Electronics Corp. (a)	30,200	827,580
Nissin Healthcare Food Service Co.	37,700	461,505
Parco Co. Ltd.	340,500	4,768,046
Seino Holdings Co. Ltd.	211,000	1,812,174
SFCG Co. Ltd.	44,330	7,354,380
Shinsei Bank Ltd.	4,253,000	13,788,125
Takeda Pharmaceutical Co. Ltd.	269,200	16,819,083
Tokyo Steel Manufacturing Co. Ltd.	120,200	1,667,119
Torii Pharmaceutical Co. Ltd.	76,800	1,353,724
Tsutsumi Jewelry Co. Ltd.	90,600	1,982,186
USS Co. Ltd.	31,550	2,066,992
TOTAL JAPAN		103,711,612
Korea (South) - 0.0%
Samwhan Corp.	10	335
Netherlands - 2.8%
Koninklijke Philips Electronics NV (e)	284,200	11,748,828
Philippines - 2.0%
DMCI Holdings, Inc.	12,042,000	3,327,668
Semirara Mining Corp.	4,601,500	4,768,394
TOTAL PHILIPPINES		8,096,062
South Africa - 4.0%
Gold Fields Ltd.	140,700	2,542,449
Gold Fields Ltd. sponsored ADR	789,700	14,269,879
TOTAL SOUTH AFRICA		16,812,328
Switzerland - 2.4%
Actelion Ltd. (Reg.) (a)	204,100	10,140,685
Taiwan - 2.5%
Taiwan Mobile Co. Ltd.	7,812,000	10,465,837
Common Stocks - continued
	Shares	Value
United States of America - 9.4%
AbitibiBowater, Inc. (e)	443,951	$ 15,209,761
Deere & Co.	800	123,920
Synthes, Inc.	110,016	13,734,191
Virgin Media, Inc.	458,490	10,137,214
TOTAL UNITED STATES OF AMERICA		39,205,086
TOTAL COMMON STOCKS (Cost $341,373,385)		372,851,617
Nonconvertible Preferred Stocks - 1.8%

Italy - 1.8%
Istituto Finanziario Industriale SpA (IFI) (a) (Cost $7,010,136)	179,700	7,482,441
Government Obligations - 5.6%
		Principal Amount (d)
Japan - 4.5%
Japan Government 0.5953% to 0.6503% 11/5/07 to 1/21/08	JPY	2,150,000,000	18,627,309
Switzerland - 1.1%
Switzerland Confederation 4.25% 1/8/08	CHF	5,573,000	4,826,277
TOTAL GOVERNMENT OBLIGATIONS (Cost $22,770,599)			23,453,586
Money Market Funds - 6.2%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	9,932,507	$ 9,932,507
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	16,078,670	16,078,670
TOTAL MONEY MARKET FUNDS (Cost $26,011,177)		26,011,177
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $397,165,297)		429,798,821
NET OTHER ASSETS - (3.0)%		(12,456,471)
NET ASSETS - 100%		$ 417,342,350
Forward Foreign Currency Contracts
	Settlement Dates	Value	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
885,642 AUD	Nov. 2007	$ 824,229	$ 24,229
941,448 CHF	Nov. 2007	813,651	13,651
3,020,108 EUR	Nov. 2007	4,376,622	76,622
1,374,274 GBP	Nov. 2007	2,855,839	55,839
292,897,500 JPY	Nov. 2007	2,543,906	43,906
		$ 11,414,247	$ 214,247

(Payable Amount $11,200,000)
The value of contracts to buy as a percentage of net assets - 2.7%

Currency Abbreviations
AUD	-	Australian dollar
CHF	-	Swiss franc
EUR	-	European Monetary Unit
GBP	-	British pound
JPY	-	Japanese yen
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,045,148 or 2.9% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,545,973
Fidelity Securities Lending Cash Central Fund	432,880
Total	$ 1,978,853

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $15,288,536) - See accompanying schedule: Unaffiliated issuers (cost $371,154,120)	$ 403,787,644
Fidelity Central Funds (cost $26,011,177)	26,011,177
Total Investments (cost $397,165,297)		$ 429,798,821
Receivable for investments sold		8,742,692
Unrealized appreciation on foreign currency contracts		214,247
Receivable for fund shares sold		177,950
Dividends receivable		520,161
Interest receivable		165,858
Distributions receivable from Fidelity Central Funds		74,076
Prepaid expenses		212
Other receivables		38,645
Total assets		439,732,662

Liabilities
Payable for investments purchased	$ 4,368,614
Payable for fund shares redeemed	930,997
Accrued management fee	242,733
Distribution fees payable	184,798
Other affiliated payables	111,586
Other payables and accrued expenses	472,914
Collateral on securities loaned, at value	16,078,670
Total liabilities		22,390,312

Net Assets		$ 417,342,350
Net Assets consist of:
Paid in capital		$ 295,855,525
Undistributed net investment income		315,878
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		88,421,478
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,749,469
Net Assets		$ 417,342,350

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($113,579,162 ÷ 6,093,662 shares)	$ 18.64

Maximum offering price per share (100/94.25 of $18.64)	$ 19.78
Class T: Net Asset Value and redemption price per share ($179,989,719 ÷ 9,792,850 shares)	$ 18.38

Maximum offering price per share (100/96.50 of $18.38)	$ 19.05
Class B: Net Asset Value and offering price per share ($40,013,139 ÷ 2,305,253 shares)A	$ 17.36

Class C: Net Asset Value and offering price per share ($66,297,673 ÷ 3,805,577 shares)A	$ 17.42

Institutional Class: Net Asset Value, offering price and redemption price per share ($17,462,657 ÷ 895,821 shares)	$ 19.49

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 6,429,744
Interest		94,421
Income from Fidelity Central Funds (including $432,880 from security lending)		1,978,853
		8,503,018
Less foreign taxes withheld		(623,465)
Total income		7,879,553

Expenses
Management fee	$ 3,134,900
Transfer agent fees	1,227,776
Distribution fees	2,378,420
Accounting and security lending fees	236,815
Custodian fees and expenses	196,541
Independent trustees' compensation	1,515
Registration fees	85,210
Audit	85,542
Legal	13,931
Miscellaneous	316,276
Total expenses before reductions	7,676,926
Expense reductions	(340,867)	7,336,059
Net investment income (loss)		543,494
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $143,675)	88,903,766
Foreign currency transactions	732,166
Total net realized gain (loss)		89,635,932
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $95,467)	5,888,253
Assets and liabilities in foreign currencies	391,523
Total change in net unrealized appreciation (depreciation)		6,279,776
Net gain (loss)		95,915,708
Net increase (decrease) in net assets resulting from operations		$ 96,459,202

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 543,494	$ 2,266,586
Net realized gain (loss)	89,635,932	89,037,741
Change in net unrealized appreciation (depreciation)	6,279,776	(5,423,613)
Net increase (decrease) in net assets resulting from operations	96,459,202	85,880,714
Distributions to shareholders from net investment income	(1,726,224)	(3,614,527)
Distributions to shareholders from net realized gain	(71,372,564)	(64,341,523)
Total distributions	(73,098,788)	(67,956,050)
Share transactions - net increase (decrease)	(47,012,739)	(241,477,433)
Redemption fees	75,033	71,076
Total increase (decrease) in net assets	(23,577,292)	(223,481,693)

Net Assets
Beginning of period	440,919,642	664,401,335
End of period (including undistributed net investment income of $315,878 and undistributed net investment income of $2,185,614, respectively)	$ 417,342,350	$ 440,919,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.79	$ 17.38	$ 15.40	$ 14.47	$ 10.93
Income from Investment Operations
Net investment income (loss) C	.07	.12	.12	.01	- G
Net realized and unrealized gain (loss)	3.81	2.73	1.86	.92	3.54
Total from investment operations	3.88	2.85	1.98	.93	3.54
Distributions from net investment income	(.12)	(.20)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(3.03) H	(2.44)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 18.64	$ 17.79	$ 17.38	$ 15.40	$ 14.47
Total Return A,B	24.76%	17.62%	12.86%	6.43%	32.39%
Ratios to Average Net Assets D,F
Expenses before reductions	1.47%	1.43%	1.44%	1.48%	1.59%
Expenses net of fee waivers, if any	1.47%	1.43%	1.44%	1.48%	1.59%
Expenses net of all reductions	1.39%	1.32%	1.30%	1.40%	1.54%
Net investment income (loss)	.39%	.70%	.71%	.06%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,579	$ 110,240	$ 113,809	$ 103,606	$ 41,867
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $3.026 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.57	$ 17.18	$ 15.26	$ 14.38	$ 10.88
Income from Investment Operations
Net investment income (loss) C	.03	.08	.08	(.03)	(.03)
Net realized and unrealized gain (loss)	3.76	2.70	1.84	.91	3.53
Total from investment operations	3.79	2.78	1.92	.88	3.50
Distributions from net investment income	(.07)	(.15)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(2.98) H	(2.39)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 18.38	$ 17.57	$ 17.18	$ 15.26	$ 14.38
Total Return A,B	24.47%	17.38%	12.58%	6.12%	32.17%
Ratios to Average Net Assets D,F
Expenses before reductions	1.69%	1.65%	1.67%	1.74%	1.85%
Expenses net of fee waivers, if any	1.69%	1.65%	1.67%	1.74%	1.85%
Expenses net of all reductions	1.61%	1.54%	1.53%	1.66%	1.79%
Net investment income (loss)	.18%	.48%	.47%	(.20)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 179,990	$ 188,320	$ 216,717	$ 216,588	$ 149,514
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.977 per share is comprised of distributions from net investment income of $.074 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 16.46	$ 14.70	$ 13.94	$ 10.61
Income from Investment Operations
Net investment income (loss) C	(.06)	(.02)	(.02)	(.12)	(.09)
Net realized and unrealized gain (loss)	3.57	2.57	1.78	.88	3.42
Total from investment operations	3.51	2.55	1.76	.76	3.33
Distributions from net investment income	-	(.05)	-	-	-
Distributions from net realized gain	(2.87)	(2.24)	-	-	-
Total distributions	(2.87) H	(2.29)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 17.36	$ 16.72	$ 16.46	$ 14.70	$ 13.94
Total Return A,B	23.85%	16.58%	11.97%	5.45%	31.39%
Ratios to Average Net Assets D,F
Expenses before reductions	2.24%	2.26%	2.27%	2.35%	2.42%
Expenses net of fee waivers, if any	2.24%	2.25%	2.27%	2.35%	2.42%
Expenses net of all reductions	2.17%	2.14%	2.13%	2.27%	2.37%
Net investment income (loss)	(.38)%	(.13)%	(.13)%	(.80)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,013	$ 51,661	$ 57,168	$ 59,985	$ 50,358
Portfolio turnover rate E	146%	170%	176%	170%	205%
A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.869 per share is comprised of distributions from net realized gain of $2.869 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.80	$ 16.52	$ 14.74	$ 13.96	$ 10.62
Income from Investment Operations
Net investment income (loss) C	(.05)	(.01)	- G	(.10)	(.08)
Net realized and unrealized gain (loss)	3.57	2.60	1.78	.88	3.42
Total from investment operations	3.52	2.59	1.78	.78	3.34
Distributions from net investment income	-	(.07)	-	-	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(2.90) H	(2.31)	-	-	-
Redemption fees added to paid in capital C	- G	- G	- G	- G	-
Net asset value, end of period	$ 17.42	$ 16.80	$ 16.52	$ 14.74	$ 13.96
Total Return A,B	23.85%	16.75%	12.08%	5.59%	31.45%
Ratios to Average Net Assets D,F
Expenses before reductions	2.19%	2.16%	2.17%	2.21%	2.33%
Expenses net of fee waivers, if any	2.19%	2.16%	2.17%	2.21%	2.33%
Expenses net of all reductions	2.12%	2.05%	2.04%	2.12%	2.28%
Net investment income (loss)	(.33)%	(.03)%	(.03)%	(.66)%	(.73)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 66,298	$ 66,162	$ 67,429	$ 76,412	$ 58,560
Portfolio turnover rate E	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $2.903 per share is comprised of distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 18.46	$ 17.70	$ 15.65	$ 14.70	$ 11.08
Income from Investment Operations
Net investment income (loss) B	.13	.20	.16	.05	.04
Net realized and unrealized gain (loss)	3.97	2.80	1.89	.94	3.58
Total from investment operations	4.10	3.00	2.05	.99	3.62
Distributions from net investment income	(.17)	-	-	(.04)	-
Distributions from net realized gain	(2.90)	(2.24)	-	-	-
Total distributions	(3.07) G	(2.24)	-	(.04)	-
Redemption fees added to paid in capital B	- F	- F	- F	- F	-
Net asset value, end of period	$ 19.49	$ 18.46	$ 17.70	$ 15.65	$ 14.70
Total Return A	25.16%	18.09%	13.10%	6.75%	32.67%
Ratios to Average Net Assets C,E
Expenses before reductions	1.14%	1.04%	1.23%	1.21%	1.28%
Expenses net of fee waivers, if any	1.14%	1.04%	1.23%	1.21%	1.28%
Expenses net of all reductions	1.07%	.93%	1.09%	1.13%	1.22%
Net investment income (loss)	.72%	1.08%	.92%	.34%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,463	$ 24,536	$ 209,278	$ 210,160	$ 246,623
Portfolio turnover rate D	146%	170%	176%	170%	205%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $3.069 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.903 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

(NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 43,860,036
Unrealized depreciation	(26,088,379)
Net unrealized appreciation (depreciation)	17,771,657
Undistributed ordinary income	61,700,087
Undistributed long-term capital gain	25,200,880

Cost for federal income tax purposes	$ 412,027,164

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 8,592,674	$ 3,614,527
Long-term Capital Gains	64,506,114	64,341,523
Total	$ 73,098,788	$ 67,956,050

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Forward Foreign Currency Contracts. The Fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage the Fund's currency exposure. Contracts to sell generally are used to hedge the Fund's investments against currency fluctuations, while contracts to buy generally are used to offset a

Annual Report

4. Operating Policies - continued

Forward Foreign Currency Contracts - continued

previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms.

The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) recognized on the date of offset: otherwise, gain (loss) is recognized on settlement date. Contracts that have been offset with different counterparties are reflected as both a contract to buy and a contract to sell in the Schedule of Investments under the caption "Forward Foreign Currency Contracts."

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $586,680,503 and $733,027,024, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on July 18, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on August 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (July 2008). Subsequent months will be added until the performance period includes 36 months.

For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 298,686	$ 13,003
Class T	.25%	.25%	947,352	6,336
Class B	.75%	.25%	464,321	348,633
Class C	.75%	.25%	668,061	32,030
			$ 2,378,420	$ 400,002

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,764
Class T	10,314
Class B*	67,173
Class C*	2,330
$ 103,581

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 360,637.30
Class T	498,512.26
Class B	146,400.32
Class C	179,681.27
Institutional Class	42,546.22
	$ 1,227,776

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $396 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $940 and

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit - continued

is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $312,177 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8,243. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 6,615
Class T	4,034
Class B	114
Class C	289
$ 11,052

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the

Annual Report

10. Other - continued

performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 741,807	$ 1,314,737
Class T	779,904	1,864,533
Class B	-	174,253
Class C	-	261,004
Institutional Class	204,513	-
Total	$ 1,726,224	$ 3,614,527

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended October 31,	2007	2006
From net realized gain
Class A	$ 17,507,820	$ 14,579,264
Class T	30,595,453	27,296,712
Class B	8,539,459	7,653,477
Class C	11,153,317	8,994,200
Institutional Class	3,576,515	5,817,870
Total	$ 71,372,564	$ 64,341,523

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,473,487	1,988,269	$ 42,784,764	$ 34,527,258
Reinvestment of distributions	1,076,085	891,958	17,077,468	14,610,279
Shares redeemed	(3,652,624)	(3,230,754)	(63,819,065)	(55,819,320)
Net increase (decrease)	(103,052)	(350,527)	$ (3,956,833)	$ (6,681,783)
Class T
Shares sold	1,816,120	2,402,743	$ 30,886,267	$ 41,319,563
Reinvestment of distributions	1,951,860	1,751,812	30,605,163	28,379,356
Shares redeemed	(4,694,918)	(6,046,800)	(80,369,952)	(103,769,435)
Net increase (decrease)	(926,938)	(1,892,245)	$ (18,878,522)	$ (34,070,516)
Class B
Shares sold	202,050	302,431	$ 3,191,835	$ 4,930,361
Reinvestment of distributions	474,419	418,785	7,059,355	6,495,355
Shares redeemed	(1,460,360)	(1,105,832)	(23,561,432)	(18,120,098)
Net increase (decrease)	(783,891)	(384,616)	$ (13,310,242)	$ (6,694,382)
Class C
Shares sold	408,629	563,695	$ 6,500,495	$ 9,212,921
Reinvestment of distributions	649,627	507,393	9,698,929	7,900,111
Shares redeemed	(1,190,743)	(1,214,249)	(19,242,229)	(19,964,214)
Net increase (decrease)	(132,487)	(143,161)	$ (3,042,805)	$ (2,851,182)
Institutional Class
Shares sold	112,415	476,544	$ 1,997,164	$ 8,549,810
Reinvestment of distributions	179,235	255,142	2,966,333	4,319,555
Shares redeemed	(724,750)	(11,226,497)	(12,787,834)	(204,048,935)
Net increase (decrease)	(433,100)	(10,494,811)	$ (7,824,337)	$ (191,179,570)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 14, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor International Capital Appreciation. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor International Capital Appreciation. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor International Capital Appreciation. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor International Capital Appreciation. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Advisor International Capital Appreciation. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor International Capital Appreciation. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor International Capital Appreciation. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor International Capital Appreciation. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor International Capital Appreciation. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor International Capital Appreciation. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/2007	12/7/2007	$.105	$3.871

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $25,229,649, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 43% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/11/2006	$.334	$.0219

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on July 18, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 3

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor International Capital Appreciation Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	166,226,982.26	73.015
Against	41,915,985.95	18.412
Abstain	19,517,457.32	8.573
TOTAL	227,660,425.53	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor International Capital Appreciation Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc. Morningstar, Inc. assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Advisor International Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one- and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on July 18, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on August 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

AICAPI-UANN-1207
1.784755.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Japan Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Tokyo Stock Exchange Stock Price Index (TOPIX). The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-7.50%	12.09%	6.20%
Class T (incl. 3.50% sales charge)	-5.55%	12.34%	6.18%
Class B (incl. contingent deferred sales charge) B	-7.45%	12.33%	6.24%
Class C (incl. contingent deferred sales charge) C	-3.54%	12.62%	6.14%

A From December 17, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Rowland, who became Portfolio Manager of Fidelity® Advisor Japan Fund on September 3, 2007.

Despite opening with a four-month winning streak, the Japanese stock market - as measured by the Tokyo Stock Exchange Stock Price Index (TOPIX) - gained only 3.07% for the 12-month period ending October 31, 2007, a relatively meager result compared with much of the rest of the world. Japanese equities faced a number of head winds during the past year. Although an appreciation of the yen later in the period provided a small boost in returns for U.S. investors, it also increased prices of Japanese exports, raising fears that reduced demand for Japanese products would dampen economic growth. Meanwhile, concerns that Japanese financial institutions would become embroiled in the U.S. subprime mortgage crisis contributed to a nearly 15% decline in the financials sector of the TOPIX, the benchmark's largest component. The political backdrop was a distraction as well, particularly after Prime Minister Abe abruptly resigned from office in September. On the positive side, the business environment in Japan continued to improve in the form of corporate governance reforms, but economic growth remained anemic amid weaker-than-expected corporate spending.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -1.85%, -2.13%, -2.58% and -2.56%, respectively (excluding sales charges), trailing the TOPIX. Stock selection in consumer discretionary, information technology and consumer staples hurt performance the most versus the index. More broadly, the fund was hampered by its focus on small- and mid-cap stocks, which lagged large-caps. Casio Computer, a maker of digital cameras and other electronic devices, was our biggest detractor. The company's results fell short of its projections due to higher-than-expected research and development expenses. Other detractors included trucking and warehousing services provider Hamakyorex, discount supermarket operator Daikokutenbussan and Telewave, which provides information technology equipment and maintenance services for small companies. Conversely, the fund was aided by a significant underweighting in banks, particularly Mitsubishi UFJ Financial Group, Japan's largest banking group and a major index component. Video-game developer Nintendo was the fund's single largest contributor, its stock boosted by consensus-beating financial results. Shinko Plantech, a small-cap provider of engineering services to the petroleum, chemicals and pharmaceuticals industries, helped as well. Some stocks I mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 985.60	$ 7.51
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 984.10	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 982.30	$ 11.24
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 982.40	$ 11.24
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 986.50	$ 6.26
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	7.5	3.9
Canon, Inc.	3.9	1.9
Honda Motor Co. Ltd.	3.6	0.0
Mitsui & Co. Ltd.	3.2	1.0
Mizuho Financial Group, Inc.	3.2	2.0
Sumitomo Corp.	2.6	1.0
Nintendo Co. Ltd.	2.5	2.2
Sumitomo Mitsui Financial Group, Inc.	2.3	0.0
Nippon Electric Glass Co. Ltd.	2.3	1.1
Mitsubishi Corp.	2.2	0.0
	33.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.5	17.9
Consumer Discretionary	21.6	26.0
Financials	19.2	19.4
Information Technology	17.6	11.7
Materials	8.0	13.6
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 98.1%	Stocks 99.9%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 0.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 21.6%
Auto Components - 4.7%
Bridgestone Corp.	27,600	$ 611,080
Denso Corp.	36,000	1,462,820
NGK Spark Plug Co. Ltd.	22,000	370,221
NHK Spring Co. Ltd.	43,000	369,364
Stanley Electric Co. Ltd.	66,700	1,483,671
Toyoda Gosei Co. Ltd.	7,800	280,233
		4,577,389
Automobiles - 12.3%
Honda Motor Co. Ltd.	95,100	3,559,593
Isuzu Motors Ltd.	78,000	388,938
Toyota Motor Corp.	127,200	7,278,386
Yamaha Motor Co. Ltd.	25,900	739,749
		11,966,666
Household Durables - 1.9%
Casio Computer Co. Ltd.	74,200	699,783
Haseko Corp. (a)	472,000	1,137,130
		1,836,913
Media - 0.6%
Fuji Television Network, Inc.	284	573,663
Multiline Retail - 0.8%
Marui Group Co. Ltd.	38,600	400,501
Mitsukoshi Ltd.	94,000	435,723
		836,224
Specialty Retail - 1.3%
Yamada Denki Co. Ltd.	12,150	1,252,965
TOTAL CONSUMER DISCRETIONARY		21,043,820
CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.9%
Aeon Co. Ltd.	48,800	768,347
Itochushokuhin Co. Ltd.	2,800	77,789
		846,136
FINANCIALS - 19.2%
Capital Markets - 3.0%
Daiwa Securities Group, Inc.	45,000	433,761
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Matsui Securities Co. Ltd. (d)	120,000	$ 953,658
Nomura Holdings, Inc.	85,900	1,531,597
		2,919,016
Commercial Banks - 8.4%
Chiba Bank Ltd.	27,000	216,756
Mitsubishi UFJ Financial Group, Inc.	133,900	1,333,644
Mizuho Financial Group, Inc.	558	3,136,888
Sumitomo Mitsui Financial Group, Inc.	273	2,236,716
Sumitomo Trust & Banking Co. Ltd.	167,000	1,245,422
		8,169,426
Consumer Finance - 1.0%
Credit Saison Co. Ltd.	30,800	982,317
Insurance - 2.3%
Millea Holdings, Inc.	16,400	643,864
T&D Holdings, Inc.	25,950	1,562,170
		2,206,034
Real Estate Management & Development - 4.5%
Leopalace21 Corp.	51,900	1,657,158
Mitsubishi Estate Co. Ltd.	49,000	1,469,254
Mitsui Fudosan Co. Ltd.	18,000	498,060
Tokyo Tatemono Co. Ltd.	35,000	450,378
Tokyu Land Corp.	36,000	373,046
		4,447,896
TOTAL FINANCIALS		18,724,689
HEALTH CARE - 2.2%
Pharmaceuticals - 2.2%
Daiichi Sankyo Co. Ltd.	14,200	403,907
Takeda Pharmaceutical Co. Ltd.	27,600	1,724,393
		2,128,300
INDUSTRIALS - 26.5%
Building Products - 1.6%
Asahi Glass Co. Ltd.	114,000	1,570,319
Commercial Services & Supplies - 0.5%
Dai Nippon Printing Co. Ltd.	33,000	479,151
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.0%
Asunaro Aoki Construction Co. Ltd.	6,000	$ 35,388
JGC Corp.	49,000	981,479
		1,016,867
Electrical Equipment - 3.9%
Mitsubishi Electric Corp.	140,000	1,707,234
Sumitomo Electric Industries Ltd.	127,900	2,071,186
		3,778,420
Machinery - 9.8%
Fanuc Ltd.	6,100	668,824
Kubota Corp.	196,000	1,645,850
Mitsubishi Heavy Industries Ltd.	162,000	943,661
NGK Insulators Ltd.	25,000	886,469
Nittoku Engineering Co. Ltd.	52,100	336,014
NSK Ltd.	153,000	1,356,827
OSG Corp.	29,900	378,336
SMC Corp.	5,900	790,491
Sumitomo Heavy Industries Ltd.	64,000	845,677
THK Co. Ltd.	38,900	857,994
Toshiba Machine Co. Ltd.	108,000	825,086
		9,535,229
Road & Rail - 0.8%
East Japan Railway Co.	96	790,959
Trading Companies & Distributors - 8.0%
Mitsubishi Corp.	67,700	2,108,322
Mitsui & Co. Ltd.	122,000	3,165,130
Sumitomo Corp.	147,100	2,563,613
		7,837,065
Transportation Infrastructure - 0.9%
Mitsui-Soko Co. Ltd.	44,000	212,039
The Sumitomo Warehouse Co. Ltd.	109,000	628,194
		840,233
TOTAL INDUSTRIALS		25,848,243
INFORMATION TECHNOLOGY - 17.6%
Electronic Equipment & Instruments - 7.8%
Citizen Holdings Co. Ltd.	17,800	191,794
Dainippon Screen Manufacturing Co. Ltd.	201,000	1,195,278
Kyocera Corp.	5,000	427,400
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Murata Manufacturing Co. Ltd.	9,500	$ 578,267
Nidec Sankyo Corp.	67,000	524,128
Nippon Electric Glass Co. Ltd.	130,500	2,218,539
Omron Corp.	16,400	403,442
Seikoh Giken Co. Ltd.	3,000	47,085
Shizuki Electric Co., Inc.	54,000	202,102
Yaskawa Electric Corp.	104,000	1,399,382
Yokogawa Electric Corp.	32,900	414,614
		7,602,031
IT Services - 0.1%
Nomura Research Institute Ltd.	3,600	127,278
Office Electronics - 5.9%
Canon, Inc.	76,100	3,848,377
Konica Minolta Holdings, Inc.	110,000	1,926,031
		5,774,408
Semiconductors & Semiconductor Equipment - 0.8%
Advantest Corp.	10,900	316,300
Rohm Co. Ltd.	5,800	508,251
		824,551
Software - 3.0%
Atlus Co. Ltd.	95,300	492,730
Nintendo Co. Ltd.	3,800	2,386,400
		2,879,130
TOTAL INFORMATION TECHNOLOGY		17,207,398
MATERIALS - 8.0%
Chemicals - 3.1%
JSR Corp.	39,900	1,036,261
Nitto Denko Corp.	22,300	1,088,914
Shin-Etsu Chemical Co. Ltd.	5,700	365,712
Sumitomo Bakelite Co. Ltd.	86,000	527,472
		3,018,359
Metals & Mining - 4.9%
Hitachi Metals Ltd.	90,000	1,167,777
JFE Holdings, Inc.	17,100	1,001,224
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Nippon Steel Corp.	140,000	$ 930,715
Sumitomo Metal Industries Ltd.	338,000	1,673,331
		4,773,047
TOTAL MATERIALS		7,791,406
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
KDDI Corp.	100	755,431
NTT DoCoMo, Inc.	889	1,297,940
		2,053,371
TOTAL COMMON STOCKS (Cost $90,132,514)		95,643,363
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 4.97% (b)	1,494,043	1,494,043
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	984,000	984,000
TOTAL MONEY MARKET FUNDS (Cost $2,478,043)		2,478,043
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $92,610,557)		98,121,406
NET OTHER ASSETS - (0.6)%		(602,941)
NET ASSETS - 100%		$ 97,518,465
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,804
Fidelity Securities Lending Cash Central Fund	75,534
Total	$ 101,338
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $12,845,430 of which $6,193,464 and $6,651,966 will expire on October 31, 2010 and 2015, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $940,800) - See accompanying schedule: Unaffiliated issuers (cost $90,132,514)	$ 95,643,363
Fidelity Central Funds (cost $2,478,043)	2,478,043
Total Investments (cost $92,610,557)		$ 98,121,406
Receivable for investments sold		1,679,897
Receivable for fund shares sold		457,425
Dividends receivable		467,382
Distributions receivable from Fidelity Central Funds		5,408
Prepaid expenses		72
Receivable from investment adviser for expense reductions		83,092
Other receivables		6,747
Total assets		100,821,429

Liabilities
Payable for investments purchased	$ 1,405,766
Payable for fund shares redeemed	506,837
Accrued management fee	57,943
Distribution fees payable	48,315
Other affiliated payables	26,286
Other payables and accrued expenses	273,817
Collateral on securities loaned, at value	984,000
Total liabilities		3,302,964

Net Assets		$ 97,518,465
Net Assets consist of:
Paid in capital		$ 105,281,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,271,558)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,508,546
Net Assets		$ 97,518,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($32,945,326 ÷ 2,007,846 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($14,303,251 ÷ 887,724 shares)	$ 16.11

Maximum offering price per share (100/96.50 of $16.11)	$ 16.69
Class B: Net Asset Value and offering price per share ($7,873,572 ÷ 508,006 shares)A	$ 15.50

Class C: Net Asset Value and offering price per share ($33,956,666 ÷ 2,176,952 shares)A	$ 15.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,439,650 ÷ 501,632 shares)	$ 16.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 1,538,911
Interest		31
Income from Fidelity Central Funds		101,338
		1,640,280
Less foreign taxes withheld		(109,603)
Total income		1,530,677

Expenses
Management fee	$ 861,457
Transfer agent fees	329,828
Distribution fees	733,568
Accounting and security lending fees	77,564
Custodian fees and expenses	94,801
Independent trustees' compensation	430
Registration fees	62,162
Audit	50,473
Legal	801
Proxy fee	224,904
Miscellaneous	1,163
Total expenses before reductions	2,437,151
Expense reductions	(214,489)	2,222,662
Net investment income (loss)		(691,985)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,161,947)
Foreign currency transactions	1,051
Total net realized gain (loss)		(5,160,896)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,044,244
Assets and liabilities in foreign currencies	4,697
Total change in net unrealized appreciation (depreciation)		3,048,941
Net gain (loss)		(2,111,955)
Net increase (decrease) in net assets resulting from operations		$ (2,803,940)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (691,985)	$ (1,237,948)
Net realized gain (loss)	(5,160,896)	14,734,526
Change in net unrealized appreciation (depreciation)	3,048,941	(11,088,654)
Net increase (decrease) in net assets resulting from operations	(2,803,940)	2,407,924
Share transactions - net increase (decrease)	(46,358,208)	40,871,973
Redemption fees	26,649	135,732
Total increase (decrease) in net assets	(49,135,499)	43,415,629

Net Assets
Beginning of period	146,653,964	103,238,335
End of period	$ 97,518,465	$ 146,653,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 15.61	$ 12.64	$ 11.78	$ 8.74
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.08)	(.11)	(.07)
Net realized and unrealized gain (loss)	(.27)	1.17	3.04	.95	3.11
Total from investment operations	(.31)	1.10	2.96	.84	3.04
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 16.41	$ 16.72	$ 15.61	$ 12.64	$ 11.78
Total Return A, B	(1.85)%	7.11%	23.50%	7.30%	34.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.52%	1.62%	1.80%	2.20%
Expenses net of fee waivers, if any	1.50%	1.50%	1.56%	1.75%	1.75%
Expenses net of all reductions	1.48%	1.48%	1.55%	1.75%	1.75%
Net investment income (loss)	(.22)%	(.42)%	(.54)%	(.89)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,945	$ 41,876	$ 26,169	$ 17,884	$ 8,695
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.46	$ 15.41	$ 12.51	$ 11.68	$ 8.69
Income from Investment Operations
Net investment income (loss) C	(.08)	(.12)	(.11)	(.14)	(.09)
Net realized and unrealized gain (loss)	(.27)	1.16	3.00	.95	3.08
Total from investment operations	(.35)	1.04	2.89	.81	2.99
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 16.11	$ 16.46	$ 15.41	$ 12.51	$ 11.68
Total Return A, B	(2.13)%	6.81%	23.18%	7.11%	34.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.82%	1.97%	2.19%	2.57%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.00%
Expenses net of all reductions	1.73%	1.73%	1.80%	2.00%	2.00%
Net investment income (loss)	(.47)%	(.67)%	(.79)%	(1.14)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,303	$ 21,039	$ 15,610	$ 11,493	$ 11,823
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 14.96	$ 12.21	$ 11.46	$ 8.57
Income from Investment Operations
Net investment income (loss) C	(.15)	(.20)	(.17)	(.20)	(.14)
Net realized and unrealized gain (loss)	(.26)	1.14	2.91	.93	3.03
Total from investment operations	(.41)	.94	2.74	.73	2.89
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 15.50	$ 15.91	$ 14.96	$ 12.21	$ 11.46
Total Return A, B	(2.58)%	6.35%	22.52%	6.54%	33.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.45%	2.33%	2.43%	2.62%	3.03%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.23%	2.23%	2.30%	2.50%	2.50%
Net investment income (loss)	(.97)%	(1.17)%	(1.30)%	(1.64)%	(1.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,874	$ 16,120	$ 18,916	$ 18,218	$ 14,761
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 15.05	$ 12.28	$ 11.52	$ 8.61
Income from Investment Operations
Net investment income (loss) C	(.15)	(.18)	(.17)	(.19)	(.14)
Net realized and unrealized gain (loss)	(.26)	1.13	2.93	.93	3.05
Total from investment operations	(.41)	.95	2.76	.74	2.91
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 15.60	$ 16.01	$ 15.05	$ 12.28	$ 11.52
Total Return A, B	(2.56)%	6.38%	22.56%	6.60%	33.80%
Ratios to Average Net Assets D, F
Expenses before reductions	2.37%	2.18%	2.27%	2.44%	2.82%
Expenses net of fee waivers, if any	2.25%	2.18%	2.27%	2.44%	2.50%
Expenses net of all reductions	2.23%	2.16%	2.26%	2.44%	2.49%
Net investment income (loss)	(.97)%	(1.10)%	(1.25)%	(1.58)%	(1.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,957	$ 53,846	$ 34,144	$ 21,564	$ 10,374
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.10	$ 15.90	$ 12.83	$ 11.91	$ 8.82
Income from Investment Operations
Net investment income (loss) B	.01	(.01)	(.02)	(.06)	(.05)
Net realized and unrealized gain (loss)	(.29)	1.19	3.08	.96	3.14
Total from investment operations	(.28)	1.18	3.06	.90	3.09
Redemption fees added to paid in capital B	- F	.02	.01	.02	-
Net asset value, end of period	$ 16.82	$ 17.10	$ 15.90	$ 12.83	$ 11.91
Total Return A	(1.64)%	7.55%	23.93%	7.72%	35.03%
Ratios to Average Net Assets C, E
Expenses before reductions	1.31%	1.12%	1.19%	1.36%	1.67%
Expenses net of fee waivers, if any	1.25%	1.12%	1.19%	1.36%	1.50%
Expenses net of all reductions	1.23%	1.10%	1.17%	1.36%	1.49%
Net investment income (loss)	.03%	(.04)%	(.17)%	(.50)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,440	$ 13,773	$ 8,399	$ 3,919	$ 3,905
Portfolio turnover rate D	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,750,540
Unrealized depreciation	(3,845,732)
Net unrealized appreciation (depreciation)	4,904,808
Undistributed ordinary income	177,634
Capital loss carryforward	(12,845,430)

Cost for federal income tax purposes	$ 93,216,598

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $168,000,204 and $217,057,072, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 93,623	$ 3,126
Class T	.25%	.25%	89,096	210
Class B	.75%	.25%	114,710	86,121
Class C	.75%	.25%	436,139	98,142
			$ 733,568	$ 187,599

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20,749
Class T	4,721
Class B*	33,265
Class C*	40,977
$ 99,712

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 114,107.31
Class T	58,264.33
Class B	36,531.32
Class C	101,580.23
Institutional Class	19,346.18
	$ 329,828

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $271 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $75,534.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 74,193
Class T	1.75%	37,678
Class B	2.25%	22,458
Class C	2.25%	51,884
Institutional Class	1.25%	6,697
		$ 192,910

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,323 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	880,882	2,415,607	$ 14,621,774	$ 42,848,178
Shares redeemed	(1,378,099)	(1,587,280)	(22,819,285)	(27,666,623)
Net increase (decrease)	(497,217)	828,327	$ (8,197,511)	$ 15,181,555
Class T
Shares sold	210,578	791,936	$ 3,439,343	$ 13,799,281
Shares redeemed	(601,386)	(526,692)	(9,800,348)	(8,958,468)
Net increase (decrease)	(390,808)	265,244	$ (6,361,005)	$ 4,840,813
Class B
Shares sold	60,581	403,589	$ 947,979	$ 6,894,896
Shares redeemed	(565,912)	(654,386)	(8,855,704)	(10,858,321)
Net increase (decrease)	(505,331)	(250,797)	$ (7,907,725)	$ (3,963,425)
Class C
Shares sold	404,623	2,456,323	$ 6,455,208	$ 42,041,448
Shares redeemed	(1,590,835)	(1,361,698)	(25,190,493)	(22,520,719)
Net increase (decrease)	(1,186,212)	1,094,625	$ (18,735,285)	$ 19,520,729
Institutional Class
Shares sold	174,093	594,833	$ 2,974,426	$ 10,866,389
Shares redeemed	(477,947)	(317,427)	(8,131,108)	(5,574,088)
Net increase (decrease)	(303,854)	277,406	$ (5,156,682)	$ 5,292,301

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the
Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007
Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Japan. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Japan. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Japan. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Japan. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Japan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Japan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Japan. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/07/07	12/10/07	$.00	$.063

Class T	12/07/07	12/10/07	$.00	$.004

Class B	12/07/07	12/10/07	$.00	$.00

Class C	12/07/07	12/10/07	$.00	$.00

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 4

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Japan Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	50,946,430.85	77.692
Against	11,660,625.85	17.782
Abstain	2,967,717.59	4.526
TOTAL	65,574,774.29	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAF-UANN-1207
1.784756.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On September 19, 2007, shareholders of Fidelity® Advisor Japan Fund approved a new management contract for the fund, effective October 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Tokyo Stock Exchange Stock Price Index (TOPIX). The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	-1.64%	13.78%	7.25%

A From December 17, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Exchange Stock Price Index (TOPIX) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Robert Rowland, who became Portfolio Manager of Fidelity® Advisor Japan Fund on September 3, 2007.

Despite opening with a four-month winning streak, the Japanese stock market - as measured by the Tokyo Stock Exchange Stock Price Index (TOPIX) - gained only 3.07% for the 12-month period ending October 31, 2007, a relatively meager result compared with much of the rest of the world. Japanese equities faced a number of head winds during the past year. Although an appreciation of the yen later in the period provided a small boost in returns for U.S. investors, it also increased prices of Japanese exports, raising fears that reduced demand for Japanese products would dampen economic growth. Meanwhile, concerns that Japanese financial institutions would become embroiled in the U.S. subprime mortgage crisis contributed to a nearly 15% decline in the financials sector of the TOPIX, the benchmark's largest component. The political backdrop was a distraction as well, particularly after Prime Minister Abe abruptly resigned from office in September. On the positive side, the business environment in Japan continued to improve in the form of corporate governance reforms, but economic growth remained anemic amid weaker-than-expected corporate spending.

During the past year, the fund's Institutional Class shares returned -1.64%, trailing the TOPIX. Stock selection in consumer discretionary, information technology and consumer staples hurt performance the most versus the index. More broadly, the fund was hampered by its focus on small- and mid-cap stocks, which lagged large-caps. Casio Computer, a maker of digital cameras and other electronic devices, was our biggest detractor. The company's results fell short of its projections due to higher-than-expected research and development expenses. Other detractors included trucking and warehousing services provider Hamakyorex, discount supermarket operator Daikokutenbussan and Telewave, which provides information technology equipment and maintenance services for small companies. Conversely, the fund was aided by a significant underweighting in banks, particularly Mitsubishi UFJ Financial Group, Japan's largest banking group and a major index component. Video-game developer Nintendo was the fund's single largest contributor, its stock boosted by consensus-beating financial results. Shinko Plantech, a small-cap provider of engineering services to the petroleum, chemicals and pharmaceuticals industries, helped as well. Some stocks I mentioned were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 985.60	$ 7.51
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class T
Actual	$ 1,000.00	$ 984.10	$ 8.75
HypotheticalA	$ 1,000.00	$ 1,016.38	$ 8.89
Class B
Actual	$ 1,000.00	$ 982.30	$ 11.24
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Class C
Actual	$ 1,000.00	$ 982.40	$ 11.24
HypotheticalA	$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class
Actual	$ 1,000.00	$ 986.50	$ 6.26
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.50%
Class T	1.75%
Class B	2.25%
Class C	2.25%
Institutional Class	1.25%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp.	7.5	3.9
Canon, Inc.	3.9	1.9
Honda Motor Co. Ltd.	3.6	0.0
Mitsui & Co. Ltd.	3.2	1.0
Mizuho Financial Group, Inc.	3.2	2.0
Sumitomo Corp.	2.6	1.0
Nintendo Co. Ltd.	2.5	2.2
Sumitomo Mitsui Financial Group, Inc.	2.3	0.0
Nippon Electric Glass Co. Ltd.	2.3	1.1
Mitsubishi Corp.	2.2	0.0
	33.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	26.5	17.9
Consumer Discretionary	21.6	26.0
Financials	19.2	19.4
Information Technology	17.6	11.7
Materials	8.0	13.6
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 98.1%	Stocks 99.9%
Short-Term Investments and Net Other Assets 1.9%	Short-Term Investments and Net Other Assets 0.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 21.6%
Auto Components - 4.7%
Bridgestone Corp.	27,600	$ 611,080
Denso Corp.	36,000	1,462,820
NGK Spark Plug Co. Ltd.	22,000	370,221
NHK Spring Co. Ltd.	43,000	369,364
Stanley Electric Co. Ltd.	66,700	1,483,671
Toyoda Gosei Co. Ltd.	7,800	280,233
		4,577,389
Automobiles - 12.3%
Honda Motor Co. Ltd.	95,100	3,559,593
Isuzu Motors Ltd.	78,000	388,938
Toyota Motor Corp.	127,200	7,278,386
Yamaha Motor Co. Ltd.	25,900	739,749
		11,966,666
Household Durables - 1.9%
Casio Computer Co. Ltd.	74,200	699,783
Haseko Corp. (a)	472,000	1,137,130
		1,836,913
Media - 0.6%
Fuji Television Network, Inc.	284	573,663
Multiline Retail - 0.8%
Marui Group Co. Ltd.	38,600	400,501
Mitsukoshi Ltd.	94,000	435,723
		836,224
Specialty Retail - 1.3%
Yamada Denki Co. Ltd.	12,150	1,252,965
TOTAL CONSUMER DISCRETIONARY		21,043,820
CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.9%
Aeon Co. Ltd.	48,800	768,347
Itochushokuhin Co. Ltd.	2,800	77,789
		846,136
FINANCIALS - 19.2%
Capital Markets - 3.0%
Daiwa Securities Group, Inc.	45,000	433,761
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Matsui Securities Co. Ltd. (d)	120,000	$ 953,658
Nomura Holdings, Inc.	85,900	1,531,597
		2,919,016
Commercial Banks - 8.4%
Chiba Bank Ltd.	27,000	216,756
Mitsubishi UFJ Financial Group, Inc.	133,900	1,333,644
Mizuho Financial Group, Inc.	558	3,136,888
Sumitomo Mitsui Financial Group, Inc.	273	2,236,716
Sumitomo Trust & Banking Co. Ltd.	167,000	1,245,422
		8,169,426
Consumer Finance - 1.0%
Credit Saison Co. Ltd.	30,800	982,317
Insurance - 2.3%
Millea Holdings, Inc.	16,400	643,864
T&D Holdings, Inc.	25,950	1,562,170
		2,206,034
Real Estate Management & Development - 4.5%
Leopalace21 Corp.	51,900	1,657,158
Mitsubishi Estate Co. Ltd.	49,000	1,469,254
Mitsui Fudosan Co. Ltd.	18,000	498,060
Tokyo Tatemono Co. Ltd.	35,000	450,378
Tokyu Land Corp.	36,000	373,046
		4,447,896
TOTAL FINANCIALS		18,724,689
HEALTH CARE - 2.2%
Pharmaceuticals - 2.2%
Daiichi Sankyo Co. Ltd.	14,200	403,907
Takeda Pharmaceutical Co. Ltd.	27,600	1,724,393
		2,128,300
INDUSTRIALS - 26.5%
Building Products - 1.6%
Asahi Glass Co. Ltd.	114,000	1,570,319
Commercial Services & Supplies - 0.5%
Dai Nippon Printing Co. Ltd.	33,000	479,151
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - 1.0%
Asunaro Aoki Construction Co. Ltd.	6,000	$ 35,388
JGC Corp.	49,000	981,479
		1,016,867
Electrical Equipment - 3.9%
Mitsubishi Electric Corp.	140,000	1,707,234
Sumitomo Electric Industries Ltd.	127,900	2,071,186
		3,778,420
Machinery - 9.8%
Fanuc Ltd.	6,100	668,824
Kubota Corp.	196,000	1,645,850
Mitsubishi Heavy Industries Ltd.	162,000	943,661
NGK Insulators Ltd.	25,000	886,469
Nittoku Engineering Co. Ltd.	52,100	336,014
NSK Ltd.	153,000	1,356,827
OSG Corp.	29,900	378,336
SMC Corp.	5,900	790,491
Sumitomo Heavy Industries Ltd.	64,000	845,677
THK Co. Ltd.	38,900	857,994
Toshiba Machine Co. Ltd.	108,000	825,086
		9,535,229
Road & Rail - 0.8%
East Japan Railway Co.	96	790,959
Trading Companies & Distributors - 8.0%
Mitsubishi Corp.	67,700	2,108,322
Mitsui & Co. Ltd.	122,000	3,165,130
Sumitomo Corp.	147,100	2,563,613
		7,837,065
Transportation Infrastructure - 0.9%
Mitsui-Soko Co. Ltd.	44,000	212,039
The Sumitomo Warehouse Co. Ltd.	109,000	628,194
		840,233
TOTAL INDUSTRIALS		25,848,243
INFORMATION TECHNOLOGY - 17.6%
Electronic Equipment & Instruments - 7.8%
Citizen Holdings Co. Ltd.	17,800	191,794
Dainippon Screen Manufacturing Co. Ltd.	201,000	1,195,278
Kyocera Corp.	5,000	427,400
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Murata Manufacturing Co. Ltd.	9,500	$ 578,267
Nidec Sankyo Corp.	67,000	524,128
Nippon Electric Glass Co. Ltd.	130,500	2,218,539
Omron Corp.	16,400	403,442
Seikoh Giken Co. Ltd.	3,000	47,085
Shizuki Electric Co., Inc.	54,000	202,102
Yaskawa Electric Corp.	104,000	1,399,382
Yokogawa Electric Corp.	32,900	414,614
		7,602,031
IT Services - 0.1%
Nomura Research Institute Ltd.	3,600	127,278
Office Electronics - 5.9%
Canon, Inc.	76,100	3,848,377
Konica Minolta Holdings, Inc.	110,000	1,926,031
		5,774,408
Semiconductors & Semiconductor Equipment - 0.8%
Advantest Corp.	10,900	316,300
Rohm Co. Ltd.	5,800	508,251
		824,551
Software - 3.0%
Atlus Co. Ltd.	95,300	492,730
Nintendo Co. Ltd.	3,800	2,386,400
		2,879,130
TOTAL INFORMATION TECHNOLOGY		17,207,398
MATERIALS - 8.0%
Chemicals - 3.1%
JSR Corp.	39,900	1,036,261
Nitto Denko Corp.	22,300	1,088,914
Shin-Etsu Chemical Co. Ltd.	5,700	365,712
Sumitomo Bakelite Co. Ltd.	86,000	527,472
		3,018,359
Metals & Mining - 4.9%
Hitachi Metals Ltd.	90,000	1,167,777
JFE Holdings, Inc.	17,100	1,001,224
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Nippon Steel Corp.	140,000	$ 930,715
Sumitomo Metal Industries Ltd.	338,000	1,673,331
		4,773,047
TOTAL MATERIALS		7,791,406
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
KDDI Corp.	100	755,431
NTT DoCoMo, Inc.	889	1,297,940
		2,053,371
TOTAL COMMON STOCKS (Cost $90,132,514)		95,643,363
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 4.97% (b)	1,494,043	1,494,043
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	984,000	984,000
TOTAL MONEY MARKET FUNDS (Cost $2,478,043)		2,478,043
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $92,610,557)		98,121,406
NET OTHER ASSETS - (0.6)%		(602,941)
NET ASSETS - 100%		$ 97,518,465
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 25,804
Fidelity Securities Lending Cash Central Fund	75,534
Total	$ 101,338
Income Tax Information
At October 31, 2007, the fund had a capital loss carryforward of approximately $12,845,430 of which $6,193,464 and $6,651,966 will expire on October 31, 2010 and 2015, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $940,800) - See accompanying schedule: Unaffiliated issuers (cost $90,132,514)	$ 95,643,363
Fidelity Central Funds (cost $2,478,043)	2,478,043
Total Investments (cost $92,610,557)		$ 98,121,406
Receivable for investments sold		1,679,897
Receivable for fund shares sold		457,425
Dividends receivable		467,382
Distributions receivable from Fidelity Central Funds		5,408
Prepaid expenses		72
Receivable from investment adviser for expense reductions		83,092
Other receivables		6,747
Total assets		100,821,429

Liabilities
Payable for investments purchased	$ 1,405,766
Payable for fund shares redeemed	506,837
Accrued management fee	57,943
Distribution fees payable	48,315
Other affiliated payables	26,286
Other payables and accrued expenses	273,817
Collateral on securities loaned, at value	984,000
Total liabilities		3,302,964

Net Assets		$ 97,518,465
Net Assets consist of:
Paid in capital		$ 105,281,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(13,271,558)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,508,546
Net Assets		$ 97,518,465

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($32,945,326 ÷ 2,007,846 shares)	$ 16.41

Maximum offering price per share (100/94.25 of $16.41)	$ 17.41
Class T: Net Asset Value and redemption price per share ($14,303,251 ÷ 887,724 shares)	$ 16.11

Maximum offering price per share (100/96.50 of $16.11)	$ 16.69
Class B: Net Asset Value and offering price per share ($7,873,572 ÷ 508,006 shares)A	$ 15.50

Class C: Net Asset Value and offering price per share ($33,956,666 ÷ 2,176,952 shares)A	$ 15.60

Institutional Class: Net Asset Value, offering price and redemption price per share ($8,439,650 ÷ 501,632 shares)	$ 16.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 1,538,911
Interest		31
Income from Fidelity Central Funds		101,338
		1,640,280
Less foreign taxes withheld		(109,603)
Total income		1,530,677

Expenses
Management fee	$ 861,457
Transfer agent fees	329,828
Distribution fees	733,568
Accounting and security lending fees	77,564
Custodian fees and expenses	94,801
Independent trustees' compensation	430
Registration fees	62,162
Audit	50,473
Legal	801
Proxy fee	224,904
Miscellaneous	1,163
Total expenses before reductions	2,437,151
Expense reductions	(214,489)	2,222,662
Net investment income (loss)		(691,985)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(5,161,947)
Foreign currency transactions	1,051
Total net realized gain (loss)		(5,160,896)
Change in net unrealized appreciation (depreciation) on: Investment securities	3,044,244
Assets and liabilities in foreign currencies	4,697
Total change in net unrealized appreciation (depreciation)		3,048,941
Net gain (loss)		(2,111,955)
Net increase (decrease) in net assets resulting from operations		$ (2,803,940)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (691,985)	$ (1,237,948)
Net realized gain (loss)	(5,160,896)	14,734,526
Change in net unrealized appreciation (depreciation)	3,048,941	(11,088,654)
Net increase (decrease) in net assets resulting from operations	(2,803,940)	2,407,924
Share transactions - net increase (decrease)	(46,358,208)	40,871,973
Redemption fees	26,649	135,732
Total increase (decrease) in net assets	(49,135,499)	43,415,629

Net Assets
Beginning of period	146,653,964	103,238,335
End of period	$ 97,518,465	$ 146,653,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.72	$ 15.61	$ 12.64	$ 11.78	$ 8.74
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.08)	(.11)	(.07)
Net realized and unrealized gain (loss)	(.27)	1.17	3.04	.95	3.11
Total from investment operations	(.31)	1.10	2.96	.84	3.04
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 16.41	$ 16.72	$ 15.61	$ 12.64	$ 11.78
Total Return A, B	(1.85)%	7.11%	23.50%	7.30%	34.78%
Ratios to Average Net Assets D, F
Expenses before reductions	1.70%	1.52%	1.62%	1.80%	2.20%
Expenses net of fee waivers, if any	1.50%	1.50%	1.56%	1.75%	1.75%
Expenses net of all reductions	1.48%	1.48%	1.55%	1.75%	1.75%
Net investment income (loss)	(.22)%	(.42)%	(.54)%	(.89)%	(.76)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,945	$ 41,876	$ 26,169	$ 17,884	$ 8,695
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.46	$ 15.41	$ 12.51	$ 11.68	$ 8.69
Income from Investment Operations
Net investment income (loss) C	(.08)	(.12)	(.11)	(.14)	(.09)
Net realized and unrealized gain (loss)	(.27)	1.16	3.00	.95	3.08
Total from investment operations	(.35)	1.04	2.89	.81	2.99
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 16.11	$ 16.46	$ 15.41	$ 12.51	$ 11.68
Total Return A, B	(2.13)%	6.81%	23.18%	7.11%	34.41%
Ratios to Average Net Assets D, F
Expenses before reductions	1.96%	1.82%	1.97%	2.19%	2.57%
Expenses net of fee waivers, if any	1.75%	1.75%	1.81%	2.00%	2.00%
Expenses net of all reductions	1.73%	1.73%	1.80%	2.00%	2.00%
Net investment income (loss)	(.47)%	(.67)%	(.79)%	(1.14)%	(1.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,303	$ 21,039	$ 15,610	$ 11,493	$ 11,823
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 15.91	$ 14.96	$ 12.21	$ 11.46	$ 8.57
Income from Investment Operations
Net investment income (loss) C	(.15)	(.20)	(.17)	(.20)	(.14)
Net realized and unrealized gain (loss)	(.26)	1.14	2.91	.93	3.03
Total from investment operations	(.41)	.94	2.74	.73	2.89
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 15.50	$ 15.91	$ 14.96	$ 12.21	$ 11.46
Total Return A, B	(2.58)%	6.35%	22.52%	6.54%	33.72%
Ratios to Average Net Assets D, F
Expenses before reductions	2.45%	2.33%	2.43%	2.62%	3.03%
Expenses net of fee waivers, if any	2.25%	2.25%	2.31%	2.50%	2.50%
Expenses net of all reductions	2.23%	2.23%	2.30%	2.50%	2.50%
Net investment income (loss)	(.97)%	(1.17)%	(1.30)%	(1.64)%	(1.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,874	$ 16,120	$ 18,916	$ 18,218	$ 14,761
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 16.01	$ 15.05	$ 12.28	$ 11.52	$ 8.61
Income from Investment Operations
Net investment income (loss) C	(.15)	(.18)	(.17)	(.19)	(.14)
Net realized and unrealized gain (loss)	(.26)	1.13	2.93	.93	3.05
Total from investment operations	(.41)	.95	2.76	.74	2.91
Redemption fees added to paid in capital C	- G	.01	.01	.02	-
Net asset value, end of period	$ 15.60	$ 16.01	$ 15.05	$ 12.28	$ 11.52
Total Return A, B	(2.56)%	6.38%	22.56%	6.60%	33.80%
Ratios to Average Net Assets D, F
Expenses before reductions	2.37%	2.18%	2.27%	2.44%	2.82%
Expenses net of fee waivers, if any	2.25%	2.18%	2.27%	2.44%	2.50%
Expenses net of all reductions	2.23%	2.16%	2.26%	2.44%	2.49%
Net investment income (loss)	(.97)%	(1.10)%	(1.25)%	(1.58)%	(1.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,957	$ 53,846	$ 34,144	$ 21,564	$ 10,374
Portfolio turnover rate E	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 17.10	$ 15.90	$ 12.83	$ 11.91	$ 8.82
Income from Investment Operations
Net investment income (loss) B	.01	(.01)	(.02)	(.06)	(.05)
Net realized and unrealized gain (loss)	(.29)	1.19	3.08	.96	3.14
Total from investment operations	(.28)	1.18	3.06	.90	3.09
Redemption fees added to paid in capital B	- F	.02	.01	.02	-
Net asset value, end of period	$ 16.82	$ 17.10	$ 15.90	$ 12.83	$ 11.91
Total Return A	(1.64)%	7.55%	23.93%	7.72%	35.03%
Ratios to Average Net Assets C, E
Expenses before reductions	1.31%	1.12%	1.19%	1.36%	1.67%
Expenses net of fee waivers, if any	1.25%	1.12%	1.19%	1.36%	1.50%
Expenses net of all reductions	1.23%	1.10%	1.17%	1.36%	1.49%
Net investment income (loss)	.03%	(.04)%	(.17)%	(.50)%	(.51)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,440	$ 13,773	$ 8,399	$ 3,919	$ 3,905
Portfolio turnover rate D	138%	83%	89%	83%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Japan Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 8,750,540
Unrealized depreciation	(3,845,732)
Net unrealized appreciation (depreciation)	4,904,808
Undistributed ordinary income	177,634
Capital loss carryforward	(12,845,430)

Cost for federal income tax purposes	$ 93,216,598

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $168,000,204 and $217,057,072, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on September 19, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on October 1, 2007. The performance adjustment will take effect starting with the twelfth month of the performance period (September, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 93,623	$ 3,126
Class T	.25%	.25%	89,096	210
Class B	.75%	.25%	114,710	86,121
Class C	.75%	.25%	436,139	98,142
			$ 733,568	$ 187,599

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for
Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20,749
Class T	4,721
Class B*	33,265
Class C*	40,977
$ 99,712

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 114,107.31
Class T	58,264.33
Class B	36,531.32
Class C	101,580.23
Institutional Class	19,346.18
	$ 329,828

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $271 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to

Annual Report

8. Security Lending - continued

the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $75,534.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 74,193
Class T	1.75%	37,678
Class B	2.25%	22,458
Class C	2.25%	51,884
Institutional Class	1.25%	6,697
		$ 192,910

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $21,323 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon

Annual Report

Notes to Financial Statements - continued

10. Other - continued

their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	880,882	2,415,607	$ 14,621,774	$ 42,848,178
Shares redeemed	(1,378,099)	(1,587,280)	(22,819,285)	(27,666,623)
Net increase (decrease)	(497,217)	828,327	$ (8,197,511)	$ 15,181,555
Class T
Shares sold	210,578	791,936	$ 3,439,343	$ 13,799,281
Shares redeemed	(601,386)	(526,692)	(9,800,348)	(8,958,468)
Net increase (decrease)	(390,808)	265,244	$ (6,361,005)	$ 4,840,813
Class B
Shares sold	60,581	403,589	$ 947,979	$ 6,894,896
Shares redeemed	(565,912)	(654,386)	(8,855,704)	(10,858,321)
Net increase (decrease)	(505,331)	(250,797)	$ (7,907,725)	$ (3,963,425)
Class C
Shares sold	404,623	2,456,323	$ 6,455,208	$ 42,041,448
Shares redeemed	(1,590,835)	(1,361,698)	(25,190,493)	(22,520,719)
Net increase (decrease)	(1,186,212)	1,094,625	$ (18,735,285)	$ 19,520,729
Institutional Class
Shares sold	174,093	594,833	$ 2,974,426	$ 10,866,389
Shares redeemed	(477,947)	(317,427)	(8,131,108)	(5,574,088)
Net increase (decrease)	(303,854)	277,406	$ (5,156,682)	$ 5,292,301

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust, or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the
Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007
Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Japan. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Japan. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Japan. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Japan. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Japan. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Japan. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Japan. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Japan. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Japan. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Japan. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Japan. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Japan. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/07/07	12/10/07	$.00	$.104

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on September 19, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 4

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Japan Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	50,946,430.85	77.692
Against	11,660,625.85	17.782
Abstain	2,967,717.59	4.526
TOTAL	65,574,774.29	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Japan Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's more recent disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on December 14, 2006, it had approved an amended management contract for the fund that, if approved by shareholders, will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index).

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and Institutional Class ranked below its competitive median for 2006, the total expenses of Class B ranked equal to its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AJAFI-UANN-1207
1.784757.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	71.44%	35.63%	23.98%
Class T (incl. 3.50% sales charge) B	74.85%	35.88%	24.01%
Class B (incl. contingent deferred sales charge) C	75.19%	36.05%	24.03%
Class C (incl. contingent deferred sales charge) D	79.21%	36.15%	24.00%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee. The initial offering of Class A shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower.

B Class T's 12b-1 fee may have ranged over time between 0.50% and 0.60%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class T's 12b-1 plan currently authorizes a 0.50% 12b-1 fee. The initial offering of Class T shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares' total expenses, including its 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower.

Annual Report

Performance - continued

C Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class B shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past ten year total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. The initial offering of Class C shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past ten year total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Class T on October 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index (KOSPI) performed over the same period. The initial offering of Class T took place on July 3, 2000. See the previous page for additional information regarding the performance of Class T.

Annual Report

Management's Discussion of Fund Performance

Comments from David Urquhart, Portfolio Manager of Fidelity® Advisor Korea Fund

South Korean stocks were hitting on all cylinders during the 12 months ending October 31, 2007, as reflected in the outsized 58.69% return of the Korea Composite Stock Price Index (KOSPI). The drivers of this run-up were favorable economic fundamentals and robust corporate performance, along with further depreciation of the U.S. dollar versus the Korean won. A brief but sharp sell-off during August was a result of concerns - triggered by the U.S. subprime mortgage meltdown - about a potential U.S. economic slowdown. However, investor sentiment improved after the Federal Reserve Board cut short-term interest rates in September, enabling the Korean market to post fresh highs by period end.

During the past year, the fund's Class A, Class T, Class B and Class C shares posted returns of 81.90%, 81.20%, 80.19% and 80.21%, respectively (excluding sales charges), handily beating the KOSPI. The fund got a powerful boost from the capital goods segment of industrials due to both an overweighting and favorable stock picking. Stock selection also was rewarding in information technology and to a lesser extent in consumer staples. Further aiding our results was an overweighting in the household and personal products segment of consumer staples and underweightings in the consumer discretionary, telecommunication services and utilities sectors, which posted weaker gains than the benchmark. An out-of-index position in Taewoong, a global leader in manufacturing products for shipping, power plants, industrial machinery and wind power turbines, was our top contributor by a wide margin. Other significant contributors were Internet search portal NHN and niche shipbuilder Hyundai Mipo Dockyard. Conversely, underweighting the strong-performing materials sector was detrimental, and overweighting the weak-performing technology sector undercut some of the stock selection benefits there. Meanwhile, unfavorable stock selection in consumer discretionary lessened the positive impact of underweighting that group. Kookmin Bank hurt our returns, as did semiconductor manufacturer PSK.

Notes to shareholders: On November 14, 2007, shareholders of Fidelity Advisor Korea Fund approved the merger of Advisor Korea into Fidelity Advisor Emerging Asia Fund. The merger was completed on December 7, 2007.

Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2007, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,519.90	$ 10.16
Hypothetical A	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 1,515.70	$ 11.73
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 1,511.60	$ 14.88
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 1,511.40	$ 14.88
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 1,519.40	$ 8.57
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	7.9	9.7
POSCO	6.4	5.8
NHN Corp.	6.3	4.2
Hyundai Heavy Industries Co. Ltd.	5.8	2.1
Taewoong Co. Ltd.	5.3	2.6
LG.Philips LCD Co. Ltd.	4.6	3.1
Hyundai Mipo Dockyard Co. Ltd.	4.2	3.7
Doosan Infracore Co. Ltd.	3.8	5.0
LG Household & Health Care Ltd.	3.6	3.0
Kookmin Bank	3.5	5.6
	51.4
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	41.6	31.3
Information Technology	21.9	21.0
Financials	11.7	19.2
Materials	7.3	5.8
Consumer Staples	6.5	7.3
Consumer Discretionary	6.4	8.3
Energy	2.3	2.1
Telecommunication Services	1.8	1.9
Utilities	0.0	2.0
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 99.5%	Stocks 98.9%
Short-Term Investments and Net Other Assets 0.5%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.9%
Hyundai Mobis	7,640	$ 769,019
Automobiles - 0.4%
Hyundai Motor Co.	3,880	308,366
Hotels, Restaurants & Leisure - 0.9%
Hana Tour Service, Inc.	8,183	737,986
Household Durables - 4.2%
LG Electronics, Inc.	16,150	1,698,359
Woongjin Coway Co. Ltd.	44,420	1,702,665
		3,401,024
TOTAL CONSUMER DISCRETIONARY		5,216,395
CONSUMER STAPLES - 6.5%
Food & Staples Retailing - 2.9%
Shinsegae Co. Ltd.	2,977	2,345,846
Household Products - 3.6%
LG Household & Health Care Ltd.	13,290	2,963,077
TOTAL CONSUMER STAPLES		5,308,923
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
SK Energy Co. Ltd.	8,008	1,840,613
FINANCIALS - 11.7%
Capital Markets - 1.7%
Daewoo Securities Co. Ltd.	15,980	476,209
Korea Investment Holdings Co. Ltd.	9,980	895,318
		1,371,527
Commercial Banks - 6.3%
Kookmin Bank	34,920	2,855,896
Shinhan Financial Group Co. Ltd.	34,442	2,255,435
		5,111,331
Insurance - 3.7%
Meritz Fire & Marine Insurance Co. Ltd.	98,381	1,438,423
Samsung Fire & Marine Insurance Co. Ltd.	5,750	1,599,824
		3,038,247
TOTAL FINANCIALS		9,521,105
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 41.6%
Construction & Engineering - 10.1%
Doosan Heavy Industries & Construction Co. Ltd.	14,720	$ 2,718,322
GS Engineering & Construction Corp.	9,470	2,006,547
Hyundai Engineering & Construction Co. Ltd. (a)	13,086	1,340,047
Samsung Engineering Co. Ltd.	15,980	2,152,605
		8,217,521
Industrial Conglomerates - 5.5%
LG Corp.	15,850	1,450,586
Samsung Techwin Co. Ltd.	36,590	2,245,350
SK Holdings Co. Ltd.	2,553	766,946
		4,462,882
Machinery - 22.9%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	34,720	2,205,608
Doosan Infracore Co. Ltd.	73,110	3,111,570
Hyundai Heavy Industries Co. Ltd.	8,310	4,672,800
Hyundai Mipo Dockyard Co. Ltd.	7,650	3,399,300
Hyunjin Materials Co. Ltd.	13,800	906,758
Taewoong Co. Ltd.	30,209	4,317,460
		18,613,496
Marine - 1.5%
STX Pan Ocean Co. Ltd.	465,000	1,196,157
Trading Companies & Distributors - 1.6%
Samsung Corp.	14,440	1,336,555
TOTAL INDUSTRIALS		33,826,611
INFORMATION TECHNOLOGY - 21.9%
Electronic Equipment & Instruments - 5.8%
LG.Philips LCD Co. Ltd. (a)	67,890	3,750,970
SFA Engineering Corp.	12,266	940,892
		4,691,862
Internet Software & Services - 6.3%
NHN Corp. (a)	15,808	5,083,508
Semiconductors & Semiconductor Equipment - 9.8%
Hynix Semiconductor, Inc. (a)	17,430	488,991
PSK, Inc.	47,854	582,740
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	10,432	$ 6,433,065
Simm Tech Co. Ltd.	49,615	491,987
		7,996,783
TOTAL INFORMATION TECHNOLOGY		17,772,153
MATERIALS - 6.5%
Chemicals - 0.1%
MNTECH Co. Ltd.	3,390	64,179
Metals & Mining - 6.4%
POSCO	7,090	5,170,843
TOTAL MATERIALS		5,235,022
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
LG Dacom Corp.	44,180	1,435,355
TOTAL COMMON STOCKS (Cost $35,950,716)		80,156,177
Nonconvertible Preferred Stocks - 0.8%

MATERIALS - 0.8%
Chemicals - 0.8%
LG Chemical Ltd.	13,420	671,865
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $725,395)		671,865
Money Market Funds - 0.9%

Fidelity Cash Central Fund, 4.97% (b) (Cost $734,710)	734,710	734,710
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $37,410,821)		81,562,752
NET OTHER ASSETS - (0.4)%		(299,911)
NET ASSETS - 100%		$ 81,262,841
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 62,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $36,676,111)	$ 80,828,042
Fidelity Central Funds (cost $734,710)	734,710
Total Investments (cost $37,410,821)		$ 81,562,752
Receivable for fund shares sold		38,704
Dividends receivable		9,121
Distributions receivable from Fidelity Central Funds		4,405
Prepaid expenses		315
Receivable from investment adviser for expense reductions		19,776
Other receivables		5,598
Total assets		81,640,671

Liabilities
Payable for fund shares redeemed	$ 163,322
Accrued management fee	50,772
Distribution fees payable	31,075
Other affiliated payables	17,201
Other payables and accrued expenses	115,460
Total liabilities		377,830

Net Assets		$ 81,262,841
Net Assets consist of:
Paid in capital		$ 30,799,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,310,948
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,152,134
Net Assets		$ 81,262,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,878,952 ÷ 993,821 shares)	$ 43.15

Maximum offering price per share (100/94.25 of $43.15)	$ 45.78
Class T: Net Asset Value and redemption price per share ($8,252,459 ÷ 194,606 shares)	$ 42.41

Maximum offering price per share (100/96.50 of $42.41)	$ 43.95
Class B: Net Asset Value and offering price per share ($12,281,054 ÷ 299,215 shares)A	$ 41.04

Class C: Net Asset Value and offering price per share ($12,971,028 ÷ 315,502 shares)A	$ 41.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,879,348 ÷ 111,421 shares)	$ 43.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

		Year ended October 31, 2007
Investment Income
Dividends		$ 969,536
Interest		173
Income from Fidelity Central Funds		62,179
		1,031,888
Less foreign taxes withheld		(156,742)
Total income		875,146

Expenses
Management fee	$ 512,077
Transfer agent fees	168,570
Distribution fees	317,025
Accounting fees and expenses	33,091
Custodian fees and expenses	69,465
Independent trustees' compensation	213
Registration fees	53,271
Audit	99,906
Legal	11,126
Miscellaneous	19,115
Total expenses before reductions	1,283,859
Expense reductions	(141,361)	1,142,498
Net investment income (loss)		(267,352)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,109,352
Foreign currency transactions	(35,411)
Total net realized gain (loss)		7,073,941
Change in net unrealized appreciation (depreciation) on: Investment securities	31,829,451
Assets and liabilities in foreign currencies	203
Total change in net unrealized appreciation (depreciation)		31,829,654
Net gain (loss)		38,903,595
Net increase (decrease) in net assets resulting from operations		$ 38,636,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (267,352)	$ (365,798)
Net realized gain (loss)	7,073,941	7,695,286
Change in net unrealized appreciation (depreciation)	31,829,654	5,279,885
Net increase (decrease) in net assets resulting from operations	38,636,243	12,609,373
Distributions to shareholders from net investment income	(404,953)	(30,239)
Distributions to shareholders from net realized gain	(600,455)	(35,505)
Total distributions	(1,005,408)	(65,744)
Share transactions - net increase (decrease)	(16,257,043)	19,189,578
Redemption fees	14,679	89,251
Total increase (decrease) in net assets	21,388,471	31,822,458

Net Assets
Beginning of period	59,874,370	28,051,912
End of period	$ 81,262,841	$ 59,874,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.16	$ 17.40	$ 11.93	$ 11.07	$ 9.05
Income from Investment Operations
Net investment income (loss) C	(.05)	(.08)	.04	(.06)	.01
Net realized and unrealized gain (loss)	19.49	6.87	5.42	.91	2.01
Total from investment operations	19.44	6.79	5.46	.85	2.02
Distributions from net investment income	(.22)	(.03)	-	-	-
Distributions from net realized gain	(.24)	(.03)	-	-	-
Total distributions	(.46)	(.06)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 43.15	$ 24.16	$ 17.40	$ 11.93	$ 11.07
Total ReturnA,B	81.90%	39.24%	45.85%	7.77%	22.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.76%	1.82%	2.25%	2.76%	2.85%
Expenses net of fee waivers, if any	1.60%	1.60%	1.69%	2.00%	2.00%
Expenses net of all reductions	1.55%	1.41%	1.65%	2.00%	2.00%
Net investment income (loss)	(.17)%	(.36)%	.28%	(.50)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,879	$ 29,541	$ 15,566	$ 12,309	$ 12,187
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.79	$ 17.15	$ 11.78	$ 10.96	$ 8.99
Income from Investment Operations
Net investment income (loss) C	(.12)	(.14)	.01	(.09)	(.01)
Net realized and unrealized gain (loss)	19.14	6.77	5.35	.90	1.98
Total from investment operations	19.02	6.63	5.36	.81	1.97
Distributions from net investment income	(.17)	-	-	-	-
Distributions from net realized gain	(.24)	(.02)	-	-	-
Total distributions	(.41)	(.02)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 42.41	$ 23.79	$ 17.15	$ 11.78	$ 10.96
Total Return A,B	81.20%	38.87%	45.59%	7.48%	21.91%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.23%	2.67%	3.54%	3.74%
Expenses net of fee waivers, if any	1.85%	1.85%	1.91%	2.25%	2.25%
Expenses net of all reductions	1.80%	1.66%	1.87%	2.25%	2.25%
Net investment income (loss)	(.42)%	(.61)%	.06%	(.75)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,252	$ 5,800	$ 3,407	$ 1,383	$ 1,223
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 16.69	$ 11.53	$ 10.78	$ 8.88
Income from Investment Operations
Net investment income (loss) C	(.26)	(.24)	(.07)	(.14)	(.06)
Net realized and unrealized gain (loss)	18.53	6.59	5.22	.88	1.96
Total from investment operations	18.27	6.35	5.15	.74	1.90
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.24)	-	-	-	-
Total distributions	(.31)	-	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 41.04	$ 23.07	$ 16.69	$ 11.53	$ 10.78
Total ReturnA,B	80.19%	38.23%	44.75%	6.96%	21.40%
Ratios to Average Net Assets D,F
Expenses before reductions	2.54%	2.64%	3.06%	3.63%	4.08%
Expenses net of fee waivers, if any	2.35%	2.35%	2.42%	2.75%	2.75%
Expenses net of all reductions	2.30%	2.16%	2.38%	2.75%	2.75%
Net investment income (loss)	(.92)%	(1.11)%	(.45)%	(1.25)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,281	$ 8,587	$ 4,384	$ 2,279	$ 1,175
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 16.71	$ 11.53	$ 10.79	$ 8.89
Income from Investment Operations
Net investment income (loss) C	(.26)	(.24)	(.06)	(.14)	(.06)
Net realized and unrealized gain (loss)	18.56	6.58	5.23	.87	1.96
Total from investment operations	18.30	6.34	5.17	.73	1.90
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.24)	(.01)	-	-	-
Total distributions	(.27)	(.01)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 41.11	$ 23.07	$ 16.71	$ 11.53	$ 10.79
Total Return A,B	80.21%	38.10%	44.93%	6.86%	21.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.52%	2.56%	3.00%	3.63%	3.82%
Expenses net of fee waivers, if any	2.35%	2.35%	2.39%	2.75%	2.75%
Expenses net of all reductions	2.30%	2.16%	2.35%	2.75%	2.75%
Net investment income (loss)	(.92)%	(1.11)%	(.42)%	(1.25)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,971	$ 11,281	$ 3,994	$ 759	$ 531
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.55	$ 17.65	$ 12.06	$ 11.16	$ 9.11
Income from Investment Operations
Net investment income (loss) B	.02	(.03)	.09	(.03)	.04
Net realized and unrealized gain (loss)	19.74	6.97	5.49	.92	2.01
Total from investment operations	19.76	6.94	5.58	.89	2.05
Distributions from net investment income	(.29)	(.04)	-	-	-
Distributions from net realized gain	(.24)	(.03)	-	-	-
Total distributions	(.53)	(.07)	-	-	-
Redemption fees added to paid in capital B	.01	.03	.01	.01	-
Net asset value, end of period	$ 43.79	$ 24.55	$ 17.65	$ 12.06	$ 11.16
Total ReturnA	82.07%	39.53%	46.35%	8.06%	22.50%
Ratios to Average Net Assets C,E
Expenses before reductions	1.48%	1.50%	1.93%	2.74%	3.11%
Expenses net of fee waivers, if any	1.35%	1.35%	1.42%	1.75%	1.75%
Expenses net of all reductions	1.30%	1.16%	1.37%	1.75%	1.75%
Net investment income (loss)	.08%	(.11)%	.55%	(.25)%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,879	$ 4,665	$ 701	$ 309	$ 177
Portfolio turnover rate D	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Korea Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on March 30, 2007, the Fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 44,739,270
Unrealized depreciation	(604,433)
Net unrealized appreciation (depreciation)	44,134,837
Undistributed ordinary income	406,803
Undistributed long-term capital gain	5,755,724

Cost for federal income tax purposes	$ 37,427,915

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 404,953	$ 65,744
Long-term Capital Gains	600,455	-
Total	$ 1,005,408	$ 65,744

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,989,808 and $37,582,215, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 82,093	$ 6,342
Class T	.25%	.25%	30,330	52
Class B	.75%	.25%	94,267	71,003
Class C	.75%	.25%	110,335	33,378
			$ 317,025	$ 110,775

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,756
Class T	2,219
Class B*	25,382
Class C*	7,438
$ 49,795

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,963.25
Class T	21,797.36
Class B	26,683.28
Class C	28,819.26
Institutional Class	8,308.21
	$ 168,570

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.60%	$ 53,333
Class T	1.85%	16,690
Class B	2.35%	18,169
Class C	2.35%	18,951
Institutional Class	1.35%	5,211
		$ 112,354

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28,895 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 269,157	$ 27,615
Class T	41,276	-
Class B	26,691	-
Class C	15,164	-
Institutional Class	52,665	2,624
Total	$ 404,953	$ 30,239
From net realized gain
Class A	$ 290,980	$ 27,605
Class T	60,038	4,672
Class B	91,512	-
Class C	113,730	1,500
Institutional Class	44,195	1,728
Total	$ 600,455	$ 35,505

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	139,009	1,185,931	$ 3,954,079	$ 27,173,864
Reinvestment of distributions	15,977	1,638	399,434	34,559
Shares redeemed	(383,709)	(859,524)	(10,863,154)	(20,245,636)
Net increase (decrease)	(228,723)	328,045	$ (6,509,641)	$ 6,962,787
Class T
Shares sold	58,753	207,888	$ 1,762,515	$ 4,716,540
Reinvestment of distributions	3,306	218	81,523	4,462
Shares redeemed	(111,242)	(162,980)	(2,990,269)	(3,660,914)
Net increase (decrease)	(49,183)	45,126	$ (1,146,231)	$ 1,060,088
Class B
Shares sold	52,939	278,751	$ 1,439,617	$ 6,095,750
Reinvestment of distributions	3,008	-	72,142	-
Shares redeemed	(129,013)	(169,082)	(3,407,347)	(3,759,331)
Net increase (decrease)	(73,066)	109,669	$ (1,895,588)	$ 2,336,419

Annual Report

11. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	105,622	597,257	$ 2,911,198	$ 13,005,755
Reinvestment of distributions	3,241	42	77,846	846
Shares redeemed	(282,349)	(347,404)	(7,625,250)	(7,601,699)
Net increase (decrease)	(173,486)	249,895	$ (4,636,206)	$ 5,404,902
Institutional Class
Shares sold	60,656	321,017	$ 1,778,589	$ 7,443,455
Reinvestment of distributions	2,306	106	58,462	2,296
Shares redeemed	(141,540)	(170,833)	(3,906,428)	(4,020,369)
Net increase (decrease)	(78,578)	150,290	$ (2,069,377)	$ 3,425,382
12. Subsequent Event

On December 7, 2007, Fidelity Advisor Emerging Markets Fund ("Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Fund pursuant to an agreement and plan of reorganization approved by Fund shareholders on November 14, 2007. As part of the reorganization, Fund shareholders of Class A, Class T, Class B, Class C and Institutional Class received shares of the corresponding class of the Acquiring Fund equal in value to the shareholder's shares in the Fund on the date of the reorganization. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 12 of the financial statements, on December 7, 2007, all assets and liabilities of the Fund were transferred to Fidelity Advisor Emerging Asia Fund and the Fund ceased operations.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Fidelity Advisor Korea Fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-
2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Fidelity Advisor Korea Fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Fidelity Advisor Korea Fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Korea Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Fidelity Advisor Korea Fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Fidelity Advisor Korea Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Fidelity Advisor Korea Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-
2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Korea Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Advisor Korea Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Advisor Korea Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/06/07	12/05/07	$0.000	$16.090
Class T	12/06/07	12/05/07	$0.000	$16.026
Class B	12/06/07	12/05/07	$0.000	$15.870
Class C	12/06/07	12/05/07	$0.000	$15.840

The fund designates $5,756,561 as a capital gain dividend with respect to the taxable year ended October 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

The fund hereby designates as a short-term capital gain dividend with respect to the taxable period beginning November 1, 2007 and ending on December 7, 2007, $5,457,696 or, if subsequently determined to be different, the net short-term capital gain of such period.

The percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code are as follows:

December 2006
Class A	100%
Class T	100%
Class B	100%
Class C	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/04/06	$0.129	$0.0428
Class T	12/04/06	$0.101	$0.0428
Class B	12/04/06	$0.055	$0.0428
Class C	12/04/06	$0.036	$0.0428

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 14, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Korea Fund to Fidelity Advisor Emerging Asia Fund in exchange solely for shares of beneficial interest of Fidelity Advisor Emerging Asia Fund and the assumption by Fidelity Advisor Emerging Asia Fund of Fidelity Advisor Korea Fund's liabilities, in complete liquidation of Fidelity Advisor Korea Fund.

	# of Votes	% of Votes
Affirmative	23,280,863.84	76.388
Against	3,355,512.37	11.010
Abstain	3,100,854.39	10.174
Uninstructed	739,973.51	2.428
TOTAL	30,477,204.11	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Furthermore, the Board considered that, on March 15, 2007, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Advisor Emerging Asia Fund. If shareholders approve the merger at a special meeting scheduled to be held in October 2007, it is expected to take place in December 2007.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Korea Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Korea Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors (to facilitate the fund's proposed merger), it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKOR-UANN-1207
1.784758.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	82.07%	37.54%	24.93%

A Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. The initial offering of Institutional Class shares took place on July 3, 2000. Returns prior to July 3, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). At the close of business on June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Korea Fund - Institutional Class on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Korea Composite Stock Price Index (KOSPI) performed over the same period. The initial offering of Institutional Class took place on July 3, 2000. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Comments from David Urquhart, Portfolio Manager of Fidelity® Advisor Korea Fund

South Korean stocks were hitting on all cylinders during the 12 months ending October 31, 2007, as reflected in the outsized 58.69% return of the Korea Composite Stock Price Index (KOSPI). The drivers of this run-up were favorable economic fundamentals and robust corporate performance, along with further depreciation of the U.S. dollar versus the Korean won. A brief but sharp sell-off during August was a result of concerns - triggered by the U.S. subprime mortgage meltdown - about a potential U.S. economic slowdown. However, investor sentiment improved after the Federal Reserve Board cut short-term interest rates in September, enabling the Korean market to post fresh highs by period end.

During the past year, the fund's Institutional Class shares posted a return of 82.07%, handily beating the KOSPI. The fund got a powerful boost from the capital goods segment of industrials due to both an overweighting and favorable stock picking. Stock selection also was rewarding in information technology and to a lesser extent in consumer staples. Further aiding our results was an overweighting in the household and personal products segment of consumer staples and underweightings in the consumer discretionary, telecommunication services and utilities sectors, which posted weaker gains than the benchmark. An out-of-index position in Taewoong, a global leader in manufacturing products for shipping, power plants, industrial machinery and wind power turbines, was our top contributor by a wide margin. Other significant contributors were Internet search portal NHN and niche shipbuilder Hyundai Mipo Dockyard. Conversely, underweighting the strong-performing materials sector was detrimental, and overweighting the weak-performing technology sector undercut some of the stock selection benefits there. Meanwhile, unfavorable stock selection in consumer discretionary lessened the positive impact of underweighting that group. Kookmin Bank hurt our returns, as did semiconductor manufacturer PSK.

Notes to shareholders: On November 14, 2007, shareholders of Fidelity Advisor Korea Fund approved the merger of Advisor Korea into Fidelity Advisor Emerging Asia Fund. The merger was completed on December 7, 2007.

Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,519.90	$ 10.16
Hypothetical A	$ 1,000.00	$ 1,017.14	$ 8.13
Class T
Actual	$ 1,000.00	$ 1,515.70	$ 11.73
Hypothetical A	$ 1,000.00	$ 1,015.88	$ 9.40
Class B
Actual	$ 1,000.00	$ 1,511.60	$ 14.88
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Class C
Actual	$ 1,000.00	$ 1,511.40	$ 14.88
Hypothetical A	$ 1,000.00	$ 1,013.36	$ 11.93
Institutional Class
Actual	$ 1,000.00	$ 1,519.40	$ 8.57
Hypothetical A	$ 1,000.00	$ 1,018.40	$ 6.87

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.60%
Class T	1.85%
Class B	2.35%
Class C	2.35%
Institutional Class	1.35%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	7.9	9.7
POSCO	6.4	5.8
NHN Corp.	6.3	4.2
Hyundai Heavy Industries Co. Ltd.	5.8	2.1
Taewoong Co. Ltd.	5.3	2.6
LG.Philips LCD Co. Ltd.	4.6	3.1
Hyundai Mipo Dockyard Co. Ltd.	4.2	3.7
Doosan Infracore Co. Ltd.	3.8	5.0
LG Household & Health Care Ltd.	3.6	3.0
Kookmin Bank	3.5	5.6
	51.4
Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	41.6	31.3
Information Technology	21.9	21.0
Financials	11.7	19.2
Materials	7.3	5.8
Consumer Staples	6.5	7.3
Consumer Discretionary	6.4	8.3
Energy	2.3	2.1
Telecommunication Services	1.8	1.9
Utilities	0.0	2.0
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 99.5%	Stocks 98.9%
Short-Term Investments and Net Other Assets 0.5%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.9%
Hyundai Mobis	7,640	$ 769,019
Automobiles - 0.4%
Hyundai Motor Co.	3,880	308,366
Hotels, Restaurants & Leisure - 0.9%
Hana Tour Service, Inc.	8,183	737,986
Household Durables - 4.2%
LG Electronics, Inc.	16,150	1,698,359
Woongjin Coway Co. Ltd.	44,420	1,702,665
		3,401,024
TOTAL CONSUMER DISCRETIONARY		5,216,395
CONSUMER STAPLES - 6.5%
Food & Staples Retailing - 2.9%
Shinsegae Co. Ltd.	2,977	2,345,846
Household Products - 3.6%
LG Household & Health Care Ltd.	13,290	2,963,077
TOTAL CONSUMER STAPLES		5,308,923
ENERGY - 2.3%
Oil, Gas & Consumable Fuels - 2.3%
SK Energy Co. Ltd.	8,008	1,840,613
FINANCIALS - 11.7%
Capital Markets - 1.7%
Daewoo Securities Co. Ltd.	15,980	476,209
Korea Investment Holdings Co. Ltd.	9,980	895,318
		1,371,527
Commercial Banks - 6.3%
Kookmin Bank	34,920	2,855,896
Shinhan Financial Group Co. Ltd.	34,442	2,255,435
		5,111,331
Insurance - 3.7%
Meritz Fire & Marine Insurance Co. Ltd.	98,381	1,438,423
Samsung Fire & Marine Insurance Co. Ltd.	5,750	1,599,824
		3,038,247
TOTAL FINANCIALS		9,521,105
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 41.6%
Construction & Engineering - 10.1%
Doosan Heavy Industries & Construction Co. Ltd.	14,720	$ 2,718,322
GS Engineering & Construction Corp.	9,470	2,006,547
Hyundai Engineering & Construction Co. Ltd. (a)	13,086	1,340,047
Samsung Engineering Co. Ltd.	15,980	2,152,605
		8,217,521
Industrial Conglomerates - 5.5%
LG Corp.	15,850	1,450,586
Samsung Techwin Co. Ltd.	36,590	2,245,350
SK Holdings Co. Ltd.	2,553	766,946
		4,462,882
Machinery - 22.9%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	34,720	2,205,608
Doosan Infracore Co. Ltd.	73,110	3,111,570
Hyundai Heavy Industries Co. Ltd.	8,310	4,672,800
Hyundai Mipo Dockyard Co. Ltd.	7,650	3,399,300
Hyunjin Materials Co. Ltd.	13,800	906,758
Taewoong Co. Ltd.	30,209	4,317,460
		18,613,496
Marine - 1.5%
STX Pan Ocean Co. Ltd.	465,000	1,196,157
Trading Companies & Distributors - 1.6%
Samsung Corp.	14,440	1,336,555
TOTAL INDUSTRIALS		33,826,611
INFORMATION TECHNOLOGY - 21.9%
Electronic Equipment & Instruments - 5.8%
LG.Philips LCD Co. Ltd. (a)	67,890	3,750,970
SFA Engineering Corp.	12,266	940,892
		4,691,862
Internet Software & Services - 6.3%
NHN Corp. (a)	15,808	5,083,508
Semiconductors & Semiconductor Equipment - 9.8%
Hynix Semiconductor, Inc. (a)	17,430	488,991
PSK, Inc.	47,854	582,740
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Samsung Electronics Co. Ltd.	10,432	$ 6,433,065
Simm Tech Co. Ltd.	49,615	491,987
		7,996,783
TOTAL INFORMATION TECHNOLOGY		17,772,153
MATERIALS - 6.5%
Chemicals - 0.1%
MNTECH Co. Ltd.	3,390	64,179
Metals & Mining - 6.4%
POSCO	7,090	5,170,843
TOTAL MATERIALS		5,235,022
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.8%
LG Dacom Corp.	44,180	1,435,355
TOTAL COMMON STOCKS (Cost $35,950,716)		80,156,177
Nonconvertible Preferred Stocks - 0.8%

MATERIALS - 0.8%
Chemicals - 0.8%
LG Chemical Ltd.	13,420	671,865
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $725,395)		671,865
Money Market Funds - 0.9%

Fidelity Cash Central Fund, 4.97% (b) (Cost $734,710)	734,710	734,710
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $37,410,821)		81,562,752
NET OTHER ASSETS - (0.4)%		(299,911)
NET ASSETS - 100%		$ 81,262,841
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 62,179

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $36,676,111)	$ 80,828,042
Fidelity Central Funds (cost $734,710)	734,710
Total Investments (cost $37,410,821)		$ 81,562,752
Receivable for fund shares sold		38,704
Dividends receivable		9,121
Distributions receivable from Fidelity Central Funds		4,405
Prepaid expenses		315
Receivable from investment adviser for expense reductions		19,776
Other receivables		5,598
Total assets		81,640,671

Liabilities
Payable for fund shares redeemed	$ 163,322
Accrued management fee	50,772
Distribution fees payable	31,075
Other affiliated payables	17,201
Other payables and accrued expenses	115,460
Total liabilities		377,830

Net Assets		$ 81,262,841
Net Assets consist of:
Paid in capital		$ 30,799,759
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,310,948
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,152,134
Net Assets		$ 81,262,841

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($42,878,952 ÷ 993,821 shares)	$ 43.15

Maximum offering price per share (100/94.25 of $43.15)	$ 45.78
Class T: Net Asset Value and redemption price per share ($8,252,459 ÷ 194,606 shares)	$ 42.41

Maximum offering price per share (100/96.50 of $42.41)	$ 43.95
Class B: Net Asset Value and offering price per share ($12,281,054 ÷ 299,215 shares)A	$ 41.04

Class C: Net Asset Value and offering price per share ($12,971,028 ÷ 315,502 shares)A	$ 41.11

Institutional Class: Net Asset Value, offering price and redemption price per share ($4,879,348 ÷ 111,421 shares)	$ 43.79

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

		Year ended October 31, 2007
Investment Income
Dividends		$ 969,536
Interest		173
Income from Fidelity Central Funds		62,179
		1,031,888
Less foreign taxes withheld		(156,742)
Total income		875,146

Expenses
Management fee	$ 512,077
Transfer agent fees	168,570
Distribution fees	317,025
Accounting fees and expenses	33,091
Custodian fees and expenses	69,465
Independent trustees' compensation	213
Registration fees	53,271
Audit	99,906
Legal	11,126
Miscellaneous	19,115
Total expenses before reductions	1,283,859
Expense reductions	(141,361)	1,142,498
Net investment income (loss)		(267,352)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,109,352
Foreign currency transactions	(35,411)
Total net realized gain (loss)		7,073,941
Change in net unrealized appreciation (depreciation) on: Investment securities	31,829,451
Assets and liabilities in foreign currencies	203
Total change in net unrealized appreciation (depreciation)		31,829,654
Net gain (loss)		38,903,595
Net increase (decrease) in net assets resulting from operations		$ 38,636,243

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (267,352)	$ (365,798)
Net realized gain (loss)	7,073,941	7,695,286
Change in net unrealized appreciation (depreciation)	31,829,654	5,279,885
Net increase (decrease) in net assets resulting from operations	38,636,243	12,609,373
Distributions to shareholders from net investment income	(404,953)	(30,239)
Distributions to shareholders from net realized gain	(600,455)	(35,505)
Total distributions	(1,005,408)	(65,744)
Share transactions - net increase (decrease)	(16,257,043)	19,189,578
Redemption fees	14,679	89,251
Total increase (decrease) in net assets	21,388,471	31,822,458

Net Assets
Beginning of period	59,874,370	28,051,912
End of period	$ 81,262,841	$ 59,874,370

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.16	$ 17.40	$ 11.93	$ 11.07	$ 9.05
Income from Investment Operations
Net investment income (loss) C	(.05)	(.08)	.04	(.06)	.01
Net realized and unrealized gain (loss)	19.49	6.87	5.42	.91	2.01
Total from investment operations	19.44	6.79	5.46	.85	2.02
Distributions from net investment income	(.22)	(.03)	-	-	-
Distributions from net realized gain	(.24)	(.03)	-	-	-
Total distributions	(.46)	(.06)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 43.15	$ 24.16	$ 17.40	$ 11.93	$ 11.07
Total ReturnA,B	81.90%	39.24%	45.85%	7.77%	22.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.76%	1.82%	2.25%	2.76%	2.85%
Expenses net of fee waivers, if any	1.60%	1.60%	1.69%	2.00%	2.00%
Expenses net of all reductions	1.55%	1.41%	1.65%	2.00%	2.00%
Net investment income (loss)	(.17)%	(.36)%	.28%	(.50)%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,879	$ 29,541	$ 15,566	$ 12,309	$ 12,187
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.79	$ 17.15	$ 11.78	$ 10.96	$ 8.99
Income from Investment Operations
Net investment income (loss) C	(.12)	(.14)	.01	(.09)	(.01)
Net realized and unrealized gain (loss)	19.14	6.77	5.35	.90	1.98
Total from investment operations	19.02	6.63	5.36	.81	1.97
Distributions from net investment income	(.17)	-	-	-	-
Distributions from net realized gain	(.24)	(.02)	-	-	-
Total distributions	(.41)	(.02)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 42.41	$ 23.79	$ 17.15	$ 11.78	$ 10.96
Total Return A,B	81.20%	38.87%	45.59%	7.48%	21.91%
Ratios to Average Net Assets D,F
Expenses before reductions	2.12%	2.23%	2.67%	3.54%	3.74%
Expenses net of fee waivers, if any	1.85%	1.85%	1.91%	2.25%	2.25%
Expenses net of all reductions	1.80%	1.66%	1.87%	2.25%	2.25%
Net investment income (loss)	(.42)%	(.61)%	.06%	(.75)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,252	$ 5,800	$ 3,407	$ 1,383	$ 1,223
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 16.69	$ 11.53	$ 10.78	$ 8.88
Income from Investment Operations
Net investment income (loss) C	(.26)	(.24)	(.07)	(.14)	(.06)
Net realized and unrealized gain (loss)	18.53	6.59	5.22	.88	1.96
Total from investment operations	18.27	6.35	5.15	.74	1.90
Distributions from net investment income	(.07)	-	-	-	-
Distributions from net realized gain	(.24)	-	-	-	-
Total distributions	(.31)	-	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 41.04	$ 23.07	$ 16.69	$ 11.53	$ 10.78
Total ReturnA,B	80.19%	38.23%	44.75%	6.96%	21.40%
Ratios to Average Net Assets D,F
Expenses before reductions	2.54%	2.64%	3.06%	3.63%	4.08%
Expenses net of fee waivers, if any	2.35%	2.35%	2.42%	2.75%	2.75%
Expenses net of all reductions	2.30%	2.16%	2.38%	2.75%	2.75%
Net investment income (loss)	(.92)%	(1.11)%	(.45)%	(1.25)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,281	$ 8,587	$ 4,384	$ 2,279	$ 1,175
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 23.07	$ 16.71	$ 11.53	$ 10.79	$ 8.89
Income from Investment Operations
Net investment income (loss) C	(.26)	(.24)	(.06)	(.14)	(.06)
Net realized and unrealized gain (loss)	18.56	6.58	5.23	.87	1.96
Total from investment operations	18.30	6.34	5.17	.73	1.90
Distributions from net investment income	(.03)	-	-	-	-
Distributions from net realized gain	(.24)	(.01)	-	-	-
Total distributions	(.27)	(.01)	-	-	-
Redemption fees added to paid in capital C	.01	.03	.01	.01	-
Net asset value, end of period	$ 41.11	$ 23.07	$ 16.71	$ 11.53	$ 10.79
Total Return A,B	80.21%	38.10%	44.93%	6.86%	21.37%
Ratios to Average Net Assets D,F
Expenses before reductions	2.52%	2.56%	3.00%	3.63%	3.82%
Expenses net of fee waivers, if any	2.35%	2.35%	2.39%	2.75%	2.75%
Expenses net of all reductions	2.30%	2.16%	2.35%	2.75%	2.75%
Net investment income (loss)	(.92)%	(1.11)%	(.42)%	(1.25)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,971	$ 11,281	$ 3,994	$ 759	$ 531
Portfolio turnover rate E	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 24.55	$ 17.65	$ 12.06	$ 11.16	$ 9.11
Income from Investment Operations
Net investment income (loss) B	.02	(.03)	.09	(.03)	.04
Net realized and unrealized gain (loss)	19.74	6.97	5.49	.92	2.01
Total from investment operations	19.76	6.94	5.58	.89	2.05
Distributions from net investment income	(.29)	(.04)	-	-	-
Distributions from net realized gain	(.24)	(.03)	-	-	-
Total distributions	(.53)	(.07)	-	-	-
Redemption fees added to paid in capital B	.01	.03	.01	.01	-
Net asset value, end of period	$ 43.79	$ 24.55	$ 17.65	$ 12.06	$ 11.16
Total ReturnA	82.07%	39.53%	46.35%	8.06%	22.50%
Ratios to Average Net Assets C,E
Expenses before reductions	1.48%	1.50%	1.93%	2.74%	3.11%
Expenses net of fee waivers, if any	1.35%	1.35%	1.42%	1.75%	1.75%
Expenses net of all reductions	1.30%	1.16%	1.37%	1.75%	1.75%
Net investment income (loss)	.08%	(.11)%	.55%	(.25)%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,879	$ 4,665	$ 701	$ 309	$ 177
Portfolio turnover rate D	33%	133%	97%	77%	127%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Korea Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on March 30, 2007, the Fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains, foreign currency transactions and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 44,739,270
Unrealized depreciation	(604,433)
Net unrealized appreciation (depreciation)	44,134,837
Undistributed ordinary income	406,803
Undistributed long-term capital gain	5,755,724

Cost for federal income tax purposes	$ 37,427,915

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 404,953	$ 65,744
Long-term Capital Gains	600,455	-
Total	$ 1,005,408	$ 65,744

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $20,989,808 and $37,582,215, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .81% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 82,093	$ 6,342
Class T	.25%	.25%	30,330	52
Class B	.75%	.25%	94,267	71,003
Class C	.75%	.25%	110,335	33,378
			$ 317,025	$ 110,775

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,756
Class T	2,219
Class B*	25,382
Class C*	7,438
$ 49,795

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 82,963.25
Class T	21,797.36
Class B	26,683.28
Class C	28,819.26
Institutional Class	8,308.21
	$ 168,570

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.60%	$ 53,333
Class T	1.85%	16,690
Class B	2.35%	18,169
Class C	2.35%	18,951
Institutional Class	1.35%	5,211
		$ 112,354

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $28,895 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 269,157	$ 27,615
Class T	41,276	-
Class B	26,691	-
Class C	15,164	-
Institutional Class	52,665	2,624
Total	$ 404,953	$ 30,239
From net realized gain
Class A	$ 290,980	$ 27,605
Class T	60,038	4,672
Class B	91,512	-
Class C	113,730	1,500
Institutional Class	44,195	1,728
Total	$ 600,455	$ 35,505

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	139,009	1,185,931	$ 3,954,079	$ 27,173,864
Reinvestment of distributions	15,977	1,638	399,434	34,559
Shares redeemed	(383,709)	(859,524)	(10,863,154)	(20,245,636)
Net increase (decrease)	(228,723)	328,045	$ (6,509,641)	$ 6,962,787
Class T
Shares sold	58,753	207,888	$ 1,762,515	$ 4,716,540
Reinvestment of distributions	3,306	218	81,523	4,462
Shares redeemed	(111,242)	(162,980)	(2,990,269)	(3,660,914)
Net increase (decrease)	(49,183)	45,126	$ (1,146,231)	$ 1,060,088
Class B
Shares sold	52,939	278,751	$ 1,439,617	$ 6,095,750
Reinvestment of distributions	3,008	-	72,142	-
Shares redeemed	(129,013)	(169,082)	(3,407,347)	(3,759,331)
Net increase (decrease)	(73,066)	109,669	$ (1,895,588)	$ 2,336,419

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares Years ended October 31,		Dollars Years ended October 31,
	2007	2006	2007	2006
Class C
Shares sold	105,622	597,257	$ 2,911,198	$ 13,005,755
Reinvestment of distributions	3,241	42	77,846	846
Shares redeemed	(282,349)	(347,404)	(7,625,250)	(7,601,699)
Net increase (decrease)	(173,486)	249,895	$ (4,636,206)	$ 5,404,902
Institutional Class
Shares sold	60,656	321,017	$ 1,778,589	$ 7,443,455
Reinvestment of distributions	2,306	106	58,462	2,296
Shares redeemed	(141,540)	(170,833)	(3,906,428)	(4,020,369)
Net increase (decrease)	(78,578)	150,290	$ (2,069,377)	$ 3,425,382

12. Subsequent Event

On December 7, 2007, Fidelity Advisor Emerging Markets Fund ("Acquiring Fund") acquired all of the assets and assumed all of the liabilities of the Fund pursuant to an agreement and plan of reorganization approved by Fund shareholders on November 14, 2007. As part of the reorganization, Fund shareholders of Class A, Class T, Class B, Class C and Institutional Class received shares of the corresponding class of the Acquiring Fund equal in value to the shareholder's shares in the Fund on the date of the reorganization. The reorganization qualified as a tax-free transaction for federal income tax purposes with no gain or loss recognized by the Fund or its shareholders.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 12 of the financial statements, on December 7, 2007, all assets and liabilities of the Fund were transferred to Fidelity Advisor Emerging Asia Fund and the Fund ceased operations.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-
present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-
1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-
present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-
2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-
present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Fidelity Advisor Korea Fund. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-
present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-
2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Fidelity Advisor Korea Fund. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Fidelity Advisor Korea Fund. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Fidelity Advisor Korea Fund. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Fidelity Advisor Korea Fund. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Fidelity Advisor Korea Fund. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-
present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Fidelity Advisor Korea Fund. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-
2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Korea Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Advisor Korea Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Advisor Korea Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Advisor Korea Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Korea Fund voted to pay to shareholders of record at the opening of business on record date the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/06/07	12/05/07	$0.000	$16.175

The fund designates $5,756,561 as a capital gain dividend with respect to the taxable year ended October 31, 2007, or, if subsequently determined to be different, the net capital gain of such year.

The fund hereby designates as a short-term capital gain dividend with respect to the taxable period beginning November 1, 2007 and ending on December 7, 2007, $5,457,696 or, if subsequently determined to be different, the net short-term capital gain of such period.

The percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code is as follows:

December 2006
Institutional Class	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/04/06	$0.160	$0.0428

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on November 14, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Fidelity Advisor Korea Fund to Fidelity Advisor Emerging Asia Fund in exchange solely for shares of beneficial interest of Fidelity Advisor Emerging Asia Fund and the assumption by Fidelity Advisor Emerging Asia Fund of Fidelity Advisor Korea Fund's liabilities, in complete liquidation of Fidelity Advisor Korea Fund.

	# of Votes	% of Votes
Affirmative	23,280,863.84	76.388
Against	3,355,512.37	11.010
Abstain	3,100,854.39	10.174
Uninstructed	739,973.51	2.428
TOTAL	30,477,204.11	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Korea Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Furthermore, the Board considered that, on March 15, 2007, it had approved a proposal, subject to shareholder approval, to merge the fund into Fidelity Advisor Emerging Asia Fund. If shareholders approve the merger at a special meeting scheduled to be held in October 2007, it is expected to take place in December 2007.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class C of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class C show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Korea Fund

The Board stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class (Class I) compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Korea Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors (to facilitate the fund's proposed merger), it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AKORI-UANN-1207
1.784759.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	58.29%	50.25%	23.42%
Class T (incl. 3.50% sales charge)	61.64%	50.59%	23.46%
Class B (incl. contingent deferred sales charge) B	61.68%	50.84%	23.56%
Class C (incl. contingent deferred sales charge) C	65.66%	50.92%	23.34%

A From December 21, 1998.

B Class B shares' contingent deferred sales charges included in the past one year, past five year, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year, past five year, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Advisor Latin America Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices. China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy. Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea-the index's biggest constituent with a weighting of about 16% on average during the period-was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

During the year, the fund's Class A, Class T, Class B and Class C shares returned 67.94%, 67.50%, 66.68% and 66.66%, respectively (excluding sales charges), versus 78.51% for the MSCI Emerging Markets-Latin America Index. Performance relative to the index was held back by unfavorable security selection and an underweighting in materials, by weak stock selection and an overweighting in consumer discretionary stocks, and by a modest cash position. Good stock selection in telecommunication services helped, as did underweighting electric utilities. Geographically, weak stock selection in Brazil and Mexico hurt, but strong security selection in Chile and overweighting Brazil helped. Individual detractors included Brazilian airline TAM, Mexican homebuilder Corporacion Geo and underweighting materials stocks that performed well, including Brazil's Companhia Vale do Rio Doce (CVRD) and Grupo Mexico. Brazilian online retailer Submarino - which merged with Americanas.com to form B2W - Chilean iron ore and steel producer CAP and an underweighting in Mexican cement producer Cemex contributed.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,382.10	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,018.05	$ 7.22
Class T
Actual	$ 1,000.00	$ 1,379.90	$ 10.26
HypotheticalA	$ 1,000.00	$ 1,016.59	$ 8.69
Class B
Actual	$ 1,000.00	$ 1,376.60	$ 13.24
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 11.22
Class C
Actual	$ 1,000.00	$ 1,377.10	$ 12.88
HypotheticalA	$ 1,000.00	$ 1,014.37	$ 10.92
Institutional Class
Actual	$ 1,000.00	$ 1,384.60	$ 6.55
HypotheticalA	$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%
Class T	1.71%
Class B	2.21%
Class C	2.15%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA Petrobras	15.6	11.3
Companhia Vale do Rio Doce	15.0	11.7
America Movil SAB de CV	8.9	11.7
Banco Bradesco SA	4.5	4.4
Uniao de Bancos Brasileiros SA (Unibanco)	3.5	4.2
	47.5
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	26.4	24.0
Energy	16.6	11.8
Financials	16.2	15.1
Telecommunication Services	13.0	15.4
Consumer Discretionary	7.9	8.8
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	64.6	58.1
Mexico	21.4	29.1
Chile	4.0	7.4
Bermuda	1.7	0.5
United States of America	1.1	0.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 96.1%	Stocks 97.7%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
Argentina - 0.7%
Banco Patagonia SA unit	18,400	$ 446,679
Grupo Clarin SA GDR (a)(f)	35,700	714,000
Telecom Argentina SA Class B sponsored ADR (a)	39,100	938,791
TOTAL ARGENTINA		2,099,470
Bermuda - 1.7%
Credicorp Ltd. (NY Shares)	31,100	2,311,663
Dufry South America Ltd. unit	86,507	2,525,558
Laep Investments Ltd. unit (a)	57,184	234,672
TOTAL BERMUDA		5,071,893
Brazil - 61.9%
Acucar Guarani SA	86,300	504,302
AES Tiete SA (PN) (non-vtg.)	25,036,300	878,391
All America Latina Logistica SA unit	156,400	2,476,944
Amil Participacoes SA (a)	48,700	458,823
B2W Companhia Global Do Varejo	48,600	2,623,687
Banco ABC Brasil SA	99,190	888,645
Banco Bradesco SA:
(PN)	96,756	3,288,395
(PN) sponsored ADR	286,500	9,783,975
Banco Daycoval SA (PN)	96,600	1,139,032
Banco do Brasil SA	79,100	1,432,862
Banco do Estado do Rio Grande do Sul SA (a)(f)	103,053	699,886
Banco Indusval SA (f)	25,160	367,926
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	90,800	2,592,340
Bovespa Holding SA (a)	6,000	114,271
Brasil Telecom Participacoes SA sponsored ADR	42,340	3,149,673
Companhia Brasileira (a)(f)	778	413,710
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	75,200	6,144,592
sponsored ADR	3,260	260,800
Companhia de Saneamento de Minas Gerais	66,800	1,254,841
Companhia Providencia Industria e Comercio	93,700	720,311
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	46,300	3,699,370
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	740,600	23,380,742
sponsored ADR	475,600	17,920,608
Construtora Tenda SA	105,700	531,524
Duratex SA (PN)	107,600	3,600,349
Eletropaulo Metropolitana SA (PN-B)	15,160,000	1,169,794
Gafisa SA (a)	39,600	711,843
Common Stocks - continued
	Shares	Value
Brazil - continued
Gafisa SA ADR (a)	16,300	$ 581,258
GVT Holding SA	135,800	2,982,718
Inpar SA	45,600	545,851
Localiza Rent a Car SA	59,600	705,857
MRV Engenharia e Participacoes SA	50,100	1,042,194
Multiplan Empreendimentos Imobiliarios SA	77,400	1,130,512
Net Servicos de Comunicacao SA:
sponsored ADR (a)	7,500	120,600
(PN) (a)	160,900	2,583,551
Petroleo Brasileiro SA - Petrobras:
(ON)	8,500	405,815
(PN) (non-vtg.)	163,200	6,805,896
(PN) sponsored ADR (non-vtg.)	227,400	18,917,406
sponsored ADR	203,000	19,412,890
Profarma Distribuidora de Produtos Farmaceuticos SA	52,100	1,008,815
Sao Carlos Empreen E Part SA (a)	45,800	549,304
Satipel Industrial SA	54,000	405,133
SEB - Sistema Educacional Brasileiro SA unit (a)	14,900	256,127
Sul America SA unit	15,700	283,763
TAM SA:
(PN) (ltd.-vtg.)	48,500	1,429,406
(PN) sponsored ADR (ltd. vtg.)	18,500	545,750
Tegma Gestao Logistica	89,200	1,531,264
Terna Participacoes SA unit	71,000	1,354,667
TIM Participacoes SA	83,300	388,069
TIM Participacoes SA sponsored ADR (non-vtg.)	25,200	1,169,280
Totvs SA	57,700	2,167,794
Tractebel Energia SA	90,700	1,266,581
Uniao de Bancos Brasileiros SA (Unibanco):
unit	16,600	262,706
GDR	62,300	9,845,892
Usinas Siderurgicas de Minas Gerais SA - Usiminas	12,000	1,007,109
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	87,800	6,886,066
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,980	125,236
sponsored ADR (non-vtg.)	135,650	4,252,628
TOTAL BRAZIL		180,177,774
Chile - 4.0%
CAP SA	148,189	4,775,731
Inversiones Aguas Metropolitanas SA ADR (f)	61,350	1,518,965
Common Stocks - continued
	Shares	Value
Chile - continued
Lan Airlines SA sponsored ADR	240,500	$ 4,001,920
Masisa SA	3,017,104	722,513
Vina Concha y Toro SA sponsored ADR	9,085	471,784
TOTAL CHILE		11,490,913
Colombia - 0.9%
Almacenes Exito SA unit (f)	137,300	1,060,467
BanColombia SA sponsored ADR	45,000	1,653,750
TOTAL COLOMBIA		2,714,217
Luxembourg - 1.0%
Tenaris SA sponsored ADR	54,600	2,937,480
Mexico - 21.4%
Alsea SAB de CV	990,400	1,475,408
America Movil SAB de CV Series L sponsored ADR	395,600	25,868,279
Axtel SAB de CV unit (a)	829,119	2,100,059
Banco Compartamos SA de CV	248,000	1,279,574
Cemex SA de CV sponsored ADR (a)	148,267	4,547,349
Corporacion Geo SA de CV Series B (a)	704,600	2,597,683
Desarrolladora Homex Sab de CV (a)	35,800	338,293
Desarrolladora Homex Sab de CV sponsored ADR (a)	12,700	717,677
Empresas ICA Sociedad Controladora SA de CV (a)	48,700	342,094
Fomento Economico Mexicano SA de CV sponsored ADR	145,563	5,183,498
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	37,600	1,972,120
Grupo Aeroportuario Norte Sab de CV ADR	14,253	435,144
Grupo Mexico SA de CV Series B	199,056	1,811,332
Grupo Televisa SA de CV	65,900	328,703
Grupo Televisa SA de CV (CPO) sponsored ADR	233,656	5,806,352
Industrias Penoles SA de CV	99,000	2,349,669
Maxcom Telecomunicaciones SA de CV ADR (a)	15,200	263,872
Urbi, Desarrollos Urbanos, SA de CV (a)	565,100	2,183,575
Wal-Mart de Mexico SA de CV Series V	631,869	2,566,645
TOTAL MEXICO		62,167,326
Panama - 0.7%
Copa Holdings SA Class A	26,800	1,013,308
Intergroup Financial Services Corp.	41,129	719,758
Intergroup Financial Services Corp. (f)	11,123	194,653
TOTAL PANAMA		1,927,719
Common Stocks - continued
	Shares	Value
United States of America - 1.1%
NII Holdings, Inc. (a)	15,900	$ 922,200
Southern Copper Corp.	15,261	2,131,962
TOTAL UNITED STATES OF AMERICA		3,054,162
TOTAL COMMON STOCKS (Cost $147,392,303)		271,640,954
Nonconvertible Preferred Stocks - 2.7%

Brazil - 2.7%
Banco Itau Holding Financeira SA (PN) (non-vtg.)	189,980	5,391,606
Brasil Telecom Participacoes SA (PN)	17,000	254,003
Companhia Vale do Rio Doce (PN-A)	74,400	2,347,980
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,472,951)		7,993,589
Convertible Bonds - 0.0%
Principal Amount (d)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13(g) (Cost $43,358)	BRL	691	51,922
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	9,318,015	$ 9,318,015
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	2,758,650	2,758,650
TOTAL MONEY MARKET FUNDS (Cost $12,076,665)		12,076,665
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $161,985,277)	291,763,130
NET OTHER ASSETS - (0.3)%	(825,580)
NET ASSETS - 100%	$ 290,937,550
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,969,607 or 1.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $51,922 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/20/07	$ 43,358
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 256,945
Fidelity Securities Lending Cash Central Fund	35,849
Total	$ 292,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $2,772,530) - See accompanying schedule: Unaffiliated issuers (cost $149,908,612)	$ 279,686,465
Fidelity Central Funds (cost $12,076,665)	12,076,665
Total Investments (cost $161,985,277)		$ 291,763,130
Cash		2,621
Receivable for investments sold		1,266,398
Receivable for fund shares sold		3,362,362
Dividends receivable		791,370
Interest receivable		2
Distributions receivable from Fidelity Central Funds		36,223
Prepaid expenses		49
Other receivables		16,073
Total assets		297,238,228

Liabilities
Payable for investments purchased	$ 2,327,411
Payable for fund shares redeemed	806,160
Accrued management fee	158,304
Distribution fees payable	114,420
Other affiliated payables	64,589
Other payables and accrued expenses	71,144
Collateral on securities loaned, at value	2,758,650
Total liabilities		6,300,678

Net Assets		$ 290,937,550
Net Assets consist of:
Paid in capital		$ 156,383,577
Undistributed net investment income		787,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,990,428
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,776,439
Net Assets		$ 290,937,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($132,523,503 ÷ 2,151,418 shares)	$ 61.60

Maximum offering price per share (100/94.25 of $61.60)	$ 65.36
Class T: Net Asset Value and redemption price per share ($46,959,819 ÷ 768,755 shares)	$ 61.09

Maximum offering price per share (100/96.50 of $61.09)	$ 63.31
Class B: Net Asset Value and offering price per share ($32,142,595 ÷ 536,894 shares)A	$ 59.87

Class C: Net Asset Value and offering price per share ($60,414,909 ÷ 1,013,201 shares)A	$ 59.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,896,724 ÷ 300,473 shares)	$ 62.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 4,685,211
Interest		2,553
Income from Fidelity Central Funds		292,794
		4,980,558
Less foreign taxes withheld		(481,450)
Total income		4,499,108

Expenses
Management fee	$ 1,372,188
Transfer agent fees	556,109
Distribution fees	1,010,868
Accounting and security lending fees	103,601
Custodian fees and expenses	165,662
Independent trustees' compensation	619
Registration fees	75,873
Audit	50,662
Legal	2,922
Miscellaneous	924
Total expenses before reductions	3,339,428
Expense reductions	(28,885)	3,310,543
Net investment income (loss)		1,188,565
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,125,397
Foreign currency transactions	(96,532)
Total net realized gain (loss)		5,028,865
Change in net unrealized appreciation (depreciation) on: Investment securities	95,316,910
Assets and liabilities in foreign currencies	(2,833)
Total change in net unrealized appreciation (depreciation)		95,314,077
Net gain (loss)		100,342,942
Net increase (decrease) in net assets resulting from operations		$ 101,531,507

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,188,565	$ 1,379,135
Net realized gain (loss)	5,028,865	2,245,672
Change in net unrealized appreciation (depreciation)	95,314,077	21,269,289
Net increase (decrease) in net assets resulting from operations	101,531,507	24,894,096
Distributions to shareholders from net investment income	(1,338,713)	(538,516)
Distributions to shareholders from net realized gain	(2,827,380)	(1,061,609)
Total distributions	(4,166,093)	(1,600,125)
Share transactions - net increase (decrease)	60,112,145	63,902,874
Redemption fees	149,278	173,927
Total increase (decrease) in net assets	157,626,837	87,370,772

Net Assets
Beginning of period	133,310,713	45,939,941
End of period (including undistributed net investment income of $787,106 and undistributed net investment income of $1,189,745, respectively)	$ 290,937,550	$ 133,310,713

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.85	$ 27.16	$ 16.72	$ 12.49	$ 8.29
Income from Investment Operations
Net investment income (loss) C	.42	.58	.42	.24	.12
Net realized and unrealized gain (loss)	24.52	10.94	10.14	4.09	4.17
Total from investment operations	24.94	11.52	10.56	4.33	4.29
Distributions from net investment income	(.46)	(.34)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.23)	(.89)	(.17)	(.11)	(.09)
Redemption fees added to paid in capital C	.04	.06	.05	.01	-
Net asset value, end of period	$ 61.60	$ 37.85	$ 27.16	$ 16.72	$ 12.49
Total Return A,B	67.94%	43.54%	63.94%	34.98%	52.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.45%	1.62%	1.93%	3.07%	5.92%
Expenses net of fee waivers, if any	1.45%	1.50%	1.56%	2.02%	2.02%
Expenses net of all reductions	1.43%	1.47%	1.50%	1.98%	2.02%
Net investment income (loss)	.88%	1.70%	1.88%	1.63%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,524	$ 56,662	$ 13,736	$ 1,954	$ 918
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.56	$ 26.98	$ 16.63	$ 12.44	$ 8.24
Income from Investment Operations
Net investment income (loss) C	.28	.49	.36	.20	.10
Net realized and unrealized gain (loss)	24.35	10.86	10.09	4.07	4.16
Total from investment operations	24.63	11.35	10.45	4.27	4.26
Distributions from net investment income	(.37)	(.28)	(.15)	(.09)	(.06)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.14)	(.83)	(.15)	(.09)	(.06)
Redemption fees added to paid in capital C	.04	.06	.05	.01	-
Net asset value, end of period	$ 61.09	$ 37.56	$ 26.98	$ 16.63	$ 12.44
Total Return A,B	67.50%	43.11%	63.57%	34.59%	52.06%
Ratios to Average Net Assets D,F
Expenses before reductions	1.72%	1.89%	2.26%	3.47%	6.58%
Expenses net of fee waivers, if any	1.72%	1.75%	1.82%	2.27%	2.27%
Expenses net of all reductions	1.71%	1.72%	1.77%	2.23%	2.27%
Net investment income (loss)	.61%	1.45%	1.61%	1.38%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,960	$ 23,723	$ 9,144	$ 2,585	$ 1,315
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.87	$ 26.54	$ 16.40	$ 12.29	$ 8.13
Income from Investment Operations
Net investment income (loss) C	.05	.31	.24	.13	.05
Net realized and unrealized gain (loss)	23.91	10.68	9.95	4.02	4.12
Total from investment operations	23.96	10.99	10.19	4.15	4.17
Distributions from net investment income	(.22)	(.17)	(.10)	(.05)	(.01)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(.99)	(.72)	(.10)	(.05)	(.01)
Redemption fees added to paid in capital C	.03	.06	.05	.01	-
Net asset value, end of period	$ 59.87	$ 36.87	$ 26.54	$ 16.40	$ 12.29
Total Return A,B	66.68%	42.36%	62.73%	33.95%	51.35%
Ratios to Average Net Assets D,F
Expenses before reductions	2.22%	2.42%	2.73%	3.67%	6.80%
Expenses net of fee waivers, if any	2.22%	2.25%	2.34%	2.77%	2.77%
Expenses net of all reductions	2.20%	2.22%	2.28%	2.73%	2.77%
Net investment income (loss)	.11%	.95%	1.10%	.88%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,143	$ 17,402	$ 8,998	$ 3,222	$ 1,513
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.74	$ 26.48	$ 16.35	$ 12.25	$ 8.11
Income from Investment Operations
Net investment income (loss) C	.07	.31	.24	.13	.05
Net realized and unrealized gain (loss)	23.80	10.65	9.94	4.01	4.10
Total from investment operations	23.87	10.96	10.18	4.14	4.15
Distributions from net investment income	(.24)	(.21)	(.10)	(.05)	(.01)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.01)	(.76)	(.10)	(.05)	(.01)
Redemption fees added to paid in capital C	.03	.06	.05	.01	-
Net asset value, end of period	$ 59.63	$ 36.74	$ 26.48	$ 16.35	$ 12.25
Total Return A,B	66.66%	42.38%	62.86%	33.98%	51.23%
Ratios to Average Net Assets D,F
Expenses before reductions	2.18%	2.34%	2.69%	3.83%	6.85%
Expenses net of fee waivers, if any	2.18%	2.25%	2.32%	2.77%	2.77%
Expenses net of all reductions	2.17%	2.22%	2.26%	2.73%	2.77%
Net investment income (loss)	.14%	.95%	1.12%	.88%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,415	$ 29,189	$ 9,252	$ 2,167	$ 1,114
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 38.56	$ 27.64	$ 16.97	$ 12.64	$ 8.35
Income from Investment Operations
Net investment income (loss) B	.58	.66	.46	.28	.14
Net realized and unrealized gain (loss)	25.01	11.13	10.33	4.15	4.24
Total from investment operations	25.59	11.79	10.79	4.43	4.38
Distributions from net investment income	(.53)	(.38)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.30)	(.93)	(.17)	(.11)	(.09)
Redemption fees added to paid in capital B	.04	.06	.05	.01	-
Net asset value, end of period	$ 62.89	$ 38.56	$ 27.64	$ 16.97	$ 12.64
Total Return A	68.51%	43.79%	64.36%	35.36%	52.99%
Ratios to Average Net Assets C,E
Expenses before reductions	1.12%	1.26%	1.59%	2.14%	5.40%
Expenses net of fee waivers, if any	1.12%	1.25%	1.36%	1.77%	1.77%
Expenses net of all reductions	1.11%	1.23%	1.30%	1.73%	1.77%
Net investment income (loss)	1.21%	1.94%	2.08%	1.88%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,897	$ 6,335	$ 4,810	$ 3,440	$ 210
Portfolio turnover rate D	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 129,981,523
Unrealized depreciation	(1,801,135)
Net unrealized appreciation (depreciation)	128,180,388
Undistributed ordinary income	652,731
Undistributed long-term capital gain	4,632,711

Cost for federal income tax purposes	$ 163,582,742

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,338,713	$ 538,516
Long-term Capital Gains	2,827,380	1,061,609
Total	$ 4,166,093	$ 1,600,125

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,530,464 and $92,943,635, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 214,911	$ 9,272
Class T	.25%	.25%	167,184	132
Class B	.75%	.25%	225,745	169,401
Class C	.75%	.25%	403,028	164,683
			$ 1,010,868	$ 343,488

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 215,507
Class T	23,115
Class B*	48,375
Class C*	28,265
$ 315,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,422.29
Class T	104,475.31
Class B	69,557.31
Class C	112,282.28
Institutional Class	23,373.21
	$ 556,109

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $88 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $372 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $35,849.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,840 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,253.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 709,973	$ 219,332
Class T	240,940	104,207
Class B	107,563	62,797
Class C	191,630	83,084
Institutional Class	88,607	69,096
Total	$ 1,338,713	$ 538,516
From net realized gain
Class A	$ 1,198,858	$ 344,480
Class T	501,417	205,956
Class B	369,748	198,827
Class C	627,893	211,054
Institutional Class	129,464	101,292
Total	$ 2,827,380	$ 1,061,609

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	1,393,391	1,595,680	$ 65,803,104	$ 53,840,185
Reinvestment of distributions	43,952	17,187	1,688,203	510,999
Shares redeemed	(782,832)	(621,628)	(35,128,744)	(20,607,296)
Net increase (decrease)	654,511	991,239	$ 32,362,563	$ 33,743,888
Class T
Shares sold	455,916	687,146	$ 21,240,936	$ 23,305,912
Reinvestment of distributions	18,830	10,076	718,933	298,075
Shares redeemed	(337,584)	(404,484)	(15,355,363)	(13,258,659)
Net increase (decrease)	137,162	292,738	$ 6,604,506	$ 10,345,328
Class B
Shares sold	237,976	327,369	$ 10,853,846	$ 10,890,504
Reinvestment of distributions	11,564	8,380	434,710	244,506
Shares redeemed	(184,610)	(202,830)	(7,992,057)	(6,575,665)
Net increase (decrease)	64,930	132,919	$ 3,296,499	$ 4,559,345
Class C
Shares sold	583,666	719,183	$ 27,131,346	$ 23,864,225
Reinvestment of distributions	19,005	8,714	711,556	253,286
Shares redeemed	(384,050)	(282,654)	(16,675,013)	(9,000,168)
Net increase (decrease)	218,621	445,243	$ 11,167,889	$ 15,117,343
Institutional Class
Shares sold	223,683	146,138	$ 11,037,917	$ 5,053,930
Reinvestment of distributions	3,561	3,624	139,192	109,601
Shares redeemed	(91,047)	(159,490)	(4,496,421)	(5,026,561)
Net increase (decrease)	136,197	(9,728)	$ 6,680,688	$ 136,970

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (73)

Year of Election or Appointmen: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election of Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Name, Age; Principal Occupation
Kimberley H. Monasterio (57)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Latin America. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Latin America. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Latin America. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Latin America. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Latin America. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Latin America. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Latin America. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Latin America voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.390	$0.950
Class T	12/10/07	12/07/07	$0.240	$0.950
Class B	12/10/07	12/07/07	$0.000	$0.950
Class C	12/10/07	12/07/07	$0.031	$0.950

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $5,586,468, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/04/06	$0.478	$0.0591
Class T	12/04/06	$0.398	$0.0591
Class B	12/04/06	$0.263	$0.0591
Class C	12/04/06	$0.273	$0.0591

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Advisor Latin America Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAF-UANN-1207
1.784760.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	6	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Life of fund A
Institutional Class	68.51%	52.50%	24.60%

A From December 21, 1998.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets - Latin America Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Brent Bottamini, Portfolio Manager of Fidelity® Advisor Latin America Fund

Emerging-markets equities continued their sparkling multiyear performance, returning 68.33% as measured by the Morgan Stanley Capital InternationalSM (MSCI®) Emerging Markets Index during the 12-month period ending October 31, 2007. On the whole, developing markets benefited from brisk economic growth, the ongoing build-out of commercial and industrial infrastructure, and rising commodity prices. China led the way with a superlative gain of roughly 168%, reflecting optimism about opportunities within the country's fast-growing economy. Hong Kong surged higher for similar reasons, jumping more than 147%. Brazil, the third-largest component of the MSCI benchmark, rose 111%, fueled largely by its exports of natural resources. However, three of the four largest country weightings in the index trailed its overall return despite very strong absolute performance. South Korea-the index's biggest constituent with a weighting of about 16% on average during the period-was a prime example. It gained almost 57% but still fell about 12 percentage points shy of the MSCI Emerging Markets index. Taiwan and Russia also trailed, despite solid returns of approximately 40% and 33%, respectively.

During the year, the fund's Institutional Class shares returned 68.51%, versus 78.51% for the MSCI Emerging Markets-Latin America Index. Performance relative to the index was held back by unfavorable security selection and an underweighting in materials, by weak stock selection and an overweighting in consumer discretionary stocks, and by a modest cash position. Good stock selection in telecommunication services helped, as did underweighting electric utilities. Geographically, weak stock selection in Brazil and Mexico hurt, but strong security selection in Chile and overweighting Brazil helped. Individual detractors included Brazilian airline TAM, Mexican homebuilder Corporacion Geo and underweighting materials stocks that performed well, including Brazil's Companhia Vale do Rio Doce (CVRD) and Grupo Mexico. Brazilian online retailer Submarino - which merged with Americanas.com to form B2W - Chilean iron ore and steel producer CAP and an underweighting in Mexican cement producer Cemex contributed.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2007, the fund did not have more than 25% of its total assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,382.10	$ 8.53
HypotheticalA	$ 1,000.00	$ 1,018.05	$ 7.22
Class T
Actual	$ 1,000.00	$ 1,379.90	$ 10.26
HypotheticalA	$ 1,000.00	$ 1,016.59	$ 8.69
Class B
Actual	$ 1,000.00	$ 1,376.60	$ 13.24
HypotheticalA	$ 1,000.00	$ 1,014.06	$ 11.22
Class C
Actual	$ 1,000.00	$ 1,377.10	$ 12.88
HypotheticalA	$ 1,000.00	$ 1,014.37	$ 10.92
Institutional Class
Actual	$ 1,000.00	$ 1,384.60	$ 6.55
HypotheticalA	$ 1,000.00	$ 1,019.71	$ 5.55

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.42%
Class T	1.71%
Class B	2.21%
Class C	2.15%
Institutional Class	1.09%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Petroleo Brasileiro SA Petrobras	15.6	11.3
Companhia Vale do Rio Doce	15.0	11.7
America Movil SAB de CV	8.9	11.7
Banco Bradesco SA	4.5	4.4
Uniao de Bancos Brasileiros SA (Unibanco)	3.5	4.2
	47.5
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	26.4	24.0
Energy	16.6	11.8
Financials	16.2	15.1
Telecommunication Services	13.0	15.4
Consumer Discretionary	7.9	8.8
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	64.6	58.1
Mexico	21.4	29.1
Chile	4.0	7.4
Bermuda	1.7	0.5
United States of America	1.1	0.6
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 96.1%	Stocks 97.7%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets 2.3%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 93.4%
	Shares	Value
Argentina - 0.7%
Banco Patagonia SA unit	18,400	$ 446,679
Grupo Clarin SA GDR (a)(f)	35,700	714,000
Telecom Argentina SA Class B sponsored ADR (a)	39,100	938,791
TOTAL ARGENTINA		2,099,470
Bermuda - 1.7%
Credicorp Ltd. (NY Shares)	31,100	2,311,663
Dufry South America Ltd. unit	86,507	2,525,558
Laep Investments Ltd. unit (a)	57,184	234,672
TOTAL BERMUDA		5,071,893
Brazil - 61.9%
Acucar Guarani SA	86,300	504,302
AES Tiete SA (PN) (non-vtg.)	25,036,300	878,391
All America Latina Logistica SA unit	156,400	2,476,944
Amil Participacoes SA (a)	48,700	458,823
B2W Companhia Global Do Varejo	48,600	2,623,687
Banco ABC Brasil SA	99,190	888,645
Banco Bradesco SA:
(PN)	96,756	3,288,395
(PN) sponsored ADR	286,500	9,783,975
Banco Daycoval SA (PN)	96,600	1,139,032
Banco do Brasil SA	79,100	1,432,862
Banco do Estado do Rio Grande do Sul SA (a)(f)	103,053	699,886
Banco Indusval SA (f)	25,160	367,926
Banco Itau Holding Financeira SA sponsored ADR (non-vtg.)	90,800	2,592,340
Bovespa Holding SA (a)	6,000	114,271
Brasil Telecom Participacoes SA sponsored ADR	42,340	3,149,673
Companhia Brasileira (a)(f)	778	413,710
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	75,200	6,144,592
sponsored ADR	3,260	260,800
Companhia de Saneamento de Minas Gerais	66,800	1,254,841
Companhia Providencia Industria e Comercio	93,700	720,311
Companhia Siderurgica Nacional SA (CSN) sponsored ADR (e)	46,300	3,699,370
Companhia Vale do Rio Doce:
(PN-A) sponsored ADR	740,600	23,380,742
sponsored ADR	475,600	17,920,608
Construtora Tenda SA	105,700	531,524
Duratex SA (PN)	107,600	3,600,349
Eletropaulo Metropolitana SA (PN-B)	15,160,000	1,169,794
Gafisa SA (a)	39,600	711,843
Common Stocks - continued
	Shares	Value
Brazil - continued
Gafisa SA ADR (a)	16,300	$ 581,258
GVT Holding SA	135,800	2,982,718
Inpar SA	45,600	545,851
Localiza Rent a Car SA	59,600	705,857
MRV Engenharia e Participacoes SA	50,100	1,042,194
Multiplan Empreendimentos Imobiliarios SA	77,400	1,130,512
Net Servicos de Comunicacao SA:
sponsored ADR (a)	7,500	120,600
(PN) (a)	160,900	2,583,551
Petroleo Brasileiro SA - Petrobras:
(ON)	8,500	405,815
(PN) (non-vtg.)	163,200	6,805,896
(PN) sponsored ADR (non-vtg.)	227,400	18,917,406
sponsored ADR	203,000	19,412,890
Profarma Distribuidora de Produtos Farmaceuticos SA	52,100	1,008,815
Sao Carlos Empreen E Part SA (a)	45,800	549,304
Satipel Industrial SA	54,000	405,133
SEB - Sistema Educacional Brasileiro SA unit (a)	14,900	256,127
Sul America SA unit	15,700	283,763
TAM SA:
(PN) (ltd.-vtg.)	48,500	1,429,406
(PN) sponsored ADR (ltd. vtg.)	18,500	545,750
Tegma Gestao Logistica	89,200	1,531,264
Terna Participacoes SA unit	71,000	1,354,667
TIM Participacoes SA	83,300	388,069
TIM Participacoes SA sponsored ADR (non-vtg.)	25,200	1,169,280
Totvs SA	57,700	2,167,794
Tractebel Energia SA	90,700	1,266,581
Uniao de Bancos Brasileiros SA (Unibanco):
unit	16,600	262,706
GDR	62,300	9,845,892
Usinas Siderurgicas de Minas Gerais SA - Usiminas	12,000	1,007,109
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	87,800	6,886,066
Votorantim Celulose e Papel SA:
(PN) (non-vtg.)	3,980	125,236
sponsored ADR (non-vtg.)	135,650	4,252,628
TOTAL BRAZIL		180,177,774
Chile - 4.0%
CAP SA	148,189	4,775,731
Inversiones Aguas Metropolitanas SA ADR (f)	61,350	1,518,965
Common Stocks - continued
	Shares	Value
Chile - continued
Lan Airlines SA sponsored ADR	240,500	$ 4,001,920
Masisa SA	3,017,104	722,513
Vina Concha y Toro SA sponsored ADR	9,085	471,784
TOTAL CHILE		11,490,913
Colombia - 0.9%
Almacenes Exito SA unit (f)	137,300	1,060,467
BanColombia SA sponsored ADR	45,000	1,653,750
TOTAL COLOMBIA		2,714,217
Luxembourg - 1.0%
Tenaris SA sponsored ADR	54,600	2,937,480
Mexico - 21.4%
Alsea SAB de CV	990,400	1,475,408
America Movil SAB de CV Series L sponsored ADR	395,600	25,868,279
Axtel SAB de CV unit (a)	829,119	2,100,059
Banco Compartamos SA de CV	248,000	1,279,574
Cemex SA de CV sponsored ADR (a)	148,267	4,547,349
Corporacion Geo SA de CV Series B (a)	704,600	2,597,683
Desarrolladora Homex Sab de CV (a)	35,800	338,293
Desarrolladora Homex Sab de CV sponsored ADR (a)	12,700	717,677
Empresas ICA Sociedad Controladora SA de CV (a)	48,700	342,094
Fomento Economico Mexicano SA de CV sponsored ADR	145,563	5,183,498
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	37,600	1,972,120
Grupo Aeroportuario Norte Sab de CV ADR	14,253	435,144
Grupo Mexico SA de CV Series B	199,056	1,811,332
Grupo Televisa SA de CV	65,900	328,703
Grupo Televisa SA de CV (CPO) sponsored ADR	233,656	5,806,352
Industrias Penoles SA de CV	99,000	2,349,669
Maxcom Telecomunicaciones SA de CV ADR (a)	15,200	263,872
Urbi, Desarrollos Urbanos, SA de CV (a)	565,100	2,183,575
Wal-Mart de Mexico SA de CV Series V	631,869	2,566,645
TOTAL MEXICO		62,167,326
Panama - 0.7%
Copa Holdings SA Class A	26,800	1,013,308
Intergroup Financial Services Corp.	41,129	719,758
Intergroup Financial Services Corp. (f)	11,123	194,653
TOTAL PANAMA		1,927,719
Common Stocks - continued
	Shares	Value
United States of America - 1.1%
NII Holdings, Inc. (a)	15,900	$ 922,200
Southern Copper Corp.	15,261	2,131,962
TOTAL UNITED STATES OF AMERICA		3,054,162
TOTAL COMMON STOCKS (Cost $147,392,303)		271,640,954
Nonconvertible Preferred Stocks - 2.7%

Brazil - 2.7%
Banco Itau Holding Financeira SA (PN) (non-vtg.)	189,980	5,391,606
Brasil Telecom Participacoes SA (PN)	17,000	254,003
Companhia Vale do Rio Doce (PN-A)	74,400	2,347,980
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $2,472,951)		7,993,589
Convertible Bonds - 0.0%
Principal Amount (d)
Brazil - 0.0%
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13(g) (Cost $43,358)	BRL	691	51,922
Money Market Funds - 4.2%
	Shares	Value
Fidelity Cash Central Fund, 4.97% (b)	9,318,015	$ 9,318,015
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	2,758,650	2,758,650
TOTAL MONEY MARKET FUNDS (Cost $12,076,665)		12,076,665
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $161,985,277)	291,763,130
NET OTHER ASSETS - (0.3)%	(825,580)
NET ASSETS - 100%	$ 290,937,550
Currency Abbreviation
BRL	-	Brazilian real
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,969,607 or 1.7% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $51,922 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Companhia de Saneamento de Minas Gerais 2.3% 6/1/13	8/20/07	$ 43,358
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 256,945
Fidelity Securities Lending Cash Central Fund	35,849
Total	$ 292,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $2,772,530) - See accompanying schedule: Unaffiliated issuers (cost $149,908,612)	$ 279,686,465
Fidelity Central Funds (cost $12,076,665)	12,076,665
Total Investments (cost $161,985,277)		$ 291,763,130
Cash		2,621
Receivable for investments sold		1,266,398
Receivable for fund shares sold		3,362,362
Dividends receivable		791,370
Interest receivable		2
Distributions receivable from Fidelity Central Funds		36,223
Prepaid expenses		49
Other receivables		16,073
Total assets		297,238,228

Liabilities
Payable for investments purchased	$ 2,327,411
Payable for fund shares redeemed	806,160
Accrued management fee	158,304
Distribution fees payable	114,420
Other affiliated payables	64,589
Other payables and accrued expenses	71,144
Collateral on securities loaned, at value	2,758,650
Total liabilities		6,300,678

Net Assets		$ 290,937,550
Net Assets consist of:
Paid in capital		$ 156,383,577
Undistributed net investment income		787,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,990,428
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		129,776,439
Net Assets		$ 290,937,550

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($132,523,503 ÷ 2,151,418 shares)	$ 61.60

Maximum offering price per share (100/94.25 of $61.60)	$ 65.36
Class T: Net Asset Value and redemption price per share ($46,959,819 ÷ 768,755 shares)	$ 61.09

Maximum offering price per share (100/96.50 of $61.09)	$ 63.31
Class B: Net Asset Value and offering price per share ($32,142,595 ÷ 536,894 shares)A	$ 59.87

Class C: Net Asset Value and offering price per share ($60,414,909 ÷ 1,013,201 shares)A	$ 59.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,896,724 ÷ 300,473 shares)	$ 62.89

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 4,685,211
Interest		2,553
Income from Fidelity Central Funds		292,794
		4,980,558
Less foreign taxes withheld		(481,450)
Total income		4,499,108

Expenses
Management fee	$ 1,372,188
Transfer agent fees	556,109
Distribution fees	1,010,868
Accounting and security lending fees	103,601
Custodian fees and expenses	165,662
Independent trustees' compensation	619
Registration fees	75,873
Audit	50,662
Legal	2,922
Miscellaneous	924
Total expenses before reductions	3,339,428
Expense reductions	(28,885)	3,310,543
Net investment income (loss)		1,188,565
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,125,397
Foreign currency transactions	(96,532)
Total net realized gain (loss)		5,028,865
Change in net unrealized appreciation (depreciation) on: Investment securities	95,316,910
Assets and liabilities in foreign currencies	(2,833)
Total change in net unrealized appreciation (depreciation)		95,314,077
Net gain (loss)		100,342,942
Net increase (decrease) in net assets resulting from operations		$ 101,531,507

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,188,565	$ 1,379,135
Net realized gain (loss)	5,028,865	2,245,672
Change in net unrealized appreciation (depreciation)	95,314,077	21,269,289
Net increase (decrease) in net assets resulting from operations	101,531,507	24,894,096
Distributions to shareholders from net investment income	(1,338,713)	(538,516)
Distributions to shareholders from net realized gain	(2,827,380)	(1,061,609)
Total distributions	(4,166,093)	(1,600,125)
Share transactions - net increase (decrease)	60,112,145	63,902,874
Redemption fees	149,278	173,927
Total increase (decrease) in net assets	157,626,837	87,370,772

Net Assets
Beginning of period	133,310,713	45,939,941
End of period (including undistributed net investment income of $787,106 and undistributed net investment income of $1,189,745, respectively)	$ 290,937,550	$ 133,310,713

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.85	$ 27.16	$ 16.72	$ 12.49	$ 8.29
Income from Investment Operations
Net investment income (loss) C	.42	.58	.42	.24	.12
Net realized and unrealized gain (loss)	24.52	10.94	10.14	4.09	4.17
Total from investment operations	24.94	11.52	10.56	4.33	4.29
Distributions from net investment income	(.46)	(.34)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.23)	(.89)	(.17)	(.11)	(.09)
Redemption fees added to paid in capital C	.04	.06	.05	.01	-
Net asset value, end of period	$ 61.60	$ 37.85	$ 27.16	$ 16.72	$ 12.49
Total Return A,B	67.94%	43.54%	63.94%	34.98%	52.29%
Ratios to Average Net Assets D,F
Expenses before reductions	1.45%	1.62%	1.93%	3.07%	5.92%
Expenses net of fee waivers, if any	1.45%	1.50%	1.56%	2.02%	2.02%
Expenses net of all reductions	1.43%	1.47%	1.50%	1.98%	2.02%
Net investment income (loss)	.88%	1.70%	1.88%	1.63%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 132,524	$ 56,662	$ 13,736	$ 1,954	$ 918
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 37.56	$ 26.98	$ 16.63	$ 12.44	$ 8.24
Income from Investment Operations
Net investment income (loss) C	.28	.49	.36	.20	.10
Net realized and unrealized gain (loss)	24.35	10.86	10.09	4.07	4.16
Total from investment operations	24.63	11.35	10.45	4.27	4.26
Distributions from net investment income	(.37)	(.28)	(.15)	(.09)	(.06)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.14)	(.83)	(.15)	(.09)	(.06)
Redemption fees added to paid in capital C	.04	.06	.05	.01	-
Net asset value, end of period	$ 61.09	$ 37.56	$ 26.98	$ 16.63	$ 12.44
Total Return A,B	67.50%	43.11%	63.57%	34.59%	52.06%
Ratios to Average Net Assets D,F
Expenses before reductions	1.72%	1.89%	2.26%	3.47%	6.58%
Expenses net of fee waivers, if any	1.72%	1.75%	1.82%	2.27%	2.27%
Expenses net of all reductions	1.71%	1.72%	1.77%	2.23%	2.27%
Net investment income (loss)	.61%	1.45%	1.61%	1.38%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,960	$ 23,723	$ 9,144	$ 2,585	$ 1,315
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.87	$ 26.54	$ 16.40	$ 12.29	$ 8.13
Income from Investment Operations
Net investment income (loss) C	.05	.31	.24	.13	.05
Net realized and unrealized gain (loss)	23.91	10.68	9.95	4.02	4.12
Total from investment operations	23.96	10.99	10.19	4.15	4.17
Distributions from net investment income	(.22)	(.17)	(.10)	(.05)	(.01)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(.99)	(.72)	(.10)	(.05)	(.01)
Redemption fees added to paid in capital C	.03	.06	.05	.01	-
Net asset value, end of period	$ 59.87	$ 36.87	$ 26.54	$ 16.40	$ 12.29
Total Return A,B	66.68%	42.36%	62.73%	33.95%	51.35%
Ratios to Average Net Assets D,F
Expenses before reductions	2.22%	2.42%	2.73%	3.67%	6.80%
Expenses net of fee waivers, if any	2.22%	2.25%	2.34%	2.77%	2.77%
Expenses net of all reductions	2.20%	2.22%	2.28%	2.73%	2.77%
Net investment income (loss)	.11%	.95%	1.10%	.88%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,143	$ 17,402	$ 8,998	$ 3,222	$ 1,513
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 36.74	$ 26.48	$ 16.35	$ 12.25	$ 8.11
Income from Investment Operations
Net investment income (loss) C	.07	.31	.24	.13	.05
Net realized and unrealized gain (loss)	23.80	10.65	9.94	4.01	4.10
Total from investment operations	23.87	10.96	10.18	4.14	4.15
Distributions from net investment income	(.24)	(.21)	(.10)	(.05)	(.01)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.01)	(.76)	(.10)	(.05)	(.01)
Redemption fees added to paid in capital C	.03	.06	.05	.01	-
Net asset value, end of period	$ 59.63	$ 36.74	$ 26.48	$ 16.35	$ 12.25
Total Return A,B	66.66%	42.38%	62.86%	33.98%	51.23%
Ratios to Average Net Assets D,F
Expenses before reductions	2.18%	2.34%	2.69%	3.83%	6.85%
Expenses net of fee waivers, if any	2.18%	2.25%	2.32%	2.77%	2.77%
Expenses net of all reductions	2.17%	2.22%	2.26%	2.73%	2.77%
Net investment income (loss)	.14%	.95%	1.12%	.88%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,415	$ 29,189	$ 9,252	$ 2,167	$ 1,114
Portfolio turnover rate E	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 38.56	$ 27.64	$ 16.97	$ 12.64	$ 8.35
Income from Investment Operations
Net investment income (loss) B	.58	.66	.46	.28	.14
Net realized and unrealized gain (loss)	25.01	11.13	10.33	4.15	4.24
Total from investment operations	25.59	11.79	10.79	4.43	4.38
Distributions from net investment income	(.53)	(.38)	(.17)	(.11)	(.09)
Distributions from net realized gain	(.77)	(.55)	-	-	-
Total distributions	(1.30)	(.93)	(.17)	(.11)	(.09)
Redemption fees added to paid in capital B	.04	.06	.05	.01	-
Net asset value, end of period	$ 62.89	$ 38.56	$ 27.64	$ 16.97	$ 12.64
Total Return A	68.51%	43.79%	64.36%	35.36%	52.99%
Ratios to Average Net Assets C,E
Expenses before reductions	1.12%	1.26%	1.59%	2.14%	5.40%
Expenses net of fee waivers, if any	1.12%	1.25%	1.36%	1.77%	1.77%
Expenses net of all reductions	1.11%	1.23%	1.30%	1.73%	1.77%
Net investment income (loss)	1.21%	1.94%	2.08%	1.88%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,897	$ 6,335	$ 4,810	$ 3,440	$ 210
Portfolio turnover rate D	49%	50%	42%	71%	67%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Latin America Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as available dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 129,981,523
Unrealized depreciation	(1,801,135)
Net unrealized appreciation (depreciation)	128,180,388
Undistributed ordinary income	652,731
Undistributed long-term capital gain	4,632,711

Cost for federal income tax purposes	$ 163,582,742

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 1,338,713	$ 538,516
Long-term Capital Gains	2,827,380	1,061,609
Total	$ 4,166,093	$ 1,600,125

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $142,530,464 and $92,943,635, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 214,911	$ 9,272
Class T	.25%	.25%	167,184	132
Class B	.75%	.25%	225,745	169,401
Class C	.75%	.25%	403,028	164,683
			$ 1,010,868	$ 343,488

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 215,507
Class T	23,115
Class B*	48,375
Class C*	28,265
$ 315,262

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 246,422.29
Class T	104,475.31
Class B	69,557.31
Class C	112,282.28
Institutional Class	23,373.21
	$ 556,109

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $88 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $372 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

8. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $35,849.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $24,840 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,253.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 709,973	$ 219,332
Class T	240,940	104,207
Class B	107,563	62,797
Class C	191,630	83,084
Institutional Class	88,607	69,096
Total	$ 1,338,713	$ 538,516
From net realized gain
Class A	$ 1,198,858	$ 344,480
Class T	501,417	205,956
Class B	369,748	198,827
Class C	627,893	211,054
Institutional Class	129,464	101,292
Total	$ 2,827,380	$ 1,061,609

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	1,393,391	1,595,680	$ 65,803,104	$ 53,840,185
Reinvestment of distributions	43,952	17,187	1,688,203	510,999
Shares redeemed	(782,832)	(621,628)	(35,128,744)	(20,607,296)
Net increase (decrease)	654,511	991,239	$ 32,362,563	$ 33,743,888
Class T
Shares sold	455,916	687,146	$ 21,240,936	$ 23,305,912
Reinvestment of distributions	18,830	10,076	718,933	298,075
Shares redeemed	(337,584)	(404,484)	(15,355,363)	(13,258,659)
Net increase (decrease)	137,162	292,738	$ 6,604,506	$ 10,345,328
Class B
Shares sold	237,976	327,369	$ 10,853,846	$ 10,890,504
Reinvestment of distributions	11,564	8,380	434,710	244,506
Shares redeemed	(184,610)	(202,830)	(7,992,057)	(6,575,665)
Net increase (decrease)	64,930	132,919	$ 3,296,499	$ 4,559,345
Class C
Shares sold	583,666	719,183	$ 27,131,346	$ 23,864,225
Reinvestment of distributions	19,005	8,714	711,556	253,286
Shares redeemed	(384,050)	(282,654)	(16,675,013)	(9,000,168)
Net increase (decrease)	218,621	445,243	$ 11,167,889	$ 15,117,343
Institutional Class
Shares sold	223,683	146,138	$ 11,037,917	$ 5,053,930
Reinvestment of distributions	3,561	3,624	139,192	109,601
Shares redeemed	(91,047)	(159,490)	(4,496,421)	(5,026,561)
Net increase (decrease)	136,197	(9,728)	$ 6,680,688	$ 136,970

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (73)

Year of Election or Appointmen: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election of Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Name, Age; Principal Occupation
Kimberley H. Monasterio (57)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Latin America. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Latin America. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Latin America. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Latin America. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Latin America. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Latin America. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Latin America. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Latin America. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Latin America. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Latin America. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Latin America. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Latin America. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.550	$0.950

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31,2007, $5,586,468, or, if subsequently determined to be different, the net capital gain of such year.

Institutional class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/04/06	$0.544	$0.0591

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Latin America Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's portfolio managers and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance).

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Latin America Fund

The Board stated that the relative investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

ALAFI-UANN-1207
1.784761.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns may reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	23.89%	20.49%	7.87%
Class T (incl. 3.50% sales charge)	26.65%	20.88%	7.96%
Class B (incl. contingent deferred sales charge) B	25.45%	20.69%	7.90%
Class C (incl. contingent deferred sales charge) C	29.48%	20.98%	7.70%

A Class A's 12b-1 fee may have ranged over time between 0.25% and 0.35%, as an equivalent amount of brokerage commissions of up to 0.10% of the class's average net assets may have been used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. Class A's 12b-1 plan currently authorizes a 0.25% 12b-1 fee.

B Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past 5 year, and past 10 year total return figures are 5%, 2% and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0%, and 0%, respectively.

Annual Report

Performance - continued

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Class T on October 31, 1997, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor
Overseas Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 31.44%, 31.24%, 30.45% and 30.48%, respectively (excluding sales charges), substantially outpacing the performance of the MSCI EAFE index. Security selection added value in nine out of the 10 economic sectors and in most regions of the globe. We had excellent returns in the capital goods industry, based on our conviction that the market was underestimating the strength of global demand for power transmission and distribution equipment. Alstom (of France) and ABB (of Switzerland) were among the capital goods stocks contributing to performance. In the information technology sector, Nintendo was the standout, as this Japanese video game manufacturer continued to profit from sales of its Wii game console and the related software. Within health care, CSL, an Australian specialty biopharmaceutical company that produces plasma protein therapies, performed especially well. Favorable currency movements also had a positive impact on the fund's absolute returns. Financials was the only sector where stock picking detracted from results. Germany's MLP, a distributor of financial products, lost ground because it had difficulty expanding its team of financial advisors, and Japanese insurer T&D underperformed due to slowing economic momentum in its domestic market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,123.00	$ 6.37
HypotheticalA	$ 1,000.00	$ 1,019.21	$ 6.06
Class T
Actual	$ 1,000.00	$ 1,121.80	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87
Class B
Actual	$ 1,000.00	$ 1,118.90	$ 10.36
HypotheticalA	$ 1,000.00	$ 1,015.43	$ 9.86
Class C
Actual	$ 1,000.00	$ 1,118.60	$ 10.25
HypotheticalA	$ 1,000.00	$ 1,015.53	$ 9.75
Institutional Class
Actual	$ 1,000.00	$ 1,124.60	$ 4.61
HypotheticalA	$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.35%
Class B	1.94%
Class C	1.92%
Institutional Class	.86%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Alstom SA (France, Electrical Equipment)	2.8	1.4
ABB Ltd. (Switzerland, Electrical Equipment)	2.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.6	1.2
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.6	1.4
	10.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	28.5
Industrials	18.2	12.7
Consumer Discretionary	10.2	13.3
Consumer Staples	9.1	9.0
Materials	8.0	6.2
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.4	20.9
France	15.3	11.9
Japan	12.1	15.7
Germany	11.5	11.9
Switzerland	7.3	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 96.9%	Stocks 98.6%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 1.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
Argentina - 0.3%
Cresud S.A.C.I.F. y A. sponsored ADR	167,700	$ 4,139
Australia - 6.7%
AMP Ltd.	332,700	3,186
Australian Wealth Management Ltd.	953,300	2,465
Babcock & Brown Japan Property Trust	1,065,300	1,668
Babcock & Brown Ltd.	76,700	2,221
Babcock & Brown Wind Partners	1,798,000	3,094
BHP Billiton Ltd.	321,400	14,023
Charter Hall Group unit	912,600	2,604
Commonwealth Bank of Australia	162,800	9,376
Computershare Ltd.	506,320	4,082
CSL Ltd.	702,006	23,865
Gunns Ltd.	587,200	2,070
HFA Holdings Ltd.	1,094,295	2,637
Macquarie Bank Ltd.	83,500	6,669
McGuigan Simeon Wines Ltd. (a)	614,691	782
National Australia Bank Ltd.	341,131	13,801
Rio Tinto Ltd.	30,300	3,145
Seek Ltd.	226,300	1,981
WorleyParsons Ltd.	113,729	5,141
TOTAL AUSTRALIA		102,810
Austria - 0.3%
Strabag SE (a)	61,700	4,844
Belgium - 1.0%
Fortis	90,300	2,886
Hamon & Compagnie International SA (a)	53,700	3,582
InBev SA	76,100	7,184
KBC Groupe SA	10,100	1,415
TOTAL BELGIUM		15,067
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	69,900	2,678
Brazil - 0.3%
Bovespa Holding SA (a)	34,000	648
Vivo Participacoes SA (PN) sponsored ADR (a)	752,100	4,430
TOTAL BRAZIL		5,078
British Virgin Islands - 0.1%
Indochina Capital Vietnam Holdings Ltd.	103,200	1,006
Canada - 0.4%
Cameco Corp.	111,800	5,512
Common Stocks - continued
	Shares	Value (000s)
Denmark - 1.1%
Novozymes AS Series B	39,600	$ 4,310
Vestas Wind Systems AS (a)	144,200	12,865
TOTAL DENMARK		17,175
Finland - 1.1%
Fortum Oyj	81,000	3,512
Neste Oil Oyj	75,300	2,707
Nokia Corp.	278,500	11,062
TOTAL FINLAND		17,281
France - 15.3%
Alstom SA	182,800	43,142
AXA SA	151,673	6,784
BNP Paribas SA	67,281	7,417
Bouygues SA	75,800	7,277
Cap Gemini SA	133,500	8,510
Carrefour SA	113,700	8,185
CNP Assurances	41,500	5,290
Electricite de France	92,900	11,143
France Telecom SA	58,300	2,157
Gaz de France	58,300	3,311
Groupe Danone	78,800	6,797
Ingenico SA (d)	137,800	4,522
L'Air Liquide SA	59,780	8,250
L'Oreal SA	66,934	8,768
Michelin SA (Compagnie Generale des Etablissements) Series B	38,000	5,089
Neopost SA	18,900	2,195
Pinault Printemps-Redoute SA	31,300	6,204
Remy Cointreau SA	44,200	3,397
Renault SA	24,000	4,030
Seche Environment SA	7,600	1,395
Societe Generale Series A	53,270	8,976
Sodexho Alliance SA	76,300	5,502
Suez SA (France)	165,000	10,725
Total SA:
Series B	122,888	9,906
sponsored ADR	63,800	5,143
Veolia Environnement	247,275	22,086
Vinci SA	144,400	11,845
Vivendi Universal SA	166,500	7,497
TOTAL FRANCE		235,543
Common Stocks - continued
	Shares	Value (000s)
Germany - 11.1%
Allianz AG (Reg.)	44,700	$ 10,102
BASF AG	12,900	1,794
Bayer AG	110,700	9,122
Beiersdorf AG	103,200	8,180
Commerzbank AG	187,700	7,962
DaimlerChrysler AG	56,100	6,179
DaimlerChrysler AG (Reg.)	59,300	6,532
Deutsche Boerse AG	55,700	8,788
Deutsche Postbank AG	35,800	2,617
E.ON AG	114,979	22,455
ESCADA AG (a)(d)	103,388	4,244
GFK AG	62,893	2,539
Henkel KGaA	107,811	4,998
Hochtief AG	51,200	7,070
Lanxess AG	93,000	4,644
Metro AG	46,900	4,256
MLP AG (d)	430,400	5,706
MPC Muenchmeyer Petersen Capital AG	22,800	1,856
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	15,700	3,012
Q-Cells AG (a)	43,100	5,489
SAP AG sponsored ADR (d)	80,900	4,391
SGL Carbon AG (a)	171,400	10,000
Siemens AG sponsored ADR	177,200	24,165
Wincor Nixdorf AG	50,100	4,976
TOTAL GERMANY		171,077
Hong Kong - 1.0%
China Unicom Ltd.	3,988,000	9,779
China Unicom Ltd. sponsored ADR	191,100	4,686
Dynasty Fine Wines Group Ltd.	714,000	316
TOTAL HONG KONG		14,781
India - 0.1%
IVRCL Infrastructures & Projects Ltd.	130,000	1,693
Power Finance Corp. Ltd.	4,320	27
TOTAL INDIA		1,720
Ireland - 0.1%
Allied Irish Banks PLC	87,500	2,218
Italy - 2.8%
Alleanza Assicurazioni SpA	456,700	6,183
Antichi Pellettieri SpA	92,300	1,270
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Assicurazioni Generali SpA	145,750	$ 6,924
Edison SpA (d)	1,001,700	3,406
ENI SpA	117,991	4,311
Intesa Sanpaolo SpA	574,600	4,543
Lottomatica SpA (d)	56,000	2,002
MARR SpA	122,400	1,401
Saipem SpA	77,300	3,418
Unicredito Italiano SpA	1,062,400	9,081
TOTAL ITALY		42,539
Japan - 12.1%
Canon, Inc.	212,200	10,731
Daiwa Securities Group, Inc.	399,700	3,853
Fujifilm Holdings Corp.	112,000	5,369
Ibiden Co. Ltd.	69,500	5,892
Japan Steel Works Ltd.	280,000	4,581
Japan Tobacco, Inc.	1,029	5,999
KDDI Corp.	373	2,818
Kinden Corp.	253,000	2,250
Konica Minolta Holdings, Inc.	276,000	4,833
Matsui Securities Co. Ltd. (d)	251,700	2,000
Millea Holdings, Inc.	127,720	5,014
Mitsubishi Corp.	98,100	3,055
Mitsubishi Electric Corp.	197,000	2,402
Mitsubishi Estate Co. Ltd.	208,000	6,237
Mitsui & Co. Ltd.	145,000	3,762
Mitsui Fudosan Co. Ltd.	139,000	3,846
Mizuho Financial Group, Inc.	320	1,799
Murata Manufacturing Co. Ltd.	46,300	2,818
Nafco Co. Ltd.	61,100	1,275
Namco Bandai Holdings, Inc.	128,500	1,982
NGK Insulators Ltd.	244,000	8,652
Nidec Corp.	58,100	4,366
Nintendo Co. Ltd.	11,300	7,096
Nippon Steel Corp.	494,000	3,284
Nomura Holdings, Inc.	372,200	6,636
Nomura Holdings, Inc. sponsored ADR	37,000	660
NSK Ltd.	570,000	5,055
NTT DoCoMo, Inc.	3,235	4,723
ORIX Corp.	9,210	1,890
Point, Inc. (d)	45,360	2,303
SHIMIZU Corp.	367,000	1,921
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sompo Japan Insurance, Inc.	198,700	$ 2,337
Sony Corp.	37,700	1,865
Sony Corp. sponsored ADR	57,900	2,864
Stanley Electric Co. Ltd.	129,100	2,872
Sumitomo Forestry Co. Ltd.	216,000	1,619
Sumitomo Metal Industries Ltd.	688,000	3,406
Sumitomo Mitsui Financial Group, Inc.	1,785	14,625
T&D Holdings, Inc.	131,100	7,892
Tokuyama Corp.	224,000	3,129
Toyota Motor Corp.	271,500	15,535
USS Co. Ltd.	48,180	3,157
TOTAL JAPAN		186,403
Korea (South) - 0.3%
Doosan Heavy Industries & Construction Co. Ltd.	29,670	5,479
Luxembourg - 1.0%
ArcelorMittal SA	77,500	6,220
ArcelorMittal SA (NY Shares) Class A	56,800	4,541
SES SA (A Shares) FDR unit	213,304	5,130
TOTAL LUXEMBOURG		15,891
Malaysia - 0.7%
DiGi.com Bhd	512,400	3,859
Gamuda Bhd	4,934,000	6,803
TOTAL MALAYSIA		10,662
Netherlands - 3.5%
ABN AMRO Holding NV	98,110	5,303
Heineken NV (Bearer)	76,500	5,340
ING Groep NV (Certificaten Van Aandelen)	48,946	2,202
Koninklijke Ahold NV sponsored ADR	575,200	8,657
Koninklijke KPN NV	246,700	4,654
Koninklijke Philips Electronics NV (NY Shares)	269,000	11,120
SBM Offshore NV	192,900	7,423
Unilever NV (NY Shares)	265,500	8,618
TOTAL NETHERLANDS		53,317
Norway - 1.5%
Acta Holding ASA (d)	577,400	2,292
Aker Kvaerner ASA	279,150	9,727
Marine Harvest ASA (a)	3,110,000	3,153
Common Stocks - continued
	Shares	Value (000s)
Norway - continued
Petroleum Geo-Services ASA	136,100	$ 4,007
StatoilHydro ASA	119,200	4,034
TOTAL NORWAY		23,213
Panama - 0.8%
McDermott International, Inc. (a)	198,600	12,127
Portugal - 0.2%
Energias de Portugal SA	513,200	3,301
South Africa - 1.2%
Bell Equipment Ltd.	197,322	1,579
Exxaro Resources Ltd.	244,600	3,956
Impala Platinum Holdings Ltd.	82,700	3,105
JSE Ltd.	303,700	4,042
Murray & Roberts Holdings Ltd.	348,500	5,336
TOTAL SOUTH AFRICA		18,018
Spain - 1.7%
Banco Santander Central Hispano SA sponsored ADR	328,100	7,123
Telefonica SA	495,148	16,414
Telefonica SA sponsored ADR	28,000	2,785
TOTAL SPAIN		26,322
Sweden - 1.8%
Scania AB (B Shares)	272,700	7,447
Skandinaviska Enskilda Banken AB (A Shares)	133,000	4,071
Svenska Cellulosa AB (SCA) (B Shares)	254,400	4,484
Swedish Match Co.	400,600	8,953
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	95,200	2,861
TOTAL SWEDEN		27,816
Switzerland - 7.3%
ABB Ltd.:
(Reg.)	851,342	25,607
sponsored ADR	530,400	16,029
Compagnie Financiere Richemont unit	105,445	7,524
Credit Suisse Group (Reg.)	19,410	1,314
EFG International	60,660	2,836
Julius Baer Holding AG (Bearer)	96,693	8,365
Nestle SA (Reg.)	28,324	13,086
Roche Holding AG (participation certificate)	91,397	15,620
Schindler Holding AG (Reg.)	38,456	2,653
SGS Societe Generale de Surveillance Holding SA (Reg.)	8,035	10,530
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Sonova Holding AG	35,504	$ 3,985
UBS AG (Reg.)	53,543	2,875
Zurich Financial Services AG (Reg.)	7,048	2,122
TOTAL SWITZERLAND		112,546
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	281,900	1,063
Krung Thai Bank Public Co. Ltd.	2,697,800	911
Siam Commercial Bank PCL (For. Reg.)	473,200	1,323
TOTAL THAILAND		3,297
United Kingdom - 20.4%
Aegis Group PLC	1,076,000	2,819
Alfred McAlpine Group PLC	202,800	2,359
Anglo American PLC:
ADR	98,046	3,427
(United Kingdom)	113,659	7,831
Barclays PLC	295,600	3,758
BG Group PLC	600,500	11,079
BHP Billiton PLC	278,202	10,590
BP PLC	1,607,708	20,898
BP PLC sponsored ADR	19,700	1,536
British American Tobacco PLC	156,900	6,016
BT Group PLC	103,000	701
BT Group PLC sponsored ADR	36,900	2,513
Burberry Group PLC	222,800	2,849
Cadbury Schweppes PLC sponsored ADR	84,200	4,483
Climate Exchange PLC (a)	42,200	1,052
Diageo PLC	486,900	11,168
GlaxoSmithKline PLC	564,900	14,476
Gyrus Group PLC (a)	567,200	5,041
HBOS plc	272,800	4,951
HSBC Holdings PLC:
(Hong Kong) (Reg.)	150,400	2,994
(United Kingdom) (Reg.)	343,567	6,838
sponsored ADR	122,700	12,211
Imperial Tobacco Group PLC sponsored ADR	4,300	437
Informa PLC	217,500	2,419
InterContinental Hotel Group PLC	146,573	3,413
International Power PLC	1,006,500	10,233
Intertek Group PLC	233,700	5,000
Jardine Lloyd Thompson Group PLC	795,200	6,332
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC	119,000	$ 1,350
M&C Saatchi	500,100	1,544
Man Group plc	1,937,182	23,682
Misys PLC	109,500	550
Prudential PLC	656,200	10,669
Reed Elsevier PLC	1,037,700	13,549
Reuters Group PLC	610,100	8,463
Rio Tinto PLC (Reg.)	71,618	6,714
Royal Bank of Scotland Group PLC	554,400	5,953
Royal Dutch Shell PLC:
Class A sponsored ADR	163,000	14,264
Class A (United Kingdom)	232,600	10,180
Class B	65,800	2,871
RPS Group PLC	410,600	3,325
Speymill Group PLC (a)	309,000	610
SSL International PLC	158,300	1,695
Taylor Nelson Sofres PLC	1,741,300	7,802
Tesco PLC	496,000	5,084
Vodafone Group PLC	5,823,569	22,869
Vodafone Group PLC sponsored ADR	43,400	1,704
Xstrata PLC	50,266	3,602
TOTAL UNITED KINGDOM		313,904
United States of America - 1.9%
ADA-ES, Inc. (a)	71,200	797
Alexander & Baldwin, Inc.	59,000	3,090
American Superconductor Corp. (a)(d)	70,000	1,901
Calgon Carbon Corp. (a)(d)	671,000	9,998
Fluor Corp.	20,900	3,302
Fuel Tech, Inc. (a)(d)	106,100	3,137
Hypercom Corp. (a)	258,800	1,400
Sunpower Corp. Class A (a)	48,400	6,121
TOTAL UNITED STATES OF AMERICA		29,746
TOTAL COMMON STOCKS (Cost $1,092,404)		1,485,510
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Porsche AG (Cost $2,858)	2,549	6,791
Money Market Funds - 3.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.97% (b)	33,119,692	$ 33,120
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	14,007,687	14,008
TOTAL MONEY MARKET FUNDS (Cost $47,128)		47,128
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,142,390)		1,539,429
NET OTHER ASSETS - 0.0%		(161)
NET ASSETS - 100%		$ 1,539,268
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,611
Fidelity Securities Lending Cash Central Fund	1,101
Total	$ 2,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $13,512) - See accompanying schedule: Unaffiliated issuers (cost $1,095,262)	$ 1,492,301
Fidelity Central Funds (cost $47,128)	47,128
Total Investments (cost $1,142,390)		$ 1,539,429
Cash		1,564
Foreign currency held at value (cost $157)		158
Receivable for investments sold		19,052
Receivable for fund shares sold		1,433
Dividends receivable		1,901
Distributions receivable from Fidelity Central Funds		171
Other receivables		199
Total assets		1,563,907

Liabilities
Payable for investments purchased	$ 6,336
Payable for fund shares redeemed	2,685
Accrued management fee	788
Distribution fees payable	376
Other affiliated payables	317
Other payables and accrued expenses	129
Collateral on securities loaned, at value	14,008
Total liabilities		24,639

Net Assets		$ 1,539,268
Net Assets consist of:
Paid in capital		$ 1,017,548
Undistributed net investment income		16,730
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,013
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		396,977
Net Assets		$ 1,539,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($146,636 ÷ 5,460.8 shares)	$ 26.85

Maximum offering price per share (100/94.25 of $26.85)	$ 28.49
Class T: Net Asset Value and redemption price per share ($710,179 ÷ 25,963.0 shares)	$ 27.35

Maximum offering price per share (100/96.50 of $27.35)	$ 28.34
Class B: Net Asset Value and offering price per share ($27,098 ÷ 1,050.7 shares)A	$ 25.79

Class C: Net Asset Value and offering price per share ($45,931 ÷ 1,751.7 shares)A	$ 26.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($609,424 ÷ 22,280.6 shares)	$ 27.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends		$ 32,277
Interest		23
Income from Fidelity Central Funds		2,712
		35,012
Less foreign taxes withheld		(2,596)
Total income		32,416

Expenses
Management fee Basic fee	$ 9,302
Performance adjustment	(2,297)
Transfer agent fees	3,010
Distribution fees	4,312
Accounting and security lending fees	609
Custodian fees and expenses	276
Independent trustees' compensation	5
Registration fees	88
Audit	96
Legal	22
Miscellaneous	19
Total expenses before reductions	15,442
Expense reductions	(425)	15,017
Net investment income (loss)		17,399
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $162)	114,111
Foreign currency transactions	92
Total net realized gain (loss)		114,203
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $203)	232,130
Assets and liabilities in foreign currencies	(27)
Total change in net unrealized appreciation (depreciation)		232,103
Net gain (loss)		346,306
Net increase (decrease) in net assets resulting from operations		$ 363,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,399	$ 14,401
Net realized gain (loss)	114,203	69,279
Change in net unrealized appreciation (depreciation)	232,103	140,902
Net increase (decrease) in net assets resulting from operations	363,705	224,582
Distributions to shareholders from net investment income	(11,581)	(8,558)
Distributions to shareholders from net realized gain	(55,423)	(17,171)
Total distributions	(67,004)	(25,729)
Share transactions - net increase (decrease)	96,150	(138,085)
Redemption fees	58	72
Total increase (decrease) in net assets	392,909	60,840

Net Assets
Beginning of period	1,146,359	1,085,519
End of period (including undistributed net investment income of $16,730 and undistributed net investment income of $13,279, respectively)	$ 1,539,268	$ 1,146,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.67	$ 18.36	$ 15.86	$ 14.41	$ 11.01
Income from Investment Operations
Net investment income (loss) C	.31	.27	.13	.04 F	.05
Net realized and unrealized gain (loss)	6.16	3.53	2.47	1.54	3.35
Total from investment operations	6.47	3.80	2.60	1.58	3.40
Distributions from net investment income	(.23)	(.19)	(.04)	(.13)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.29)	(.49)	(.10)	(.13)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 26.85	$ 21.67	$ 18.36	$ 15.86	$ 14.41
Total Return A,B	31.44%	21.12%	16.44%	11.03%	30.88%
Ratios to Average Net Assets D,G
Expenses before reductions	1.17%	1.24%	1.24%	1.36%	1.34%
Expenses net of fee waivers, if any	1.17%	1.24%	1.24%	1.36%	1.34%
Expenses net of all reductions	1.13%	1.17%	1.15%	1.32%	1.30%
Net investment income (loss)	1.34%	1.31%	.76%	.24% F	.43%
Supplemental Data
Net assets, end of period (in millions)	$ 147	$ 113	$ 133	$ 115	$ 68
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.05	$ 18.64	$ 16.09	$ 14.61	$ 11.18
Income from Investment Operations
Net investment income (loss) C	.28	.24	.11	.02 F	.04
Net realized and unrealized gain (loss)	6.27	3.59	2.51	1.56	3.39
Total from investment operations	6.55	3.83	2.62	1.58	3.43
Distributions from net investment income	(.19)	(.12)	(.01)	(.10)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.25)	(.42)	(.07)	(.10)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 27.35	$ 22.05	$ 18.64	$ 16.09	$ 14.61
Total Return A,B	31.24%	20.92%	16.31%	10.86%	30.68%
Ratios to Average Net Assets D,G
Expenses before reductions	1.33%	1.39%	1.36%	1.48%	1.46%
Expenses net of fee waivers, if any	1.33%	1.39%	1.36%	1.48%	1.46%
Expenses net of all reductions	1.30%	1.33%	1.27%	1.43%	1.42%
Net investment income (loss)	1.17%	1.15%	.64%	.12% F	.31%
Supplemental Data
Net assets, end of period (in millions)	$ 710	$ 602	$ 582	$ 1,181	$ 1,114
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 20.81	$ 17.63	$ 15.26	$ 13.87	$ 10.71
Income from Investment Operations
Net investment income (loss) C	.12	.10	(.01)	(.10) F	(.06)
Net realized and unrealized gain (loss)	5.94	3.40	2.38	1.50	3.22
Total from investment operations	6.06	3.50	2.37	1.40	3.16
Distributions from net investment income	(.02)	(.02)	-	(.01)	-
Distributions from net realized gain	(1.06)	(.30)	-	-	-
Total distributions	(1.08)	(.32)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 25.79	$ 20.81	$ 17.63	$ 15.26	$ 13.87
Total Return A,B	30.45%	20.12%	15.53%	10.10%	29.51%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	2.05%	2.04%	2.25%	2.27%
Expenses net of fee waivers, if any	1.94%	2.05%	2.04%	2.25%	2.27%
Expenses net of all reductions	1.91%	1.99%	1.95%	2.21%	2.22%
Net investment income (loss)	.56%	.49%	(.04)%	(.65)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 37	$ 47	$ 57	$ 59
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.19	$ 17.95	$ 15.53	$ 14.11	$ 10.88
Income from Investment Operations
Net investment income (loss) C	.14	.11	- H	(.08) F	(.05)
Net realized and unrealized gain (loss)	6.02	3.47	2.42	1.52	3.28
Total from investment operations	6.16	3.58	2.42	1.44	3.23
Distributions from net investment income	(.07)	(.04)	-	(.02)	-
Distributions from net realized gain	(1.06)	(.30)	-	-	-
Total distributions	(1.13)	(.34)	-	(.02)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 26.22	$ 21.19	$ 17.95	$ 15.53	$ 14.11
Total Return A,B	30.48%	20.22%	15.58%	10.21%	29.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.91%	1.98%	2.00%	2.14%	2.17%
Expenses net of fee waivers, if any	1.91%	1.98%	2.00%	2.14%	2.17%
Expenses net of all reductions	1.87%	1.92%	1.90%	2.10%	2.13%
Net investment income (loss)	.60%	.56%	.01%	(.54)% F	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 41	$ 38	$ 40	$ 41
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 18.64	$ 16.09	$ 14.60	$ 11.11
Income from Investment Operations
Net investment income (loss) B	.40	.35	.21	.10 E	.10
Net realized and unrealized gain (loss)	6.26	3.58	2.50	1.56	3.39
Total from investment operations	6.66	3.93	2.71	1.66	3.49
Distributions from net investment income	(.31)	(.21)	(.10)	(.17)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.37)	(.51)	(.16)	(.17)	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	-
Net asset value, end of period	$ 27.35	$ 22.06	$ 18.64	$ 16.09	$ 14.60
Total Return A	31.88%	21.55%	16.91%	11.46%	31.41%
Ratios to Average Net Assets C,F
Expenses before reductions	.84%	.87%	.83%	.98%	.93%
Expenses net of fee waivers, if any	.84%	.87%	.83%	.98%	.93%
Expenses net of all reductions	.81%	.81%	.73%	.93%	.89%
Net investment income (loss)	1.66%	1.67%	1.18%	.62% E	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 354	$ 287	$ 194	$ 69
Portfolio turnover rate D	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 416,168
Unrealized depreciation	(24,449)
Net unrealized appreciation (depreciation)	391,719
Undistributed ordinary income	23,976
Undistributed long-term capital gain	91,136

Cost for federal income tax purposes	$ 1,147,710

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 40,861	$ 17,144
Long-term Capital Gains	26,143	8,585
Total	$ 67,004	$ 25,729

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $906,445 and $840,758, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 316	$ 19
Class T	.25%	.25%	3,252	43
Class B	.75%	.25%	316	238
Class C	.75%	.25%	428	19
			$ 4,312	$ 319

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	15
Class B*	31
Class C*	3
$ 69

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 381.30
Class T	1,379.21
Class B	101.32
Class C	123.29
Institutional Class	1,026.22
	$ 3,010

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,101.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $369 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12
Class T	4
Class C	1
Institutional Class	19
$ 36

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate of approximately 30% of the total outstanding shares of the Fund.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 1,166	$ 1,383
Class T	5,197	3,667
Class B	26	49
Class C	137	78
Institutional Class	5,055	3,381
Total	$ 11,581	$ 8,558
From net realized gain
Class A	$ 5,467	$ 2,173
Class T	28,690	8,871
Class B	1,858	773
Class C	2,010	614
Institutional Class	17,398	4,740
Total	$ 55,423	$ 17,171

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,109	2,132	$ 49,321	$ 43,538
Reinvestment of distributions	268	166	5,668	3,105
Shares redeemed	(2,108)	(4,335)	(48,883)	(88,388)
Net increase (decrease)	269	(2,037)	$ 6,106	$ (41,745)
Class T
Shares sold	6,427	7,282	$ 152,753	$ 152,243
Reinvestment of distributions	1,529	640	32,968	12,202
Shares redeemed	(9,269)	(11,860)	(220,331)	(244,457)
Net increase (decrease)	(1,313)	(3,938)	$ (34,610)	$ (80,012)
Class B
Shares sold	108	153	$ 2,422	$ 3,030
Reinvestment of distributions	84	41	1,716	736
Shares redeemed	(936)	(1,046)	(20,830)	(20,618)
Net increase (decrease)	(744)	(852)	$ (16,692)	$ (16,852)
Class C
Shares sold	248	276	$ 5,644	$ 5,541
Reinvestment of distributions	92	33	1,908	617
Shares redeemed	(512)	(477)	(11,719)	(9,538)
Net increase (decrease)	(172)	(168)	$ (4,167)	$ (3,380)
Institutional Class
Shares sold	6,884	8,789	$ 164,033	$ 181,221
Reinvestment of distributions	1,020	258	21,884	4,909
Shares redeemed	(1,676)	(8,381)	(40,404)	(182,226)
Net increase (decrease)	6,228	666	$ 145,513	$ 3,904

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Overseas. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Overseas. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Overseas. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Overseas. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$0.325	$1.78
Class T	12/10/07	12/07/07	$0.271	$1.78
Class B	12/10/07	12/07/07	$0.072	$1.78
Class C	12/10/07	12/07/07	$0.133	$1.78

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $91,151,838, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 43%, Class T designates 45%, Class B designates 58%, and Class C designates 53% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/04/06	$0.337	$0.0223
Class T	12/04/06	$0.323	$0.0223
Class B	12/04/06	$0.249	$0.0223
Class C	12/04/06	$0.273	$0.0223

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OS-UANN-1207
1.784767.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Past 5 years	Past 10 years
Institutional Class	31.88%	22.38%	8.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Overseas Fund - Institutional Class on October 31, 1997. The chart shows how the value of your investment would have changed, and also shows how the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of Fidelity® Advisor Overseas Fund

Foreign stocks, with a large assist from a weak U.S. dollar, generally had higher returns for U.S. investors than domestic equities during the 12-month period ending October 31, 2007. The backdrop for global stocks was solid, with robust economic growth and relatively high corporate profitability worldwide. Developed international equity markets, as measured by the Morgan Stanley Capital InternationalSM Europe, Australasia, and Far East (MSCI® EAFE®) Index - a performance monitor of established markets outside the United States and Canada - rose 25.09%. In comparison, the Standard & Poor's 500SM Index, a gauge of U.S. stocks, was up 14.56%. Among countries making up at least 1% of the EAFE benchmark, Finland had the best showing, soaring nearly 69%, while Hong Kong gained roughly 66%. The United Kingdom and Japan, the two largest components of the index, both underperformed. Fallout from the credit crunch and concerns about export growth tempered UK stocks, while Japan struggled with a slowdown in consumer spending and sluggish domestic growth. Emerging markets were the period's big winners, advancing 68.33% as measured by the MSCI Emerging Markets index.

For the 12 months ending October 31, 2007, the fund's Institutional Class shares returned 31.88%, substantially outpacing the performance of the MSCI EAFE index. Security selection added value in nine out of the 10 economic sectors and in most regions of the globe. We had excellent returns in the capital goods industry, based on our conviction that the market was underestimating the strength of global demand for power transmission and distribution equipment. Alstom (of France) and ABB (of Switzerland) were among the capital goods stocks contributing to performance. In the information technology sector, Nintendo was the standout, as this Japanese video game manufacturer continued to profit from sales of its Wii game console and the related software. Within health care, CSL, an Australian specialty biopharmaceutical company that produces plasma protein therapies, performed especially well. Favorable currency movements also had a positive impact on the fund's absolute returns. Financials was the only sector where stock picking detracted from results. Germany's MLP, a distributor of financial products, lost ground because it had difficulty expanding its team of financial advisors, and Japanese insurer T&D underperformed due to slowing economic momentum in its domestic market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,123.00	$ 6.37
HypotheticalA	$ 1,000.00	$ 1,019.21	$ 6.06
Class T
Actual	$ 1,000.00	$ 1,121.80	$ 7.22
HypotheticalA	$ 1,000.00	$ 1,018.40	$ 6.87
Class B
Actual	$ 1,000.00	$ 1,118.90	$ 10.36
HypotheticalA	$ 1,000.00	$ 1,015.43	$ 9.86
Class C
Actual	$ 1,000.00	$ 1,118.60	$ 10.25
HypotheticalA	$ 1,000.00	$ 1,015.53	$ 9.75
Institutional Class
Actual	$ 1,000.00	$ 1,124.60	$ 4.61
HypotheticalA	$ 1,000.00	$ 1,020.87	$ 4.38

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.19%
Class T	1.35%
Class B	1.94%
Class C	1.92%
Institutional Class	.86%

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Alstom SA (France, Electrical Equipment)	2.8	1.4
ABB Ltd. (Switzerland, Electrical Equipment)	2.7	1.9
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	1.6	1.2
Royal Dutch Shell PLC Class A (United Kingdom, Oil, Gas & Consumable Fuels)	1.6	1.2
Siemens AG sponsored ADR (Germany, Industrial Conglomerates)	1.6	1.4
	10.3
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.3	28.5
Industrials	18.2	12.7
Consumer Discretionary	10.2	13.3
Consumer Staples	9.1	9.0
Materials	8.0	6.2
Top Five Countries as of October 31, 2007
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.4	20.9
France	15.3	11.9
Japan	12.1	15.7
Germany	11.5	11.9
Switzerland	7.3	7.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2007	As of April 30, 2007
Stocks 96.9%	Stocks 98.6%
Short-Term Investments and Net Other Assets 3.1%	Short-Term Investments and Net Other Assets 1.4%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (000s)
Argentina - 0.3%
Cresud S.A.C.I.F. y A. sponsored ADR	167,700	$ 4,139
Australia - 6.7%
AMP Ltd.	332,700	3,186
Australian Wealth Management Ltd.	953,300	2,465
Babcock & Brown Japan Property Trust	1,065,300	1,668
Babcock & Brown Ltd.	76,700	2,221
Babcock & Brown Wind Partners	1,798,000	3,094
BHP Billiton Ltd.	321,400	14,023
Charter Hall Group unit	912,600	2,604
Commonwealth Bank of Australia	162,800	9,376
Computershare Ltd.	506,320	4,082
CSL Ltd.	702,006	23,865
Gunns Ltd.	587,200	2,070
HFA Holdings Ltd.	1,094,295	2,637
Macquarie Bank Ltd.	83,500	6,669
McGuigan Simeon Wines Ltd. (a)	614,691	782
National Australia Bank Ltd.	341,131	13,801
Rio Tinto Ltd.	30,300	3,145
Seek Ltd.	226,300	1,981
WorleyParsons Ltd.	113,729	5,141
TOTAL AUSTRALIA		102,810
Austria - 0.3%
Strabag SE (a)	61,700	4,844
Belgium - 1.0%
Fortis	90,300	2,886
Hamon & Compagnie International SA (a)	53,700	3,582
InBev SA	76,100	7,184
KBC Groupe SA	10,100	1,415
TOTAL BELGIUM		15,067
Bermuda - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	69,900	2,678
Brazil - 0.3%
Bovespa Holding SA (a)	34,000	648
Vivo Participacoes SA (PN) sponsored ADR (a)	752,100	4,430
TOTAL BRAZIL		5,078
British Virgin Islands - 0.1%
Indochina Capital Vietnam Holdings Ltd.	103,200	1,006
Canada - 0.4%
Cameco Corp.	111,800	5,512
Common Stocks - continued
	Shares	Value (000s)
Denmark - 1.1%
Novozymes AS Series B	39,600	$ 4,310
Vestas Wind Systems AS (a)	144,200	12,865
TOTAL DENMARK		17,175
Finland - 1.1%
Fortum Oyj	81,000	3,512
Neste Oil Oyj	75,300	2,707
Nokia Corp.	278,500	11,062
TOTAL FINLAND		17,281
France - 15.3%
Alstom SA	182,800	43,142
AXA SA	151,673	6,784
BNP Paribas SA	67,281	7,417
Bouygues SA	75,800	7,277
Cap Gemini SA	133,500	8,510
Carrefour SA	113,700	8,185
CNP Assurances	41,500	5,290
Electricite de France	92,900	11,143
France Telecom SA	58,300	2,157
Gaz de France	58,300	3,311
Groupe Danone	78,800	6,797
Ingenico SA (d)	137,800	4,522
L'Air Liquide SA	59,780	8,250
L'Oreal SA	66,934	8,768
Michelin SA (Compagnie Generale des Etablissements) Series B	38,000	5,089
Neopost SA	18,900	2,195
Pinault Printemps-Redoute SA	31,300	6,204
Remy Cointreau SA	44,200	3,397
Renault SA	24,000	4,030
Seche Environment SA	7,600	1,395
Societe Generale Series A	53,270	8,976
Sodexho Alliance SA	76,300	5,502
Suez SA (France)	165,000	10,725
Total SA:
Series B	122,888	9,906
sponsored ADR	63,800	5,143
Veolia Environnement	247,275	22,086
Vinci SA	144,400	11,845
Vivendi Universal SA	166,500	7,497
TOTAL FRANCE		235,543
Common Stocks - continued
	Shares	Value (000s)
Germany - 11.1%
Allianz AG (Reg.)	44,700	$ 10,102
BASF AG	12,900	1,794
Bayer AG	110,700	9,122
Beiersdorf AG	103,200	8,180
Commerzbank AG	187,700	7,962
DaimlerChrysler AG	56,100	6,179
DaimlerChrysler AG (Reg.)	59,300	6,532
Deutsche Boerse AG	55,700	8,788
Deutsche Postbank AG	35,800	2,617
E.ON AG	114,979	22,455
ESCADA AG (a)(d)	103,388	4,244
GFK AG	62,893	2,539
Henkel KGaA	107,811	4,998
Hochtief AG	51,200	7,070
Lanxess AG	93,000	4,644
Metro AG	46,900	4,256
MLP AG (d)	430,400	5,706
MPC Muenchmeyer Petersen Capital AG	22,800	1,856
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	15,700	3,012
Q-Cells AG (a)	43,100	5,489
SAP AG sponsored ADR (d)	80,900	4,391
SGL Carbon AG (a)	171,400	10,000
Siemens AG sponsored ADR	177,200	24,165
Wincor Nixdorf AG	50,100	4,976
TOTAL GERMANY		171,077
Hong Kong - 1.0%
China Unicom Ltd.	3,988,000	9,779
China Unicom Ltd. sponsored ADR	191,100	4,686
Dynasty Fine Wines Group Ltd.	714,000	316
TOTAL HONG KONG		14,781
India - 0.1%
IVRCL Infrastructures & Projects Ltd.	130,000	1,693
Power Finance Corp. Ltd.	4,320	27
TOTAL INDIA		1,720
Ireland - 0.1%
Allied Irish Banks PLC	87,500	2,218
Italy - 2.8%
Alleanza Assicurazioni SpA	456,700	6,183
Antichi Pellettieri SpA	92,300	1,270
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Assicurazioni Generali SpA	145,750	$ 6,924
Edison SpA (d)	1,001,700	3,406
ENI SpA	117,991	4,311
Intesa Sanpaolo SpA	574,600	4,543
Lottomatica SpA (d)	56,000	2,002
MARR SpA	122,400	1,401
Saipem SpA	77,300	3,418
Unicredito Italiano SpA	1,062,400	9,081
TOTAL ITALY		42,539
Japan - 12.1%
Canon, Inc.	212,200	10,731
Daiwa Securities Group, Inc.	399,700	3,853
Fujifilm Holdings Corp.	112,000	5,369
Ibiden Co. Ltd.	69,500	5,892
Japan Steel Works Ltd.	280,000	4,581
Japan Tobacco, Inc.	1,029	5,999
KDDI Corp.	373	2,818
Kinden Corp.	253,000	2,250
Konica Minolta Holdings, Inc.	276,000	4,833
Matsui Securities Co. Ltd. (d)	251,700	2,000
Millea Holdings, Inc.	127,720	5,014
Mitsubishi Corp.	98,100	3,055
Mitsubishi Electric Corp.	197,000	2,402
Mitsubishi Estate Co. Ltd.	208,000	6,237
Mitsui & Co. Ltd.	145,000	3,762
Mitsui Fudosan Co. Ltd.	139,000	3,846
Mizuho Financial Group, Inc.	320	1,799
Murata Manufacturing Co. Ltd.	46,300	2,818
Nafco Co. Ltd.	61,100	1,275
Namco Bandai Holdings, Inc.	128,500	1,982
NGK Insulators Ltd.	244,000	8,652
Nidec Corp.	58,100	4,366
Nintendo Co. Ltd.	11,300	7,096
Nippon Steel Corp.	494,000	3,284
Nomura Holdings, Inc.	372,200	6,636
Nomura Holdings, Inc. sponsored ADR	37,000	660
NSK Ltd.	570,000	5,055
NTT DoCoMo, Inc.	3,235	4,723
ORIX Corp.	9,210	1,890
Point, Inc. (d)	45,360	2,303
SHIMIZU Corp.	367,000	1,921
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Sompo Japan Insurance, Inc.	198,700	$ 2,337
Sony Corp.	37,700	1,865
Sony Corp. sponsored ADR	57,900	2,864
Stanley Electric Co. Ltd.	129,100	2,872
Sumitomo Forestry Co. Ltd.	216,000	1,619
Sumitomo Metal Industries Ltd.	688,000	3,406
Sumitomo Mitsui Financial Group, Inc.	1,785	14,625
T&D Holdings, Inc.	131,100	7,892
Tokuyama Corp.	224,000	3,129
Toyota Motor Corp.	271,500	15,535
USS Co. Ltd.	48,180	3,157
TOTAL JAPAN		186,403
Korea (South) - 0.3%
Doosan Heavy Industries & Construction Co. Ltd.	29,670	5,479
Luxembourg - 1.0%
ArcelorMittal SA	77,500	6,220
ArcelorMittal SA (NY Shares) Class A	56,800	4,541
SES SA (A Shares) FDR unit	213,304	5,130
TOTAL LUXEMBOURG		15,891
Malaysia - 0.7%
DiGi.com Bhd	512,400	3,859
Gamuda Bhd	4,934,000	6,803
TOTAL MALAYSIA		10,662
Netherlands - 3.5%
ABN AMRO Holding NV	98,110	5,303
Heineken NV (Bearer)	76,500	5,340
ING Groep NV (Certificaten Van Aandelen)	48,946	2,202
Koninklijke Ahold NV sponsored ADR	575,200	8,657
Koninklijke KPN NV	246,700	4,654
Koninklijke Philips Electronics NV (NY Shares)	269,000	11,120
SBM Offshore NV	192,900	7,423
Unilever NV (NY Shares)	265,500	8,618
TOTAL NETHERLANDS		53,317
Norway - 1.5%
Acta Holding ASA (d)	577,400	2,292
Aker Kvaerner ASA	279,150	9,727
Marine Harvest ASA (a)	3,110,000	3,153
Common Stocks - continued
	Shares	Value (000s)
Norway - continued
Petroleum Geo-Services ASA	136,100	$ 4,007
StatoilHydro ASA	119,200	4,034
TOTAL NORWAY		23,213
Panama - 0.8%
McDermott International, Inc. (a)	198,600	12,127
Portugal - 0.2%
Energias de Portugal SA	513,200	3,301
South Africa - 1.2%
Bell Equipment Ltd.	197,322	1,579
Exxaro Resources Ltd.	244,600	3,956
Impala Platinum Holdings Ltd.	82,700	3,105
JSE Ltd.	303,700	4,042
Murray & Roberts Holdings Ltd.	348,500	5,336
TOTAL SOUTH AFRICA		18,018
Spain - 1.7%
Banco Santander Central Hispano SA sponsored ADR	328,100	7,123
Telefonica SA	495,148	16,414
Telefonica SA sponsored ADR	28,000	2,785
TOTAL SPAIN		26,322
Sweden - 1.8%
Scania AB (B Shares)	272,700	7,447
Skandinaviska Enskilda Banken AB (A Shares)	133,000	4,071
Svenska Cellulosa AB (SCA) (B Shares)	254,400	4,484
Swedish Match Co.	400,600	8,953
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	95,200	2,861
TOTAL SWEDEN		27,816
Switzerland - 7.3%
ABB Ltd.:
(Reg.)	851,342	25,607
sponsored ADR	530,400	16,029
Compagnie Financiere Richemont unit	105,445	7,524
Credit Suisse Group (Reg.)	19,410	1,314
EFG International	60,660	2,836
Julius Baer Holding AG (Bearer)	96,693	8,365
Nestle SA (Reg.)	28,324	13,086
Roche Holding AG (participation certificate)	91,397	15,620
Schindler Holding AG (Reg.)	38,456	2,653
SGS Societe Generale de Surveillance Holding SA (Reg.)	8,035	10,530
Common Stocks - continued
	Shares	Value (000s)
Switzerland - continued
Sonova Holding AG	35,504	$ 3,985
UBS AG (Reg.)	53,543	2,875
Zurich Financial Services AG (Reg.)	7,048	2,122
TOTAL SWITZERLAND		112,546
Thailand - 0.2%
Bangkok Bank Ltd. PCL (For. Reg.)	281,900	1,063
Krung Thai Bank Public Co. Ltd.	2,697,800	911
Siam Commercial Bank PCL (For. Reg.)	473,200	1,323
TOTAL THAILAND		3,297
United Kingdom - 20.4%
Aegis Group PLC	1,076,000	2,819
Alfred McAlpine Group PLC	202,800	2,359
Anglo American PLC:
ADR	98,046	3,427
(United Kingdom)	113,659	7,831
Barclays PLC	295,600	3,758
BG Group PLC	600,500	11,079
BHP Billiton PLC	278,202	10,590
BP PLC	1,607,708	20,898
BP PLC sponsored ADR	19,700	1,536
British American Tobacco PLC	156,900	6,016
BT Group PLC	103,000	701
BT Group PLC sponsored ADR	36,900	2,513
Burberry Group PLC	222,800	2,849
Cadbury Schweppes PLC sponsored ADR	84,200	4,483
Climate Exchange PLC (a)	42,200	1,052
Diageo PLC	486,900	11,168
GlaxoSmithKline PLC	564,900	14,476
Gyrus Group PLC (a)	567,200	5,041
HBOS plc	272,800	4,951
HSBC Holdings PLC:
(Hong Kong) (Reg.)	150,400	2,994
(United Kingdom) (Reg.)	343,567	6,838
sponsored ADR	122,700	12,211
Imperial Tobacco Group PLC sponsored ADR	4,300	437
Informa PLC	217,500	2,419
InterContinental Hotel Group PLC	146,573	3,413
International Power PLC	1,006,500	10,233
Intertek Group PLC	233,700	5,000
Jardine Lloyd Thompson Group PLC	795,200	6,332
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
Lloyds TSB Group PLC	119,000	$ 1,350
M&C Saatchi	500,100	1,544
Man Group plc	1,937,182	23,682
Misys PLC	109,500	550
Prudential PLC	656,200	10,669
Reed Elsevier PLC	1,037,700	13,549
Reuters Group PLC	610,100	8,463
Rio Tinto PLC (Reg.)	71,618	6,714
Royal Bank of Scotland Group PLC	554,400	5,953
Royal Dutch Shell PLC:
Class A sponsored ADR	163,000	14,264
Class A (United Kingdom)	232,600	10,180
Class B	65,800	2,871
RPS Group PLC	410,600	3,325
Speymill Group PLC (a)	309,000	610
SSL International PLC	158,300	1,695
Taylor Nelson Sofres PLC	1,741,300	7,802
Tesco PLC	496,000	5,084
Vodafone Group PLC	5,823,569	22,869
Vodafone Group PLC sponsored ADR	43,400	1,704
Xstrata PLC	50,266	3,602
TOTAL UNITED KINGDOM		313,904
United States of America - 1.9%
ADA-ES, Inc. (a)	71,200	797
Alexander & Baldwin, Inc.	59,000	3,090
American Superconductor Corp. (a)(d)	70,000	1,901
Calgon Carbon Corp. (a)(d)	671,000	9,998
Fluor Corp.	20,900	3,302
Fuel Tech, Inc. (a)(d)	106,100	3,137
Hypercom Corp. (a)	258,800	1,400
Sunpower Corp. Class A (a)	48,400	6,121
TOTAL UNITED STATES OF AMERICA		29,746
TOTAL COMMON STOCKS (Cost $1,092,404)		1,485,510
Nonconvertible Preferred Stocks - 0.4%

Germany - 0.4%
Porsche AG (Cost $2,858)	2,549	6,791
Money Market Funds - 3.1%
	Shares	Value (000s)
Fidelity Cash Central Fund, 4.97% (b)	33,119,692	$ 33,120
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	14,007,687	14,008
TOTAL MONEY MARKET FUNDS (Cost $47,128)		47,128
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $1,142,390)		1,539,429
NET OTHER ASSETS - 0.0%		(161)
NET ASSETS - 100%		$ 1,539,268
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 1,611
Fidelity Securities Lending Cash Central Fund	1,101
Total	$ 2,712

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $13,512) - See accompanying schedule: Unaffiliated issuers (cost $1,095,262)	$ 1,492,301
Fidelity Central Funds (cost $47,128)	47,128
Total Investments (cost $1,142,390)		$ 1,539,429
Cash		1,564
Foreign currency held at value (cost $157)		158
Receivable for investments sold		19,052
Receivable for fund shares sold		1,433
Dividends receivable		1,901
Distributions receivable from Fidelity Central Funds		171
Other receivables		199
Total assets		1,563,907

Liabilities
Payable for investments purchased	$ 6,336
Payable for fund shares redeemed	2,685
Accrued management fee	788
Distribution fees payable	376
Other affiliated payables	317
Other payables and accrued expenses	129
Collateral on securities loaned, at value	14,008
Total liabilities		24,639

Net Assets		$ 1,539,268
Net Assets consist of:
Paid in capital		$ 1,017,548
Undistributed net investment income		16,730
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		108,013
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		396,977
Net Assets		$ 1,539,268

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($146,636 ÷ 5,460.8 shares)	$ 26.85

Maximum offering price per share (100/94.25 of $26.85)	$ 28.49
Class T: Net Asset Value and redemption price per share ($710,179 ÷ 25,963.0 shares)	$ 27.35

Maximum offering price per share (100/96.50 of $27.35)	$ 28.34
Class B: Net Asset Value and offering price per share ($27,098 ÷ 1,050.7 shares)A	$ 25.79

Class C: Net Asset Value and offering price per share ($45,931 ÷ 1,751.7 shares)A	$ 26.22

Institutional Class: Net Asset Value, offering price and redemption price per share ($609,424 ÷ 22,280.6 shares)	$ 27.35

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2007

Investment Income
Dividends		$ 32,277
Interest		23
Income from Fidelity Central Funds		2,712
		35,012
Less foreign taxes withheld		(2,596)
Total income		32,416

Expenses
Management fee Basic fee	$ 9,302
Performance adjustment	(2,297)
Transfer agent fees	3,010
Distribution fees	4,312
Accounting and security lending fees	609
Custodian fees and expenses	276
Independent trustees' compensation	5
Registration fees	88
Audit	96
Legal	22
Miscellaneous	19
Total expenses before reductions	15,442
Expense reductions	(425)	15,017
Net investment income (loss)		17,399
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $162)	114,111
Foreign currency transactions	92
Total net realized gain (loss)		114,203
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $203)	232,130
Assets and liabilities in foreign currencies	(27)
Total change in net unrealized appreciation (depreciation)		232,103
Net gain (loss)		346,306
Net increase (decrease) in net assets resulting from operations		$ 363,705

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 17,399	$ 14,401
Net realized gain (loss)	114,203	69,279
Change in net unrealized appreciation (depreciation)	232,103	140,902
Net increase (decrease) in net assets resulting from operations	363,705	224,582
Distributions to shareholders from net investment income	(11,581)	(8,558)
Distributions to shareholders from net realized gain	(55,423)	(17,171)
Total distributions	(67,004)	(25,729)
Share transactions - net increase (decrease)	96,150	(138,085)
Redemption fees	58	72
Total increase (decrease) in net assets	392,909	60,840

Net Assets
Beginning of period	1,146,359	1,085,519
End of period (including undistributed net investment income of $16,730 and undistributed net investment income of $13,279, respectively)	$ 1,539,268	$ 1,146,359

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.67	$ 18.36	$ 15.86	$ 14.41	$ 11.01
Income from Investment Operations
Net investment income (loss) C	.31	.27	.13	.04 F	.05
Net realized and unrealized gain (loss)	6.16	3.53	2.47	1.54	3.35
Total from investment operations	6.47	3.80	2.60	1.58	3.40
Distributions from net investment income	(.23)	(.19)	(.04)	(.13)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.29)	(.49)	(.10)	(.13)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 26.85	$ 21.67	$ 18.36	$ 15.86	$ 14.41
Total Return A,B	31.44%	21.12%	16.44%	11.03%	30.88%
Ratios to Average Net Assets D,G
Expenses before reductions	1.17%	1.24%	1.24%	1.36%	1.34%
Expenses net of fee waivers, if any	1.17%	1.24%	1.24%	1.36%	1.34%
Expenses net of all reductions	1.13%	1.17%	1.15%	1.32%	1.30%
Net investment income (loss)	1.34%	1.31%	.76%	.24% F	.43%
Supplemental Data
Net assets, end of period (in millions)	$ 147	$ 113	$ 133	$ 115	$ 68
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .21%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.05	$ 18.64	$ 16.09	$ 14.61	$ 11.18
Income from Investment Operations
Net investment income (loss) C	.28	.24	.11	.02 F	.04
Net realized and unrealized gain (loss)	6.27	3.59	2.51	1.56	3.39
Total from investment operations	6.55	3.83	2.62	1.58	3.43
Distributions from net investment income	(.19)	(.12)	(.01)	(.10)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.25)	(.42)	(.07)	(.10)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 27.35	$ 22.05	$ 18.64	$ 16.09	$ 14.61
Total Return A,B	31.24%	20.92%	16.31%	10.86%	30.68%
Ratios to Average Net Assets D,G
Expenses before reductions	1.33%	1.39%	1.36%	1.48%	1.46%
Expenses net of fee waivers, if any	1.33%	1.39%	1.36%	1.48%	1.46%
Expenses net of all reductions	1.30%	1.33%	1.27%	1.43%	1.42%
Net investment income (loss)	1.17%	1.15%	.64%	.12% F	.31%
Supplemental Data
Net assets, end of period (in millions)	$ 710	$ 602	$ 582	$ 1,181	$ 1,114
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .09%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 20.81	$ 17.63	$ 15.26	$ 13.87	$ 10.71
Income from Investment Operations
Net investment income (loss) C	.12	.10	(.01)	(.10) F	(.06)
Net realized and unrealized gain (loss)	5.94	3.40	2.38	1.50	3.22
Total from investment operations	6.06	3.50	2.37	1.40	3.16
Distributions from net investment income	(.02)	(.02)	-	(.01)	-
Distributions from net realized gain	(1.06)	(.30)	-	-	-
Total distributions	(1.08)	(.32)	-	(.01)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 25.79	$ 20.81	$ 17.63	$ 15.26	$ 13.87
Total Return A,B	30.45%	20.12%	15.53%	10.10%	29.51%
Ratios to Average Net Assets D,G
Expenses before reductions	1.94%	2.05%	2.04%	2.25%	2.27%
Expenses net of fee waivers, if any	1.94%	2.05%	2.04%	2.25%	2.27%
Expenses net of all reductions	1.91%	1.99%	1.95%	2.21%	2.22%
Net investment income (loss)	.56%	.49%	(.04)%	(.65)% F	(.49)%
Supplemental Data
Net assets, end of period (in millions)	$ 27	$ 37	$ 47	$ 57	$ 59
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.68)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 21.19	$ 17.95	$ 15.53	$ 14.11	$ 10.88
Income from Investment Operations
Net investment income (loss) C	.14	.11	- H	(.08) F	(.05)
Net realized and unrealized gain (loss)	6.02	3.47	2.42	1.52	3.28
Total from investment operations	6.16	3.58	2.42	1.44	3.23
Distributions from net investment income	(.07)	(.04)	-	(.02)	-
Distributions from net realized gain	(1.06)	(.30)	-	-	-
Total distributions	(1.13)	(.34)	-	(.02)	-
Redemption fees added to paid in capital C	- H	- H	- H	- H	-
Net asset value, end of period	$ 26.22	$ 21.19	$ 17.95	$ 15.53	$ 14.11
Total Return A,B	30.48%	20.22%	15.58%	10.21%	29.69%
Ratios to Average Net Assets D,G
Expenses before reductions	1.91%	1.98%	2.00%	2.14%	2.17%
Expenses net of fee waivers, if any	1.91%	1.98%	2.00%	2.14%	2.17%
Expenses net of all reductions	1.87%	1.92%	1.90%	2.10%	2.13%
Net investment income (loss)	.60%	.56%	.01%	(.54)% F	(.40)%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 41	$ 38	$ 40	$ 41
Portfolio turnover rate E	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been (.57)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 18.64	$ 16.09	$ 14.60	$ 11.11
Income from Investment Operations
Net investment income (loss) B	.40	.35	.21	.10 E	.10
Net realized and unrealized gain (loss)	6.26	3.58	2.50	1.56	3.39
Total from investment operations	6.66	3.93	2.71	1.66	3.49
Distributions from net investment income	(.31)	(.21)	(.10)	(.17)	-
Distributions from net realized gain	(1.06)	(.30)	(.06)	-	-
Total distributions	(1.37)	(.51)	(.16)	(.17)	-
Redemption fees added to paid in capital B	- G	- G	- G	- G	-
Net asset value, end of period	$ 27.35	$ 22.06	$ 18.64	$ 16.09	$ 14.60
Total Return A	31.88%	21.55%	16.91%	11.46%	31.41%
Ratios to Average Net Assets C,F
Expenses before reductions	.84%	.87%	.83%	.98%	.93%
Expenses net of fee waivers, if any	.84%	.87%	.83%	.98%	.93%
Expenses net of all reductions	.81%	.81%	.73%	.93%	.89%
Net investment income (loss)	1.66%	1.67%	1.18%	.62% E	.84%
Supplemental Data
Net assets, end of period (in millions)	$ 609	$ 354	$ 287	$ 194	$ 69
Portfolio turnover rate D	66%	65%	120%	85%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Net investment income per share includes approximately $.01 per share received as a result of a reorganization of an issuer that was in bankruptcy. Excluding this non-recurring amount, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

(Amounts in thousands except ratios)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 416,168
Unrealized depreciation	(24,449)
Net unrealized appreciation (depreciation)	391,719
Undistributed ordinary income	23,976
Undistributed long-term capital gain	91,136

Cost for federal income tax purposes	$ 1,147,710

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 40,861	$ 17,144
Long-term Capital Gains	26,143	8,585
Total	$ 67,004	$ 25,729

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

New Accounting Pronouncements - continued

measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $906,445 and $840,758, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .53% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 316	$ 19
Class T	.25%	.25%	3,252	43
Class B	.75%	.25%	316	238
Class C	.75%	.25%	428	19
			$ 4,312	$ 319

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 20
Class T	15
Class B*	31
Class C*	3
$ 69

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 381.30
Class T	1,379.21
Class B	101.32
Class C	123.29
Institutional Class	1,026.22
	$ 3,010

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

8. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,101.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $369 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12
Class T	4
Class C	1
Institutional Class	19
$ 36

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Advisor Freedom Funds were the owners of record, in the aggregate of approximately 30% of the total outstanding shares of the Fund.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Other - continued

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2007	2006
From net investment income
Class A	$ 1,166	$ 1,383
Class T	5,197	3,667
Class B	26	49
Class C	137	78
Institutional Class	5,055	3,381
Total	$ 11,581	$ 8,558
From net realized gain
Class A	$ 5,467	$ 2,173
Class T	28,690	8,871
Class B	1,858	773
Class C	2,010	614
Institutional Class	17,398	4,740
Total	$ 55,423	$ 17,171

Annual Report

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2007	2006	2007	2006
Class A
Shares sold	2,109	2,132	$ 49,321	$ 43,538
Reinvestment of distributions	268	166	5,668	3,105
Shares redeemed	(2,108)	(4,335)	(48,883)	(88,388)
Net increase (decrease)	269	(2,037)	$ 6,106	$ (41,745)
Class T
Shares sold	6,427	7,282	$ 152,753	$ 152,243
Reinvestment of distributions	1,529	640	32,968	12,202
Shares redeemed	(9,269)	(11,860)	(220,331)	(244,457)
Net increase (decrease)	(1,313)	(3,938)	$ (34,610)	$ (80,012)
Class B
Shares sold	108	153	$ 2,422	$ 3,030
Reinvestment of distributions	84	41	1,716	736
Shares redeemed	(936)	(1,046)	(20,830)	(20,618)
Net increase (decrease)	(744)	(852)	$ (16,692)	$ (16,852)
Class C
Shares sold	248	276	$ 5,644	$ 5,541
Reinvestment of distributions	92	33	1,908	617
Shares redeemed	(512)	(477)	(11,719)	(9,538)
Net increase (decrease)	(172)	(168)	$ (4,167)	$ (3,380)
Institutional Class
Shares sold	6,884	8,789	$ 164,033	$ 181,221
Reinvestment of distributions	1,020	258	21,884	4,909
Shares redeemed	(1,676)	(8,381)	(40,404)	(182,226)
Net increase (decrease)	6,228	666	$ 145,513	$ 3,904

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 18, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Heath, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Overseas. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Overseas. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Advisor Overseas. Mr. Wetlaufer also serves as Vice President of certain International Equity Funds (2006-present). Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (58)

Year of Election or Appointment: 1998

Secretary of Advisor Overseas. He also serves as Secretary of Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Overseas. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Overseas. Mr. Ganis also serves as AML officer of Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Overseas. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Overseas. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Overseas. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Byrnes also serves as Assistant Treasurer of Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Overseas. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Overseas. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Overseas. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$0.406	$1.78

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007, $91,151,838, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 39% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/04/06	$0.371	$0.0223

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Overseas Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-and three-year periods and the third quartile for the five-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance relative to its peer group. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Overseas Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund's negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

OSI-UANN-1207
1.784768.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On May 16, 2007, shareholders of Fidelity® Advisor Value Leaders Fund approved a new management contract for the fund, effective June 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 1000® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	8.05%	12.59%
Class T (incl. 3.50% sales charge)	10.31%	12.90%
Class B (incl. contingent deferred sales charge) B	8.74%	12.95%
Class C (incl. contingent deferred sales charge) C	12.69%	13.24%

A From June 17, 2003.

B Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Class T on June 17, 2003, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

Despite a slowing housing market, the subprime mortgage loan crisis, a credit crunch and sharply higher energy prices, U.S. stock markets performed very well during the 12-month period ending October 31, 2007. Upbeat corporate earnings and persistently solid economic data drove much of the positive momentum for equities. There were only three notably bad months during the period: February, when equities fell on the first whispers of the subprime woes and a brief slump in Asian stocks; and June and July, as crude oil prices spiked, the dollar fell to new lows and subprime mortgage concerns accelerated. The Federal Reserve Board helped spark a late-period rally, first in August by lowering its discount rate to inject liquidity into the financial system, then with reductions in the federal funds target rate in September and October. For the 12 months overall, the Dow Jones Industrial AverageSM rose 17.94%, the Standard & Poor's 500SM Index returned 14.56% and the NASDAQ Composite® Index shot up 21.75%.

For the 12-month period ending October 31, 2007, the fund's Class A, Class T, Class B and Class C shares returned 14.64%, 14.31%, 13.74% and 13.69%, respectively (excluding sales charges), solidly outperforming the 10.83% rise in the Russell 1000® Value Index. Energy and financials were, respectively, the strongest- and weakest-performing areas of the benchmark during the period, and my positioning in both sectors aided relative results. In the energy area, performance benefited from an emphasis on oilfield services companies and exploration and production (E&P) companies leveraged to North American natural gas. Oilfield services firms National Oilwell Varco and Smith International continued to beat Wall Street analysts' earnings expectations, as they had for several quarters. Their stocks benefited from increasing confidence among investors that oil prices would remain high. Honeywell International's stock rose after the firm beat earnings expectations. I invested in Procter & Gamble when its share price pulled back in the spring of 2007, and the stock subsequently performed well. E&P firms EOG Resources and Ultra Petroleum rallied on rising natural gas prices. Ultra Petroleum and Smith International were not index components. On the negative side, underweighting Exxon Mobil and avoiding Chevron detracted from results as these two major oil producers and index components rose sharply. Elsewhere, I underestimated the severity of the housing crisis, and the fund was hurt by investments in homebuilders Standard Pacific and KB Home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,033.40	$ 6.41
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,032.30	$ 7.68
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,029.50	$ 10.23
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,029.50	$ 10.23
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,035.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	5.0	4.5
Bank of America Corp.	4.3	4.3
ConocoPhillips	4.3	1.9
Citigroup, Inc.	4.0	3.9
American International Group, Inc.	3.5	3.5
General Electric Co.	3.3	2.9
Exxon Mobil Corp.	2.6	1.9
JPMorgan Chase & Co.	2.6	2.6
Procter & Gamble Co.	2.3	0.0
Merck & Co., Inc.	1.5	1.8
	33.4
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.8	32.8
Energy	15.9	15.6
Industrials	10.5	9.8
Telecommunication Services	6.9	6.1
Consumer Discretionary	6.8	8.8
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Stocks 98.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	13.4%	** Foreign investments	15.5%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 6.8%
Automobiles - 0.5%
General Motors Corp.	8,800	$ 344,872
Renault SA	2,400	402,998
		747,870
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	9,400	561,180
Household Durables - 1.4%
Bassett Furniture Industries, Inc.	7,339	77,867
Beazer Homes USA, Inc.	11,000	123,530
KB Home	46,500	1,285,260
Standard Pacific Corp. (d)	41,100	197,280
Whirlpool Corp.	2,900	229,622
		1,913,559
Leisure Equipment & Products - 0.7%
Brunswick Corp.	9,600	214,176
Eastman Kodak Co.	13,600	389,776
Mattel, Inc.	15,300	319,617
		923,569
Media - 1.5%
News Corp. Class A	24,500	530,915
Regal Entertainment Group Class A	16,800	379,176
Time Warner, Inc.	66,500	1,214,290
		2,124,381
Multiline Retail - 0.5%
Retail Ventures, Inc. (a)	11,800	102,306
Sears Holdings Corp. (a)	4,500	606,555
Tuesday Morning Corp.	5,600	42,672
		751,533
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	9,000	307,080
Home Depot, Inc.	9,550	300,921
PetSmart, Inc.	11,300	338,435
Ross Stores, Inc.	17,400	470,148
Staples, Inc.	20,600	480,804
Williams-Sonoma, Inc.	11,400	358,416
		2,255,804
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	10,400	$ 296,088
TOTAL CONSUMER DISCRETIONARY		9,573,984
CONSUMER STAPLES - 6.4%
Food & Staples Retailing - 0.7%
Rite Aid Corp. (a)	71,900	281,129
SUPERVALU, Inc.	9,600	372,000
Winn-Dixie Stores, Inc. (a)	18,000	425,520
		1,078,649
Food Products - 1.7%
Cermaq ASA	17,500	268,215
Chiquita Brands International, Inc. (a)	16,300	305,625
Marine Harvest ASA (a)	387,000	392,300
Nestle SA (Reg.)	3,073	1,419,726
		2,385,866
Household Products - 2.4%
Central Garden & Pet Co. Class A (non-vtg.) (a)	26,200	217,984
Procter & Gamble Co.	46,200	3,211,824
		3,429,808
Tobacco - 1.6%
Altria Group, Inc.	15,300	1,115,829
British American Tobacco PLC sponsored ADR	14,400	1,104,192
		2,220,021
TOTAL CONSUMER STAPLES		9,114,344
ENERGY - 15.9%
Energy Equipment & Services - 2.2%
Expro International Group PLC	13,500	343,262
Exterran Holdings, Inc. (a)	3,082	259,504
National Oilwell Varco, Inc. (a)	16,164	1,183,851
Smith International, Inc.	8,700	574,635
Transocean, Inc. (a)	6,800	811,716
		3,172,968
Oil, Gas & Consumable Fuels - 13.7%
Chesapeake Energy Corp.	11,000	434,280
ConocoPhillips (d)	71,000	6,032,160
CONSOL Energy, Inc.	13,300	751,450
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EnCana Corp.	5,300	$ 371,034
EOG Resources, Inc.	18,200	1,612,520
EXCO Resources, Inc. (a)	15,600	263,328
Exxon Mobil Corp.	40,470	3,722,835
Occidental Petroleum Corp.	26,000	1,795,300
Quicksilver Resources, Inc. (a)	10,050	572,850
Suncor Energy, Inc.	5,700	624,513
Ultra Petroleum Corp. (a)	18,400	1,303,824
Uranium One, Inc. (a)	16,100	178,870
Valero Energy Corp.	24,000	1,690,320
		19,353,284
TOTAL ENERGY		22,526,252
FINANCIALS - 29.8%
Capital Markets - 4.4%
Ares Capital Corp.	16,100	267,904
Bear Stearns Companies, Inc.	6,400	727,040
Charles Schwab Corp.	13,200	306,768
Franklin Resources, Inc.	3,300	427,944
Goldman Sachs Group, Inc.	2,900	718,968
Julius Baer Holding AG (Bearer)	5,093	440,575
KKR Private Equity Investors, LP	21,583	427,343
KKR Private Equity Investors, LP Restricted Depositary Units (e)	1,300	25,740
Legg Mason, Inc.	4,600	381,524
Lehman Brothers Holdings, Inc.	20,900	1,323,806
State Street Corp.	15,246	1,216,173
		6,263,785
Commercial Banks - 2.5%
Associated Banc-Corp.	9,505	274,314
DnB Nor ASA	23,000	379,297
HSBC Holdings PLC sponsored ADR	6,300	626,976
Mizuho Financial Group, Inc.	32	179,893
Siam City Bank PCL NVDR	427,100	222,554
Sterling Financial Corp., Washington	10,200	229,500
Unicredito Italiano SpA	40,700	347,900
Wachovia Corp.	29,854	1,365,223
		3,625,657
Consumer Finance - 0.2%
Discover Financial Services	12,675	244,628
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 10.9%
Bank of America Corp.	127,692	$ 6,164,970
Citigroup, Inc.	133,800	5,606,220
JPMorgan Chase & Co.	78,440	3,686,680
		15,457,870
Insurance - 8.0%
ACE Ltd.	18,100	1,097,041
Admiral Group PLC	10,600	227,211
AMBAC Financial Group, Inc.	13,400	493,522
American International Group, Inc.	77,790	4,910,105
Argo Group International Holdings, Ltd. (a)	7,991	340,497
Assurant, Inc.	7,300	426,612
Hartford Financial Services Group, Inc.	9,850	955,746
IPC Holdings Ltd.	25,300	756,723
Max Capital Group Ltd.	16,500	466,785
Montpelier Re Holdings Ltd.	22,300	399,170
Platinum Underwriters Holdings Ltd.	19,000	684,000
Principal Financial Group, Inc.	8,500	575,195
		11,332,607
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	4,300	443,502
Annaly Capital Management, Inc.	29,900	510,991
General Growth Properties, Inc.	5,450	296,262
Home Properties, Inc.	5,900	303,378
		1,554,133
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	10,200	248,676
Thrifts & Mortgage Finance - 2.5%
BankUnited Financial Corp. Class A (d)	22,900	197,627
Countrywide Financial Corp.	29,600	459,392
Fannie Mae	32,560	1,857,222
FirstFed Financial Corp. (a)(d)	6,300	269,514
New York Community Bancorp, Inc.	20,900	388,949
Washington Federal, Inc.	16,064	388,106
		3,560,810
TOTAL FINANCIALS		42,288,166
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.4%
Biotechnology - 1.7%
Amgen, Inc. (a)	27,700	$ 1,609,647
Biogen Idec, Inc. (a)	4,400	327,536
Cephalon, Inc. (a)	3,900	287,586
PDL BioPharma, Inc. (a)	8,400	178,080
		2,402,849
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	6,500	542,490
C.R. Bard, Inc.	5,300	443,133
Covidien Ltd.	11,075	460,720
Medtronic, Inc.	16,200	768,528
		2,214,871
Health Care Providers & Services - 0.2%
Brookdale Senior Living, Inc.	9,000	332,010
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	5,550	326,396
Pharmaceuticals - 2.7%
Johnson & Johnson	20,300	1,322,951
Merck & Co., Inc.	36,700	2,138,142
Wyeth	5,750	279,623
		3,740,716
TOTAL HEALTH CARE		9,016,842
INDUSTRIALS - 10.5%
Aerospace & Defense - 3.5%
General Dynamics Corp.	17,700	1,609,992
Honeywell International, Inc.	20,840	1,258,944
Raytheon Co.	7,300	464,353
United Technologies Corp.	20,300	1,554,777
		4,888,066
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	6,200	465,620
Airlines - 0.2%
Delta Air Lines, Inc. (a)	10,400	216,320
US Airways Group, Inc. (a)	4,500	124,470
		340,790
Building Products - 0.1%
Masco Corp.	8,150	196,252
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	38,100	$ 481,584
Robert Half International, Inc.	8,200	246,738
The Brink's Co.	7,550	473,008
		1,201,330
Construction & Engineering - 0.2%
Fluor Corp.	2,163	341,754
Industrial Conglomerates - 3.9%
General Electric Co.	112,580	4,633,793
Siemens AG sponsored ADR	6,100	831,857
		5,465,650
Machinery - 0.9%
Bucyrus International, Inc. Class A	5,900	486,750
Oshkosh Truck Co.	7,100	384,820
Sulzer AG (Reg.)	226	362,521
		1,234,091
Road & Rail - 0.5%
Knight Transportation, Inc.	21,000	335,370
Ryder System, Inc.	8,300	397,155
		732,525
TOTAL INDUSTRIALS		14,866,078
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 1.0%
Alcatel-Lucent SA sponsored ADR	27,400	265,506
Comverse Technology, Inc. (a)	12,700	244,094
Motorola, Inc.	47,400	890,646
		1,400,246
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	35,550	1,837,224
International Business Machines Corp.	8,500	987,020
NCR Corp. (a)	13,700	377,983
Sun Microsystems, Inc. (a)	81,100	463,081
		3,665,308
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	10,100	372,185
Amphenol Corp. Class A	1,600	70,832
Flextronics International Ltd. (a)	25,100	308,981
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Motech Industries, Inc.	36,675	$ 384,920
Tyco Electronics Ltd.	11,075	395,045
		1,531,963
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	9,300	317,037
IT Services - 0.4%
The Western Union Co.	16,600	365,864
Unisys Corp. (a)	47,798	290,612
		656,476
Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc.	6,200	207,452
Applied Materials, Inc.	13,200	256,344
Maxim Integrated Products, Inc.	11,400	308,940
Novellus Systems, Inc. (a)	10,400	295,464
ON Semiconductor Corp. (a)	4,500	45,900
Volterra Semiconductor Corp. (a)	10,400	127,816
		1,241,916
TOTAL INFORMATION TECHNOLOGY		8,812,946
MATERIALS - 4.2%
Chemicals - 1.2%
Agrium, Inc.	12,000	762,550
Albemarle Corp.	8,600	410,736
Chemtura Corp.	18,400	171,488
Ecolab, Inc.	6,900	325,473
		1,670,247
Metals & Mining - 3.0%
Alcoa, Inc.	21,900	867,021
Allegheny Technologies, Inc.	2,200	224,774
ArcelorMittal SA (NY Shares) Class A	7,100	567,645
Carpenter Technology Corp.	3,000	434,730
Freeport-McMoRan Copper & Gold, Inc. Class B	5,900	694,312
Goldcorp, Inc.	6,700	235,799
Lihir Gold Ltd. (a)	88,116	349,831
Newcrest Mining Ltd.	11,553	352,175
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Randgold Resources Ltd. sponsored ADR	5,700	$ 204,858
Reliance Steel & Aluminum Co.	5,300	309,255
		4,240,400
TOTAL MATERIALS		5,910,647
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 6.5%
AT&T, Inc.	169,037	7,064,056
Cincinnati Bell, Inc. (a)	58,300	315,986
Verizon Communications, Inc.	39,750	1,831,283
		9,211,325
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	6,600	291,588
Sprint Nextel Corp.	15,300	261,630
		553,218
TOTAL TELECOMMUNICATION SERVICES		9,764,543
UTILITIES - 5.2%
Electric Utilities - 2.1%
E.ON AG sponsored ADR	6,000	390,600
Entergy Corp.	10,000	1,198,700
PPL Corp.	15,700	811,690
Reliant Energy, Inc. (a)	21,400	588,928
		2,989,918
Independent Power Producers & Energy Traders - 1.7%
AES Corp. (a)	19,300	413,213
Constellation Energy Group, Inc.	15,100	1,429,970
NRG Energy, Inc. (a)	13,600	620,976
		2,464,159
Multi-Utilities - 1.4%
CMS Energy Corp.	11,600	196,852
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	13,400	$ 1,281,040
Sempra Energy	7,000	430,570
		1,908,462
TOTAL UTILITIES		7,362,539
TOTAL COMMON STOCKS (Cost $126,680,391)		139,236,341
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 4.97% (b)	921,828	921,828
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	6,493,800	6,493,800
TOTAL MONEY MARKET FUNDS (Cost $7,415,628)		7,415,628
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $134,096,019)		146,651,969
NET OTHER ASSETS - (3.5)%		(4,935,054)
NET ASSETS - 100%		$ 141,716,915
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,740 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 67,551
Fidelity Securities Lending Cash Central Fund	5,679
Total	$ 73,230
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Canada	2.6%
Bermuda	2.4%
United Kingdom	2.0%
Switzerland	1.6%
Others (individually less than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $6,485,131) - See accompanying schedule: Unaffiliated issuers (cost $126,680,391)	$ 139,236,341
Fidelity Central Funds (cost $7,415,628)	7,415,628
Total Investments (cost $134,096,019)		$ 146,651,969
Receivable for investments sold		970,269
Receivable for fund shares sold		907,774
Dividends receivable		171,409
Distributions receivable from Fidelity Central Funds		6,877
Prepaid expenses		22
Receivable from investment adviser for expense reductions		9,755
Other receivables		894
Total assets		148,718,969

Liabilities
Payable for investments purchased	$ 172,085
Payable for fund shares redeemed	113,614
Accrued management fee	65,390
Distribution fees payable	48,978
Other affiliated payables	34,694
Other payables and accrued expenses	73,493
Collateral on securities loaned, at value	6,493,800
Total liabilities		7,002,054

Net Assets		$ 141,716,915
Net Assets consist of:
Paid in capital		$ 121,669,772
Undistributed net investment income		592,692
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,898,362
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,556,089
Net Assets		$ 141,716,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,434,086 ÷ 4,112,098 shares)	$ 16.40

Maximum offering price per share (100/94.25 of $16.40)	$ 17.40
Class T: Net Asset Value and redemption price per share ($50,997,932 ÷ 3,128,899 shares)	$ 16.30

Maximum offering price per share (100/96.50 of $16.30)	$ 16.89
Class B: Net Asset Value and offering price per share ($6,733,539 ÷ 418,894 shares) A	$ 16.07

Class C: Net Asset Value and offering price per share ($9,718,016 ÷ 605,694 shares) A	$ 16.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,833,342 ÷ 413,889 shares)	$ 16.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 2,196,432
Interest		374
Income from Fidelity Central Funds		73,230
Total income		2,270,036

Expenses
Management fee	$ 604,137
Transfer agent fees	289,401
Distribution fees	483,563
Accounting and security lending fees	42,478
Custodian fees and expenses	39,286
Independent trustees' compensation	343
Registration fees	70,088
Audit	48,434
Legal	824
Miscellaneous	34,121
Total expenses before reductions	1,612,675
Expense reductions	(50,830)	1,561,845
Net investment income (loss)		708,191
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,002,404
Foreign currency transactions	17,408
Total net realized gain (loss)		7,019,812
Change in net unrealized appreciation (depreciation) on: Investment securities	5,194,341
Assets and liabilities in foreign currencies	96
Total change in net unrealized appreciation (depreciation)		5,194,437
Net gain (loss)		12,214,249
Net increase (decrease) in net assets resulting from operations		$ 12,922,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 708,191	$ 122,196
Net realized gain (loss)	7,019,812	3,362,048
Change in net unrealized appreciation (depreciation)	5,194,437	3,767,996
Net increase (decrease) in net assets resulting from operations	12,922,440	7,252,240
Distributions to shareholders from net investment income	(203,521)	(41,743)
Distributions to shareholders from net realized gain	(3,080,270)	(968,807)
Total distributions	(3,283,791)	(1,010,550)
Share transactions - net increase (decrease)	71,133,838	16,012,456
Total increase (decrease) in net assets	80,772,487	22,254,146

Net Assets
Beginning of period	60,944,428	38,690,282
End of period (including undistributed net investment income of $592,692 and undistributed net investment income of $86,603, respectively)	$ 141,716,915	$ 60,944,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 13.22	$ 11.70	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.08	.06	.01	- J
Net realized and unrealized gain (loss)	1.99	2.15	1.51	1.32	.37
Total from investment operations	2.12	2.23	1.57	1.33	.37
Distributions from net investment income	(.09)	(.04)	(.04)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.80)	(.37)	(.05)	-	-
Net asset value, end of period	$ 16.40	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Total Return B, C, D	14.64%	17.20%	13.40%	12.83%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.28%	1.41%	1.50%	3.39%	5.52% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.30%	1.50%	1.75% A
Expenses net of all reductions	1.24%	1.24%	1.26%	1.47%	1.73% A
Net investment income (loss)	.85%	.54%	.48%	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,434	$ 15,398	$ 7,121	$ 4,000	$ 1,123
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 13.14	$ 11.67	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.04	.03	(.02)	(.01)
Net realized and unrealized gain (loss)	1.97	2.15	1.48	1.33	.37
Total from investment operations	2.06	2.19	1.51	1.31	.36
Distributions from net investment income	(.04)	(.01)	(.03)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.75)	(.34)	(.04)	-	-
Net asset value, end of period	$ 16.30	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Total Return B, C, D	14.31%	16.93%	12.96%	12.64%	3.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.53%	1.65%	1.72%	3.30%	5.77% A
Expenses net of fee waivers, if any	1.50%	1.50%	1.55%	1.75%	2.00% A
Expenses net of all reductions	1.49%	1.49%	1.51%	1.72%	1.98% A
Net investment income (loss)	.60%	.29%	.23%	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,998	$ 30,607	$ 21,580	$ 13,340	$ 1,546
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 12.99	$ 11.59	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.95	2.13	1.46	1.32	.37
Total from investment operations	1.96	2.10	1.43	1.25	.34
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.70)	(.28)	(.01)	-	-
Total distributions	(.70)	(.28)	(.03)	-	-
Net asset value, end of period	$ 16.07	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Total Return B, C, D	13.74%	16.38%	12.35%	12.09%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.23%	2.31%	4.33%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	.10%	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,734	$ 5,734	$ 4,240	$ 2,560	$ 1,125
Portfolio turnover rate G	76%	91%	86%	111%	108% A
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 12.99	$ 11.58	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.93	2.13	1.47	1.31	.37
Total from investment operations	1.95	2.10	1.44	1.24	.34
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.71)	(.29)	(.01)	-	-
Total distributions	(.71)	(.29)	(.03)	-	-
Net asset value, end of period	$ 16.04	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Total Return B, C, D	13.69%	16.38%	12.45%	11.99%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.09%	2.22%	2.30%	4.39%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	.10%	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,718	$ 7,004	$ 3,892	$ 1,815	$ 1,069
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 13.28	$ 11.75	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.11	.09	.04	.01
Net realized and unrealized gain (loss)	1.99	2.18	1.49	1.33	.37
Total from investment operations	2.16	2.29	1.58	1.37	.38
Distributions from net investment income	(.11)	(.07)	(.04)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.82)	(.40)	(.05)	-	-
Net asset value, end of period	$ 16.51	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Total Return B, C	14.89%	17.58%	13.47%	13.20%	3.80%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00%	1.04%	1.14%	3.41%	5.27% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.06%	1.25%	1.50% A
Expenses net of all reductions	.99%	.99%	1.02%	1.22%	1.48% A
Net investment income (loss)	1.10%	.79%	.72%	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,833	$ 2,201	$ 1,857	$ 1,282	$ 1,038
Portfolio turnover rate F	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 17, 2003 (commencement of operations) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,028,233
Unrealized depreciation	(7,689,398)
Net unrealized appreciation (depreciation)	12,338,835
Undistributed ordinary income	2,582,182
Undistributed long-term capital gain	4,225,352

Cost for federal income tax purposes	$ 134,313,134

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 546,132	$ 291,983
Long-term Capital Gains	2,737,659	718,567
Total	$ 3,283,791	$ 1,010,550

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $147,664,629 and $80,688,670, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on May 16, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007. The performance adjustment

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will take effect starting with the twelfth month of the performance period (May, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 108,401	$ 52,690
Class T	.25%	.25%	218,808	2,200
Class B	.75%	.25%	67,794	52,303
Class C	.75%	.25%	88,560	35,190
			$ 483,563	$ 142,383

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,235
Class T	12,611
Class B*	7,599
Class C*	3,310
$ 70,755

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 116,641.27
Class T	111,364.25
Class B	21,226.31
Class C	27,477.31
Institutional Class	12,693.24
	$ 289,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,626 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $203 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,679.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 14,802
Class T	1.50%	13,695
Class B	2.00%	6,877
Class C	2.00%	7,954
		$ 43,328

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,169 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $1,761. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,684
Institutional Class	18
$ 1,702

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method

Annual Report

Notes to Financial Statements - continued

10. Other - continued

of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 95,578	$ 22,293
Class T	84,209	9,977
Institutional Class	23,734	9,473
Total	$ 203,521	$ 41,743
From net realized gain
Class A	$ 798,354	$ 186,144
Class T	1,494,717	555,326
Class B	288,272	92,178
Class C	347,113	88,629
Institutional Class	151,814	46,530
Total	$ 3,080,270	$ 968,807

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	3,695,755	659,673	$ 57,509,722	$ 9,418,722
Reinvestment of distributions	58,930	14,943	865,688	203,973
Shares redeemed	(663,449)	(192,331)	(10,352,319)	(2,708,463)
Net increase (decrease)	3,091,236	482,285	$ 48,023,091	$ 6,914,232
Class T
Shares sold	1,421,685	787,206	$ 21,932,526	$ 11,194,933
Reinvestment of distributions	102,412	39,036	1,498,284	530,894
Shares redeemed	(437,693)	(426,412)	(6,887,915)	(5,998,651)
Net increase (decrease)	1,086,404	399,830	$ 16,542,895	$ 5,727,176

Annual Report

12. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class B
Shares sold	214,346	203,112	$ 3,232,327	$ 2,847,587
Reinvestment of distributions	18,230	6,282	264,152	84,800
Shares redeemed	(200,858)	(148,531)	(3,047,563)	(2,076,164)
Net increase (decrease)	31,718	60,863	$ 448,916	$ 856,223
Class C
Shares sold	300,918	243,177	$ 4,603,445	$ 3,406,535
Reinvestment of distributions	22,867	6,465	330,886	87,218
Shares redeemed	(191,479)	(75,797)	(2,915,876)	(1,054,786)
Net increase (decrease)	132,306	173,845	$ 2,018,455	$ 2,438,967
Institutional Class
Shares sold	592,099	34,102	$ 9,392,137	$ 488,410
Reinvestment of distributions	11,218	3,384	165,468	46,355
Shares redeemed	(334,584)	(32,226)	(5,457,124)	(458,907)
Net increase (decrease)	268,733	5,260	$ 4,100,481	$ 75,858

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value Leaders. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value Leaders. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Leaders. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Leaders. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value Leaders. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Leaders voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/10/07	12/07/07	$.117	$.722
Class T	12/10/07	12/07/07	$.068	$.722
Class B	12/10/07	12/07/07		$.698
Class C	12/10/07	12/07/07		$.712

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $4,228,830, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed in December 2006 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 16, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 5

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Leaders Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	38,960,236.61	76.714
Against	9,114,994.43	17.947
Abstain	2,711,252.32	5.339
TOTAL	50,786,483.36	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on May 16, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on June 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLF-UANN-1207
1.793576.104

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Note to Shareholders	<Click Here>	An explanation of the changes to the fund.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Note to Shareholders:

On May 16, 2007, shareholders of Fidelity® Advisor Value Leaders Fund approved a new management contract for the fund, effective June 1, 2007, which adds a performance adjustment component to the management fee based on the fund's performance versus the Russell 1000® Value Index. The new contract also allows the Board of Trustees to designate an alternate performance adjustment index in the future, without a shareholder vote, when permitted by applicable law.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2007	Past 1 year	Life of fund A
Institutional Class	14.89%	14.40%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Value Leaders Fund - Institutional Class on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Value Leaders Fund

Despite a slowing housing market, the subprime mortgage loan crisis, a credit crunch and sharply higher energy prices, U.S. stock markets performed very well during the 12-month period ending October 31, 2007. Upbeat corporate earnings and persistently solid economic data drove much of the positive momentum for equities. There were only three notably bad months during the period: February, when equities fell on the first whispers of the subprime woes and a brief slump in Asian stocks; and June and July, as crude oil prices spiked, the dollar fell to new lows and subprime mortgage concerns accelerated. The Federal Reserve Board helped spark a late-period rally, first in August by lowering its discount rate to inject liquidity into the financial system, then with reductions in the federal funds target rate in September and October. For the 12 months overall, the Dow Jones Industrial AverageSM rose 17.94%, the Standard & Poor's 500SM Index returned 14.56% and the NASDAQ Composite® Index shot up 21.75%.

For the 12-month period ending October 31, 2007, the fund's Institutional Class shares returned 14.89%, solidly outperforming the 10.83% rise in the Russell 1000® Value Index. Energy and financials were, respectively, the strongest- and weakest-performing areas of the benchmark during the period, and my positioning in both sectors aided relative results. In the energy area, performance benefited from an emphasis on oilfield services companies and exploration and production (E&P) companies leveraged to North American natural gas. Oilfield services firms National Oilwell Varco and Smith International continued to beat Wall Street analysts' earnings expectations, as they had for several quarters. Their stocks benefited from increasing confidence among investors that oil prices would remain high. Honeywell International's stock rose after the firm beat earnings expectations. I invested in Procter & Gamble when its share price pulled back in the spring of 2007, and the stock subsequently performed well. E&P firms EOG Resources and Ultra Petroleum rallied on rising natural gas prices. Ultra Petroleum and Smith International were not index components. On the negative side, underweighting Exxon Mobil and avoiding Chevron detracted from results as these two major oil producers and index components rose sharply. Elsewhere, I underestimated the severity of the housing crisis, and the fund was hurt by investments in homebuilders Standard Pacific and KB Home.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Expenses Paid During Period* May 1, 2007 to October 31, 2007
Class A
Actual	$ 1,000.00	$ 1,033.40	$ 6.41
HypotheticalA	$ 1,000.00	$ 1,018.90	$ 6.36
Class T
Actual	$ 1,000.00	$ 1,032.30	$ 7.68
HypotheticalA	$ 1,000.00	$ 1,017.64	$ 7.63
Class B
Actual	$ 1,000.00	$ 1,029.50	$ 10.23
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Class C
Actual	$ 1,000.00	$ 1,029.50	$ 10.23
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class
Actual	$ 1,000.00	$ 1,035.10	$ 5.13
HypotheticalA	$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	1.00%

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	5.0	4.5
Bank of America Corp.	4.3	4.3
ConocoPhillips	4.3	1.9
Citigroup, Inc.	4.0	3.9
American International Group, Inc.	3.5	3.5
General Electric Co.	3.3	2.9
Exxon Mobil Corp.	2.6	1.9
JPMorgan Chase & Co.	2.6	2.6
Procter & Gamble Co.	2.3	0.0
Merck & Co., Inc.	1.5	1.8
	33.4
Top Five Market Sectors as of October 31, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.8	32.8
Energy	15.9	15.6
Industrials	10.5	9.8
Telecommunication Services	6.9	6.1
Consumer Discretionary	6.8	8.8
Asset Allocation (% of fund's net assets)
As of October 31, 2007 *		As of April 30, 2007 **
	Stocks 98.3%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	13.4%	** Foreign investments	15.5%

Annual Report

Investments October 31, 2007

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 6.8%
Automobiles - 0.5%
General Motors Corp.	8,800	$ 344,872
Renault SA	2,400	402,998
		747,870
Hotels, Restaurants & Leisure - 0.4%
McDonald's Corp.	9,400	561,180
Household Durables - 1.4%
Bassett Furniture Industries, Inc.	7,339	77,867
Beazer Homes USA, Inc.	11,000	123,530
KB Home	46,500	1,285,260
Standard Pacific Corp. (d)	41,100	197,280
Whirlpool Corp.	2,900	229,622
		1,913,559
Leisure Equipment & Products - 0.7%
Brunswick Corp.	9,600	214,176
Eastman Kodak Co.	13,600	389,776
Mattel, Inc.	15,300	319,617
		923,569
Media - 1.5%
News Corp. Class A	24,500	530,915
Regal Entertainment Group Class A	16,800	379,176
Time Warner, Inc.	66,500	1,214,290
		2,124,381
Multiline Retail - 0.5%
Retail Ventures, Inc. (a)	11,800	102,306
Sears Holdings Corp. (a)	4,500	606,555
Tuesday Morning Corp.	5,600	42,672
		751,533
Specialty Retail - 1.6%
Advance Auto Parts, Inc.	9,000	307,080
Home Depot, Inc.	9,550	300,921
PetSmart, Inc.	11,300	338,435
Ross Stores, Inc.	17,400	470,148
Staples, Inc.	20,600	480,804
Williams-Sonoma, Inc.	11,400	358,416
		2,255,804
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	10,400	$ 296,088
TOTAL CONSUMER DISCRETIONARY		9,573,984
CONSUMER STAPLES - 6.4%
Food & Staples Retailing - 0.7%
Rite Aid Corp. (a)	71,900	281,129
SUPERVALU, Inc.	9,600	372,000
Winn-Dixie Stores, Inc. (a)	18,000	425,520
		1,078,649
Food Products - 1.7%
Cermaq ASA	17,500	268,215
Chiquita Brands International, Inc. (a)	16,300	305,625
Marine Harvest ASA (a)	387,000	392,300
Nestle SA (Reg.)	3,073	1,419,726
		2,385,866
Household Products - 2.4%
Central Garden & Pet Co. Class A (non-vtg.) (a)	26,200	217,984
Procter & Gamble Co.	46,200	3,211,824
		3,429,808
Tobacco - 1.6%
Altria Group, Inc.	15,300	1,115,829
British American Tobacco PLC sponsored ADR	14,400	1,104,192
		2,220,021
TOTAL CONSUMER STAPLES		9,114,344
ENERGY - 15.9%
Energy Equipment & Services - 2.2%
Expro International Group PLC	13,500	343,262
Exterran Holdings, Inc. (a)	3,082	259,504
National Oilwell Varco, Inc. (a)	16,164	1,183,851
Smith International, Inc.	8,700	574,635
Transocean, Inc. (a)	6,800	811,716
		3,172,968
Oil, Gas & Consumable Fuels - 13.7%
Chesapeake Energy Corp.	11,000	434,280
ConocoPhillips (d)	71,000	6,032,160
CONSOL Energy, Inc.	13,300	751,450
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
EnCana Corp.	5,300	$ 371,034
EOG Resources, Inc.	18,200	1,612,520
EXCO Resources, Inc. (a)	15,600	263,328
Exxon Mobil Corp.	40,470	3,722,835
Occidental Petroleum Corp.	26,000	1,795,300
Quicksilver Resources, Inc. (a)	10,050	572,850
Suncor Energy, Inc.	5,700	624,513
Ultra Petroleum Corp. (a)	18,400	1,303,824
Uranium One, Inc. (a)	16,100	178,870
Valero Energy Corp.	24,000	1,690,320
		19,353,284
TOTAL ENERGY		22,526,252
FINANCIALS - 29.8%
Capital Markets - 4.4%
Ares Capital Corp.	16,100	267,904
Bear Stearns Companies, Inc.	6,400	727,040
Charles Schwab Corp.	13,200	306,768
Franklin Resources, Inc.	3,300	427,944
Goldman Sachs Group, Inc.	2,900	718,968
Julius Baer Holding AG (Bearer)	5,093	440,575
KKR Private Equity Investors, LP	21,583	427,343
KKR Private Equity Investors, LP Restricted Depositary Units (e)	1,300	25,740
Legg Mason, Inc.	4,600	381,524
Lehman Brothers Holdings, Inc.	20,900	1,323,806
State Street Corp.	15,246	1,216,173
		6,263,785
Commercial Banks - 2.5%
Associated Banc-Corp.	9,505	274,314
DnB Nor ASA	23,000	379,297
HSBC Holdings PLC sponsored ADR	6,300	626,976
Mizuho Financial Group, Inc.	32	179,893
Siam City Bank PCL NVDR	427,100	222,554
Sterling Financial Corp., Washington	10,200	229,500
Unicredito Italiano SpA	40,700	347,900
Wachovia Corp.	29,854	1,365,223
		3,625,657
Consumer Finance - 0.2%
Discover Financial Services	12,675	244,628
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 10.9%
Bank of America Corp.	127,692	$ 6,164,970
Citigroup, Inc.	133,800	5,606,220
JPMorgan Chase & Co.	78,440	3,686,680
		15,457,870
Insurance - 8.0%
ACE Ltd.	18,100	1,097,041
Admiral Group PLC	10,600	227,211
AMBAC Financial Group, Inc.	13,400	493,522
American International Group, Inc.	77,790	4,910,105
Argo Group International Holdings, Ltd. (a)	7,991	340,497
Assurant, Inc.	7,300	426,612
Hartford Financial Services Group, Inc.	9,850	955,746
IPC Holdings Ltd.	25,300	756,723
Max Capital Group Ltd.	16,500	466,785
Montpelier Re Holdings Ltd.	22,300	399,170
Platinum Underwriters Holdings Ltd.	19,000	684,000
Principal Financial Group, Inc.	8,500	575,195
		11,332,607
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc.	4,300	443,502
Annaly Capital Management, Inc.	29,900	510,991
General Growth Properties, Inc.	5,450	296,262
Home Properties, Inc.	5,900	303,378
		1,554,133
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	10,200	248,676
Thrifts & Mortgage Finance - 2.5%
BankUnited Financial Corp. Class A (d)	22,900	197,627
Countrywide Financial Corp.	29,600	459,392
Fannie Mae	32,560	1,857,222
FirstFed Financial Corp. (a)(d)	6,300	269,514
New York Community Bancorp, Inc.	20,900	388,949
Washington Federal, Inc.	16,064	388,106
		3,560,810
TOTAL FINANCIALS		42,288,166
Common Stocks - continued
	Shares	Value
HEALTH CARE - 6.4%
Biotechnology - 1.7%
Amgen, Inc. (a)	27,700	$ 1,609,647
Biogen Idec, Inc. (a)	4,400	327,536
Cephalon, Inc. (a)	3,900	287,586
PDL BioPharma, Inc. (a)	8,400	178,080
		2,402,849
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	6,500	542,490
C.R. Bard, Inc.	5,300	443,133
Covidien Ltd.	11,075	460,720
Medtronic, Inc.	16,200	768,528
		2,214,871
Health Care Providers & Services - 0.2%
Brookdale Senior Living, Inc.	9,000	332,010
Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc. (a)	5,550	326,396
Pharmaceuticals - 2.7%
Johnson & Johnson	20,300	1,322,951
Merck & Co., Inc.	36,700	2,138,142
Wyeth	5,750	279,623
		3,740,716
TOTAL HEALTH CARE		9,016,842
INDUSTRIALS - 10.5%
Aerospace & Defense - 3.5%
General Dynamics Corp.	17,700	1,609,992
Honeywell International, Inc.	20,840	1,258,944
Raytheon Co.	7,300	464,353
United Technologies Corp.	20,300	1,554,777
		4,888,066
Air Freight & Logistics - 0.3%
United Parcel Service, Inc. Class B	6,200	465,620
Airlines - 0.2%
Delta Air Lines, Inc. (a)	10,400	216,320
US Airways Group, Inc. (a)	4,500	124,470
		340,790
Building Products - 0.1%
Masco Corp.	8,150	196,252
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.9%
Allied Waste Industries, Inc. (a)	38,100	$ 481,584
Robert Half International, Inc.	8,200	246,738
The Brink's Co.	7,550	473,008
		1,201,330
Construction & Engineering - 0.2%
Fluor Corp.	2,163	341,754
Industrial Conglomerates - 3.9%
General Electric Co.	112,580	4,633,793
Siemens AG sponsored ADR	6,100	831,857
		5,465,650
Machinery - 0.9%
Bucyrus International, Inc. Class A	5,900	486,750
Oshkosh Truck Co.	7,100	384,820
Sulzer AG (Reg.)	226	362,521
		1,234,091
Road & Rail - 0.5%
Knight Transportation, Inc.	21,000	335,370
Ryder System, Inc.	8,300	397,155
		732,525
TOTAL INDUSTRIALS		14,866,078
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 1.0%
Alcatel-Lucent SA sponsored ADR	27,400	265,506
Comverse Technology, Inc. (a)	12,700	244,094
Motorola, Inc.	47,400	890,646
		1,400,246
Computers & Peripherals - 2.6%
Hewlett-Packard Co.	35,550	1,837,224
International Business Machines Corp.	8,500	987,020
NCR Corp. (a)	13,700	377,983
Sun Microsystems, Inc. (a)	81,100	463,081
		3,665,308
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. (a)	10,100	372,185
Amphenol Corp. Class A	1,600	70,832
Flextronics International Ltd. (a)	25,100	308,981
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Motech Industries, Inc.	36,675	$ 384,920
Tyco Electronics Ltd.	11,075	395,045
		1,531,963
Internet Software & Services - 0.2%
VeriSign, Inc. (a)	9,300	317,037
IT Services - 0.4%
The Western Union Co.	16,600	365,864
Unisys Corp. (a)	47,798	290,612
		656,476
Semiconductors & Semiconductor Equipment - 0.9%
Analog Devices, Inc.	6,200	207,452
Applied Materials, Inc.	13,200	256,344
Maxim Integrated Products, Inc.	11,400	308,940
Novellus Systems, Inc. (a)	10,400	295,464
ON Semiconductor Corp. (a)	4,500	45,900
Volterra Semiconductor Corp. (a)	10,400	127,816
		1,241,916
TOTAL INFORMATION TECHNOLOGY		8,812,946
MATERIALS - 4.2%
Chemicals - 1.2%
Agrium, Inc.	12,000	762,550
Albemarle Corp.	8,600	410,736
Chemtura Corp.	18,400	171,488
Ecolab, Inc.	6,900	325,473
		1,670,247
Metals & Mining - 3.0%
Alcoa, Inc.	21,900	867,021
Allegheny Technologies, Inc.	2,200	224,774
ArcelorMittal SA (NY Shares) Class A	7,100	567,645
Carpenter Technology Corp.	3,000	434,730
Freeport-McMoRan Copper & Gold, Inc. Class B	5,900	694,312
Goldcorp, Inc.	6,700	235,799
Lihir Gold Ltd. (a)	88,116	349,831
Newcrest Mining Ltd.	11,553	352,175
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Randgold Resources Ltd. sponsored ADR	5,700	$ 204,858
Reliance Steel & Aluminum Co.	5,300	309,255
		4,240,400
TOTAL MATERIALS		5,910,647
TELECOMMUNICATION SERVICES - 6.9%
Diversified Telecommunication Services - 6.5%
AT&T, Inc.	169,037	7,064,056
Cincinnati Bell, Inc. (a)	58,300	315,986
Verizon Communications, Inc.	39,750	1,831,283
		9,211,325
Wireless Telecommunication Services - 0.4%
American Tower Corp. Class A (a)	6,600	291,588
Sprint Nextel Corp.	15,300	261,630
		553,218
TOTAL TELECOMMUNICATION SERVICES		9,764,543
UTILITIES - 5.2%
Electric Utilities - 2.1%
E.ON AG sponsored ADR	6,000	390,600
Entergy Corp.	10,000	1,198,700
PPL Corp.	15,700	811,690
Reliant Energy, Inc. (a)	21,400	588,928
		2,989,918
Independent Power Producers & Energy Traders - 1.7%
AES Corp. (a)	19,300	413,213
Constellation Energy Group, Inc.	15,100	1,429,970
NRG Energy, Inc. (a)	13,600	620,976
		2,464,159
Multi-Utilities - 1.4%
CMS Energy Corp.	11,600	196,852
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	13,400	$ 1,281,040
Sempra Energy	7,000	430,570
		1,908,462
TOTAL UTILITIES		7,362,539
TOTAL COMMON STOCKS (Cost $126,680,391)		139,236,341
Money Market Funds - 5.2%

Fidelity Cash Central Fund, 4.97% (b)	921,828	921,828
Fidelity Securities Lending Cash Central Fund, 5.02% (b)(c)	6,493,800	6,493,800
TOTAL MONEY MARKET FUNDS (Cost $7,415,628)		7,415,628
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $134,096,019)		146,651,969
NET OTHER ASSETS - (3.5)%		(4,935,054)
NET ASSETS - 100%		$ 141,716,915
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,740 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 67,551
Fidelity Securities Lending Cash Central Fund	5,679
Total	$ 73,230
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.6%
Canada	2.6%
Bermuda	2.4%
United Kingdom	2.0%
Switzerland	1.6%
Others (individually less than 1%)	4.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2007

Assets
Investment in securities, at value (including securities loaned of $6,485,131) - See accompanying schedule: Unaffiliated issuers (cost $126,680,391)	$ 139,236,341
Fidelity Central Funds (cost $7,415,628)	7,415,628
Total Investments (cost $134,096,019)		$ 146,651,969
Receivable for investments sold		970,269
Receivable for fund shares sold		907,774
Dividends receivable		171,409
Distributions receivable from Fidelity Central Funds		6,877
Prepaid expenses		22
Receivable from investment adviser for expense reductions		9,755
Other receivables		894
Total assets		148,718,969

Liabilities
Payable for investments purchased	$ 172,085
Payable for fund shares redeemed	113,614
Accrued management fee	65,390
Distribution fees payable	48,978
Other affiliated payables	34,694
Other payables and accrued expenses	73,493
Collateral on securities loaned, at value	6,493,800
Total liabilities		7,002,054

Net Assets		$ 141,716,915
Net Assets consist of:
Paid in capital		$ 121,669,772
Undistributed net investment income		592,692
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		6,898,362
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,556,089
Net Assets		$ 141,716,915

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2007

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($67,434,086 ÷ 4,112,098 shares)	$ 16.40

Maximum offering price per share (100/94.25 of $16.40)	$ 17.40
Class T: Net Asset Value and redemption price per share ($50,997,932 ÷ 3,128,899 shares)	$ 16.30

Maximum offering price per share (100/96.50 of $16.30)	$ 16.89
Class B: Net Asset Value and offering price per share ($6,733,539 ÷ 418,894 shares) A	$ 16.07

Class C: Net Asset Value and offering price per share ($9,718,016 ÷ 605,694 shares) A	$ 16.04

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,833,342 ÷ 413,889 shares)	$ 16.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2007

Investment Income
Dividends		$ 2,196,432
Interest		374
Income from Fidelity Central Funds		73,230
Total income		2,270,036

Expenses
Management fee	$ 604,137
Transfer agent fees	289,401
Distribution fees	483,563
Accounting and security lending fees	42,478
Custodian fees and expenses	39,286
Independent trustees' compensation	343
Registration fees	70,088
Audit	48,434
Legal	824
Miscellaneous	34,121
Total expenses before reductions	1,612,675
Expense reductions	(50,830)	1,561,845
Net investment income (loss)		708,191
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	7,002,404
Foreign currency transactions	17,408
Total net realized gain (loss)		7,019,812
Change in net unrealized appreciation (depreciation) on: Investment securities	5,194,341
Assets and liabilities in foreign currencies	96
Total change in net unrealized appreciation (depreciation)		5,194,437
Net gain (loss)		12,214,249
Net increase (decrease) in net assets resulting from operations		$ 12,922,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2007	Year ended October 31, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 708,191	$ 122,196
Net realized gain (loss)	7,019,812	3,362,048
Change in net unrealized appreciation (depreciation)	5,194,437	3,767,996
Net increase (decrease) in net assets resulting from operations	12,922,440	7,252,240
Distributions to shareholders from net investment income	(203,521)	(41,743)
Distributions to shareholders from net realized gain	(3,080,270)	(968,807)
Total distributions	(3,283,791)	(1,010,550)
Share transactions - net increase (decrease)	71,133,838	16,012,456
Total increase (decrease) in net assets	80,772,487	22,254,146

Net Assets
Beginning of period	60,944,428	38,690,282
End of period (including undistributed net investment income of $592,692 and undistributed net investment income of $86,603, respectively)	$ 141,716,915	$ 60,944,428

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 15.08	$ 13.22	$ 11.70	$ 10.37	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.13	.08	.06	.01	- J
Net realized and unrealized gain (loss)	1.99	2.15	1.51	1.32	.37
Total from investment operations	2.12	2.23	1.57	1.33	.37
Distributions from net investment income	(.09)	(.04)	(.04)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.80)	(.37)	(.05)	-	-
Net asset value, end of period	$ 16.40	$ 15.08	$ 13.22	$ 11.70	$ 10.37
Total Return B, C, D	14.64%	17.20%	13.40%	12.83%	3.70%
Ratios to Average Net Assets F, I
Expenses before reductions	1.28%	1.41%	1.50%	3.39%	5.52% A
Expenses net of fee waivers, if any	1.25%	1.25%	1.30%	1.50%	1.75% A
Expenses net of all reductions	1.24%	1.24%	1.26%	1.47%	1.73% A
Net investment income (loss)	.85%	.54%	.48%	.11%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,434	$ 15,398	$ 7,121	$ 4,000	$ 1,123
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.99	$ 13.14	$ 11.67	$ 10.36	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.09	.04	.03	(.02)	(.01)
Net realized and unrealized gain (loss)	1.97	2.15	1.48	1.33	.37
Total from investment operations	2.06	2.19	1.51	1.31	.36
Distributions from net investment income	(.04)	(.01)	(.03)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.75)	(.34)	(.04)	-	-
Net asset value, end of period	$ 16.30	$ 14.99	$ 13.14	$ 11.67	$ 10.36
Total Return B, C, D	14.31%	16.93%	12.96%	12.64%	3.60%
Ratios to Average Net Assets F, I
Expenses before reductions	1.53%	1.65%	1.72%	3.30%	5.77% A
Expenses net of fee waivers, if any	1.50%	1.50%	1.55%	1.75%	2.00% A
Expenses net of all reductions	1.49%	1.49%	1.51%	1.72%	1.98% A
Net investment income (loss)	.60%	.29%	.23%	(.14)%	(.30)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,998	$ 30,607	$ 21,580	$ 13,340	$ 1,546
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.81	$ 12.99	$ 11.59	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.95	2.13	1.46	1.32	.37
Total from investment operations	1.96	2.10	1.43	1.25	.34
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.70)	(.28)	(.01)	-	-
Total distributions	(.70)	(.28)	(.03)	-	-
Net asset value, end of period	$ 16.07	$ 14.81	$ 12.99	$ 11.59	$ 10.34
Total Return B, C, D	13.74%	16.38%	12.35%	12.09%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.23%	2.31%	4.33%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	.10%	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,734	$ 5,734	$ 4,240	$ 2,560	$ 1,125
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2007	2006	2005	2004	2003 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.80	$ 12.99	$ 11.58	$ 10.34	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	(.03)	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	1.93	2.13	1.47	1.31	.37
Total from investment operations	1.95	2.10	1.44	1.24	.34
Distributions from net investment income	-	-	(.02)	-	-
Distributions from net realized gain	(.71)	(.29)	(.01)	-	-
Total distributions	(.71)	(.29)	(.03)	-	-
Net asset value, end of period	$ 16.04	$ 14.80	$ 12.99	$ 11.58	$ 10.34
Total Return B, C, D	13.69%	16.38%	12.45%	11.99%	3.40%
Ratios to Average Net Assets F, I
Expenses before reductions	2.09%	2.22%	2.30%	4.39%	6.24% A
Expenses net of fee waivers, if any	2.00%	2.00%	2.05%	2.25%	2.50% A
Expenses net of all reductions	1.99%	1.99%	2.01%	2.22%	2.48% A
Net investment income (loss)	.10%	(.21)%	(.27)%	(.64)%	(.80)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,718	$ 7,004	$ 3,892	$ 1,815	$ 1,069
Portfolio turnover rate G	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period June 17, 2003 (commencement of operations) to October 31, 2003.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2007	2006	2005	2004	2003 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 13.28	$ 11.75	$ 10.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.11	.09	.04	.01
Net realized and unrealized gain (loss)	1.99	2.18	1.49	1.33	.37
Total from investment operations	2.16	2.29	1.58	1.37	.38
Distributions from net investment income	(.11)	(.07)	(.04)	-	-
Distributions from net realized gain	(.71)	(.33)	(.01)	-	-
Total distributions	(.82)	(.40)	(.05)	-	-
Net asset value, end of period	$ 16.51	$ 15.17	$ 13.28	$ 11.75	$ 10.38
Total Return B, C	14.89%	17.58%	13.47%	13.20%	3.80%
Ratios to Average Net Assets E, H
Expenses before reductions	1.00%	1.04%	1.14%	3.41%	5.27% A
Expenses net of fee waivers, if any	1.00%	1.00%	1.06%	1.25%	1.50% A
Expenses net of all reductions	.99%	.99%	1.02%	1.22%	1.48% A
Net investment income (loss)	1.10%	.79%	.72%	.36%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,833	$ 2,201	$ 1,857	$ 1,282	$ 1,038
Portfolio turnover rate F	76%	91%	86%	111%	108% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 17, 2003 (commencement of operations) to October 31, 2003.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2007

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used cannot be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. Certain adjustments have been made to the accounts relating to prior

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

periods. Collectively, these adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 20,028,233
Unrealized depreciation	(7,689,398)
Net unrealized appreciation (depreciation)	12,338,835
Undistributed ordinary income	2,582,182
Undistributed long-term capital gain	4,225,352

Cost for federal income tax purposes	$ 134,313,134

The tax character of distributions paid was as follows:

	October 31, 2007	October 31, 2006
Ordinary Income	$ 546,132	$ 291,983
Long-term Capital Gains	2,737,659	718,567
Total	$ 3,283,791	$ 1,010,550

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $147,664,629 and $80,688,670, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged ..26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease.

In addition, on May 16, 2007, shareholders approved a new management contract which adds a performance adjustment to the management fee (up to a maximum of .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Fund's Institutional Class as compared to an appropriate benchmark index. The Fund's performance period began on June 1, 2007. The performance adjustment

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

will take effect starting with the twelfth month of the performance period (May, 2008). Subsequent months will be added until the performance period includes 36 months. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 108,401	$ 52,690
Class T	.25%	.25%	218,808	2,200
Class B	.75%	.25%	67,794	52,303
Class C	.75%	.25%	88,560	35,190
			$ 483,563	$ 142,383

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 47,235
Class T	12,611
Class B*	7,599
Class C*	3,310
$ 70,755

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 116,641.27
Class T	111,364.25
Class B	21,226.31
Class C	27,477.31
Institutional Class	12,693.24
	$ 289,401

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,626 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $203 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,679.

9. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Class A	1.25%	$ 14,802
Class T	1.50%	13,695
Class B	2.00%	6,877
Class C	2.00%	7,954
		$ 43,328

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $3,169 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

During the period, these credits reduced the Fund's custody expenses by $1,761. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,684
Institutional Class	18
$ 1,702

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

In September 2006, FIIOC, the Fund's transfer agent, notified the Fund that the Fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. In March 2007, FIIOC converted the relevant Class B shares to Class A shares and recorded the conversion in the books and records of the Fund which did not result in a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC has remediated affected shareholders and reimbursed the Fund for all related audit and legal expenses.

The United States Securities and Exchange Commission ("SEC") is conducting an investigation of FMR (covering the years 2002 to 2004) arising from gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during that period. FMR is in discussions with the SEC staff regarding the possible resolution of the matter, but as of period-end no final resolution has been reached.

In December 2006, the Independent Trustees completed their own investigation of the matter with the assistance of independent counsel. The Independent Trustees and FMR agree that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and is worthy of redress. Accordingly, the Independent Trustees have requested and FMR has agreed to pay $42 million to Fidelity mutual funds, plus interest to be determined at the time that payment is made. A method

Annual Report

10. Other - continued

of allocating this payment among the funds has not yet been determined. The total payment to the Fund is not anticipated to have a material impact on the Fund's net assets. In addition, FMR reimbursed related legal expenses which are recorded in the accompanying Statement of Operations as an expense reduction.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2007	2006
From net investment income
Class A	$ 95,578	$ 22,293
Class T	84,209	9,977
Institutional Class	23,734	9,473
Total	$ 203,521	$ 41,743
From net realized gain
Class A	$ 798,354	$ 186,144
Class T	1,494,717	555,326
Class B	288,272	92,178
Class C	347,113	88,629
Institutional Class	151,814	46,530
Total	$ 3,080,270	$ 968,807

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class A
Shares sold	3,695,755	659,673	$ 57,509,722	$ 9,418,722
Reinvestment of distributions	58,930	14,943	865,688	203,973
Shares redeemed	(663,449)	(192,331)	(10,352,319)	(2,708,463)
Net increase (decrease)	3,091,236	482,285	$ 48,023,091	$ 6,914,232
Class T
Shares sold	1,421,685	787,206	$ 21,932,526	$ 11,194,933
Reinvestment of distributions	102,412	39,036	1,498,284	530,894
Shares redeemed	(437,693)	(426,412)	(6,887,915)	(5,998,651)
Net increase (decrease)	1,086,404	399,830	$ 16,542,895	$ 5,727,176

Annual Report

Notes to Financial Statements - continued

12. Share Transactions - continued

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2007	2006	2007	2006
Class B
Shares sold	214,346	203,112	$ 3,232,327	$ 2,847,587
Reinvestment of distributions	18,230	6,282	264,152	84,800
Shares redeemed	(200,858)	(148,531)	(3,047,563)	(2,076,164)
Net increase (decrease)	31,718	60,863	$ 448,916	$ 856,223
Class C
Shares sold	300,918	243,177	$ 4,603,445	$ 3,406,535
Reinvestment of distributions	22,867	6,465	330,886	87,218
Shares redeemed	(191,479)	(75,797)	(2,915,876)	(1,054,786)
Net increase (decrease)	132,306	173,845	$ 2,018,455	$ 2,438,967
Institutional Class
Shares sold	592,099	34,102	$ 9,392,137	$ 488,410
Reinvestment of distributions	11,218	3,384	165,468	46,355
Shares redeemed	(334,584)	(32,226)	(5,457,124)	(458,907)
Net increase (decrease)	268,733	5,260	$ 4,100,481	$ 75,858

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2007

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 370 funds advised by FMR or an affiliate. Mr. Curvey oversees 340 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1983

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

James C. Curvey (72)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-
present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, and Mr. Wiley may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Advisor Series VIII. Mr. Wiley also serves as Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-present) and a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present), and an Advisory Director of Riverstone Holdings (private investment firm). Previously, Mr. Wiley served as Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Advisor Value Leaders. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Advisor Value Leaders. Mr. Donovan also serves as Vice President of Fidelity's Equity Funds (2007-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2006

Vice President of Advisor Value Leaders. Mr. Herring also serves as Vice President of certain Equity Funds (2006-present). Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Eric D. Roiter (58)

Year of Election or Appointment: 2003

Secretary of Advisor Value Leaders. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)
Year of Election or Appointment: 2007 Assistant Secretary of Advisor Value Leaders. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Value Leaders. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Value Leaders. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-
present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Value Leaders. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-
present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Value Leaders. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Value Leaders. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Advisor Value Leaders. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Value Leaders. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of Advisor Value Leaders Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/10/07	12/07/07	$.154	$.722

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2007 $4,228,830, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 100% of the dividends distributed in December 2006 as indicated in the Corporate Qualifying memo distributed by the Tax department during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 16, 2007. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 5

To approve an amended management contract that includes adding a performance adjustment component to the management fee for Fidelity Advisor Value Leaders Fund and giving the Trustees the authority to change the fund's performance adjustment index going forward, without shareholder vote, subject to applicable law.

	# of Votes	% of Votes
Affirmative	38,960,236.61	76.714
Against	9,114,994.43	17.947
Abstain	2,711,252.32	5.339
TOTAL	50,786,483.36	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Value Leaders Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources. The Board also considered the agreement reached between the Independent Trustees and Fidelity in December 2006 following an independent review of matters relating to receipt of travel, entertainment, gifts and gratuities in violation of Fidelity policies.

Annual Report

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2006, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Institutional Class (Class I) of the fund was in the fourth quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Value Leaders Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Furthermore, the Board considered that, on May 16, 2007, after the periods shown in the chart above, shareholders approved an amended management contract for the fund that will add a performance adjustment component to the management fee paid by the fund (that is, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index). The performance period for the fund commenced on June 1, 2007. Starting with the twelfth month, the performance adjustment takes effect.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2006, and the total expenses of Class T ranked above its competitive median for 2006. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of the fund's management contract, the Board approved amendments to the fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) Fidelity's portfolio manager compensation structure, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (iii) Fidelity's fee structures; (iv) the funds' sub-advisory arrangements; and (v) accounts managed by Fidelity other than the Fidelity funds.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

AVLFI-UANN-1207
1.793580.104

(Fidelity Investment logo)(registered trademark)

Item 2. Code of Ethics

As of the end of the period, October 31, 2007, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Japan Fund, Fidelity Advisor Korea Fund, Fidelity Advisor Latin America Fund, Fidelity Advisor Overseas Fund and Fidelity Advisor Value Leaders Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Diversified International Fund	$98,000	$80,000
Fidelity Advisor Emerging Asia Fund	$86,000	$82,000
Fidelity Advisor Global Capital Appreciation Fund	$42,000	$40,000
Fidelity Advisor Japan Fund	$45,000	$43,000
Fidelity Advisor Korea Fund	$92,000	$84,000
Fidelity Advisor Latin America Fund	$45,000	$43,000
Fidelity Advisor Overseas Fund	$69,000	$66,000
Fidelity Advisor Value Leaders Fund	$39,000	$38,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,400,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Emerging Markets Fund, Fidelity Advisor Europe Capital Appreciation Fund and Fidelity Advisor International Capital Appreciation Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Emerging Markets Fund	$43,000	$38,000
Fidelity Advisor Europe Capital Appreciation Fund	$39,000	$35,000
Fidelity Advisor International Capital Appreciation Fund	$51,000	$35,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$7,300,000	$6,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Advisor Diversified International Fund	$0	$0
Fidelity Advisor Emerging Asia Fund	$0	$0
Fidelity Advisor Global Capital Appreciation Fund	$0	$0
Fidelity Advisor Japan Fund	$0	$0
Fidelity Advisor Korea Fund	$0	$0
Fidelity Advisor Latin America Fund	$0	$0
Fidelity Advisor Overseas Fund	$0	$0
Fidelity Advisor Value Leaders Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006 A
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007 A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Diversified International Fund	$22,900	$28,900
Fidelity Advisor Emerging Asia Fund	$29,000	$22,700
Fidelity Advisor Global Capital Appreciation Fund	$14,100	$2,800
Fidelity Advisor Japan Fund	$2,700	$2,600
Fidelity Advisor Korea Fund	$4,800	$4,600
Fidelity Advisor Latin America Fund	$2,700	$2,600
Fidelity Advisor Overseas Fund	$4,800	$4,600
Fidelity Advisor Value Leaders Fund	$2,900	$2,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Emerging Markets Fund	$6,200	$4,200
Fidelity Advisor Europe Capital Appreciation Fund	$5,200	$4,200
Fidelity Advisor International Capital Appreciation Fund	$6,200	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Diversified International Fund	$11,500	$9,600
Fidelity Advisor Emerging Asia Fund	$1,300	$1,300
Fidelity Advisor Global Capital Appreciation Fund	$1,200	$1,200
Fidelity Advisor Japan Fund	$1,300	$1,300
Fidelity Advisor Korea Fund	$1,200	$1,200
Fidelity Advisor Latin America Fund	$1,300	$1,200
Fidelity Advisor Overseas Fund	$2,100	$2,000
Fidelity Advisor Value Leaders Fund	$1,300	$1,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Advisor Emerging Markets Fund	$0	$0
Fidelity Advisor Europe Capital Appreciation Fund	$0	$0
Fidelity Advisor International Capital Appreciation Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$275,000	$20,000
Deloitte Entities	$260,000	$255,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended October 31, 2007 and October 31, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by PwC of $2,105,000A and $810,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$380,000	$110,000
Non-Covered Services	$1,725,000	$700,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended October 31, 2007 and October 31, 2006, the aggregate fees billed by Deloitte Entities of $685,000A and $800,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$280,000	$270,000
Non-Covered Services	$405,000	$530,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	December 28, 2007
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	December 28, 2007